                                                                [ISG FUNDS LOGO]



                                 [ISG PICTURES]


                                                 ANNUAL REPORT December 31, 1998

                                                                [ISG FUNDS LOGO]

The ISG Funds provide shareholders with a variety of features to make investing in the Funds easy, covenient and manageable.


                                 ISG FUND FACTS

ISG FUND FEATURES             ISG FUND BENEFITS
-----------------             -----------------
PROFESSIONAL INVESTMENT       The investment managers at First American National Bank are experienced
MANAGEMENT                    investment professionals  who oversee the investments in each mutual fund.

LOW MINIMUM INVESTMENT        Initial investments in the Funds can be as low as $1,000.

DEDICATED CUSTOMER            Account information is available from helpful representatives.
SERVICE                       Just call 1-800-852-0045.

AUTOMATIC INVESTMENTS         Investments can be made once or twice a month with automatic transfers from your checking account to your Fund account.

DOLLAR COST AVERAGING         Dollar Cost Averaging is a means of investing by which you invest a fixed dollar amount on a consistent basis. You invest whether the financial markets are high or low. As a result, you buy more shares when prices are low and fewer when prices are high. In this way, you can achieve a lower average cost per share.*

AUTOMATIC WITHDRAWALS         Automatic withdrawals from your Fund account can be made and credited to any account you designate.

FREE EXCHANGE PRIVILEGES      Shares of a Fund can be exchanged into shares of other ISG Funds at no cost.**

REGULAR INFORMATIVE           You will receive account statements after each transaction, plus regular
STATEMENTS AND REPORTS        financial reports highlighting performance and investment strategies.

DIVIDEND REINVESTMENT         Dividend income and capital gains can be reinvested automatically in additional shares of a Fund.

DAILY REDEMPTIONS             Shares are redeemable each business day (at the net asset value per share, which may be worth more or less than your original cost, next determined after receipt of your redemption request) by mail, telephone or bank wire.

 *Dollar Cost Averaging does not assure a profit and does not protect against loss in declining markets. You should consider your financial ability to continue your investment program during periods of extreme share price fluctuations.
**Exchange privileges may be modified or discontinued by the Funds at any time.
  Upon redemption, shares may be worth more or less than their original cost.

                               TABLE OF CONTENTS

                    Letter from the Chief Investment Officer

                                     Page 1

                           Treasury Money Market Fund
                            Prime Money Market Fund

                                     Page 3

                       Limited Term U.S. Government Fund

                                    Page 13

                             Government Income Fund

                                    Page 21

                             Municipal Income Fund

                                    Page 29

                     Limited Term Tennessee Tax-Exempt Fund

                                    Page 39

                           Tennessee Tax-Exempt Fund

                                    Page 47

                            Limited Term Income Fund

                                    Page 57

                                  Income Fund

                                    Page 67

                               Equity Income Fund

                                    Page 77

                             Large-Cap Equity Fund

                                    Page 87

                              Capital Growth Fund

                                    Page 97

                           Small-Cap Opportunity Fund

                                    Page 107

                           International Equity Fund

                                    Page 117

                         Notes to Financial Statements

                                    Page 127

                          Independent Auditors' Report

LETTER FROM THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------

To Our Shareholders:

I am pleased to send you the ISG Funds' annual report for the 12 months ended December 31, 1998, a truly historic year for the markets and our fund families.

The most notable event, among many of significant happenings, was the merger between our AmeriStar Portfolios and DG Investor Series, creating the ISG Funds on December 14, 1998. With the reorganization complete, we now manage more than $2.8 billion in mutual fund assets.

Aside from giving us a considerably larger presence in the mutual fund industry, the consolidation enables us to offer you 19 separate mutual funds--including five exceptionally diversified "strategic portfolios" that cut across the entire risk/reward spectrum--with which to build your portfolio. The merger between two experienced investment advisers also has enhanced our management expertise and research capabilities. Also, we anticipate that operating efficiencies resulting from the merger will lead to lower administration costs and will improve the service we provide to you, our shareholders.

Finally, amidst all the organizational changes that have taken place, I certainly do not want to overlook the outstanding performance turned in by many of our funds. Three of our stock funds--the Large-Cap Equity Fund, the Capital Growth Fund and the Equity Income Fund--surpassed their benchmarks, as did our Government Income Fund. The Large-Cap Equity Fund further enjoyed the distinction of being awarded five stars, the highest possible rating, from Morningstar, for the three- and five-year periods ended December 31, 1998. Morningstar is an independent rating agency recognized for its risk-adjusted performance ratings.(1)

STOCKS DEFIED THE LAW OF GRAVITY

The Dow Jones Industrial Average added 18.15%; the Standard & Poor's 500 Stock Index(2) rose 28.74%; and the Nasdaq Composite Index(3) posted a blistering 39.63% gain. Among the major equity averages, only the Russell 2000 Stock Index(4) lost ground, falling 2.6% for the year. But such eye-catching results did not come without profound anxiety. The first half of the year proceeded smoothly enough, with large-cap stocks garnering much of the attention and attracting the lion's share of fresh capital into the market. Although continuing concerns about the crises still swirling throughout Asia began to chip away at investors' confidence, the Dow managed to set a new high in mid-July. But when the full glare of summer arrived, it brought along a double dose of trouble. First, Russia's economy imploded, with Yeltsin's government devaluing the ruble and defaulting on $40 billion of debt, most of it held by Western banks. Then the international credit crunch that followed sparked a new crisis: the near-collapse of Long-Term Capital Management, a highly leverage hedge fund with billions of dollars of paper losses in its portfolio. The possibility that the hedge fund's troubles could damage the world's fixed-income markets so rattled investors that the Federal Reserve Board (Fed) took the remarkable step of engineering a bailout.

It did not help matters that the Clinton Administration was embroiled in scandal. The gloom was thick in just about every market in the world, and most investments lost considerable value--except for U.S. Treasury bonds, whose quality attracted a flood of cash. As stocks hit bottom in August, the Dow and the S&P 500 were down nearly 20% from their earlier peaks, and the Russell 2000 had lost 36% from its high.

But then the stock market, as it has done so many times in the last 15 years, reversed course, dug itself out of its hole and proceeded to set new highs. Aided in no small measure by the Federal Reserve's decision to cut interest rates not once, but three times in four months, stocks ended the year on a cheery note. And as I write this letter in the middle of January, the market has continued its upward move, with the tech-laden Nasdaq sector surging into record territory.

---------------

(1) Morningstar proprietary ratings reflect risk-adjusted performance through 12/31/98. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year returns (with fee adjustments) in excess of 90-day Treasury Bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The Fund received 5 stars for the three-and-five year periods. It was rated among 2,802 and 1,702 domestic equity funds for the three- and five-year periods, respectively. Ten percent of the funds in a rating category receive 5 stars; 22.5% receive 4 stars; 35% receive 3 stars; 22.5% receive 2 stars; and 10% receive 1 star.
(2) The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the stock market as a whole. The index does not reflect expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
(3) The Nasdaq Composite Index is a market capitalization price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign common stocks and American Depository Receipts.
(4) The Russell 2000 Stock Index is an unmanaged index generally representative of the performance of small-capitalization stocks. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

--------------------------------------------------------------------------------

BONDS OFFERED A WELCOME REFUGE

There were times this year when, to hold a portfolio of bonds--especially long-term Treasuries--was to feel like a winner. Throughout 1998, declining interest rates and low inflation provided fixed-income investors with historically handsome returns, on an inflation-adjusted basis. And when stock markets around the world began to fall apart, the stability and interest-bearing benefits of bonds were never more apparent.

When all was said and done, both long-term and short-term interest rates fell significantly, which is always good news for bondholders. Fixed-income securities may not always look as "attractive" as stocks, but their value as an effective diversification tool continues to be proven again and again.

THE YEAR AHEAD IS FULL OF "INSURMOUNTABLE OPPORTUNITIES"

So what now? In 1999, will stocks rise yet again, continuing to redefine time-honored concepts of fundamental valuation analysis? Or will they sink beneath the weight of declining corporate earnings, political unrest and a financial maelstrom that seems to have leaped across the oceans, from Asia and Russia to Latin America? We would not be surprised to find it tougher to make money over the next 12 months.

At the same time, we feel it would be foolish to be overly cautious; indiscriminate caution has not been rewarded in recent years. Also, our valuation model is fairly neutral, meaning we feel no panic about the coming months. Despite the fact that many large-cap growth stocks are valued at levels we suspect may be insupportable in the long run, we continue to find attractive buying opportunities. And we are still positive about many factors that are positively impacting financial assets, including a steady flow of cash into stocks and bonds.

In the words of that sporting sage, Yogi Berra, "we are faced with insurmountable opportunities." Risk is part of the landscape. So is the chance to achieve a stable and secure future, through prudent investments in stocks and bonds. That is our mission, and our responsibility to you, our shareholders.

We thank you for your support.

Sincerely,

/s/ Frederick S. Crown Jr.
Frederick S. Crown Jr., CFA
Chief Investment Officer


                        JOHN MARK MCKENZIE, CFA
                        Fund Manager
                        ISG Treasury Money Market Fund
[McKenzie Photo]        ISG Prime Money Market Fund

---------------------------------------------------------------
---------------------------------------------------------------

 INVESTMENT GOAL
 The ISG money market funds seek to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Each fund seeks its objective by investing in:
 PRIME MONEY MARKET FUND -- A broad range of U.S. Government, bank and corporate short-term, money market obligations.
 U.S. TREASURY MONEY MARKET FUND -- U.S. Treasury securities and other obligations that are guaranteed as to principal and interest by the U.S. Government, and related repurchase agreements.
---------------------------------------------------------------

Q. WHAT FACTORS AFFECTED THE PERFORMANCE OF THE MONEY MARKET FUNDS?

A. Actions taken by the Federal Reserve were the driving force behind the gradual decline in yields among all money market funds. For quite some time, the Fed had kept the fed funds rate (the rate banks charge one another for overnight loans) artificially high. As late as last August, the rate was 5.50%, which kept debt instruments on the short end of the yield curve--where our Funds operate - in a fairly tight range, despite significant volatility among longer-term notes and bonds.

Then, beginning in September, the Fed initiated a concerted effort to ease credit, and lowered the fed funds rate three times, down to its present level of 4.75%. Consequently, yields declined on the short-term paper we favor.

As of December 31, 1998, the average maturity of the Prime Money Market Fund was 24 days; for the U.S. Treasury Money Market Fund, it was 55 days.

Q. WHAT IS YOUR OUTLOOK FOR THE NEXT 12 MONTHS?

A. We believe the Fed will be very cautious when it comes to lowering short-term rates further. The U.S. economy is still strong, and easier credit could pump too much cash into the monetary system, sparking inflation. As always, we will continue to pursue the highest possible yields consistent with relative safety of principal.

---------------
An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ISG FUNDS                                      SCHEDULE OF PORTFOLIO INVESTMENTS
TREASURY MONEY MARKET FUND                                     DECEMBER 31, 1998

 U.S. TREASURY BILLS* (29.0%)
                                                   AMORTIZED
SECURITY                            PRINCIPAL           COST
DESCRIPTION                            AMOUNT       (NOTE 4)
--------------------------------  -----------   ------------
4.45%, 1/21/99..................  $15,000,000   $ 14,963,458
4.56%, 2/4/99...................   20,000,000     19,915,047
4.48%, 2/25/99..................   15,000,000     14,898,708
4.50%, 3/4/99...................   20,000,000     19,847,239
4.48%, 3/18/99..................   25,000,000     24,766,723
4.44%, 4/22/99..................   20,000,000     19,729,900
4.56%, 5/20/99..................   25,000,000     24,565,625
                                                ------------
TOTAL U.S. TREASURY BILLS
  (Cost $138,686,700)...........                 138,686,700
                                                ------------
 U.S. TREASURY NOTES (32.6%)
6.38%, 1/15/99..................   15,000,000     15,005,444
5.00%, 1/31/99..................    5,000,000      4,999,653
5.88%, 1/31/99..................    5,000,000      5,001,449
5.00%, 2/15/99..................   25,000,000     24,991,461
8.88%, 2/15/99..................    5,000,000      5,023,116
5.88%, 3/31/99..................   25,000,000     25,051,269
7.00%, 4/15/99..................   20,000,000     20,130,330
6.38%, 4/30/99..................   10,000,000     10,033,064
6.50%, 4/30/99..................   15,000,000     15,109,518
6.75%, 5/31/99..................    5,000,000      5,031,636
6.38%, 7/15/99..................   25,000,000     25,216,364
                                                ------------
TOTAL U.S. TREASURY NOTES
(Cost $155,593,304).............                 155,593,304
                                                ------------
 REPURCHASE AGREEMENTS (38.0%)
                                                   AMORTIZED
SECURITY                            PRINCIPAL           COST
DESCRIPTION                            AMOUNT       (NOTE 4)
--------------------------------  -----------   ------------
Merrill Lynch, 4.70%, 1/4/99,
  dated 12/31/98, with a
  maturity value of $86,418,424
  (Collateralized by $76,335,000
  U.S. Treasury Bonds/ Notes,
  5.25%-11.75%, 3/31/02-
  11/15/20, fair value --
  $88,105,635)..................  $86,373,318   $ 86,373,318
Prudential, 5.10%, 1/4/99, dated
  12/31/98, with a maturity
  value of $95,053,833
  (Collateralized by $47,811,000
  U.S. Treasury Notes, 5.63%,
  11/30/99, fair value --
  $48,458,386; $49,430,034
  Government National Mortgage
  Assoc., 5.00%-10.00%,
  12/15/01-12/15/28, fair
  value -- $48,442,534).........   95,000,000     95,000,000
                                                ------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $181,373,318) ..........                 181,373,318
                                                ------------
 CASH EQUIVALENTS (0.0%)
Bank of New York Cash Reserve
  Money Market Fund.............        1,002          1,002
                                                ------------
TOTAL CASH EQUIVALENTS
(Cost $1,002)...................                       1,002
                                                ------------
TOTAL INVESTMENTS
  (Cost $475,654,324)
  (a) -- (99.6%)................                 475,654,324
Other assets in excess of
  liabilities -- (0.4%).........                   1,799,784
                                                ------------
TOTAL NET ASSETS -- (100.0%)....                $477,454,108
                                                ============

------------------

(a) Cost for federal income tax and financial reporting purposes are the same.

 * Yield effective at purchase.

                       See notes to financial statements

ISG FUNDS
TREASURY MONEY MARKET FUND

 STATEMENT OF ASSETS AND LIABILITIES

                                                               DECEMBER 31, 1998

ASSETS:
Investments, at amortized
  cost..........................               $  294,281,006
Repurchase agreements, at
  cost..........................                  181,373,318
                                               --------------
Total Investments...............                  475,654,324
Interest and dividends
  receivable....................                    3,195,106
Receivable for capital shares
  issued........................                        6,854
Receivable from advisor.........                        8,913
Deferred organization costs.....                        3,486
Prepaid expenses and other
  assets........................                       29,719
                                               --------------
  TOTAL ASSETS..................                  478,898,402

LIABILITIES:
Distributions payable...........  $1,305,511
Custody payable.................         701
Accrued expenses and other
  payables:
  Advisory fees.................      75,835
  Administration fees...........       5,185
  Shareholder servicing fees --
  Class A Shares................       4,526
  Other.........................      52,536
                                  ----------
  TOTAL LIABILITIES.............                    1,444,294
                                               --------------

NET ASSETS:
Capital.........................                  477,473,085
Undistributed (distributions in
  excess of) net investment
  income........................                        3,539
Accumulated net realized losses
  from investment
  transactions..................                      (22,516)
                                               --------------
NET ASSETS......................               $  477,454,108
                                               ==============

Class A Shares
  Net Assets....................               $  167,475,382
  Shares outstanding............                  167,482,870
  Offering and redemption price
    per share...................               $         1.00
                                               ==============
Institutional Shares
  Net Assets....................               $  309,978,726
  Shares outstanding............                  309,993,754
  Offering and redemption price
    per share...................               $         1.00
                                               ==============

 STATEMENT OF OPERATIONS

                                            FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:
Interest income...................               $10,222,725
Income from securities lending....                     4,424
                                                 -----------
    TOTAL INVESTMENT INCOME.......                10,227,149
EXPENSES:
Investment advisory fees..........    $480,809
Administration fees...............     192,322
Shareholder servicing fees --
  Class A Shares..................     230,368
Accounting fees...................      63,874
Transfer agent fees...............      49,000
Directors' fees...................      12,808
Other fees........................     216,927
                                    ----------
    Total expenses before
      voluntary fee
      reimbursements..............                 1,246,108
    Expenses voluntarily
      reimbursed..................                    (8,913)
                                                 -----------
    Net Expenses..................                 1,237,195
                                                 -----------
NET INVESTMENT INCOME.............                 8,989,954
                                                 -----------
REALIZED GAINS (LOSSES) FROM
  INVESTMENTS:
Net realized gains (losses) from
  investment transactions.........                   (22,516)
                                                 -----------
Change in net assets resulting
  from operations.................               $ 8,967,438
                                                 ===========

                       See notes to financial statements

ISG FUNDS
TREASURY MONEY MARKET FUND

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  1998            1997
                                                              -------------   -------------
FROM INVESTMENT ACTIVITIES:
Operations:
  Net investment income.....................................  $   8,989,954   $   9,157,705
  Net realized gains (losses) from investment
    transactions............................................        (22,516)             --
                                                              -------------   -------------
Change in net assets resulting from operations..............      8,967,438       9,157,705
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income................................     (4,199,074)     (3,780,942)
DISTRIBUTIONS TO INSTITUTIONAL SHAREHOLDERS:
  From net investment income................................     (4,790,880)     (5,376,763)
                                                              -------------   -------------
Change in net assets from shareholder distributions.........     (8,989,954)     (9,157,705)
                                                              -------------   -------------
Change in net assets from capital transactions..............    286,236,862       3,233,359
                                                              -------------   -------------
Change in net assets........................................    286,214,346       3,233,359
NET ASSETS:
  Beginning of period.......................................    191,239,762     188,006,403
                                                              -------------   -------------
  End of period.............................................  $ 477,454,108   $ 191,239,762
                                                              =============   =============

                       See notes to financial statements

ISG FUNDS
TREASURY MONEY MARKET FUND

 FINANCIAL HIGHLIGHTS, CLASS A SHARES

                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                         1998           1997           1996           1995         1994(a)
                                                     ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period...............    $  1.000       $  1.000       $  1.000       $  1.000      $   1.000
                                                       --------       --------       --------       --------      ---------
Investment Activities
  Net investment income............................       0.046          0.047          0.047          0.053          0.030
                                                       --------       --------       --------       --------      ---------
  Total from Investment Activities.................       0.046          0.047          0.047          0.053          0.030
                                                       --------       --------       --------       --------      ---------
Distributions
  Net investment income............................      (0.046)        (0.047)        (0.047)        (0.053)        (0.030)
                                                       --------       --------       --------       --------      ---------
  Total Distributions..............................      (0.046)        (0.047)        (0.047)        (0.053)        (0.030)
                                                       --------       --------       --------       --------      ---------
Net change in asset value..........................          --             --             --             --             --
                                                       --------       --------       --------       --------      ---------
Net Asset Value, End of Period.....................    $  1.000       $  1.000       $  1.000       $  1.000      $   1.000
                                                       ========       ========       ========       ========      =========
TOTAL RETURN.......................................        4.68%          4.78%          4.78%          5.41%          3.01%(b)

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)..................    $167,475       $ 77,065       $ 78,308       $168,430      $ 139,715
Ratio of expenses to average net assets............        0.77%          0.75%          0.56%          0.50%          0.54%(c)
Ratio of net investment income to average net
  assets...........................................        4.56%          4.68%          4.72%          5.28%          4.02%(c)
Ratio of expenses to average net assets*...........        0.78%              (d)        0.74%          0.75%          0.83%(c)

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratio would have been as indicated.
(a) For the period from March 29, 1994 (commencement of operations) through December 31, 1994.
(b) Not annualized.
(c) Annualized.
(d) There were no fee reductions in this period.

 FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                                 YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                    1998            1997          1996(a)
                                                                ------------    ------------    ------------
Net Asset Value, Beginning of Period........................      $  1.000        $  1.000        $  1.000
                                                                  --------        --------        --------
Investment Activities
  Net investment income.....................................         0.048           0.049           0.024
                                                                  --------        --------        --------
  Total from Investment Activities..........................         0.048           0.049           0.024
                                                                  --------        --------        --------
Distributions
  Net investment income.....................................        (0.048)         (0.049)         (0.024)
                                                                  --------        --------        --------
  Total Distributions.......................................        (0.048)         (0.049)         (0.024)
                                                                  --------        --------        --------
Net change in asset value...................................            --              --              --
                                                                  --------        --------        --------
Net Asset Value, End of Period..............................      $  1.000        $  1.000        $  1.000
                                                                  ========        ========        ========
TOTAL RETURN................................................          4.93%           5.05%           2.43%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...........................      $309,979        $114,175        $109,698
Ratio of expenses to average net assets.....................          0.53%           0.50%           0.52%(c)
Ratio of net investment income to average net assets........          4.78%           4.94%           4.78%(c)

(a) For the period from July 1, 1996 (commencement of operations) through December 31, 1996.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

ISG FUNDS                                      SCHEDULE OF PORTFOLIO INVESTMENTS
PRIME MONEY MARKET FUND                                        DECEMBER 31, 1998

 COMMERCIAL PAPER** (92.6%)
                                                    AMORTIZED
SECURITY                           PRINCIPAL             COST
DESCRIPTION                           AMOUNT         (NOTE 4)
-------------------------------  -----------   --------------
Allied Signal, 5.60%,
  1/15/99......................  $ 6,000,000   $    5,986,933
American General Finance Corp.,
  5.47%, 1/8/99................   10,000,000        9,989,364
American General Finance Corp.,
  5.30%, 11/6/99...............    7,500,000        7,479,021
Amoco Co., 5.00%, 10/28/99.....    7,500,000        7,479,167
Atlantis Funding, 5.55%,
  1/14/99......................    6,000,000        5,987,975
Austra Corp., 5.51%, 1/11/99...    6,500,000        6,490,051
Banca Credit Financial Corp.,
  5.50%, 2/1/99................    5,000,000        4,976,319
Banca Credit Financial Corp.,
  5.13%, 3/8/99................   10,000,000        9,905,950
Banco Nacional de Comercio,
  5.40%, 1/20/99...............   12,000,000       11,965,801
Bancque Generale du Luxembourg,
  S.A., 5.35%, 1/15/99.........   12,000,000       11,975,034
Bankers Trust Corp., 5.41%,
  4/14/99......................    6,000,000        5,907,128
Banque Nationale de Paris,
  5.30%, 2/18/99...............    9,783,000        9,713,867
Barclays PLC, 5.35%, 2/5/99....   10,000,000        9,947,986
BellSouth Capital Funding
  Corp., 4.90%, 1/14/99........    7,500,000        7,486,729
CIT Group, 5.31%, 1/5/99.......    7,000,000        6,995,870
Coca-Cola Co., 5.00%,
  11/2/99......................    7,500,000        7,485,417
Commercial Credit Co., 5.08%,
  1/11/99......................    7,000,000        6,990,122
Commerzbank, 5.23%, 1/4/99.....    6,000,000        5,997,385
Commerzbank, 5.47%, 1/22/99....   10,000,000        9,968,092
Commonwealth Bank of Australia,
  5.14%, 1/29/99...............    5,000,000        4,980,011
Deere & Co., 5.22%, 2/4/99.....    7,500,000        7,463,025
Duff & Phelps, 5.42%, 1/7/99...    6,000,000        5,994,580
Emerson Electric, 5.07%,
  2/11/99......................    4,410,000        4,384,536
Ford Motor Credit Co., 5.00%,
  1/8/99.......................    7,500,000        7,492,708
General Motors Acceptance
  Corp., 5.06%, 1/27/99........    7,000,000        6,974,419
Gillette Co., 4.97%, 1/6/99....    7,000,000        6,995,168
Goldman Sachs Group, 5.27%,
  2/5/99.......................    7,500,000        7,461,573
Great West Life & Annuity
  Insurance, 5.10%, 2/25/99....    6,764,000        6,711,297
H.J. Heinz, 5.23%, 1/13/99.....    7,500,000        7,486,925
Household Finance Corp., 5.25%,
  11/9/99......................    7,000,000        6,996,938
IBM Credit Corp., 5.07%,
  11/20/99.....................    7,500,000        7,465,144
Kzh-Ing-2 Corp., 5.51%,
  1/29/99......................    2,300,000        2,290,143
Lexington Parker Capital,
  5.50%, 1/19/99...............    6,000,000        5,983,500
Marketstreet, 5.55%, 1/8/99....    6,000,000        5,993,525
Merita N.A., 5.18%, 1/7/99.....    6,000,000        5,994,820
Merrill Lynch & Co., 5.33%,
  11/13/99.....................    7,500,000        7,473,350
Minnesota Mining &
  Manufacturing Co., 5.00%,
  11/17/99.....................    7,500,000        7,459,375

 COMMERCIAL PAPER**, CONTINUED
                                                    AMORTIZED
SECURITY                           PRINCIPAL             COST
DESCRIPTION                           AMOUNT         (NOTE 4)
-------------------------------  -----------   --------------
National Australia Funding,
  5.15%, 2/2/99................  $10,000,000   $    9,954,222
National Rural Utilities Corp.,
  5.00%, 1/19/99...............    7,500,000        7,481,250
Nordbanken, 5.39%, 1/7/99......   10,000,000        9,991,018
Nordbanken, 5.17%, 1/19/99.....    6,000,000        5,984,490
Quincy, 5.36%, 1/12/99.........    6,000,000        5,990,173
Sigma, 5.52%, 1/15/99..........    6,000,000        5,987,120
Sunbelt Dx, 5.30%, 2/23/99.....    6,000,000        5,953,183
Texaco, 5.22%, 1/7/99..........    7,000,000        6,993,910
Thunder Bay, 5.44%, 1/15/99....    8,000,000        7,983,083
USAA Capital Corp., 4.98%,
  1/29/99......................    7,500,000        7,470,950
Walt Disney Co., 4.99%,
  2/1/99.......................    7,000,000        6,969,921
                                               --------------
TOTAL COMMERCIAL PAPER
(Cost $349,088,568)............                   349,088,568
                                               --------------
 U.S. GOVERNMENT AGENCY SECURITIES (7.7%)
FEDERAL HOME LOAN BANK (3.2%)
4.90%**, 2/23/99...............    7,000,000        6,949,502
4.93%*, 4/1/99.................    5,000,000        4,999,451
                                               --------------
                                                   11,948,953
                                               --------------
FANNIE MAE (3.2%)
4.94%**, 3/8/99................    7,000,000        6,936,603
5.11%*, 4/9/99.................    5,000,000        4,999,832
                                               --------------
                                                   11,936,435
                                               --------------
STUDENT LOAN MARKETING ASSOC.
(1.3%) 4.85%*, 2/8/99..........    5,000,000        4,999,015
                                               --------------
TOTAL U.S. GOVERNMENT AGENCY
  SECURITIES (Cost
  $28,884,403).................                    28,884,403
                                               --------------
 CASH EQUIVALENTS (0.0%)
Bank of New York Cash Reserve
  Money Market Fund............       97,036           97,036
                                               --------------
TOTAL CASH EQUIVALENTS
  (Cost $97,036)...............                        97,036
                                               --------------
TOTAL INVESTMENTS
  (Cost $378,070,007) (a) -- (100.3%)             378,070,007
Liabilities in excess of other
  assets -- (-0.3)%                                  (967,685)
                                               --------------
TOTAL NET ASSETS -- (100.0%)                   $  377,102,322
                                               ==============

---------------
(a) Cost for federal income tax and financial reporting purposes are the same.
 * Variable rate security. Rate represents rate in effect at December 31, 1998. Maturity date reflects the next rate change date.
 ** Yield effective at purchase.
PLC -- Public Limited Company
Commercial Paper Industry Classifications
Banking/Finance -- 74.6%
Consumer Products -- 10.5%
Industrial -- 7.5%

                       See notes to financial statements

ISG FUNDS
PRIME MONEY MARKET FUND

 STATEMENT OF ASSETS AND LIABILITIES

                                                               DECEMBER 31, 1998

ASSETS:
Investments, at amortized cost...               $378,070,007
Interest and dividends
  receivable.....................                    182,192
Receivable for capital shares
  issued.........................                     69,338
Receivable from advisor..........                      5,675
Deferred organization costs......                      3,287
Prepaid expenses and other
  assets.........................                     25,848
                                                ------------
  TOTAL ASSETS...................                378,356,347
LIABILITIES:
Distributions payable............  $1,126,345
Accrued expenses and other
  payables:
  Advisory fees..................      60,490
  Administration fees............       4,188
  Shareholder servicing fees --
    Class A Shares...............       8,531
  Shareholder servicing fees --
    Class B Shares...............           5
  Distribution fees -- Class B
    Shares.......................          15
  Other..........................      54,451
                                   ----------
  TOTAL LIABILITIES..............                  1,254,025
                                                ------------
NET ASSETS:
Capital..........................                377,103,481
Undistributed (distributions in
  excess of) net investment
  income.........................                      3,563
Accumulated net realized losses
  from investment transactions...                     (4,722)
                                                ------------
NET ASSETS.......................               $377,102,322
                                                ============
Class A Shares
  Net Assets.....................               $310,200,952
  Shares outstanding.............                310,203,922
  Offering and redemption price
    per share....................               $       1.00
                                                ============
Class B Shares
  Net Assets.....................               $    186,805
  Shares outstanding.............                    186,805
  Offering price per share*......               $       1.00
                                                ============
Institutional Shares
  Net Assets.....................               $ 66,714,565
  Shares outstanding.............                 66,716,317
  Offering and redemption price
    per share....................               $       1.00
                                                ============

---------------

* Redemption price per share varies by length of time shares are held.

 STATEMENT OF OPERATIONS

                                            FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:
Interest income...................               $ 7,549,606
EXPENSES:
Investment advisory fees..........  $  328,794
Investment sub-advisory fees......      11,578
Administration fees...............     136,147
Shareholder servicing fees --
  Class A Shares..................     200,958
Shareholder servicing fees --
  Class B Shares..................         159
Distribution fees -- Class B
  Shares..........................         476
Accounting fees...................      68,460
Transfer agent fees...............      56,319
Directors' fees...................       7,787
Other fees........................     168,495
                                    ----------
  Total expenses before voluntary
    fee reimbursements............                   979,173
  Expenses voluntarily
    reimbursed....................                    (5,675)
                                                 -----------
Net expenses......................                   973,498
                                                 -----------
NET INVESTMENT INCOME.............                 6,576,108
                                                 -----------
REALIZED GAINS (LOSSES) FROM
  INVESTMENTS:
Net realized gains (losses) from
  investment transactions.........                    (2,924)
                                                 -----------
Change in net assets resulting
  from operations.................               $ 6,573,184
                                                 ===========

                       See notes to financial statements

ISG FUNDS
PRIME MONEY MARKET FUND

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEAR ENDED        YEAR ENDED
                                                               DECEMBER 31,      DECEMBER 31,
                                                                   1998              1997
                                                              --------------    --------------
FROM INVESTMENT ACTIVITIES:
Operations:
  Net investment income.....................................  $    6,576,108    $    3,956,447
  Net realized gains (losses) from investment
    transactions............................................          (2,924)             (760)
                                                              --------------    --------------
Change in net assets resulting from operations..............       6,573,184         3,955,687
                                                              --------------    --------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income................................      (3,802,606)       (1,794,260)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
  From net investment income................................          (2,455)(a)             --
DISTRIBUTIONS TO INSTITUTIONAL SHAREHOLDERS:
  From net investment income................................      (2,771,047)       (2,162,187)
                                                              --------------    --------------
Change in net assets from shareholder distributions.........      (6,576,108)       (3,956,447)
                                                              --------------    --------------
Change in net assets from capital transactions..............     294,554,899        11,614,664
                                                              --------------    --------------
Change in net assets........................................     294,551,975        11,613,904
NET ASSETS:
  Beginning of period.......................................      82,550,347        70,936,443
                                                              --------------    --------------
  End of period.............................................  $  377,102,322    $   82,550,347
                                                              ==============    ==============

---------------

(a) For the period from July 23, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

ISG FUNDS
PRIME MONEY MARKET FUND

 FINANCIAL HIGHLIGHTS, CLASS A SHARES

                                                       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                          1998           1997           1996           1995         1994(a)
                                                      ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period................    $  1.000       $ 1.000        $ 1.000        $ 1.000        $ 1.000
                                                        --------       -------        -------        -------        -------
Investment Activities
  Net investment income.............................       0.047         0.048          0.048          0.054          0.031
                                                        --------       -------        -------        -------        -------
  Total from Investment Activities..................       0.047         0.048          0.048          0.054          0.031
                                                        --------       -------        -------        -------        -------
Distributions
  Net investment income.............................      (0.047)       (0.048)        (0.048)        (0.054)        (0.031)
                                                        --------       -------        -------        -------        -------
  Total Distributions...............................      (0.047)       (0.048)        (0.048)        (0.054)        (0.031)
                                                        --------       -------        -------        -------        -------
Net change in asset value...........................          --            --             --             --             --
                                                        --------       -------        -------        -------        -------
Net Asset Value, End of Period......................    $  1.000       $ 1.000        $ 1.000        $ 1.000        $ 1.000
                                                        --------       -------        -------        -------        -------
TOTAL RETURN........................................        4.85%         4.90%          4.88%          5.51%          3.13%(b)
                                                        ========       =======        =======        =======        =======
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...................    $310,201       $56,163        $22,836        $63,919        $82,351
Ratio of expenses to average net assets.............        0.81%         0.87%          0.68%          0.65%          0.63%(c)
Ratio of net investment income to average net
  assets............................................        4.73%         4.82%          4.83%          5.37%          4.00%(c)
Ratio of expenses to average net assets*............        0.82%          (d)           0.86%          0.90%          0.93%(c)

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratio would have been as indicated.
(a) For the period March 29, 1994 (commencement of operations) through December 31, 1994.
(b) Not annualized.
(c) Annualized.
(d) There were no fee reductions in this period.

 FINANCIAL HIGHLIGHTS, CLASS B SHARES

                                                              PERIOD ENDED
                                                              DECEMBER 31,
                                                                1998(a)
                                                              ------------
Net Asset Value, Beginning of Period........................    $  1.000
                                                                --------
Investment Activities
  Net investment income.....................................       0.021
                                                                --------
  Total from Investment Activities..........................       0.021
                                                                --------
Distributions
  Net investment income.....................................      (0.021)
                                                                --------
  Total Distributions.......................................      (0.021)
                                                                --------
Net change in asset value...................................          --
                                                                --------
Net Asset Value, End of Period..............................    $  1.000
                                                                ========
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................        2.07%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...........................    $    187
Ratio of expenses to average net assets.....................        1.55%(c)
Ratio of net investment income to average net assets........        3.77%(c)

(a) For the period from July 23, 1998 (commencement of operations) through December 31, 1998.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

ISG FUNDS
PRIME MONEY MARKET FUND

 FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                               YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  1998           1997         1996(a)
                                                              ------------   ------------   ------------
Net Asset Value, Beginning of Period........................    $ 1.000        $ 1.000        $ 1.000
                                                                -------        -------        -------
Investment Activities
  Net investment income.....................................      0.050          0.051          0.024
                                                                -------        -------        -------
  Total from Investment Activities..........................      0.050          0.051          0.024
                                                                -------        -------        -------
Distributions
  Net investment income.....................................     (0.050)        (0.051)        (0.024)
                                                                -------        -------        -------
  Total Distributions.......................................     (0.050)        (0.051)        (0.024)
                                                                -------        -------        -------
Net change in net asset value...............................         --             --             --
                                                                -------        -------        -------
Net Asset Value, End of Period..............................    $ 1.000        $ 1.000        $ 1.000
                                                                =======        =======        =======
TOTAL RETURN................................................       5.11%          5.17%          2.46%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...........................    $66,715        $26,389        $48,101
Ratio of expenses to average net assets.....................       0.58%          0.62%          0.65%(c)
Ratio of net investment income to average net assets........       4.97%          5.05%          4.86%(c)

(a) For the period from July 1, 1996 (commencement of operations) through December 31, 1996.

(b) Not annualized.

(c) Annualized.

                       See notes to financial statements


                        JOHN MARK MCKENZIE
                        Portfolio Manager
                        ISG Limited Term U.S. Government
[McKenzie Photo]        Fund

---------------------------------------------------------------
---------------------------------------------------------------
 INVESTMENT GOAL
 The Fund seeks to provide investors with high current income without assuming undue risk. The Fund will invest primarily in a portfolio of U.S. Government securities that, under normal market conditions, has a duration that approximates that of the Merrill Lynch 1-5-Year Government Bond Index. This Fund is suitable for investors seeking regular monthly income without undue risk to principal.
---------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING 1998?

A. Despite some volatility in the market throughout the year, the Fund delivered solid returns. For the 12 months ended December 31, 1998, the Fund produced a total return of 6.69% (Class A shares at NAV).(1) In comparison, the Merrill Lynch 1-5-Year Government Bond Index, produced a total return of 7.67%.

It is also important to recognize income yield to shareholders. As of December 31, 1998, the Fund's 30-day SEC yield was 4.32% (Class A shares at NAV), compared to 5.46% at the end of 1997. The yield percentages are annualized. We achieved our objectives while maintaining an average credit quality of AAA (as rated by Standard & Poor's). As of December 31, 1998, the Fund's average maturity was 2.6 years.

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. The two most important factors were our maturity structure and the international crises that afflicted Russia, Asia and South America.

With the Fund having a maturity structure longer than our benchmark, the Merrill Lynch 1-5-Year Government Bond Index, it was reasonable to expect that the year's overall decline in interest rates would be more productive to our total return. But markets do not always behave as investors believe they will. When troubles abroad threatened the safety of foreign bonds, the result was a stampeding "flight to quality," with U.S. Treasury bonds almost exclusively being the securities of choice. Consequently, there was a broad sell-off of all other types of bonds, including U.S. agency securities. Because we held more government agency securities, and fewer Treasuries, than our benchmark, we underperformed.

Fortunately, we believe a reversal of this unusual situation should occur, which would boost the Fund's performance relative to our benchmark.

Q. WITH ALL THIS MOVEMENT IN THE MARKET, WHAT STEPS DID YOU TAKE TO HELP INCREASE CURRENT INCOME?

A. Our key strategy was to sell Treasury notes and buy government agency notes, which yielded considerably more income. For example, we sold Treasuries and bought Tennessee Valley Authority notes (5.3% of the Fund's net assets), which offered an additional .65% in yield. We also sold Treasury notes and bought notes issued by the Federal Farm Credit Bank (12.8%), which netted an additional
 .34% in yield.*

As of December 31, 1998, 47.2% of the Fund's portfolio was invested in Treasury securities, with 49.0% invested in government agencies and 3.8% in cash and cash equivalents.*

Q. WHAT IS YOUR OUTLOOK FOR 1999?

A. We are essentially positive on the bond market. In our opinion, it is unlikely that we will have another dramatic decline in interest rates, as we did in 1998. We see many factors that are positive for bonds: the continuing secular trend in disinflation, the very low levels of commodity prices, excessive global production capacity, technological efficiencies and demographic trends. All of these circumstances favor low inflation, which is good for fixed-income investors.

This is not to say that there are not negative factors that pose risks to the bond market. The most prominent of these are shortages in the domestic labor force, which can run up costs and spark inflation; the introduction of the new euro currency in Europe, which could make U.S. debt less desirable; and the possibility of an overheating U.S. economy.

But in general, we feel that bonds should remain stable, with the yields of long-term Treasuries remaining in the range of 4.5% to 5.5%.

---------------
(1)Including the 3.00% sales load, the Fund's return was 3.52% for the period.

* The Fund's portfolio composition is subject to change.

--------------------------------------------------------------------------------
                     ISG LIMITED TERM U.S. GOVERNMENT FUND
                     PERFORMANCE (AS OF DECEMBER 31, 1998)
--------------------------------------------------------------------------------

                             LIMITED TERM U.S.           LIMITED TERM U.S.
                           GOVERNMENT FUND WITH      GOVERNMENT FUND WITHOUT      MERRILL LYNCH 1-5-YEAR
CLASS A SHARES                 SALES CHARGE                SALES CHARGE           GOVERNMENT BOND INDEX
                           ---------------------     ------------------------     ----------------------
'88'                                9700                       10000                       10000
'89'                               10776                       11109                       11164
'90'                               11650                       12010                       12260
'91'                               13130                       13536                       13839
'92'                               13852                       14281                       14770
'93'                               14827                       15286                       15794
'94'                               14676                       15130                       15873
'95'                               16273                       16776                       17900
'96'                               16710                       17227                       18713
'97'                               17743                       18291                       20043
'98'                               18929                       19515                       21580

                                        AVERAGE ANNUAL
                                         TOTAL RETURN
                                  --------------------------
                                  WITHOUT SALES   WITH SALES
                                     CHARGE        CHARGE*
          CLASS A SHARES          -------------   ----------
  1-Year........................      6.69%          3.52%
  5-Year........................      5.01%          4.37%
  10-Year.......................      6.91%          6.59%
  *Reflects the maximum sales charge of 3.00%.

                                         LIMITED TERM U.S. GOVERNMENT          MERRILL LYNCH 1-5-YEAR
CLASS B SHARES                                       FUND                      GOVERNMENT BOND INDEX
                                         ----------------------------          ----------------------
'88'                                                10000                              10000
'89'                                                11109                              11164
'90'                                                12010                              12260
'91'                                                13536                              13839
'92'                                                14281                              14770
'93'                                                15286                              15794
'94'                                                15130                              15873
'95'                                                16776                              17900
'96'                                                17227                              18713
'97'                                                18291                              20043
'98'                                                19376                              21580

   The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than 6 years and the CDSC would no longer apply.

                                     AVERAGE ANNUAL
                                      TOTAL RETURN
                               --------------------------
                               WITHOUT CDSC   WITH CDSC**
        CLASS B SHARES         ------------   -----------

  1-Year.....................      5.93%         2.93%
  5-Year.....................      4.86%         4.69%
  10-Year....................      6.84%         6.84%
  **Reflects the applicable contingent deferred sales
    charge (maximum 4.00%).
  THE DATA FOR CLASS B SHARES PRIMARILY PRESENTS THE
  RESULTS OF THE CLASS A SHARES. ACTUAL CLASS B SHARES
  AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH
  RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

                                         LIMITED TERM U.S. GOVERNMENT          MERRILL LYNCH 1-5-YEAR
INSTITUTIONAL SHARES                                 FUND                            GOVERNMENT
                                         ----------------------------          ----------------------
'88'                                                10000                              10000
'89'                                                11109                              11164
'90'                                                12010                              12260
'91'                                                13536                              13839
'92'                                                14281                              14770
'93'                                                15286                              15794
'94'                                                15130                              15873
'95'                                                16776                              17900
'96'                                                17227                              18713
'97'                                                18291                              20043
'98'                                                19505                              21580

                                           AVERAGE ANNUAL
                                            TOTAL RETURN
           INSTITUTIONAL SHARES            --------------

  1-Year.................................       6.64%
  5-Year.................................       5.00%
  10-Year................................       6.91%

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

PERFORMANCE FOR THE CLASS B SHARES, WHICH COMMENCED OPERATIONS ON 3/3/98, IS BASED ON THE HISTORICAL PERFORMANCE OF THE CLASS A SHARES (WITHOUT SALES CHARGE) PRIOR TO THAT DATE. CLASS A SHARES PERFORMANCE DOES NOT REFLECT THE HIGHER 12b-1 FEES OR THE CONTINGENT DEFERRED SALES CHARGE (CDSC). HAD THE CDSC AND HIGHER 12b-1 FEES BEEN INCORPORATED, TOTAL RETURN AND HYPOTHETICAL GROWTH FIGURES WOULD HAVE BEEN LOWER.

The Institutional Share class was initially offered on 12/14/98 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

The ISG Limited Term U.S. Government Fund commenced operations on 2/28/97 through a transfer of assets from certain collective trust fund ("commingled") accounts managed by First American National Bank, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the commingled accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts' performance may have been adversely affected. The performance also reflects reinvestment of dividends and capital gain distributions.

The Fund's performance is compared to the Merrill Lynch 1-5-Year Government Bond Index, which is generally representative of the performance of government bonds in that maturity range with a rating of at least Baa. The Index is unmanaged and does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

PAST PERFORMANCE IS NOT A PREDICTION OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL PURCHASE PRICE.

--------------------------------------------------------------------------------
                     ISG LIMITED TERM U.S. GOVERNMENT FUND
                           (AS OF DECEMBER 31, 1998)
--------------------------------------------------------------------------------

                           [SECTOR PROFILE PIE CHART]

U.S. Government Agencies      49.0%
Cash and Cash Equivalents      3.8%
U.S. Treasuries               47.2%

      The Limited Term U.S. Government Fund will invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements in respect of such securities. The Fund is designed to provide high current income without assuming undue risk.

                          [MATURITY PROFILE PIE CHART]

0-1 Years                     34.2%
1-5 Years                     60.3%
6-10 Years                     5.5%

      By design, the Fund attempts to generate current income without undue risk to principal. The chart above shows that the Fund is primarily focused on bonds with maturities of 1 to 5 years.

                          [QUALITY PROFILE PIE CHART]

AAA                           100.0%

      The Fund's research team and the Fund Manager continuously monitor debt instruments and issuer quality to identify fixed-income securities for the Fund.

      * The Fund's portfolio composition is subject to change.

ISG FUNDS                                      SCHEDULE OF PORTFOLIO INVESTMENTS
LIMITED TERM U.S. GOVERNMENT FUND                              DECEMBER 31, 1998

 U.S. GOVERNMENT AGENCIES (48.6%)
                                     SHARES OR         MARKET
SECURITY                             PRINCIPAL          VALUE
DESCRIPTION                             AMOUNT       (NOTE 4)
----------------------------------  ----------   -----------
FEDERAL FARM CREDIT BANK (12.8%)
5.48%, 3/1/99.....................  $1,000,000   $ 1,000,757
5.76%, 7/7/03.....................     750,000       770,310
5.07%, 12/15/03...................   3,500,000     3,471,229
6.15%, 3/23/05....................   1,000,000     1,017,940
                                                 -----------
                                                   6,260,236
                                                 -----------
FEDERAL HOME LOAN BANK (5.9%)
6.28%, 8/13/01....................   1,000,000     1,006,700
6.00%, 8/28/01....................     750,000       750,398
6.00%, 9/15/04....................     400,000       401,336
6.10%*, 12/24/07..................     750,000       753,210
                                                 -----------
                                                   2,911,644
                                                 -----------
FREDDIE MAC (6.0%)
6.79%, 5/24/01....................   1,000,000     1,006,870
6.16%, 9/25/02....................     500,000       519,205
5.89%, 7/17/03....................     400,000       407,512
6.53%, 3/3/08.....................   1,000,000     1,009,000
                                                 -----------
                                                   2,942,587
                                                 -----------
FANNIE MAE (9.8%)
5.08%, 1/14/99....................   2,000,000     1,996,064
6.05%, 10/20/00...................   1,000,000     1,008,370
5.98%, 11/12/02...................     500,000       516,775
5.75%, 6/15/05....................     250,000       259,240
6.44%, 8/14/07....................     500,000       538,250
6.65%, 11/14/07...................     500,000       523,070
                                                 -----------
                                                   4,841,769
                                                 -----------
GOVERNMENT NATIONAL MORTGAGE ASSOC. (7.1%)
9.00%, 12/15/01, Pool # 152718....      27,660        29,129
9.00%, 2/15/03, Pool # 248038.....     125,597       132,268
7.50%, 5/15/10, Pool # 407408.....     586,350       606,685
7.00%, 8/15/11, Pool # 423984.....     750,349       771,921
7.50%, 8/15/11, Pool # 423914.....     792,846       820,343
7.00%, 9/15/11, Pool # 423923.....     629,106       647,193
7.50%, 10/15/11, Pool # 431451....     474,883       491,352
                                                 -----------
                                                   3,498,891
                                                 -----------
STUDENT LOAN MARKETING ASSOC. (1.7%)
5.81%, 1/23/01....................     850,000       850,434
                                                 -----------
 U.S. GOVERNMENT AGENCIES, CONTINUED
                                     SHARES OR         MARKET
SECURITY                             PRINCIPAL          VALUE
DESCRIPTION                             AMOUNT       (NOTE 4)
----------------------------------  ----------   -----------
TENNESSEE VALLEY AUTHORITY (5.3%)
5.28%, 9/14/01....................  $1,000,000   $ 1,010,000
5.28%, 9/14/01....................   1,000,000     1,010,000
5.38%, 11/13/08...................     600,000       602,004
                                                 -----------
                                                   2,622,004
                                                 -----------
TOTAL U.S. GOVERNMENT AGENCIES
  (Cost $23,683,775)..............                23,927,565
                                                 -----------
 U.S. TREASURY NOTES (46.8%)
6.00%, 6/30/99....................   3,500,000     3,525,725
7.50%, 10/31/99...................   2,000,000     2,045,640
6.38%, 5/15/00....................   2,000,000     2,045,660
6.63%, 7/31/01....................   4,000,000     4,195,280
7.50%, 11/15/01...................   2,500,000     2,691,425
7.50%, 11/15/01...................   4,000,000     4,306,280
7.50%, 5/15/02....................   1,000,000     1,087,020
6.25%, 6/30/02....................     750,000       787,740
5.63%, 12/31/02...................   2,000,000     2,068,020
6.50%, 10/15/06...................     250,000       278,148
                                                 -----------
TOTAL U.S. TREASURY NOTES
  (Cost $22,328,176)..............                23,030,938
                                                 -----------
 INVESTMENT COMPANIES (3.8%)
AIM Treasury Money Market Fund....   1,867,667     1,867,667
                                                 -----------
TOTAL INVESTMENT COMPANIES
  (Cost $1,867,667)...............                 1,867,667
                                                 -----------
TOTAL INVESTMENTS
  (Cost $47,879,618)
  (a) -- (99.2%)..................                48,826,170
Other assets in excess of
  liabilities -- (0.8%)...........                   385,221
                                                 -----------
TOTAL NET ASSETS -- (100.0%)......               $49,211,391
                                                 ===========

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $1,796. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.................  $    955,655
   Unrealized depreciation.................       (10,899)
                                             ------------
   Net unrealized appreciation.............  $    944,756
                                             ============

* Variable rate security. Rate represents rate in effect at December 31, 1998.

                       See notes to financial statements

ISG FUNDS
LIMITED TERM U.S. GOVERNMENT FUND

 STATEMENT OF ASSETS AND LIABILITIES

                                                               DECEMBER 31, 1998

ASSETS:
Investments, at value (cost
  $47,879,618)......................             $48,826,170
Interest and dividends receivable...                 556,208
Deferred organization costs.........                   1,165
Prepaid expenses and other assets...                  18,627
                                                 -----------
  TOTAL ASSETS......................              49,402,170
LIABILITIES:
Distributions payable...............  $164,347
Accrued expenses and other payables:
  Advisory fees.....................    10,531
  Administration fees...............       216
  Shareholder servicing fees --
    Class B Shares..................        12
  Distribution fees -- Class B
    Shares..........................        35
  Other.............................    15,638
                                      --------
  TOTAL LIABILITIES.................                 190,779
                                                 -----------
NET ASSETS:
Capital.............................              51,633,366
Undistributed (distributions in
  excess of) net investment
  income............................                    (751)
Undistributed (distributions in
  excess of) net realized gains.....              (3,367,776)
Net unrealized appreciation
  (depreciation) from investments...                 946,552
                                                 -----------
NET ASSETS..........................             $49,211,391
                                                 ===========
Class A Shares
  Net Assets........................             $ 2,436,655
  Shares outstanding................                 237,619
  Redemption price per share........             $     10.25
                                                 ===========
Class A Shares -- Maximum Sales
  Charge............................                   3.00%
                                                 -----------
Maximum Offering Price Per Share
  (100% -- Maximum Sales Charge) of
  net asset value adjusted to the
  nearest cent).....................             $     10.57
                                                 ===========
Class B Shares
  Net Assets........................             $   430,363
  Shares outstanding................                  41,933
  Offering price per share *........             $     10.26
                                                 ===========
Institutional Shares
  Net Assets........................             $46,344,373
  Shares outstanding................               4,519,839
  Offering and redemption price per
    share...........................             $     10.25
                                                 ===========

---------------

* Redemption price per share varies by length of time shares are held. STATEMENT OF OPERATIONS

                                            FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:
Interest income......................             $1,300,994
Dividend income......................                 35,669
                                                  ----------
  TOTAL INVESTMENT INCOME............              1,336,663
EXPENSES:
Investment advisory fees.............  $108,195
Administration fees..................    32,459
Shareholder servicing fees -- Class B
  Shares.............................       466
Distribution fees -- Class A
  Shares.............................    48,533
Distribution fees -- Class B
  Shares.............................     1,398
Accounting fees......................    60,449
Transfer agent fees..................    37,167
Directors' fees......................     1,079
Other fees...........................    34,480
                                       --------
  Total expenses before voluntary fee
    reductions.......................                324,226
  Expenses voluntarily reduced.......               (107,908)
                                                  ----------
  Net Expenses.......................                216,318
                                                  ----------
NET INVESTMENT INCOME................              1,120,345
                                                  ----------
REALIZED/UNREALIZED GAINS (LOSSES)
  FROM INVESTMENTS:
Net realized gains (losses) from
  investment transactions............                148,381
Net change in unrealized appreciation
  (depreciation) from investment
  transactions.......................                699,001
                                                  ----------
Net realized/unrealized gains
  (losses) from investments..........                847,382
                                                  ----------
Change in net assets resulting from
  operations.........................             $1,967,727
                                                  ==========

                       See notes to financial statements

ISG FUNDS
LIMITED TERM U.S. GOVERNMENT FUND

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED     PERIOD ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  1998          1997(a)
                                                              ------------    ------------
FROM INVESTMENT ACTIVITIES:
Operations:
  Net investment income.....................................  $  1,120,345    $   865,919
  Net realized gains (losses) from investment
    transactions............................................       148,381         (2,339)
  Net change in unrealized appreciation (depreciation) from
    investments.............................................       699,001        220,368
                                                              ------------    -----------
Change in net assets resulting from operations..............     1,967,727      1,083,948
                                                              ------------    -----------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income................................    (1,001,210)      (865,919)
  From net realized gains on investment transactions........       (10,045)            --
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
  From net investment income................................        (7,517)(b)          --
  From net realized gains on investment transactions........          (189)(b)          --
DISTRIBUTIONS TO INSTITUTIONAL SHAREHOLDERS:
  From net investment income................................      (111,618)(c)          --
                                                              ------------    -----------
Change in net assets from shareholder distributions.........    (1,130,579)      (865,919)
                                                              ------------    -----------
Change in net assets from capital transactions..............    28,270,892     19,885,322
                                                              ------------    -----------
Change in net assets........................................    29,108,040     20,103,351
NET ASSETS:
  Beginning of period.......................................    20,103,351             --
                                                              ------------    -----------
  End of period.............................................  $ 49,211,391    $20,103,351
                                                              ============    ===========

---------------

(a) For the period from February 28, 1997 (commencement of operations) through December 31, 1997.

(b) For the period from March 3, 1998 (commencement of operations) through December 31, 1998.

(c) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

ISG FUNDS
LIMITED TERM U.S. GOVERNMENT FUND

 FINANCIAL HIGHLIGHTS, CLASS A SHARES

                                                                 YEAR ENDED            PERIOD ENDED
                                                                DECEMBER 31,           DECEMBER 31,
                                                                    1998                 1997(a)
                                                              -----------------    --------------------
Net Asset Value, Beginning of Period........................       $10.12                $ 10.00
                                                                   ------                -------
Investment Activities
  Net investment income.....................................         0.53                   0.42
  Net realized and unrealized gains (losses) from
    investments.............................................         0.14                   0.12
                                                                   ------                -------
  Total from Investment Activities..........................         0.67                   0.54
                                                                   ------                -------
Distributions
  Net investment income.....................................       (0.53)                 (0.42)
  Net realized gains........................................       (0.01)                     --
                                                                   ------                -------
  Total Distributions.......................................       (0.54)                 (0.42)
                                                                   ------                -------
Net change in asset value...................................         0.13                   0.12
                                                                   ------                -------
Net Asset Value, End of Period..............................       $10.25                $ 10.12
                                                                   ======                =======
TOTAL RETURN (EXCLUDES SALES CHARGE)........................         6.69%                  5.54%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...........................       $2,437                $20,103
Ratio of expenses to average net assets.....................         1.02%                  1.00%(c)
Ratio of net investment income to average net assets........         5.16%                  5.34%(c)
Ratio of expenses to average net assets*....................         1.54%                  1.62%(c)
Portfolio turnover**........................................           86%                    52%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from February 28, 1997 (commencement of operations) through December 31, 1997.
(b) Not annualized.
(c) Annualized.

 FINANCIAL HIGHLIGHTS, CLASS B SHARES

                                                                    PERIOD ENDED
                                                                    DECEMBER 31,
                                                                      1998(a)
                                                                --------------------
Net Asset Value, Beginning of Period........................           $10.12
                                                                       ------
Investment Activities
  Net investment income.....................................             0.35
  Net realized and unrealized gains (losses) from
    investments.............................................             0.15
                                                                       ------
  Total from Investment Activities..........................             0.50
                                                                       ------
Distributions
  Net investment income.....................................           (0.35)
  Net realized gains........................................           (0.01)
                                                                       ------
  Total Distributions.......................................           (0.36)
                                                                       ------
Net change in net asset value...............................             0.14
                                                                       ------
Net Asset Value, End of Period..............................           $10.26
                                                                       ======
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................             4.98%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...........................           $  430
Ratio of expenses to average net assets.....................             1.97%(c)
Ratio of net investment income to average net assets........             4.01%(c)
Ratio of expenses to average net assets*....................             2.24%(c)
Portfolio turnover**........................................               86%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from March 3, 1998 (commencement of operations) through December 31, 1998.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

ISG FUNDS
LIMITED TERM U.S. GOVERNMENT FUND

 FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                               PERIOD ENDED
                                                               DECEMBER 31,
                                                                 1998(a)
                                                              --------------
Net Asset Value, Beginning of Period........................     $ 10.29
                                                                 -------
Investment Activities
  Net investment income.....................................        0.03
  Net realized and unrealized gains (losses) from
    investments.............................................       (0.04)
                                                                 -------
  Total from Investment Activities..........................       (0.01)
                                                                 -------
Distributions
  Net investment income.....................................       (0.03)
                                                                 -------
  Total Distributions.......................................       (0.03)
                                                                 -------
Net change in asset value...................................       (0.04)
                                                                 -------
Net Asset Value, End of Period..............................     $ 10.25
                                                                 =======
TOTAL RETURN................................................       (0.14)%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...........................     $46,344
Ratio of expenses to average net assets.....................        0.69%(c)
Ratio of net investment income to average net assets........        5.29%(c)
Ratio of expenses to average net assets*....................        0.96%(c)
Portfolio turnover**........................................          86%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements


                        JOHN MARK MCKENZIE
                        Portfolio Manager
[McKenzie Photo]        ISG Government Income Fund

---------------------------------------------------------------
---------------------------------------------------------------
 INVESTMENT GOAL
 The Fund seeks to provide investors with current income without assuming undue risk. It invests primarily in securities guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. This Fund is suitable for investors seeking regular monthly income without undue risk to principal.
---------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING 1998?

A. Despite all the turmoil we saw in the credit markets during the period, and perhaps because of it, the Fund turned in a very satisfactory performance. For the 12 months ended December 31, 1998, the Fund produced a total return of 8.95% (Class A shares at NAV).(1) In comparison, the Merrill Lynch Government/Corporate Master Index, produced a total return of 9.53%. We achieved our objectives while maintaining an average credit quality of AAA. As of December 31, 1998, the Fund's average maturity was 8.6 years.

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. A number of significant events had an impact on interest rates and bond prices. First there was a series of international crises--particularly the economic meltdown last summer in Russia, which resulted in that country defaulting on its debt. Then came the collapse of the huge hedge fund, Long-Term Capital Management, which threatened to throw the world's markets into chaos.

These events frightened a lot of investors into selling every type of debt security except U.S. Treasury securities, and pouring cash into Treasuries. Funds overweighted in Treasuries, such as ours, profited from this set of circumstances.

We also benefited from favorable interest-rate moves. Over the course of the year, the long-term Treasury yields fell more than one percent, a substantial change, with most of that coming in the last six months. Additionally, the Federal Reserve cut short-term interest rates three times in the last four months of the year. As rates fall, bond prices generally rise, and this also helped the Fund's performance.

Q. WHAT STRATEGIES DID YOU EMPLOY?

A. We extended our maturity and duration slightly during the year. Normally, we are not comfortable making big interest-rate bets, but we anticipated that interest rates could remain stable or fall, and we wanted to be in the position to profit from such a move. When rates did fall, investors focused on the types of Treasury securities we owned, and therefore the Fund's NAV rose.

Because many of our shareholders are seeking high current income, we also took steps to lock in better yields. We bought noncallable government agency bonds--such as those offered by Fannie Mae--which provided significantly higher income than similar Treasury issues.

During much of the year, roughly 20% to 25% of the Fund's assets were invested in corporate bonds. As of December 31, 1998, 83.2% of the Fund's portfolio was invested in U.S. Treasury, government agency and mortgage pass-through securities, with 13.9% invested in corporate debt and 2.9% in cash equivalents.*

Q. WHAT IS YOUR OUTLOOK?

A. We continue to be positive on the bond market. In our opinion, it is unlikely that we will have another dramatic decline in interest rates as we did in 1998. We see many factors that are positive for bonds: the continuing secular trend in disinflation, the very low levels of commodity prices, excessive global production capacity, technological efficiencies and demographic trends. All of these circumstances favor low inflation, which is good for fixed-income investors.

This is not to say that there are not negative factors that pose risks to the bond market. The most prominent of these are shortages in the domestic labor force, which can run up costs and spark inflation; the introduction of the new euro currency in Europe, which could make U.S. debt less desirable; and the possibility of an overheating U.S. economy.

But, in general, we feel that bonds should remain stable, with yields on long-term Treasuries remaining in the range of 4.5% to 5.5%.

---------------
(1) Including the 3.00% sales load, the Fund's return was 5.69% for the period.

* The Fund's portfolio composition is subject to change.

--------------------------------------------------------------------------------
                           ISG GOVERNMENT INCOME FUND
                     PERFORMANCE (AS OF DECEMBER 31, 1998)
--------------------------------------------------------------------------------

                                                                                     MERRILL LYNCH
                        GOVERNMENT INCOME FUND      GOVERNMENT INCOME FUND       CORPORATE/GOVERNMENT
CLASS A SHARES             WITH SALES CHARGE         WITHOUT SALES CHARGE            MASTER INDEX
                        ----------------------      ----------------------       --------------------
Aug. 92                         9700                       10107                       10000
Dec. 92                           9821                       10233                       10144
'93'                             10765                       11217                       11266
'94'                             10395                       10831                       10898
'95'                             12134                       12643                       12966
'96'                             12431                       12953                       13352
'97'                             13521                       14088                       14658
'98'                             14731                       15349                       16054

                                        AVERAGE ANNUAL
                                         TOTAL RETURN
                                  --------------------------
                                  WITHOUT SALES   WITH SALES
                                     CHARGE        CHARGE*
          CLASS A SHARES          -------------   ----------
  1-Year........................      8.95%          5.69%
  5-Year........................      6.47%          5.83%
  Since Inception 8/3/92........      6.91%          6.40%
  *Reflects the maximum sales charge of 3.00%.

INSTITUTIONAL SHARES                      GOVERNMENT INCOME FUND                 MERRILL LYNCH
                                          ----------------------          CORPORATE/GOVERNMENT MASTER
                                                                                     INDEX
                                                                          ---------------------------
Aug. 92                                           10107                              10000
Dec. 92                                           10233                              10144
'93'                                              11217                              11266
'94'                                              10831                              10898
'95'                                              12643                              12966
'96'                                              12953                              13352
'97'                                              14088                              14658
'98'                                              15332                              16054

                                           AVERAGE ANNUAL
                                            TOTAL RETURN
           INSTITUTIONAL SHARES            --------------

  1-Year.................................       8.83%
  5-Year.................................       6.45%
  Since Inception 8/3/92.................       6.89%

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

The quoted returns reflect the performance from 8/3/92 to 12/14/98 of the DG Government Income Fund, an open-end investment company that was the predecessor fund to the ISG Government Income Fund.

The Institutional Share class was initially offered on 12/14/98 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

The Fund's performance is compared to the Merrill Lynch Corporate/Government Master Index, which is generally representative of the performance of corporate and U.S. Government bonds. The index is unmanaged and does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

PAST PERFORMANCE IS NOT A PREDICTION OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL PURCHASE PRICE.

--------------------------------------------------------------------------------
                           ISG GOVERNMENT INCOME FUND
                           (AS OF DECEMBER 31, 1998)
--------------------------------------------------------------------------------
                          [SECTOR PROFILE* PIE CHART]

      U.S. Government Agencies.........................     22.9%
      Corporate Bonds..................................     13.9%
      Cash and Cash Equivalents........................      2.9%
      U.S. Treasuries..................................     60.3%

      The Government Income Fund invests primarily in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and also may invest in investment-grade U.S. dollar-denominated, fixed income securities of other issuers. The Fund is designed to provide current income without assuming undue risk. The Fund's adviser has latitude in deciding how assets are invested among corporate and government obligations. As a result, the Fund enjoys flexibility to make the most of changing market conditions.

                          [MATURITY PROFILE* PIE CHART]

      0-1 Years.........................................    12.1%
      Over 20 Years.....................................    15.9%
      11-20 Years.......................................     2.6%
      1-5 Years.........................................    42.2%
      6-10 Years........................................    27.2%

      By design, the Fund attempts to generate current income without undue risk to principal. The chart shows that the Fund is currently focused on bonds with maturities of 1 to 10 years and those with maturities greater that 20 years.

                          [QUALITY PROFILE* PIE CHART]

      AAA...............................................    100%

      The Fund's research team and the Fund Manager continuously monitor debt instruments and issuer quality to identify fixed-income securities for the Fund.

      * The Fund's portfolio composition is subject to change.

ISG FUNDS                                      SCHEDULE OF PORTFOLIO INVESTMENTS
GOVERNMENT INCOME FUND                                         DECEMBER 31, 1998

 CORPORATE BONDS (13.7%)
                                 SHARES OR        MARKET
SECURITY                         PRINCIPAL         VALUE
DESCRIPTION                         AMOUNT      (NOTE 4)
------------------------------  ----------   -----------
AUTOMOTIVE (0.7%)
General Motors, 6.25%,
  5/1/05......................  $2,000,000   $ 2,060,000
                                             -----------
BANKING (0.3%)
NationsBank Corp., 5.38%,
  4/15/00.....................   1,000,000     1,000,000
                                             -----------
BEVERAGES (0.3%)
Anheuser-Busch Cos., 6.90%,
  10/1/02, Callable 10/1/99 @
  100.........................     889,000       897,890
                                             -----------
CHEMICALS (0.5%)
Du Pont (E.I.) de Nemours &
  Co., 9.15%, 4/15/00.........     437,000       458,850
Du Pont (E.I.) de Nemours &
  Co., 6.75%, 10/15/02........     889,000       939,006
                                             -----------
                                               1,397,856
                                             -----------
ENTERTAINMENT (1.0%)
The Walt Disney Co., 5.62%,
  12/1/08.....................   3,000,000     3,026,250
                                             -----------
FINANCIAL SERVICES (4.3%)
Associates Corp N.A., 5.75%,
  11/1/03.....................   2,000,000     2,007,500
Chubb Corp., 6.15%, 8/15/05...   2,250,000     2,331,563
General Electric Capital
  Corp., 5.92%, 4/3/01........   2,000,000     2,035,000
General Motors Acceptance
  Corp., 5.75%, 11/10/03......   1,000,000     1,006,250
International Lease Finance
  Corp., 6.00%, 6/15/03.......   2,500,000     2,531,249
Merrill Lynch & Co., 6.00%,
  7/15/05.....................   2,500,000     2,528,125
                                             -----------
                                              12,439,687
                                             -----------
FOOD & RELATED (2.2%)
Campbell Soup Co., 4.75%,
  10/1/03.....................   2,500,000     2,465,625
H.J. Heinz Co., 6.75%,
  10/15/99....................   1,000,000     1,011,250
Kellogg Co., 4.88%,
  10/15/05....................   3,000,000     2,947,500
                                             -----------
                                               6,424,375
                                             -----------
INDUSTRIAL GOODS & SERVICES (0.3%)
Upjohn Co., 5.88%, 4/15/00....   1,000,000     1,010,000
                                             -----------
PHARMACEUTICALS (0.5%)
American Home Products, 7.70%,
  2/15/00.....................   1,400,000     1,436,750
                                             -----------
TECHNOLOGY (0.2%)
Texas Instruments, 9.25%,
  6/15/03.....................     437,000       510,198
                                             -----------
 CORPORATE BONDS, CONTINUED
                                 SHARES OR        MARKET
SECURITY                         PRINCIPAL         VALUE
DESCRIPTION                         AMOUNT      (NOTE 4)
------------------------------  ----------   -----------
TELECOMMUNICATIONS (0.7%)
GTE South Inc., 6.13%,
  6/15/07.....................  $2,000,000   $ 2,077,500
                                             -----------
UTILITIES (2.7%)
Alabama Power Co., 6.75%,
  2/1/03, Callable 2/1/99 @
  100.8.......................   1,000,000     1,008,750
National Rural Utilities,
  5.75%, 12/1/08, MTN.........   3,500,000     3,517,500
Northern State Power
  Minnesota, 5.50%, 2/1/99....   1,500,000     1,500,000
Pacific Gas & Electric, 6.25%,
  3/1/04......................   1,000,000     1,031,250
Southern California Edison,
  5.63%, 10/1/02..............   1,000,000     1,012,500
                                             -----------
                                               8,070,000
                                             -----------
TOTAL CORPORATE BONDS (Cost
  $39,724,097)................                40,350,506
                                             -----------
 U.S. GOVERNMENT AGENCIES (22.6%)
FEDERAL FARM CREDIT BANK (10.1%)
5.54%, 1/4/99.................   4,000,000     4,000,000
5.48%, 3/1/99.................   4,000,000     4,003,000
5.07%, 12/15/03...............  15,000,000    14,876,700
5.70%, 9/3/08.................   7,000,000     7,182,420
                                             -----------
                                              30,062,120
                                             -----------
FEDERAL HOME LOAN BANK (5.2%)
6.28%, 8/13/01................   2,000,000     2,013,400
5.35%, 12/1/03................   3,000,000     2,947,860
5.80%, 9/2/08.................  10,000,000    10,335,200
                                             -----------
                                              15,296,460
                                             -----------
FANNIE MAE (5.3%)
6.46%, 5/9/05, Callable 5/9/01
  @ 100.......................   5,000,000     5,124,900
6.82%, 12/13/06...............   1,000,000     1,010,070
6.94%, 9/5/07, Callable 9/5/02
  @ 100.......................   2,000,000     2,113,460
6.00%, 5/15/08................   7,000,000     7,405,090
                                             -----------
                                              15,653,520
                                             -----------
PRIVATE EXPORT FUNDING (1.5%)
6.31%, 9/30/04, Series C......   2,000,000     2,135,000
6.49%, 7/15/07, Series B......   2,000,000     2,182,500
                                             -----------
                                               4,317,500
                                             -----------
TENNESSEE VALLEY AUTHORITY (0.5%)
5.38%, 11/13/08...............   1,500,000     1,505,010
                                             -----------
TOTAL U.S. GOVERNMENT AGENCIES
  (Cost $65,659,489)..........                66,834,610
                                             -----------

                                   Continued

ISG FUNDS                                      SCHEDULE OF PORTFOLIO INVESTMENTS
GOVERNMENT INCOME FUND                                         DECEMBER 31, 1998

 U.S. TREASURY NOTES (38.6%)

                                 SHARES OR        MARKET
SECURITY                         PRINCIPAL         VALUE
DESCRIPTION                         AMOUNT      (NOTE 4)
------------------------------  ----------   -----------
7.50%, 10/31/99...............  $10,000,000  $10,228,200
7.75%, 1/31/00................  10,000,000    10,321,400
6.13%, 7/31/00................  10,000,000    10,225,400
5.75%, 10/31/00...............   8,000,000     8,158,320
7.75%, 2/15/01................   9,000,000     9,560,520
8.00%, 5/15/01................   9,000,000     9,674,550
7.88%, 8/15/01................   7,000,000     7,556,290
7.50%, 5/15/02................  10,000,000    10,870,200
5.75%, 8/15/03................  10,000,000    10,447,300
6.50%, 8/15/05................   9,000,000     9,900,450
7.00%, 7/15/06................  15,000,000    17,125,501
                                             -----------
TOTAL U.S. TREASURY NOTES
  (Cost $110,712,944).........               114,068,131
                                             -----------
 U.S. TREASURY BONDS (20.9%)
7.50%, 11/15/16...............   7,000,000     8,698,270
7.25%, 8/15/22................   7,000,000     8,705,200
7.63%, 11/15/22...............   7,000,000     9,097,340
7.13%, 2/15/23................   9,000,000    11,078,730
6.88%, 8/15/25................  10,000,000    12,150,300
6.75%, 8/15/26................  10,000,000    11,990,600
                                             -----------
TOTAL U.S. TREASURY BONDS
  (Cost $50,085,959)..........                61,720,440
                                             -----------
 CASH EQUIVALENTS (0.0%)
                                 SHARES OR        MARKET
SECURITY                         PRINCIPAL         VALUE
DESCRIPTION                         AMOUNT      (NOTE 4)
------------------------------  ----------   -----------
Bank of New York Cash Reserve
  Money Market Fund...........  $   15,703   $    15,703
                                             -----------
TOTAL CASH EQUIVALENTS (Cost
  $15,703)....................                    15,703
                                             -----------
 INVESTMENT COMPANIES (2.8%)
AIM Treasury Money Market
  Fund........................   8,405,074     8,405,074
                                             -----------
TOTAL INVESTMENT COMPANIES
  (Cost $8,405,074)...........                 8,405,074
                                             -----------
TOTAL INVESTMENTS (Cost
  $274,603,266)
  (a) -- (98.6%)..............               291,394,464
Other Assets in Excess of
  Liabilities -- (1.4%).......                 4,035,090
                                             -----------
TOTAL NET ASSETS --(100.0%)...               $295,429,554
                                             ===========

---------------

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation..................  $17,898,915
   Unrealized depreciation..................   (1,107,717)
                                              -----------
   Net unrealized appreciation..............  $16,791,198
                                              ===========

MTN -- Medium Term Note

                       See notes to financial statements

ISG FUNDS
GOVERNMENT INCOME FUND

 STATEMENT OF ASSETS AND LIABILITIES

                                                               DECEMBER 31, 1998

ASSETS:
Investments, at value (cost
  $274,603,266)....................             $291,394,464
Interest and dividends
  receivable.......................                4,863,183
                                                ------------
  TOTAL ASSETS.....................              296,257,647
LIABILITIES:
Distributions payable..............  $735,274
Accrued expenses and other
  payables:
    Advisory fees..................    72,520
    Administration fees............     4,855
    Shareholder servicing fees --
      Class A Shares...............        31
    Shareholder servicing fees --
      Institutional Shares.........     4,824
    Directors' fees................       368
    Other..........................    10,221
                                     --------
    TOTAL LIABILITIES..............                  828,093
                                                ------------
NET ASSETS:
Capital............................              280,693,735
Undistributed (distributions in
  excess of) net investment
  income...........................                    6,765
Accumulated net realized gains
  (losses).........................               (2,062,144)
Net unrealized appreciation
  (depreciation) from
  investments......................               16,791,198
                                                ------------
NET ASSETS.........................             $295,429,554
                                                ============
Class A Shares
  Net Assets.......................             $  1,485,913
  Shares outstanding...............                  143,213
  Redemption price per share.......             $      10.38
                                                ============
Class A Shares -- Maximum Sales
  Charge...........................                    3.00%
                                                ------------
  Maximum Offering Price Per Share
    (100%/(100% -- Maximum Sales
    Charge) of net asset value
    adjusted to the nearest
    cent)..........................             $      10.70
                                                ============
Institutional Shares
  Net Assets.......................             $293,943,641
  Shares outstanding...............               28,361,198
  Offering and redemption price per
    share..........................             $      10.36
                                                ============

 STATEMENTS OF OPERATIONS

                                PERIOD ENDED    YEAR ENDED
                                DECEMBER 31,   FEBRUARY 28,
                                  1998(a)          1998
                                ------------   ------------
INVESTMENT INCOME:
Interest income...............  $14,211,872    $16,893,631
Dividend income...............       47,537             --
                                -----------    -----------
  TOTAL INVESTMENT INCOME.....   14,259,409     16,893,631
EXPENSES:
Investment advisory fees......    1,364,121      1,580,350
Administration fees...........      227,828        261,726
Shareholder servicing fees --
  Class A Shares..............      319,247        232,460
Shareholder servicing fees --
  Institutional Shares........       20,409             --
Accounting fees...............       52,169         68,285
Transfer agent fees...........       39,868         52,296
Directors' fees...............        3,420          3,875
Other fees....................       70,172         67,058
                                -----------    -----------
  Total expenses before
    voluntary fee
    reductions................    2,097,234      2,266,050
  Expenses voluntarily
    reduced...................           --       (163,534)
                                -----------    -----------
  Net Expenses................    2,097,234      2,102,516
                                -----------    -----------
NET INVESTMENT INCOME.........   12,162,175     14,791,115
                                -----------    -----------
REALIZED/UNREALIZED GAINS
  (LOSSES) FROM INVESTMENTS:
Net realized gains (losses)
  from investment
  transactions................     (151,172)       151,276
Net change in unrealized
  appreciation (depreciation)
  from investments............    8,210,092      9,924,175
                                -----------    -----------
Net realized/unrealized gains
  (losses) from investments...    8,058,920     10,075,451
                                -----------    -----------
Change in net assets resulting
  from operations.............  $20,221,095    $24,866,566
                                ===========    ===========

---------------

(a) For the period from March 1, 1998 through
   December 31, 1998.

                       See notes to financial statements

ISG FUNDS
GOVERNMENT INCOME FUND

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                  PERIOD ENDED       YEAR ENDED        YEAR ENDED
                                                                  DECEMBER 31,      FEBRUARY 28,      FEBRUARY 28,
                                                                    1998(a)             1998              1997
                                                                  ------------      ------------      ------------
FROM INVESTMENT ACTIVITIES:
Operations:
  Net investment income.....................................      $ 12,162,175      $ 14,791,115      $ 13,271,431
  Net realized gains (losses) from investment
    transactions............................................          (151,172)          151,276        (1,412,964)
  Net change in unrealized appreciation (depreciation) from
    investments.............................................         8,210,092         9,924,175        (2,801,515)
                                                                  ------------      ------------      ------------
Change in net assets resulting from operations..............        20,221,095        24,866,566         9,056,952
                                                                  ------------      ------------      ------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income................................       (11,516,524)      (14,742,578)      (13,349,136)
DISTRIBUTIONS TO INSTITUTIONAL SHAREHOLDERS:
  From net investment income................................          (732,820)(b)            --                --
                                                                  ------------      ------------      ------------
Change in net assets from shareholder distributions.........       (12,249,344)      (14,742,578)      (13,349,136)
                                                                  ------------      ------------      ------------
Change in net assets from capital transactions..............        17,054,239        10,661,134        69,684,520
                                                                  ------------      ------------      ------------
Change in net assets........................................        25,025,990        20,785,122        65,392,336
NET ASSETS:
  Beginning of period.......................................       270,403,564       249,618,442       184,226,106
                                                                  ------------      ------------      ------------
  End of period.............................................      $295,429,554      $270,403,564      $249,618,442
                                                                  ============      ============      ============

---------------
(a) For the period from March 1, 1998 through December 31, 1998.
(b) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

ISG FUNDS
GOVERNMENT INCOME FUND

 FINANCIAL HIGHLIGHTS, CLASS A SHARES

                                          PERIOD ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,   FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,
                                            1998(a)          1998           1997           1996           1995           1994
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period...     $  10.07       $   9.69       $   9.87       $   9.47       $   9.90       $  10.25
                                            --------       --------       --------       --------       --------       --------
Investment Activities
  Net investment income................         0.45           0.55           0.57           0.58           0.54           0.55
  Net realized and unrealized gains
    (losses) from investments..........         0.31           0.38          (0.18)          0.41          (0.44)         (0.09)
                                            --------       --------       --------       --------       --------       --------
  Total from Investment Activities.....         0.76           0.93           0.39           0.99           0.10           0.46
                                            --------       --------       --------       --------       --------       --------
Distributions
  Net investment income................        (0.45)         (0.55)         (0.57)         (0.59)         (0.53)         (0.55)
  Net realized gains...................           --             --             --             --             --          (0.25)
  In excess of net realized gains......           --             --             --             --             --          (0.01)
                                            --------       --------       --------       --------       --------       --------
  Total Distributions..................        (0.45)         (0.55)         (0.57)         (0.59)         (0.53)         (0.81)
                                            --------       --------       --------       --------       --------       --------
Net change in asset value..............         0.31           0.38          (0.18)          0.40          (0.43)         (0.35)
                                            --------       --------       --------       --------       --------       --------
Net Asset Value, End of Period.........     $  10.38       $  10.07       $   9.69       $   9.87       $   9.47       $   9.90
                                            ========       ========       ========       ========       ========       ========
TOTAL RETURN (EXCLUDES SALES CHARGE)...         7.69%(b)       9.90%          4.07%         10.70%          1.20%          4.55%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)......     $  1,486       $270,404       $249,618       $184,226       $168,313       $118,695
Ratio of expenses to average net
  assets...............................         0.91%(c)       0.80%          0.70%          0.72%          0.68%          0.70%
Ratio of net investment income to
  average net assets...................         5.28%(c)       5.62%          5.82%          5.96%          5.79%          5.34%
Ratio of expenses to average net
  assets*..............................            (d)         0.86%          0.80%          0.82%          0.83%          0.89%
Portfolio turnover**...................           20%            25%             7%            87%            31%            49%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 ** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from March 1, 1998 through December 31, 1998. In conjunction with the reorganization of the ISG Funds, the Fund changed its fiscal year end to December 31.
(b) Not annualized.
(c) Annualized.
(d) There were no fee reductions in this period.

 FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                               PERIOD ENDED
                                                               DECEMBER 31,
                                                                  1998(a)
                                                               -------------
Net Asset Value, Beginning of Period........................     $  10.42
                                                                 --------
Investment Activities
  Net investment income.....................................         0.03
  Net realized and unrealized gains (losses) from
    investments.............................................        (0.06)
                                                                 --------
  Total from Investment Activities..........................        (0.03)
                                                                 --------
Distributions
  Net investment income.....................................        (0.03)
                                                                 --------
  Total Distributions.......................................        (0.03)
                                                                 --------
Net change in asset value...................................        (0.06)
                                                                 --------
Net Asset Value, End of Period..............................     $  10.36
                                                                 ========
TOTAL RETURN................................................        (0.33)%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...........................     $293,944
Ratio of expenses to average net assets.....................         0.88%(c)
Ratio of net investment income to average net assets........         5.07%(c)
Portfolio turnover**........................................           20%

** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.
(b) Not Annualized.
(c) Annualized.

                       See notes to financial statements


                        SHARON BROWN
                        Portfolio Manager
[Brown Photo]           ISG Municipal Income Fund

---------------------------------------------------------------
---------------------------------------------------------------

 INVESTMENT GOAL
 The Fund seeks to provide investors with current income exempt from federal income tax. The Fund invests primarily in investment-grade municipal obligations issued by state and local entities across the United States.
---------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?

A. For the 12 months ended December 31, 1998, the Fund produced a total return of 5.33% (Class A Shares at NAV).(1) In comparison, the Fund's benchmarks, the Lipper Municipal General Bond Index(2) and the Lehman Brothers Municipal Bond Index, produced a total return of 5.62% and 5.84%, respectively.

We achieved our objectives while maintaining an average credit quality of AA1 (as rated by Moody's) and AA+ (Standard & Poor's). As of December 31, 1998, the Fund's average maturity was 5.7 years.

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. Bonds, in general, performed well in 1998, and it was a pretty strong year for municipal bonds, as well. Our Fund benefited from this positive environment for fixed-income securities.

A succession of near-calamitous events throughout the world--including the economic crisis in Russia and the near collapse of the Long-Term Capital Management hedge fund--had a major impact on fixed-income securities, and the resulting volatility trickled down to the municipal bond market. But we profited from the fact that the structure of our Fund performed particularly well in this climate of uncertainty. We held a number of higher-coupon, noncallable bonds, and some longer term, discounted issues that reacted positively and rose in price. We took advantage of the circumstances and sold a number of our holdings for prices well in excess of what we paid for them.

Q. WHAT ARE A FEW OF YOUR FAVORITE BONDS IN THE FUND?

A. We like the Seattle, Washington, 6.25%, due 2010 (1.0% of the Fund's net assets). The bond has a good coupon and is noncallable; the issuer cannot call the bond back before maturity. And it is not a run-of-the-mill variety of bond--it is something of a specialty issue--and, in our opinion, would easily sell if we chose to do so. Another favorite is the Massachusetts Bay Transit, 4.75%, due 2017 (1.7%). This bond is trading at a discount, due to the length of the bond and the lower coupon, and it fits very nicely in our Fund.*

Q. WHAT IS YOUR OUTLOOK FOR 1999?

A. We believe we should have a good year in the municipal markets. It is possible that we could see some volatility, just as we did in 1998; many economic questions throughout the world have not been answered, and uncertainty leads to fluctuations in rates and prices.

We have begun 1999 in a positive direction, but we would not be surprised to see a pullback sometime in the near future. But the trend for interest rates is down, which will help all fixed-income securities, including municipal bonds. Our diversification across regional lines should help to provide additional stability.

---------------
 (1) Including the 3.00% sales load, the Fund's return was 2.14% for the period.

 (2) The Lipper Municipal General Bond Fund Index is comprised of managed funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings.

* The Fund's portfolio composition is subject to change.

--------------------------------------------------------------------------------
                           ISG MUNICIPAL INCOME FUND
                     PERFORMANCE (AS OF DECEMBER 31, 1998)
--------------------------------------------------------------------------------

                        MUNICIPAL INCOME FUND       MUNICIPAL INCOME FUND          LEHMAN BROTHERS
CLASS A SHARES            WITH SALES CHARGE         WITHOUT SALES CHARGE       MUNICIPAL BOND INDEX
                        ---------------------       ---------------------       --------------------
'92'                             9700                       10010                       10000
'93'                            10936                       11286                       11228
'94'                            10189                       10514                       10647
'95'                            11900                       12281                       12506
'96'                            12331                       12725                       13060
'97'                            13289                       13714                       14263
'98'                            13997                       14444                       15188

                                        AVERAGE ANNUAL
                                         TOTAL RETURN
                                  --------------------------
                                  WITHOUT SALES   WITH SALES
                                     CHARGE        CHARGE*
          CLASS A SHARES          -------------   ----------
  1-Year........................      5.33%          2.14%
  5-Year........................      5.06%          4.43%
  Since Inception 12/29/92......      6.29%          5.75%


*Reflects the maximum sales charge of 3.00%.

                                                                        LEHMAN BROTHERS MUNICIPAL BOND
INSTITUTIONAL SHARES                     MUNICIPAL INCOME FUND                      INDEX
                                         ---------------------          ------------------------------
'92'                                             10010                              10000
'93'                                             11286                              11228
'94'                                             10514                              10647
'95'                                             12281                              12506
'96'                                             12725                              13060
'97'                                             13714                              14263
'98'                                             14446                              15188

                                           AVERAGE ANNUAL
                                            TOTAL RETURN
           INSTITUTIONAL SHARES            --------------

  1-Year.................................       5.34%
  5-Year.................................       5.06%
  Since Inception 12/29/92...............       6.29%

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

The quoted returns reflect the performance from 12/29/92 to 12/14/98 of the DG Municipal Income Fund, an open-end investment company that was the predecessor fund to the ISG Municipal Income Fund.

The Institutional Share class was initially offered on 12/14/98 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

The Fund's performance is compared to the Lehman Brothers Municipal Bond Index, which is generally representative of the performance of investment-grade, fixed-rate, long-term municipal bonds. The index is unmanaged and does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

PAST PERFORMANCE IS NOT A PREDICTION OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL PURCHASE PRICE.

--------------------------------------------------------------------------------
                           ISG MUNICIPAL INCOME FUND
                           (AS OF DECEMBER 31, 1998)
--------------------------------------------------------------------------------

                  [Municipal Income Sector Profile Pie Chart]*

Cash and Cash Equivalents          2.5%
Municipal Bonds                   97.5%

      The ISG Municipal Income Fund invests primarily in investment-grade municipal obligations issued by state and local entities across the United States. The Fund seeks to provide investors with current income exempt from federal income tax.

                 [Municipal Income Maturity Profile Pie Chart]*

0-1 Years                          2.7%
1-5 Years                         47.5%
6-10 Years                        45.1%
11-20 Years                        4.7%

      By design, the Fund attempts to provide current income without undue risk to principal. The chart shows that the Fund is focused on bonds primarily with maturities of 1 to 10 years.

                  [Municipal Income Quality Profile Pie Chart]*

A                                  4.6%
AA                                47.4%
AAA                               48.0%


      By focusing on more general obligations and school and "essential services" bonds, the Fund Manager and the research team provided an additional measure of security to the Fund.

      * The Fund's portfolio composition is subject to change.

ISG FUNDS                                      SCHEDULE OF PORTFOLIO INVESTMENTS
MUNICIPAL INCOME FUND                                          DECEMBER 31, 1998

 MUNICIPAL BONDS (96.4%)
                                   SHARES OR           MARKET
SECURITY                           PRINCIPAL            VALUE
DESCRIPTION                           AMOUNT         (NOTE 4)
-------------------------------  -----------   --------------
ALABAMA (2.9%)
Huntsville, Warrants, Series A,
  6.00%, 11/1/12, Prerefunded
  11/1/02 @ 102, GO............  $   500,000   $      541,250
Jefferson County, Sewer Revenue
  Bonds, 6.00%, 9/1/13,
  Callable 9/1/02 @ 102........    1,000,000        1,096,250
                                               --------------
                                                    1,637,500
                                               --------------
ARIZONA (1.8%)
Phoenix Refunding Bonds, Series
  C, 4.90%, 7/1/08, Callable
  7/1/03 @ 102, GO.............    1,000,000        1,043,750
                                               --------------
CALIFORNIA (2.0%)
California State Public
  Improvement Bonds, 5.75%,
  5/1/07, Callable 5/1/04 @
  102, GO......................    1,000,000        1,106,250
                                               --------------
CONNECTICUT (1.9%)
Connecticut State Public
  Improvement Bonds, Series C,
  5.80%, 8/15/08, Callable
  8/15/04 @ 101, GO............    1,000,000        1,093,750
                                               --------------
FLORIDA (7.4%)
Broward County School District
  Refunding Bonds, 5.60%,
  2/15/07, Callable 2/15/03 @
  102, GO......................    1,000,000        1,072,500
Florida Board of Education
  Administration, Refunding
  Bonds, Series D, 5.00%,
  6/1/15, Callable 6/1/05 @
  101, GO......................    1,000,000        1,012,500
Jacksonville Electric
  Authority, Refunding Revenue
  Bonds, Issue 2, Series 8, St.
  John's River, 5.50%, 10/1/13,
  Callable 10/1/02 @ 101.......    1,000,000        1,050,000
St. Petersburg Public Utility,
  Water & Sewer Revenue Bonds,
  5.50%, 10/1/09, Callable
  10/1/03 @ 102................    1,000,000        1,063,750
                                               --------------
                                                    4,198,750
                                               --------------
HAWAII (2.9%)
Hawaii State Refunding Bonds,
  Series CB, 5.75%, 1/1/08,
  GO...........................      500,000          551,875
Honolulu City & County
  Improvement Refunding Bonds,
  Series B, 5.50%, 10/1/11,
  GO...........................    1,000,000        1,092,500
                                               --------------
                                                    1,644,375
                                               --------------
 MUNICIPAL BONDS, CONTINUED
                                   SHARES OR           MARKET
SECURITY                           PRINCIPAL            VALUE
DESCRIPTION                           AMOUNT         (NOTE 4)
-------------------------------  -----------   --------------
ILLINOIS (2.9%)
Illinois State Highway
  Improvements, 5.60%, 4/1/08,
  Callable 4/1/04 @ 102, GO....  $ 1,000,000   $    1,082,500
Illinois State Refunding Bonds,
  5.88%, 6/1/11, Callable
  6/1/02 @ 102, GO.............      500,000          537,500
                                               --------------
                                                    1,620,000
                                               --------------
INDIANA (1.0%)
Indianapolis Local Public
  Improvement Revenue Bonds,
  6.00%, 7/1/10, Callable
  7/1/03 @ 102.................      500,000          543,125
                                               --------------
LOUISIANA (1.0%)
Louisiana Public Facilities
  Authority, Hospital Refunding
  Revenue Bonds, Series C, Our
  Lady of Lake Regional, 6.05%,
  12/1/08, Prerefunded 12/1/01
  @ 102, MBIA..................      500,000          541,250
                                               --------------
MARYLAND (1.9%)
Maryland State, Series BB,
  5.50%, 6/1/09, Callable
  6/1/04 @ 102, GO.............    1,000,000        1,083,750
                                               --------------
MASSACHUSETTS (4.5%)
Commonwealth of Massachusetts
  Refunding Revenue Bonds,
  Series A, 6.25%, 7/1/03,
  GO...........................    1,000,000        1,098,750
Commonwealth of Massachusetts,
  Series A, 6.00%, 6/1/11,
  Prerefunded 6/1/01 @ 100, GO,
  FSA..........................      450,000          474,750
Massachusetts Bay Transit
  Authority, Series A, 4.75%,
  3/1/17, Callable 3/1/08 @
  101, GO, MBIA................    1,000,000          985,000
                                               --------------
                                                    2,558,500
                                               --------------
MINNESOTA (1.9%)
Minnesota State, 5.00%,
  11/1/08, Callable 11/1/06 @
  100, GO......................    1,000,000        1,061,250
                                               --------------
MISSISSIPPI (15.9%)
Harrison County School District
  Revenue Bonds, 4.90%, 8/1/13,
  Callable 8/1/08 @ 100, FSA...    1,000,000        1,010,000
Hinds County Refunding Bonds,
  5.50%, 3/1/08, GO, MBIA......    1,000,000        1,095,000
Jackson Refunding Bonds, Series
  A, 5.85%, 5/1/06, Callable
  5/1/02 @ 100, GO, MBIA.......    1,125,000        1,185,468
Lincoln County Hospital Revenue
  Bonds, Series B, Kings
  Daughters Hospital, 5.50%,
  4/1/18, Callable 4/1/08 @
  102, FSA-CR..................      500,000          524,375

                                   Continued

ISG FUNDS                                      SCHEDULE OF PORTFOLIO INVESTMENTS
MUNICIPAL INCOME FUND                                          DECEMBER 31, 1998

 MUNICIPAL BONDS, CONTINUED
                                   SHARES OR           MARKET
SECURITY                           PRINCIPAL            VALUE
DESCRIPTION                           AMOUNT         (NOTE 4)
-------------------------------  -----------   --------------
MISSISSIPPI, CONTINUED
Madison County School District
  Refunding Bonds, 5.10%,
  6/1/08, Callable 6/1/04 @
  100, GO, AMBAC...............  $ 1,000,000   $    1,041,250
Medical Center Refunding
  Revenue Bonds, Series A,
  University of Mississippi
  Medical Center, 4.60%,
  8/1/10, Callable 8/1/06 @
  102, AMBAC...................      955,000          966,938
Mississippi Hospital Equipment
  & Facilities Authority,
  Refunding Revenue Bonds,
  North Mississippi Health
  Services-1, 5.50%, 5/15/09,
  Callable 5/15/03 @ 102,
  AMBAC........................    1,000,000        1,060,000
Mississippi State Refunding
  Bonds, 5.13%, 12/1/11,
  Callable 12/1/06 @ 100, GO...    1,000,000        1,045,000
Tupelo Public School District
  Refunding Bonds, 5.00%,
  12/1/07, Callable 6/1/04 @
  100, GO, AMBAC...............    1,000,000        1,038,750
                                               --------------
                                                    8,966,781
                                               --------------
MISSOURI (1.8%)
Missouri State Water Pollution
  Control Refunding Bonds,
  Series B, 5.00%, 8/1/10,
  Callable 8/1/02 @ 100, GO....    1,000,000        1,023,750
                                               --------------
MONTANA (1.8%)
Montana State, Series A, Long
  Range Building Program,
  4.88%, 8/1/09, Callable
  2/1/04 @ 100, GO.............    1,000,000        1,026,250
                                               --------------
NEVADA (2.8%)
Las Vegas Valley Water
  District, Refunding &
  Improvement Revenue Bonds,
  5.75%, 9/1/08, Prerefunded
  9/1/02 @ 100, GO, MBIA.......      500,000          533,750
Nevada State, Project R-5,
  Series A, 4.90%, 11/1/07,
  Callable 11/1/03 @ 101, GO...    1,000,000        1,038,750
                                               --------------
                                                    1,572,500
                                               --------------
NEW JERSEY (1.0%)
New Jersey State Refunding
  Bonds, Series D, 5.90%,
  2/15/08, Callable 2/15/03 @
  102, GO......................      500,000          542,500
                                               --------------
NORTH CAROLINA (2.8%)
North Carolina State, Series A,
  5.10%, 3/1/03, GO............    1,000,000        1,052,500
Wake County, 4.90%, 3/1/05,
  GO...........................      500,000          528,750
                                               --------------
                                                    1,581,250
                                               --------------
 MUNICIPAL BONDS, CONTINUED
                                   SHARES OR           MARKET
SECURITY                           PRINCIPAL            VALUE
DESCRIPTION                           AMOUNT         (NOTE 4)
-------------------------------  -----------   --------------
NORTH DAKOTA (1.0%)
North Dakota State Building
  Authority, Lease Revenue
  Refunding Bonds, Series A,
  6.00%, 6/1/10, Callable
  6/1/03 @ 101, AMBAC..........  $   500,000   $      538,125
                                               --------------
OKLAHOMA (0.9%)
Oklahoma State Health
  Facilities Revenue Refunding
  Bonds, Series A, Sisters of
  Mercy, 5.00%, 6/1/13,
  Callable 6/1/03 @ 102........      500,000          503,125
                                               --------------
OREGON (1.8%)
Portland Refunding Bonds,
  4.90%, 10/1/07, Callable
  4/1/03 @ 100, GO.............    1,000,000        1,035,000
                                               --------------
RHODE ISLAND (0.9%)
Providence, 5.90%, 1/15/09,
  Callable 1/15/02 @ 102, GO,
  MBIA.........................      500,000          534,375
                                               --------------
TENNESSEE (5.4%)
Chattanooga Sewer Improvements,
  5.00%, 9/1/15, Callable
  9/1/06 @ 101, GO, FGIC.......    1,000,000        1,006,250
Memphis General Improvements
  Refunding Bonds, Series A,
  4.90%, 8/1/06, Callable
  8/1/02 @ 101, GO.............    1,000,000        1,037,500
Shelby County Refunding Bonds,
  Series A, 5.00%, 3/1/18,
  Callable 3/1/08 @ 100, GO....    1,000,000        1,006,250
                                               --------------
                                                    3,050,000
                                               --------------
TEXAS (8.4%)
Corpus Christi Refunding Bonds,
  6.00%, 3/1/10, Callable
  3/1/03 @ 100, GO, FGIC.......      500,000          532,500
El Paso Independent School
  District Refunding Bonds,
  Series A, 5.75%, 7/1/07,
  Callable 7/1/02 @ 100, GO,
  PSFG.........................      500,000          525,000
Harris County Flood Control
  District, Series B, 6.20%,
  10/1/11, Prerefunded 10/1/02
  @ 100, GO....................      500,000          541,250
Houston Independent School
  District Refunding Bonds,
  5.50%, 8/15/08, Callable
  8/15/03 @ 100, GO, PSFG......    1,000,000        1,052,500

                                   Continued

ISG FUNDS                                      SCHEDULE OF PORTFOLIO INVESTMENTS
MUNICIPAL INCOME FUND                                          DECEMBER 31, 1998

 MUNICIPAL BONDS, CONTINUED
                                   SHARES OR           MARKET
SECURITY                           PRINCIPAL            VALUE
DESCRIPTION                           AMOUNT         (NOTE 4)
-------------------------------  -----------   --------------
TEXAS, CONTINUED
Texas State Public Finance
  Authority Refunding Bonds,
  Series A, 5.90%, 10/1/11,
  Prerefunded 4/1/05 @ 100,
  GO...........................  $   500,000   $      548,750
Texas State Water Development
  Bonds, 5.20%, 8/1/10,
  Callable 8/1/06 @ 100, GO....    1,000,000        1,052,500
Travis County Health Board,
  Series B, Charity Obligation
  Group, 5.00%, 11/1/12,
  Callable 11/1/08 @ 101.......      500,000          510,000
                                               --------------
                                                    4,762,500
                                               --------------
UTAH (1.8%)
Murray City Hospital Refunding
  Revenue Bonds, IHC Health
  Services Inc., 4.75%,
  5/15/20, Callable 5/15/06 @
  100, MBIA....................      500,000          475,000
Utah State Building Refunding
  Revenue Bonds, Series C,
  State Facilities Master Lease
  Program, 5.50%, 5/15/13,
  FSA..........................      500,000          545,000
                                               --------------
                                                    1,020,000
                                               --------------
VIRGINIA (4.6%)
Fairfax County Public
  Improvements, Series A,
  5.50%, 6/1/08, Callable
  6/1/02 @ 102, GO.............    1,000,000        1,065,000
Newport News Refunding Bonds,
  5.00%, 3/1/13, Callable
  3/1/08 @ 102, GO.............      500,000          518,125
Virginia Commonwealth
  Transportation Board
  Refunding Revenue Bonds,
  Series B, Northern Virginia
  Transportation District,
  5.13%, 5/15/17, Callable
  5/15/07 @ 101................      500,000          506,875
Virginia State Transportation
  Board Refunding Revenue
  Bonds, Route 28, 6.00%,
  4/1/10, Callable 4/1/02 @
  102..........................      500,000          536,875
                                               --------------
                                                    2,626,875
                                               --------------
WASHINGTON (9.7%)
Grant County Public Utility
  District #2, Refunding
  Revenue Bonds, Series A,
  5.00%, 1/1/16, Callable
  1/1/09 @ 101, MBIA...........    1,000,000        1,001,250
King County Library System,
  6.15%, 12/1/10, Callable
  12/1/06 @ 100, GO............    1,000,000        1,120,000
King County Refunding Bonds,
  Series A, 6.00%, 12/1/10,
  Prerefunded 12/1/03 @ 100,
  GO...........................      145,000          158,413
King County Unrefunded Balance,
  Series A, 6.00%, 12/1/10,
  Callable 12/1/03 @ 100, GO...      355,000          383,400
Port of Seattle Revenue Bonds,
  Series A, 6.25%, 11/1/10,
  Prerefunded 11/1/02 @ 102....      500,000          551,875
 MUNICIPAL BONDS, CONTINUED
                                   SHARES OR           MARKET
SECURITY                           PRINCIPAL            VALUE
DESCRIPTION                           AMOUNT         (NOTE 4)
-------------------------------  -----------   --------------
WASHINGTON, CONTINUED
Tacoma Electric System
  Refunding Revenue Bonds,
  6.25%, 1/1/11, Callable
  1/1/02 @ 102, AMBAC..........  $   650,000   $      698,750
Washington State Refunding
  Bonds, Series R-96B, 5.00%,
  7/1/10, Callable 7/1/06 @
  100, GO......................    1,000,000        1,040,000
Washington State Refunding
  Revenue Bonds, Series R92-B,
  6.25%, 9/1/09, Callable
  9/1/01 @ 100.................      500,000          528,125
                                               --------------
                                                    5,481,813
                                               --------------
WISCONSIN (3.7%)
Green Bay Area Public School
  District, Series F, 6.00%,
  4/1/10, Prerefunded 4/1/01 @
  100, GO......................      500,000          524,375
Wisconsin State, Series A,
  6.30%, 5/1/12, Prerefunded
  5/1/02 @ 100, GO.............      500,000          539,375
Wisconsin State, Series C,
  5.25%, 5/1/11, Callable
  5/1/06 @ 100, GO.............    1,000,000        1,048,750
                                               --------------
                                                    2,112,500
                                               --------------
TOTAL MUNICIPAL BONDS
  (Cost $51,393,061)...........                    54,509,594
                                               --------------
 INVESTMENT COMPANIES (2.5%)
AIM Tax Free Money Market
  Fund.........................      562,950          562,950
Dreyfus Tax Free Money Market
  Fund.........................      847,752          847,752
                                               --------------
TOTAL INVESTMENT COMPANIES
  (Cost $1,410,702)............                     1,410,702
                                               --------------
TOTAL INVESTMENTS
  (Cost $52,803,763)(a) --
  (98.9%)......................                    55,920,296
Other assets in excess of
  liabilities -- (1.1%)........                       638,397
                                               --------------
TOTAL NET ASSETS -- (100.0%)...                $   56,558,693
                                               ==============

---------------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.............  $3,118,892
         Unrealized depreciation.............      (2,359)
                                               ----------
         Net unrealized appreciation.........  $3,116,533
                                               ==========

AMBAC -- Insured by AMBAC Indemnity Corp.
FGIC -- Insured by Financial Guaranty Insurance Corp.
FSA -- Insured by Financial Security Assurance Inc.
FSA-CR -- FSA Custodial Receipts
GO -- General Obligation
MBIA -- Insured by Municipal Bond Insurance Assoc.
PSFG -- Permanent School Fund Guarantee

                       See notes to financial statements

ISG FUNDS
MUNICIPAL INCOME FUND

 STATEMENT OF ASSETS AND LIABILITIES

                                                               DECEMBER 31, 1998

ASSETS:
Investments, at value (cost
  $52,803,763)......................             $55,920,296
Interest and dividends receivable...                 771,679
Receivable from investment
  advisor...........................                   1,152
                                                 -----------
  TOTAL ASSETS......................              56,693,127
                                                 -----------
LIABILITIES:
Distributions payable...............  $116,550
Accrued expenses and other payables:
  Advisory fees.....................     8,339
  Administration fees...............       926
  Shareholder servicing fees --
    Class A Shares..................        33
  Shareholder servicing fees --
    Institutional Shares............       893
  Directors' fees...................       220
  Other.............................     7,473
                                      --------
  TOTAL LIABILITIES.................                 134,434
                                                 -----------
NET ASSETS:
Capital.............................              53,380,992
Undistributed (distributions in
  excess of) net investment
  income............................                  61,004
Undistributed (distributions in
  excess of) net realized gains.....                     164
Net unrealized appreciation
  (depreciation) from investments...               3,116,533
                                                 -----------
NET ASSETS..........................             $56,558,693
                                                 ===========
Class A Shares
  Net Assets........................             $ 1,980,335
  Shares outstanding................                 180,702
  Redemption price per share........                   10.96
                                                 ===========
Class A Shares -- Maximum Sales
  Charge............................                    3.00%
                                                 -----------
Maximum Offering Price Per Share
  (100% -- Maximum Sales Charge) of
  net asset value adjusted to the
  nearest cent).....................             $     11.30
                                                 ===========

Institutional Shares
  Net Assets........................             $54,578,259
  Shares outstanding................               4,980,090
  Offering and redemption price per
    share...........................             $     10.96
                                                 ===========

 STATEMENTS OF OPERATIONS

                                  PERIOD ENDED    YEAR ENDED
                                  DECEMBER 31,   FEBRUARY 28,
                                    1998 (a)         1998
                                  ------------   ------------
INVESTMENT INCOME:
Interest income.................  $  2,295,080   $ 2,492,223
Dividend income.................         1,755            --
                                  ------------   -----------
  TOTAL INVESTMENT INCOME.......     2,296,835     2,492,223
                                  ------------   -----------
EXPENSES:
Investment advisory fees........       273,164       289,417
Administration fees.............        83,073       100,000
Shareholder servicing
  fees -- Class A Shares........        64,495        42,564
Shareholder servicing fees --
  Institutional Shares..........         3,797            --
Accounting fees.................        53,557        48,359
Transfer agent fees.............        27,217        26,461
Directors' fees.................         1,844         2,500
Other fees......................        50,215        43,853
                                  ------------   -----------
  Total expenses before
    voluntary fee
    reductions/reimbursements...       557,362       553,154
  Expenses voluntarily
    reduced/reimbursed..........      (137,734)     (185,047)
                                  ------------   -----------
  Net Expenses..................       419,628       368,107
                                  ------------   -----------
NET INVESTMENT INCOME...........     1,877,207     2,124,116
                                  ------------   -----------
REALIZED/UNREALIZED GAINS
  (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from
  investment transactions.......        15,192        72,332
Net change in unrealized
  appreciation (depreciation)
  from investments..............       517,234     1,412,573
                                  ------------   -----------
Net realized/unrealized gains
  (losses) from investments.....       532,426     1,484,905
                                  ------------   -----------
Change in net assets resulting
  from operations...............  $  2,409,633   $ 3,609,021
                                  ============   ===========

---------------

(a) For the period from March 1, 1998 through December 31, 1998.

                       See notes to financial statements

ISG FUNDS
MUNICIPAL INCOME FUND

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                PERIOD ENDED     YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,    FEBRUARY 28,    FEBRUARY 28,
                                                                  1998(a)           1998            1997
                                                                ------------    ------------    ------------
FROM INVESTMENT ACTIVITIES:
Operations:
  Net investment income.....................................    $ 1,877,207     $ 2,124,116     $ 2,183,126
  Net realized gains (losses) from investment
    transactions............................................         15,192          72,332         116,120
  Net change in unrealized appreciation (depreciation) from
    investments.............................................        517,234       1,412,573        (430,649)
                                                                ------------    -----------     -----------
Change in net assets resulting from operations..............      2,409,633       3,609,021       1,868,597
                                                                ------------    -----------     -----------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income................................     (1,816,513)     (2,122,421)     (2,140,424)
  From net realized gain on investment transactions.........        (87,360)       (104,785)        (47,122)
DISTRIBUTIONS TO INSTITUTIONAL SHAREHOLDERS:
  From net investment income................................       (112,697)(b)          --              --
                                                                ------------    -----------     -----------
Change in net assets from shareholder distributions.........     (2,016,570)     (2,227,206)     (2,187,546)
                                                                ------------    -----------     -----------
Change in net assets from capital transactions..............      7,587,023         268,866       2,668,551
                                                                ------------    -----------     -----------
Change in net assets........................................      7,980,086       1,650,681       2,349,602

NET ASSETS:
  Beginning of period.......................................     48,578,607      46,927,926      44,578,324
                                                                ------------    -----------     -----------
  End of period.............................................    $56,558,693     $48,578,607     $46,927,926
                                                                ============    ===========     ===========

---------------

(a) For the period from March 1, 1998 through December 31, 1998.

(b) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

ISG FUNDS
MUNICIPAL INCOME FUND

 FINANCIAL HIGHLIGHTS, CLASS A SHARES

                                          PERIOD ENDED       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,      FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,
                                            1998 (a)            1998           1997           1996           1995           1994
                                          ------------      ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period....    $ 10.89           $ 10.59        $ 10.66        $ 10.15        $ 10.57        $ 10.51
                                            -------           -------        -------        -------        -------        -------
Investment Activities
  Net investment income.................       0.34              0.47           0.49           0.49           0.49           0.48
  Net realized and unrealized gains
    (losses) from investments...........       0.14              0.32          (0.07)          0.50          (0.43)          0.08
                                            -------           -------        -------        -------        -------        -------
  Total from Investment Activities......       0.48              0.79           0.42           0.99           0.06           0.56
                                            -------           -------        -------        -------        -------        -------
Distributions
  Net investment income.................      (0.39)            (0.47)         (0.48)         (0.48)         (0.48)         (0.49)
  Net realized gains....................      (0.02)            (0.02)         (0.01)            --             --          (0.01)
                                            -------           -------        -------        -------        -------        -------
  Total Distributions...................      (0.41)            (0.49)         (0.49)         (0.48)         (0.48)         (0.50)
                                            -------           -------        -------        -------        -------        -------
Net change in asset value...............       0.07              0.30          (0.07)          0.51          (0.42)          0.06
                                            -------           -------        -------        -------        -------        -------
Net Asset Value, End of Period..........    $ 10.96           $ 10.89        $ 10.59        $ 10.66        $ 10.15        $ 10.57
                                            =======           =======        =======        =======        =======        =======
TOTAL RETURN (EXCLUDES SALES CHARGE)....         4.41%(b)        7.70%          4.12%          9.96%          0.81%          5.34%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)           $ 1,980        $48,579        $46,928        $44,578        $41,542        $34,435
Ratio of expenses to average net
  assets................................       0.91%(c)          0.76%          0.70%          0.70%          0.75%          0.74%
Ratio of net investment income to
  average net assets....................       4.08%(c)          4.40%          4.69%          4.65%          4.93%          4.60%
Ratio of expenses to average net
  assets*...............................       1.21%(c)          1.07%          1.16%          1.17%          1.16%          1.41%
Portfolio turnover**....................          3%             6%                9%            20%             9%             9%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 ** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from March 1, 1998 through December 31, 1998. In conjunction with the reorganization of the ISG Funds, the Fund changed its fiscal year end to December 31.
(b) Not annualized.
(c) Annualized.

 FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                              PERIOD ENDED
                                                              DECEMBER 31,
                                                                1998(a)
                                                              ------------
Net Asset Value, Beginning of Period........................    $ 11.01
                                                                -------
Investment Activities
  Net investment income.....................................       0.02
  Net realized and unrealized gains (losses) from
    investments.............................................      (0.05)
                                                                -------
  Total from Investment Activities..........................      (0.03)
                                                                -------
Distributions
  Net investment income.....................................      (0.02)
                                                                -------
  Total Distributions.......................................      (0.02)
                                                                -------
Net change in asset value...................................      (0.05)
                                                                -------
Net Asset Value, End of Period..............................    $ 10.96
                                                                =======
TOTAL RETURN................................................      (0.25)%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...........................    $54,578
Ratio of expenses to average net assets.....................       0.90%(c)
Ratio of net investment income to average net assets........       4.12%(c)
Ratio of expenses to average net assets*....................       1.24%(c)
Portfolio turnover**........................................          3%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 ** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


                        SHARON BROWN
                        Portfolio Manager
                        ISG Limited Term
[Brown Photo]           Tennessee Tax-Exempt Fund

---------------------------------------------------------------
---------------------------------------------------------------

 INVESTMENT GOAL
 The Fund seeks to provide investors with current income exempt from federal and Tennessee state income taxes without assuming undue risk. The Fund invests primarily in investment-grade Tennessee municipal obligations that generally have a duration of under five years, producing an effective average Fund maturity ranging between three and five years.
---------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?

A. For the 12 months ended December 31, 1998, the Fund produced a total return of 3.76% (Class A shares at NAV).(1) In comparison, the Lehman Brothers Municipal 1-5-Year Index produced a total return of 5.84%.

It is also important to recognize income yield to shareholders. As of December 31, 1998, the Fund's 30-day SEC yield was 2.53% (Class Shares A at NAV). For investors in the 36% federal income tax bracket, that is equivalent to a taxable yield of 3.83%. The yield percentages are annualized.

We achieved our objectives while maintaining an average credit quality of AA1 (as rated by Moody's) and AA+ (Standard & Poor's). As of December 31, 1998, the Fund's average maturity was 4.0 years.

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. A succession of near-calamitous events throughout the world--including the economic crisis in Russia and the collapse of the Long-Term Capital Management hedge fund--had a major impact on fixed-income securities, and the resulting volatility trickled down to the municipal bond market.

Bonds, in general, performed well in 1998, and it was a pretty strong year for municipal bonds, as well. Our Fund benefited from this positive environment for fixed-income securities.

Closer to home, Tennessee's economy remained fairly strong, although it slowed down a bit from its previously torrid pace. Supply was kind of a nonevent for the year as a whole; generally, the supply of new muni issues in the state remained at comfortable levels throughout 1998.

Q. WHAT ARE A FEW OF YOUR FAVORITE BONDS IN THE FUND?

A. We like the Rutherford County, 6.00%, due in 2004 (7.4% of the Fund's net assets). This bond is on the longer end of our spectrum. It offers a good coupon and is noncallable; the issuer cannot call it back before maturity. Also, there are not a lot of Rutherford County bonds in the market, which, in our opinion, would make this paper easy to sell if we chose to do so. Another favorite is Montgomery County, 5.10%, due 2011 (3.7%). This bond is not callable until 2008 and has performed well for us.*

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 1999?

A. We believe we should have a good year in the municipal markets, including Tennessee. It is possible that we could see some volatility, just as we did in 1998; many economic questions throughout the world have not been answered, and uncertainty leads to fluctuations in rates and prices.

We have begun 1999 in a positive direction, but we would not be surprised to see a pullback sometime in the near future. But the trend for interest rates is down, which will help all fixed-income securities, including munis.

---------------
(1) Including the 3.00% sales load, the Fund's return was 0.68% for the period.

* The Fund's portfolio composition is subject to change.

Regional funds may be subject to additional risk, since the companies they invest in are located in one geographical location.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

--------------------------------------------------------------------------------
                   ISG LIMITED TERM TENNESSEE TAX-EXEMPT FUND
                     PERFORMANCE (AS OF DECEMBER 31, 1998)
--------------------------------------------------------------------------------
[GRAPH]

                           LIMITED TERM TENNESSE      LIMITED TERM TENNESSEE
                           TAX-EXEMPT FUND WITH       TAX-EXEMPT FUND WITHOUT         LEHMAN BROTHERS
CLASS A SHARES                 SALES CHARGE                SALES CHARGE          MUNICIPAL 1-5-YEAR INDEX
                           ---------------------      -----------------------    ------------------------
'88'                                9700                       10000                       10000
'89'                               10395                       10716                       10907
'90'                               11032                       11373                       11747
'91'                               11930                       12299                       13087
'92'                               12480                       12866                       14084
'93'                               13276                       13687                       15314
'94'                               12929                       13328                       15114
'95'                               14014                       14448                       16883
'96'                               14318                       14761                       17592
'97'                               15105                       15562                       18718
'98'                               15662                       16147                       19811

                                        AVERAGE ANNUAL
                                         TOTAL RETURN
                                  --------------------------
                                  WITHOUT SALES   WITH SALES
                                     CHARGE        CHARGE*
          CLASS A SHARES          -------------   ----------
  1-Year........................      3.76%          0.68%
  5-Year........................      3.36%          2.74%
  10-Year.......................      4.91%          4.58%

*Reflects the maximum sales charge of 3.00%.

[GRAPH]

                                         LIMITED TERM TENNESSEE TAX-       LEHMAN BROTHERS MUNICIPAL 1-5-
CLASS B SHARES                                   EXEMPT FUND                         YEAR INDEX
                                         ---------------------------       ------------------------------
'88'                                                10000                              10000
'89'                                                10716                              10907
'90'                                                11373                              11747
'91'                                                12299                              13087
'92'                                                12866                              14084
'93'                                                13687                              15314
'94'                                                13328                              15114
'95'                                                14448                              16883
'96'                                                14761                              17592
'97'                                                15562                              18718
'98'                                                15991                              19811

   The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than 6 years and the CDSC would no longer apply.


                                     AVERAGE ANNUAL
                                      TOTAL RETURN
                               --------------------------
                               WITHOUT CDSC   WITH CDSC**
        CLASS B SHARES         ------------   -----------

  1-Year.....................      2.76%         -0.23%
  5-Year.....................      3.16%          2.98%
  10-Year....................      4.81%          4.81%

  **Reflects the applicable contingent deferred sales charge (maximum 4.00%).

  THE DATA FOR CLASS B SHARES PRIMARILY PRESENTS THE
  RESULTS OF THE CLASS A SHARES. ACTUAL CLASS B SHARES
  AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH
  RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.



The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

PERFORMANCE FOR THE CLASS B SHARES, WHICH COMMENCED OPERATIONS ON 2/3/98, IS BASED ON THE HISTORICAL PERFORMANCE OF THE CLASS A SHARES (WITHOUT SALES CHARGE) PRIOR TO THAT DATE. CLASS A SHARES PERFORMANCE DOES NOT REFLECT THE HIGHER 12b-1 FEES OR THE CONTINGENT DEFERRED SALES CHARGE (CDSC). HAD THE CDSC AND HIGHER 12b-1 FEES BEEN INCORPORATED, TOTAL RETURN AND HYPOTHETICAL GROWTH FIGURES WOULD HAVE BEEN LOWER.

The ISG Limited Term Tennessee Tax-Exempt Fund commenced operations on 2/28/97 through a transfer of assets from certain collective trust fund ("commingled") accounts managed by First American National Bank, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the commingled accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts' performance may have been adversely affected. The performance also reflects reinvestment of dividends and capital gain distributions.

The Fund's performance is compared to the Lehman Brothers Municipal 1-5-Year Index, an unmanaged index that is generally representative of municipal bonds with maturities between 1 and 5 years. The index is unmanaged and does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

PAST PERFORMANCE IS NOT A PREDICTION OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL PURCHASE PRICE.

--------------------------------------------------------------------------------
                   ISG LIMITED TERM TENNESSEE TAX-EXEMPT FUND
                           (AS OF DECEMBER 31, 1998)
--------------------------------------------------------------------------------

         [Limited Term Tennessee Tax-Exempt Sector Profile Pie Chart]*

Municipal Bonds                    89.1%
U.S. Treasury Bills                 1.0%
Cash and Cash Equivalents           9.9%


      The Limited Term Tennessee Tax-Exempt Fund invests primarily in a portfolio of investment-grade Tennessee municipal obligations that, under normal market conditions, have a duration of under five years and an effective average portfolio maturity ranging between 3 and 5 years. With an emphasis on quality, the Fund seeks to generate current income that is exempt from federal and Tennessee state income taxes without undue risk to principal.

        [Limited Term Tennessee Tax-Exempt Maturity Profile Pie Chart]*

0-1 Years                          27.7%
1-5 Years                          40.2%
6-10 Years                         28.1%
11-20 Years                         4.0%


      By design, the Fund focuses on achieving an average maturity of 3 to 5 years. By emphasizing overall average maturity, the Fund attempts to provide high current tax-free yield while controlling principal value.

         [Limited Term Tennessee Tax-Exempt Quality Profile Pie Chart]*

A                                  15.1%
AA                                 55.6%
AAA                                25.5%
BBB                                 3.8%


      By focusing on more general obligations and school and "essential service" bonds, the Fund Manager and the research team provide an additional measure of security to the Fund.

      * The Fund's portfolio composition is subject to change.

ISG FUNDS                                      SCHEDULE OF PORTFOLIO INVESTMENTS
LIMITED TERM TENNESSEE TAX-EXEMPT FUND                         DECEMBER 31, 1998

 MUNICIPAL BONDS (87.8%)
                                     SHARES OR        MARKET
SECURITY                             PRINCIPAL         VALUE
DESCRIPTION                             AMOUNT      (NOTE 4)
----------------------------------  ----------   -----------
TENNESSEE (87.8%)
Chattanooga, Health Education &
  Housing, Facilities Board
  Revenue, Series A, 5.25%,
  12/1/02.........................  $  900,000   $   947,250
Knox County Refunding, 6.50%,
  4/1/04, Callable 4/1/03 @ 102,
  GO..............................     750,000       840,000
Knox County, Health Education &
  Housing, Facilities Board
  Hospital Revenue Refunding,
  7.25%, 1/1/08, MBIA.............     750,000       915,938
Memphis, 5.25%, 7/1/02, GO........   1,200,000     1,258,499
Memphis, 6.00%, 7/1/03, GO........     500,000       543,750
Memphis, 6.00%, 11/01/03, GO......     500,000       547,500
Memphis, 6.00%, 7/1/04, GO........   1,000,000     1,100,000
Memphis Electrical System Revenue
  Refunding, Revenue Bond, 5.80%,
  1/1/03..........................     900,000       964,125
Metropolitan Government, Nashville
  & Davidson County, Electric
  Revenue, 5.63%, 5/15/03,
  Callable 5/15/02 @ 102..........     900,000       964,125
Metropolitan Government, Nashville
  & Davidson County, Health &
  Education Facilities Board
  Revenue, The Vanderbilt
  University, Series A, 6.00%,
  7/1/07..........................     625,000       705,469
Montgomery County, Tennessee
  Health Reference & Improvement,
  Clarksville Regional Health
  System, 5.10%, 1/1/11, Callable
  1/1/08 @ 101....................     750,000       760,313
Rutherford County Capital Outlay
  Notes, 6.00%, 4/1/04, GO........   1,370,000     1,508,712
Shelby County Refunding Bond,
  Series B, 5.50%, 8/1/10, GO.....     750,000       830,625
Shelby County, Series B, 6.00%,
  12/1/05, GO.....................     750,000       842,813
Sullivan County Health, Education
  & Housing, Holston Valley
  Hospital, 7.25%, 2/15/00,
  Prerefunded 2/15/00 @ 102,
  MBIA............................   1,110,000     1,179,375
Sumner County Capital Outlay
  Notes, Series A, 3.90%,
  6/15/99.........................   3,000,000     3,009,899
Tennessee State, Series B, 6.50%,
  6/1/03, Prerefunded 6/1/01 @
  102, GO.........................     750,000       810,000
                                                 -----------
                                                  17,728,393
                                                 -----------
TOTAL MUNICIPAL BONDS (Cost $17,481,356)          17,728,393
                                                 -----------
 U.S. TREASURY BILLS (1.0%)
                                     SHARES OR        MARKET
SECURITY                             PRINCIPAL         VALUE
DESCRIPTION                             AMOUNT      (NOTE 4)
----------------------------------  ----------   -----------
4.45%*, 1/21/99...................  $  200,000   $   199,508
                                                 -----------
TOTAL U.S. TREASURY BILLS (Cost                      199,508
  $199,531)
                                                 -----------
 INVESTMENT COMPANIES (9.8%)
AIM Tax Free Money Market Fund....   1,000,220     1,000,220
Dreyfus Tax Free Money Market
  Fund............................     966,804       966,804
                                                 -----------
TOTAL INVESTMENT COMPANIES (Cost
  $1,967,024).....................                 1,967,024
                                                 -----------
TOTAL INVESTMENTS
  (Cost $19,647,911) (a) -- (98.6%)               19,894,925
Other assets in excess of
  liabilities -- (1.4%)                              276,390
                                                 -----------
TOTAL NET ASSETS -- (100.0%)                     $20,171,315
                                                 ===========

---------------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation....................  $270,765
    Unrealized depreciation....................   (23,751)
                                                 --------
    Net unrealized appreciation................  $247,014
                                                 ========

* Yield effective at purchase.
GO -- General Obligation

MBIA -- Insured by Municipal Bond Insurance Assoc.

                       See notes to financial statements

ISG FUNDS
LIMITED TERM TENNESSEE TAX-EXEMPT FUND

 STATEMENT OF ASSETS AND LIABILITIES

                                                               DECEMBER 31, 1998

ASSETS:
Investments, at value (cost
  $19,647,911)..................                $19,894,925
Interest and dividends
  receivable....................                    328,703
Deferred organization costs.....                      1,332
Prepaid expenses and other
  assets........................                     19,220
                                                -----------
  TOTAL ASSETS..................                 20,244,180
LIABILITIES:
Distributions payable...........  $    48,769
Accrued expenses and other
  payables:
  Advisory fees.................        6,662
  Administration fees...........           88
  Shareholder servicing fees --
    Class B Shares..............           20
  Distribution fees -- Class B
    Shares......................           60
  Other.........................       17,266
                                  -----------
  TOTAL LIABILITIES.............                     72,865
                                                -----------
NET ASSETS:
Capital.........................                 19,921,843
Undistributed (distributions in
  excess of) net realized
  gains.........................                      2,458
Net unrealized appreciation
  (depreciation) from
  investments...................                    247,014
                                                -----------
NET ASSETS......................                $20,171,315
                                                ===========
Class A Shares
  Net Assets....................                $19,439,076
  Shares outstanding............                  1,923,580
  Redemption price per share....                $     10.11
                                                ===========
Class A Shares -- Maximum Sales
  Charge........................                      3.00%
                                                -----------
  Maximum Offering Price Per
    Share (100%/(100% -- Maximum
    Sales Charge) of net asset
    value adjusted to the
    nearest cent)...............                $     10.42
                                                ===========
Class B Shares
  Net Assets....................                $   732,239
  Shares outstanding............                     72,470
  Offering price per share*.....                $     10.10
                                                ===========

---------------

* Redemption price per share varies by length of time shares are held.

 STATEMENT OF OPERATIONS

                                            FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:
Interest income.................                $   898,554
Dividend income.................                     39,572
                                                -----------
  TOTAL INVESTMENT INCOME.......                    938,126
EXPENSES:
Investment advisory fees........  $   112,873
Administration fees.............       33,862
Shareholder servicing
  fees -- Class B Shares........        1,110
Distribution fees -- Class A
  Shares........................       55,168
Distribution fees -- Class B
  Shares........................        3,332
Accounting fees.................       60,259
Transfer agent fees.............       42,052
Directors' fees.................        1,598
Other fees......................       36,592
                                  -----------
  Total expenses before
    voluntary fee reductions....                    346,846
  Expenses voluntarily
    reduced.....................                   (105,811)
                                                -----------
  Net Expenses..................                    241,035
                                                -----------
NET INVESTMENT INCOME...........                    697,091
                                                -----------
REALIZED/UNREALIZED GAINS
  (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from
  investment transactions.......                    155,050
Net change in unrealized
  appreciation (depreciation)
  from investments..............                    (54,273)
                                                -----------
Net realized/unrealized gains
  (losses) from investments.....                    100,777
                                                -----------
Change in net assets resulting
  from operations...............                $   797,868
                                                ===========

                       See notes to financial statements

ISG FUNDS
LIMITED TERM TENNESSEE TAX-EXEMPT FUND

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED        PERIOD ENDED
                                                              DECEMBER 31,       DECEMBER 31,
                                                                  1998             1997(a)
                                                              ------------       ------------
FROM INVESTMENT ACTIVITIES:
Operations:
  Net investment income.....................................  $   697,091        $   651,831
  Net realized gains (losses) from investment
    transactions..........................................        155,050              5,206
  Net change in unrealized appreciation (depreciation) from
    investments.............................................      (54,273)           174,157
                                                              -----------        -----------
Change in net assets resulting from operations.............       797,868            831,194
                                                              -----------        -----------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income................................     (688,069)          (651,831)
  From net realized gains on investment transactions........     (152,027)                --
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
  From net investment income................................       (9,022)(b)             --
  From net realized gains on investment transactions........       (5,771)(b)             --
                                                              -----------        -----------
Change in net assets from shareholder distributions.........     (854,889)          (651,831)
                                                              -----------        -----------
Change in net assets from capital transactions..............   (2,664,724)        22,713,697
                                                              -----------        -----------
Change in net assets........................................   (2,721,745)        22,893,060
                                                              -----------        -----------
NET ASSETS:
  Beginning of period.......................................   22,893,060                 --
                                                              -----------        -----------
  End of period.............................................  $20,171,315        $22,893,060
                                                              ===========        ===========

---------------

(a) For the period from February 28, 1997 (commencement of operations) through December 31, 1997.

(b) For the period from February 3, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

ISG FUNDS
LIMITED TERM TENNESSEE TAX-EXEMPT FUND

 FINANCIAL HIGHLIGHTS, CLASS A SHARES

                                                               YEAR ENDED     PERIOD ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  1998          1997(a)
                                                              ------------    ------------
Net Asset Value, Beginning of Period........................    $ 10.13         $ 10.00
                                                                -------         -------
Investment Activities
  Net investment income.....................................       0.32            0.29
  Net realized and unrealized gains (losses) from
    investments.............................................       0.06            0.13
                                                                -------         -------
  Total from Investment Activities..........................       0.38            0.42
                                                                -------         -------
Distributions
  Net investment income.....................................      (0.32)          (0.29)
  Net realized gains........................................      (0.08)             --
                                                                -------         -------
  Total Distributions.......................................      (0.40)          (0.29)
                                                                -------         -------
Net change in asset value...................................      (0.02)           0.13
                                                                -------         -------
Net Asset Value, End of Period..............................    $ 10.11         $ 10.13
                                                                =======         =======
TOTAL RETURN (EXCLUDES SALES CHARGE)........................       3.76%            4.26%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...........................    $19,439         $22,893
Ratio of expenses to average net assets.....................       1.05%           0.98%(c)
Ratio of net investment income to average net assets........       3.11%           3.48%(c)
Ratio of expenses to average net assets*....................       1.52%           1.52%(c)
Portfolio turnover**........................................        189%            179%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from February 28, 1997 (commencement of operations) through December 31, 1997.
(b) Not annualized.
(c) Annualized.

 FINANCIAL HIGHLIGHTS, CLASS B SHARES

                                                              PERIOD ENDED
                                                              DECEMBER 31,
                                                                1998(a)
                                                              ------------
Net Asset Value, Beginning of Period........................     $10.18
                                                                 ------
Investment Activities
  Net investment income.....................................       0.20
                                                                 ------
  Total from Investment Activities..........................       0.20
                                                                 ------
Distributions
  Net investment income.....................................      (0.20)
  Net realized gains........................................      (0.08)
                                                                 ------
  Total Distributions.......................................      (0.28)
                                                                 ------
Net change in net asset value...............................      (0.08)
                                                                 ------
Net Asset Value, End of Period..............................     $10.10
                                                                 ======
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................        1.94%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...........................     $  732
Ratio of expenses to average net assets.....................       2.05%(c)
Ratio of net investment income to average net assets........       2.02%(c)
Ratio of expenses to average net assets*....................       2.27%(c)
Portfolio turnover**........................................        189%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from February 3, 1998 (commencement of operations) through December 31, 1998.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


                        SHARON BROWN
                        Portfolio Manager
                        ISG Tennessee
[Brown Photo]           Tax-Exempt Fund

---------------------------------------------------------------
---------------------------------------------------------------
 INVESTMENT GOAL
 The Fund seeks to provide investors with current income exempt from federal and Tennessee state income taxes without assuming undue risk. The Fund invests primarily in investment-grade Tennessee municipal obligations and is suitable for Tennessee residents seeking monthly state income exempt from both federal and Tennessee personal income taxes. The Fund affords greater diversification and liquidity than most investors would achieve by purchasing municipal securities directly.
---------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?

A. For the 12 months ended December 31, 1998, the Fund produced a total return of 4.25% (Class A shares at NAV).(1) In comparison, the Fund's benchmarks, the Lipper States Intermediate Municipal Average(2) and the Lehman Brothers Municipal 10-Year Index, produced a total return of 5.08% and 6.11%, respectively.

It is also important to recognize income yield to shareholders. As of December 31, 1998, the Fund's 30-day SEC yield was 2.82% (Class A Shares at NAV). For investors in the 36% federal income tax bracket, that is equivalent to a taxable yield of 4.41%. The yield percentages are annualized.

We achieved our objectives while maintaining an average credit quality of AA1 (as rated by Moody's) and AA+ (Standard & Poor's). As of December 31, 1998, the Fund's average maturity was 8.4 years.

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. Bonds, in general, performed well in 1998, and it was a pretty strong year for municipal bonds, as well. Our Fund benefited from this positive environment for fixed-income securities.

We switched gears late in the first quarter and early in the second quarter. Seeking more tax-exempt income for our shareholders, we emphasized buying noncallable bonds, or longer-term callable bonds with higher coupons (interest payments). The driving force behind this mild shift in our strategy was our understanding that the majority of our shareholders are most interested in tax-free income.

A succession of near-calamitous events throughout the world--including the economic crisis in Russia and the near-collapse of the Long-Term Capital Management hedge fund--had a major impact on fixed-income securities, and the resulting volatility trickled down to the municipal bond market. It was our belief that the type of higher-coupon bonds we were buying were more likely to hold up better in a volatile environment, and indeed, our increased yields served us well during market fluctuations.

Closer to home, Tennessee's economy remained fairly strong, although it slowed down a bit from its previously torrid pace. Supply was kind of a nonevent for the year as a whole; generally, the supply of new muni issues in the state remained at comfortable levels throughout 1998.

We also took steps to make this an all-Tennessee fund; we sold most of our out-of-state holdings and used the proceeds to buy Tennessee municipal bonds. The vast majority of our shareholders are residents of Tennessee, and we wanted to give them the greatest possible tax advantage.

Q. WHAT ARE A FEW OF YOUR FAVORITE BONDS IN THE FUND?

A. Among our favorite bonds is the Dickson County, 6.25%, due 2008 (1.4% of the Fund's net assets). The bond provides a nice amount of income, and it is noncallable, so the issuer cannot take it back before it matures. Also, there are not many Dickson County bonds in the market. If the time came and we wanted to make a change, in our opinion, this bond would be easy to sell. At the longer end of the market, we like the Blount County, 5.00%, due 2019 (1.0%). For most of the year, it was trading at a discount. As interest rates moved lower, we picked up some price appreciation. It is a callable bond, but the bond is not callable until 2008, so we have some call protection.*

Q. WHAT IS YOUR OUTLOOK FOR 1999?

A. We believe we should have a good year in the municipal markets, including Tennessee. It is possible that we could see some volatility, just as we did in 1998; many economic questions throughout the world have not been answered, and uncertainty leads to fluctuations in rates and prices.

We have begun 1999 in a positive direction, but we would not be surprised to see a pullback sometime in the near future. But the trend for interest rates is down, which will help all fixed-income securities, including municipal bonds.

---------------
(1) Including the 3.00% sales load, the Fund's return was 1.18% for the period.

(2) The Lipper States Intermediate Municipal Average is comprised of managed funds that invest in municipal debt issues that have dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

* The Fund's portfolio composition is subject to change.

Regional funds may be subject to additional risk, since the companies they invest in are located in one geographical location.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

--------------------------------------------------------------------------------
                         ISG TENNESSEE TAX-EXEMPT FUND
                     PERFORMANCE (AS OF DECEMBER 31, 1998)
--------------------------------------------------------------------------------

                            TENNESSEE TAX-EXEMPT        TENNESSEE TAX-EXEMPT           LEHMAN BROTHERS
CLASS A SHARES             FUND WITH SALES CHARGE     FUND WITHOUT SALES CHARGE    MUNICIPAL 10-YEAR INDEX
                           ----------------------     -------------------------    -----------------------
'88'                                 9700                       10000                       10000
'89'                                10451                       10775                       11068
'90'                                11044                       11386                       11881
'91'                                12072                       12446                       13320
'92'                                12731                       13125                       14508
'93'                                14036                       14470                       16359
'94'                                12833                       13230                       15578
'95'                                14552                       15002                       18252
'96'                                14754                       15210                       19081
'97'                                15805                       16294                       20843
'98'                                16473                       16982                       22116

                                        AVERAGE ANNUAL
                                         TOTAL RETURN
                                  --------------------------
                                  WITHOUT SALES   WITH SALES
                                     CHARGE        CHARGE*
          CLASS A SHARES          -------------   ----------
  1-Year........................      4.25%          1.18%
  5-Year........................      3.25%          2.63%
  10-Year.......................      5.44%          5.11%
  *Reflects the maximum sales charge of 3.00%.

                                                                            LEHMAN BROTHERS MUNICIPAL 10-
CLASS B SHARES                             TENNESSEE TAX-EXEMPT FUND                  YEAR INDEX
                                           -------------------------        -----------------------------
'88'                                                 10000                              10000
'89'                                                 10775                              11068
'90'                                                 11386                              11881
'91'                                                 12446                              13320
'92'                                                 13125                              14508
'93'                                                 14470                              16359
'94'                                                 13230                              15578
'95'                                                 15002                              18252
'96'                                                 15210                              19081
'97'                                                 16295                              20843
'98'                                                 16933                              22116

   The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than 6 years and the CDSC would no longer apply.

                                     AVERAGE ANNUAL
                                      TOTAL RETURN
                               --------------------------
                               WITHOUT CDSC   WITH CDSC**
        CLASS B SHARES         ------------   -----------

  1-Year.....................      3.91%         0.91%
  5-Year.....................      3.19%         3.02%
  10-Year....................      5.41%         5.41%
  **Reflects the applicable contingent deferred sales
    charge (maximum 4.00%).
  THE DATA FOR CLASS B SHARES PRIMARILY PRESENTS THE
  RESULTS OF THE CLASS A SHARES. ACTUAL CLASS B SHARES
  AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH
  RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

                                                                            LEHMAN BROTHERS MUNICIPAL 10-
INSTITUTIONAL SHARES                       TENNESSEE TAX-EXEMPT FUND                  YEAR INDEX
                                           -------------------------        -----------------------------
'88'                                                 10000                              10000
'89'                                                 10775                              11068
'90'                                                 11386                              11881
'91'                                                 12446                              13320
'92'                                                 13125                              14508
'93'                                                 14470                              16359
'94'                                                 13230                              15578
'95'                                                 15002                              18252
'96'                                                 15210                              19081
'97'                                                 16299                              20843
'98'                                                 17035                              22116


                                           AVERAGE ANNUAL
                                            TOTAL RETURN
           INSTITUTIONAL SHARES            --------------

  1-Year.................................       4.52%
  5-Year.................................       3.32%
  10-Year................................       5.47%

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

PERFORMANCE FOR THE CLASS B SHARES, WHICH COMMENCED OPERATIONS ON 2/24/98, IS BASED ON THE HISTORICAL PERFORMANCE OF THE CLASS A SHARES (WITHOUT SALES CHARGE) PRIOR TO THAT DATE. CLASS A SHARES PERFORMANCE DOES NOT REFLECT THE HIGHER 12B-1 FEES OR THE CONTINGENT DEFERRED SALES CHARGE (CDSC). HAD THE CDSC AND HIGHER 12B-1 FEES BEEN INCORPORATED, TOTAL RETURN AND HYPOTHETICAL GROWTH FIGURES WOULD HAVE BEEN LOWER.

The Institutional Share class was initially offered on 10/3/97 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

The ISG Tennessee Tax-Exempt Fund commenced operations on 3/28/94 through a transfer of assets from certain collective trust fund ("commingled") accounts managed by First American National Bank, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the commingled accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts' performance may have been adversely affected. The performance also reflects reinvestment of dividends and capital gain distributions.

The Fund's performance is compared to the Lehman Brothers Municipal 10-Year Index, an unmanaged index that includes municipal bonds issued within the last five years by municipalities throughout the United States, with maturities of at least one year, but no more than 12 years, and a credit quality of at least Baa. The Index is unmanaged and does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

PAST PERFORMANCE IS NOT A PREDICTION OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL PURCHASE PRICE.

--------------------------------------------------------------------------------
                         ISG TENNESSEE TAX-EXEMPT FUND
                           (AS OF DECEMBER 31, 1998)
--------------------------------------------------------------------------------

                [TENNESSEE TAX EXEMPT SECTOR PROFILE PIE CHART]

                                Sector Profile*

Cash and cash Equivalents............     0.9%
Municipal Bonds......................    99.1%

      The Tennessee Tax-Exempt Fund invests primarily in investment-grade Tennessee municipal obligations. The Fund is designed to provide investors with current income exempt from federal and Tennessee state income taxes, without assuming undue risks.

               [TENNESSEE TAX EXEMPT MATURITY PROFILE PIE CHART]

                               Maturity Profile*

0-1 Years............................     1.0%
1-5 Years............................     9.7%
6-10 Years...........................    65.0%
11-20 Years..........................    24.3%

      By design, the Fund attempts to generate current income without undue risk to principal. The chart shows that the Fund is focused on bonds primarily with maturities of 6 to 10 years.

                [TENNESSEE TAX EXEMPT QUALITY PROFILE PIE CHART]

                                Quality Profile*

AA...................................    31.5%
A....................................     2.6%
AAA..................................    65.9%

      By focusing on more general obligations and school and "essential services" bonds, the Fund Manager and the research team provide an additional measure of security to the Fund.

      * The Fund's portfolio composition is subject to change.

ISG FUNDS                                      SCHEDULE OF PORTFOLIO INVESTMENTS
TENNESSEE TAX-EXEMPT FUND                                      DECEMBER 31, 1998

 MUNICIPAL BONDS (99.6%)
                                   SHARES OR         MARKET
SECURITY                           PRINCIPAL          VALUE
DESCRIPTION                           AMOUNT       (NOTE 4)
--------------------------------  ----------   -----------
ALABAMA (2.2%)
Jefferson County Sewer Revenue
  Refunded Warrants, Series A,
  5.63%, 2/1/22, Callable 2/1/07
  @ 101, FGIC...................  $1,995,000   $ 2,132,156
                                               -----------
ARIZONA (1.3%)
Maricopa County School District
  No 008 Refunding, 7.50%,
  7/1/07, GO, MBIA..............   1,000,000     1,233,750
                                               -----------
ARKANSAS (1.3%)
North Little Rock Electric Power
  and Light Refunding, Series A,
  6.50%, 7/1/15, MBIA...........   1,000,000     1,205,000
                                               -----------
COLORADO (1.2%)
Denver Airport Revenue
  Refunding, Series A, 7.25%,
  11/15/25, Prerefunded 11/15/02
  @ 102.........................   1,000,000     1,142,500
                                               -----------
FLORIDA (2.4%)
Hillsborough County Industrial
  Development Authority, PCR,
  Tampa Electric Project, 8.00%,
  5/1/22, Callable 5/1/02 @
  103...........................   2,000,000     2,297,500
                                               -----------
GEORGIA (5.6%)
Fulton County School District
  Refunded, 6.38%, 5/1/11, GO...   1,480,000     1,766,750
Georgia State School
  Improvements, Series C, 7.25%,
  7/1/06, GO....................   2,000,000     2,420,000
Georgia State School
  Improvements, Series D, 6.50%,
  8/1/05, GO....................   1,000,000     1,151,250
                                               -----------
                                                 5,338,000
                                               -----------
HAWAII (1.8%)
Hawaii State School
  Improvements, Series CL,
  6.00%, 3/1/08, GO, MBIA-IBC...   1,550,000     1,755,375
                                               -----------
MISSISSIPPI (1.1%)
Mississippi Development Bank,
  Natural Gas Utility
  Improvements, Municipal
  Facility Authority,
  Mississippi Natural Gas
  Project, 5.00%, 1/1/08,
  MBIA..........................   1,000,000     1,053,750
                                               -----------
OHIO (2.5%)
Moraine Solid Waste Disposal
  Revenue, Resource Recovery
  Improvements, General Motors
  Corp. Project, 6.75%,
  7/1/14........................   2,000,000     2,402,500
                                               -----------
 MUNICIPAL BONDS, CONTINUED
                                   SHARES OR         MARKET
SECURITY                           PRINCIPAL          VALUE
DESCRIPTION                           AMOUNT       (NOTE 4)
--------------------------------  ----------   -----------
TENNESSEE (80.2%)
Blount County Public Building
  Authority School Improvements,
  5.00%, 4/1/19, Callable 4/1/08
  @ 101, FGIC...................  $1,000,000   $   996,250
Bristol Health & Educational
  Facilities Revenue, Bristol
  Memorial Hospital, Revenue
  Bond, 6.75%, 9/1/07, FGIC.....   3,340,000     3,949,549
Chattanooga-Hamilton County
  Hospital Authority, Hospital
  Revenue, 5.63%, 10/1/09,
  FSA...........................   1,000,000     1,108,750
Dickson County School
  Improvements, 6.25%, 4/1/08,
  GO, FGIC......................   1,220,000     1,406,050
Hamilton County Industrial
  Development Board Lease, Rent
  Revenue, 5.75%, 9/1/05,
  FGIC..........................   1,000,000     1,101,250
Humphreys County Industrial
  Development Board, Solid Waste
  Disposal Revenue,
  E.I. Dupont de Nemours & Co.
  Project, 6.70%, 5/1/24,
  Callable 5/1/04 @ 102.........   1,455,000     1,620,506
Jackson Hospital Revenue
  Refunding and Improvement,
  6.00%, 4/1/05, AMBAC..........   1,150,000     1,272,188
Johnson City Health & Education
  Revenue Refunding and
  Improvement, Medical Center
  Hospital, 5.13%, 7/1/10,
  MBIA..........................   1,000,000     1,061,250
Johnson City Refunded, 5.25%,
  6/1/10, GO, FGIC..............   1,260,000     1,352,925
Johnson City Refunded Water &
  Sewer, 5.25%, 6/1/10, GO......   1,270,000     1,363,663
Kingsport Refunding, 5.00%,
  9/1/06, GO, MBIA..............   1,000,000     1,056,250
Knox County Health, Education &
  Housing Facilities Board,
  Hospital Facilities Revenue,
  Fort Sanders Alliance, 6.25%,
  1/1/13, MBIA..................   1,000,000     1,157,500
Knox County Refunding, 6.50%,
  4/1/04, Callable 4/1/03 @ 102,
  GO............................   1,965,000     2,200,800
Knoxville Electric Light & Power
  Improvements, Refunding,
  Series S, 5.00%, 7/1/18,
  Callable 7/1/05 @ 101.........   1,000,000       992,500
Lawrenceburg Electric, Revenue
  Bond, 6.63%, 7/1/18, MBIA.....   1,250,000     1,518,750
Madison County Capital Outlay
  Notes, 5.00%, 5/1/06, GO, MBIA
  (b)...........................   1,000,000     1,053,750
Memphis, 6.25%, 7/1/04, GO......   1,500,000     1,668,750
Memphis, 6.00%, 11/1/06, GO.....   1,000,000     1,130,000

                                   Continued

ISG FUNDS                                      SCHEDULE OF PORTFOLIO INVESTMENTS
TENNESSEE TAX-EXEMPT FUND                                      DECEMBER 31, 1998

 MUNICIPAL BONDS, CONTINUED
                                   SHARES OR        MARKET
SECURITY                           PRINCIPAL         VALUE
DESCRIPTION                           AMOUNT      (NOTE 4)
--------------------------------  ----------   -----------
TENNESSEE, CONTINUED
Memphis Refunding General
  Improvement, Series B,
  5.25%,10/1/10, GO (b).........  $1,000,000   $ 1,078,750
Memphis Refunding General
  Improvement, Series B, 5.25%,
  10/1/11, GO (b)...............   1,000,000     1,078,750
Memphis Water Division Revenue
  Refunding, 5.00%, 1/1/07......   1,285,000     1,371,738
Memphis-Shelby County Airport
  Authority, Revenue Bonds,
  Series A, 5.50%, 2/15/04,
  MBIA..........................   1,395,000     1,487,419
Memphis-Shelby County Airport
  Authority, Revenue Bonds,
  Series A, 6.25%, 2/15/09,
  MBIA..........................   1,790,000     2,051,788
Metropolitan Government,
  Nashville & Davidson County,
  5.60%, 5/15/07, Callable
  5/15/06 @ 101, GO.............   1,045,000     1,153,419
Metropolitan Government,
  Nashville & Davidson County
  Energy Project, Series B,
  Revenue Bond, 6.00%, 7/1/10,
  AMBAC.........................   1,335,000     1,526,906
Metropolitan Government,
  Nashville & Davidson County
  Health & Educational
  Facilities Board, McKendree
  Villiage Inc., 5.13%, 1/1/20,
  Callable 1/1/06 @ 102.........   1,000,000       991,250
Metropolitan Government,
  Nashville & Davidson County
  Health & Educational
  Facilities Board, Refunding &
  Improvements, Meharry Medical
  College, 6.00%, 12/1/09,
  AMBAC.........................   1,000,000     1,142,500
Metropolitan Government,
  Nashville & Davidson County
  Health & Educational
  Facilities Board, Refunding &
  Improvements, Meharry Medical
  College, 6.00%, 12/1/13,
  AMBAC.........................   2,030,000     2,309,125
Metropolitan Government,
  Nashville & Davidson County
  Refunding, 6.25%, 12/1/01,
  GO............................   1,000,000     1,072,500
Metropolitan Government,
  Nashville & Davidson County
  Water & Sewer Revenue, 6.50%,
  4/1/03, Callable 4/1/99 @ 102
  (c)...........................   1,000,000     1,105,000
Metropolitan Government,
  Nashville & Davidson County,
  Meharry Medical College
  Project, 6.88%, 12/1/24,
  Prerefunded 12/1/04 @ 102,
  AMBAC (c).....................   4,750,000     5,563,437
 MUNICIPAL BONDS, CONTINUED
                                   SHARES OR         MARKET
SECURITY                           PRINCIPAL          VALUE
DESCRIPTION                           AMOUNT       (NOTE 4)
--------------------------------  ----------   -----------
TENNESSEE, CONTINUED
Metropolitan Government,
  Nashville & Davidson County,
  Vanderbilt University, Series
  A, 5.75%, 1/1/07..............  $1,035,000   $ 1,143,675
Monroe County High School
  Refunding, 5.25%, 5/1/06, GO,
  FSA...........................   1,580,000     1,690,600
Montgomery County Refunding,
  5.25%, 5/1/06, GO, FSA........   1,000,000     1,070,000
Rutherford County, Capital
  Outlay, Series A, 6.25%,
  5/1/04, GO (c)................   2,000,000     2,230,000
Rutherford County, Capital
  Outlay, Series A, 6.25%,
  5/1/05, GO....................   2,500,000     2,821,875
Shelby County Health, Education
  & Housing Facilities Board,
  Hospital Revenue, Methodist
  Health Systems, Inc., 6.25%,
  8/1/07, MBIA..................   3,500,000     3,972,499
Shelby County Health, Education
  & Housing Facilities Board,
  Hospital Revenue, Methodist
  Health Systems, Inc., 6.25%,
  8/1/08, MBIA..................   2,000,000     2,282,500
Shelby County, Refunded, Series
  B, 5.00%, 8/1/11, Callable
  8/1/07 @ 101, GO..............   1,500,000     1,576,875
Shelby County, Series A, 6.75%,
  4/1/05, GO (c)................   1,000,000     1,155,000
Shelby County, Series A, 5.63%,
  6/1/05, GO....................   1,000,000     1,095,000
Shelby County, Series B, 6.00%,
  12/1/05, GO...................   1,250,000     1,404,688
Tennessee State, Refunded,
  Series B, 6.00%, 5/1/05, GO...   3,000,000     3,352,500
Tennessee State, Refunded,
  Series B, 6.00%, 5/1/06, GO...   1,000,000     1,126,250
Tennessee State, Series B,
  6.85%, 6/1/11, GO.............   1,350,000     1,468,125
Williamson County Public
  Improvement, 6.25%, 4/1/06,
  GO............................   1,000,000     1,136,250
Wilson County Certificate of
  Participation Refunding,
  5.25%, 6/30/15, Callable
  6/30/09 @ 101, FSA (b)........   1,500,000     1,567,290
                                               -----------
                                                77,036,390
                                               -----------
TOTAL MUNICIPAL BONDS (Cost
  $93,229,766)..................                95,596,921
                                               -----------

                                   Continued

ISG FUNDS                                      SCHEDULE OF PORTFOLIO INVESTMENTS
TENNESSEE TAX-EXEMPT FUND                                      DECEMBER 31, 1998


 INVESTMENT COMPANIES (0.9%)
                                   SHARES OR         MARKET
SECURITY                           PRINCIPAL          VALUE
DESCRIPTION                           AMOUNT       (NOTE 4)
--------------------------------  ----------   -----------
AIM Tax-Free Money Market Fund..     859,570   $   859,570
Dreyfus Tax-Free Money Market
  Fund..........................       1,000         1,000
                                               -----------
TOTAL INVESTMENT COMPANIES (Cost
  $860,570).....................                   860,570
                                               -----------
TOTAL INVESTMENTS (Cost
  $94,090,336)(a) -- (100.5%)...                96,457,491
Liabilities in excess of other
  assets -- (-0.5)%.............                  (455,038)
                                               -----------
TOTAL NET ASSETS -- (100.0%)....               $96,002,453
                                               ===========

---------------

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

            Unrealized appreciation.................  $2,397,636
            Unrealized depreciation.................     (30,481)
                                                      ----------
            Net unrealized appreciation.............  $2,367,155
                                                      ==========

(b) Represents security purchased on a when-issued basis. At December 31, 1998, total cost of investments purchased on a when-issued basis was $4,785,300.

(c) At December 31, 1998, the security was pledged as collateral for securities purchased on a when-issued basis.

AMBAC -- Insured by AMBAC Indemnity Corp.
FGIC -- Insured by Financial Guaranty Insurance Corp.
FSA -- Insured by Financial Security Assurance Inc.
GO -- General Obligation
MBIA -- Insured by Municipal Bond Insurance Assoc.
MBIA-IBC -- MBIA Insured Bond Certificates
PCR -- Pollution Control Revenue

                       See notes to financial statements

ISG FUNDS
TENNESSEE TAX-EXEMPT FUND

 STATEMENT OF ASSETS AND LIABILITIES

                                                               DECEMBER 31, 1998

ASSETS:
Investments, at value (cost
  $94,090,336)...................               $ 96,457,491
Interest and dividends
  receivable.....................                  1,386,579
Receivable for capital shares
  issued.........................                     97,087
Receivable for investments
  sold...........................                  3,209,850
Deferred organization costs......                      3,037
Prepaid expenses and other
  assets.........................                     22,599
                                                ------------
  TOTAL ASSETS...................                101,176,643
LIABILITIES:
Distributions payable............  $  276,602
Custody payable..................      32,995
Payable for investments
  purchased......................   4,785,300
Accrued expenses and other
  payables:
  Advisory fees..................      41,188
  Administration fees............       1,575
  Shareholder servicing
    fees -- Class B Shares.......          37
  Distribution fees -- Class A
    Shares.......................          79
  Distribution fees -- Class B
    Shares.......................         111
  Other..........................      36,303
                                   ----------
  TOTAL LIABILITIES..............                  5,174,190
                                                ------------
NET ASSETS:
Capital..........................                 93,600,092
Undistributed (distributions in
  excess of) net investment
  income.........................                      5,860
Undistributed (distributions in
  excess of) net realized
  gains..........................                     29,346
Net unrealized appreciation
  (depreciation) from
  investments....................                  2,367,155
                                                ------------
NET ASSETS.......................               $ 96,002,453
                                                ============
Class A Shares
  Net Assets.....................               $  2,918,845
  Shares outstanding.............                    286,402
  Redemption price per share.....               $      10.19
                                                ============
Class A Shares -- Maximum Sales
  Charge.........................                       3.00%
                                                ------------
  Maximum Offering Price Per
    Share (100%/(100% -- Maximum
    Sales Charge) of net asset
    value adjusted to the nearest
    cent)........................               $      10.51
                                                ============
Class B Shares
  Net Assets.....................               $  1,396,740
  Shares outstanding.............                    136,765
  Offering price per share*......               $      10.21
                                                ============
Institutional Shares
  Net Assets.....................               $ 91,686,868
  Shares outstanding.............                  8,997,982
  Offering and redemption price
    per share....................               $      10.19
                                                ============

---------------

* Redemption price per share varies by length of time shares are held. STATEMENT OF OPERATIONS

                                            FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:
Interest income....................               $4,448,524
Dividend income....................                  117,783
                                                  ----------
  TOTAL INVESTMENT INCOME..........                4,566,307
EXPENSES:
Investment advisory fees...........  $  497,352
Administration fees................     149,206
Shareholder servicing fees -- Class
  B Shares.........................       1,710
Distribution fees -- Class A
  Shares...........................       6,387
Distribution fees -- Class B
  Shares...........................       5,131
Accounting fees....................      77,477
Transfer agent fees................      76,159
Directors' fees....................       6,986
Other fees.........................     138,724
                                     ----------
  Total expenses before voluntary
    fee reductions.................                  959,132
  Expenses voluntarily reduced.....                   (5,617)
                                                  ----------
  Net Expenses.....................                  953,515
                                                  ----------
NET INVESTMENT INCOME..............                3,612,792
                                                  ----------
REALIZED/UNREALIZED GAINS (LOSSES)
  FROM INVESTMENTS:
Net realized gains (losses) from
  investment transactions..........                1,356,524
Net change in unrealized
  appreciation (depreciation) from
  investment transactions..........                 (524,589)
                                                  ----------
Net realized/unrealized gains
  (losses) from investments........                  831,935
                                                  ----------
Change in net assets resulting from
  operations.......................               $4,444,727
                                                  ==========

                       See notes to financial statements

ISG FUNDS
TENNESSEE TAX-EXEMPT FUND

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED         YEAR ENDED
                                                              DECEMBER 31,       DECEMBER 31,
                                                                  1998               1997
                                                              ------------       ------------
FROM INVESTMENT ACTIVITIES:
Operations:
  Net investment income.....................................  $  3,612,792       $  4,158,493
  Net realized gains (losses) from investment
    transactions............................................     1,356,524            495,596
  Net change in unrealized appreciation (depreciation) from
    investments.............................................      (524,589)         2,311,170
                                                              ------------       ------------
Change in net assets resulting from operations..............     4,444,727          6,965,259
                                                              ------------       ------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income................................       (86,286)        (3,124,095)
  From net realized gains on investment transactions........       (19,251)                --
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
  From net investment income................................       (17,207)(b)             --
  From net realized gains on investment transactions........        (9,170)(b)             --
DISTRIBUTIONS TO INSTITUTIONAL SHAREHOLDERS:
  From net investment income................................    (3,509,299)        (1,034,398)(a)
  From net realized gains on investment transactions........      (638,254)                --
                                                              ------------       ------------
Change in net assets from shareholder distributions.........    (4,279,467)        (4,158,493)
                                                              ------------       ------------
Change in net assets from capital transactions..............    (6,573,702)        11,520,334
                                                              ------------       ------------
Change in net assets........................................    (6,408,442)        14,327,100
                                                              ------------       ------------
NET ASSETS:
  Beginning of period.......................................   102,410,895         88,083,795
                                                              ------------       ------------
  End of period.............................................  $ 96,002,453       $102,410,895
                                                              ============       ============

---------------
(a) For the period from October 3, 1997 (commencement of operations) through December 31, 1997.

(b) For the period from February 24, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

ISG FUNDS
TENNESSEE TAX-EXEMPT FUND

 FINANCIAL HIGHLIGHTS, CLASS A SHARES

                                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    1998           1997           1996           1995         1994(a)
                                                ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period..........    $  10.18       $   9.90       $  10.19       $   9.40       $  10.00
                                                  --------       --------       --------       --------       --------
Investment Activities
  Net investment income.......................        0.35           0.44           0.42           0.45           0.34
  Net realized and unrealized gains (losses)
    from investments..........................        0.08           0.25          (0.29)          0.79          (0.60)
                                                  --------       --------       --------       --------       --------
  Total from Investment Activities............        0.43           0.69           0.13           1.24          (0.26)
                                                  --------       --------       --------       --------       --------
Distributions
  Net investment income.......................       (0.35)         (0.41)         (0.42)         (0.45)         (0.34)
  Net realized gains..........................       (0.07)            --             --             --             --
                                                  --------       --------       --------       --------       --------
  Total Distributions.........................       (0.42)         (0.41)         (0.42)         (0.45)         (0.34)
                                                  --------       --------       --------       --------       --------
Net change in asset value.....................        0.01           0.28          (0.29)          0.79          (0.60)
                                                  --------       --------       --------       --------       --------
Net Asset Value, End of Period................    $  10.19       $  10.18       $   9.90       $  10.19       $   9.40
                                                  ========       ========       ========       ========       ========
TOTAL RETURN (EXCLUDES SALES CHARGE)..........        4.25%          7.13%          1.39%         13.40%          2.63%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000).............    $  2,919       $  1,669       $ 88,084       $ 94,143       $ 86,127
Ratio of expenses to average net assets.......        1.20%          0.84%          0.86%          0.87%          0.82%(c)
Ratio of net investment income to average net
  assets......................................        3.37%          4.13%          4.29%          4.52%          4.61%(c)
Ratio of expenses to average net assets*......        1.20%          1.09%          1.11%          1.12%          1.18%(c)
Portfolio turnover**..........................         155%           253%           219%           188%          0.41%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 ** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from March 28, 1994 (commencement of operations) through December 31, 1994.
(b) Not annualized.
(c) Annualized.

 FINANCIAL HIGHLIGHTS, CLASS B SHARES

                                                                    PERIOD ENDED
                                                                    DECEMBER 31,
                                                                      1998(a)
                                                                    ------------
Net Asset Value, Beginning of Period........................           $10.22
                                                                       ------
Investment Activities
  Net investment income.....................................             0.26
  Net realized and unrealized gains (losses) from
    investments.............................................             0.06
                                                                       ------
  Total from Investment Activities..........................             0.32
                                                                       ------
Distributions
  Net investment income.....................................            (0.26)
  Net realized gains........................................            (0.07)
                                                                       ------
Total Distributions.........................................            (0.33)
                                                                       ------
Net change in net asset value...............................            (0.01)
                                                                       ------
Net Asset Value, End of Period..............................           $10.21
                                                                       ======
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................             3.17%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...........................           $1,397
Ratio of expenses to average net assets.....................             1.95%(c)
Ratio of net investment income to average net assets........             2.50%(c)
Portfolio turnover**........................................              155%

 ** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from February 24, 1998 (commencement of operations) through December 31, 1998.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

ISG FUNDS
TENNESSEE TAX-EXEMPT FUND

 FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                                 YEAR ENDED         PERIOD ENDED
                                                                DECEMBER 31,        DECEMBER 31,
                                                                    1998              1997(a)
                                                                ------------        ------------
Net Asset Value, Beginning of Period........................      $  10.18            $  10.05
                                                                  --------            --------
Investment Activities
  Net investment income.....................................          0.37                0.10
  Net realized and unrealized gains (losses) from
    investments.............................................          0.08                0.13
                                                                  --------            --------
  Total from Investment Activities..........................          0.45                0.23
                                                                  --------            --------
Distributions
  Net investment income.....................................         (0.37)              (0.10)
  Net realized gains........................................         (0.07)                 --
                                                                  --------            --------
  Total Distributions.......................................         (0.44)              (0.10)
                                                                  --------            --------
Net change in asset value...................................          0.01                0.13
                                                                  --------            --------
Net Asset Value, End of Period..............................      $  10.19            $  10.18
                                                                  ========            ========
TOTAL RETURN................................................          4.52%               2.35%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...........................      $ 91,687            $100,742
Ratio of expenses to average net assets.....................          0.95%               0.56%(c)
Ratio of net investment income to average net assets........          3.65%               4.22%(c)
Ratio of expenses to average net assets*....................          0.95%               0.87%(c)
Portfolio turnover**........................................           155%                253%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 ** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from October 3, 1997 (commencement of operations) through December 31, 1997.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements


                        DONALD F. TURK, CFA
                        Portfolio Manager
[Turk Photo]            ISG Limited Term Income Fund

---------------------------------------------------------------
---------------------------------------------------------------
 INVESTMENT GOAL
 The Fund seeks to provide investors with current income without assuming undue risk. It invests primarily in investment-grade, U.S. dollar-denominated, fixed-income securities of domestic and foreign issuers that generally have a duration of less than four years. This Fund is suitable for investors seeking regular monthly income without undue risk to principal.
---------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING 1998?

A. Despite some volatility in the market throughout the year, the Fund delivered solid returns. For the 12 months ended December 31, 1998, the Fund produced a total return of 6.48% (Class A shares at NAV).(1) In comparison, the Merrill Lynch 1-5-Year Government/Corporate Bond Index produced a total return of 9.53%.

It is also important to recognize income yield to shareholders. As of December 31, 1998, the Fund's 30-day SEC yield was 4.06% (Class A shares at NAV), compared to 5.92% at the end of 1997. The yield percentages are annualized. We achieved our objectives while maintaining an average credit quality of AA-(rated by Standard & Poor's). As of December 31, 1998, the Fund's average maturity was
3.1 years.

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. The two most important factors were our maturity structure and the international crises that afflicted Russia, Asia and South America.

With the Fund having a maturity structure longer than our benchmark, the Merrill Lynch 1-5-Year Government/Corporate Bond Index, it was reasonable to expect that the year's overall decline in interest rates would be more productive to our total return. But markets do not always behave as investors believe they will. When troubles abroad threatened the safety of foreign bonds, the result was a stampeding "flight to quality," with U.S. Treasury bonds almost exclusively being the securities of choice. Consequently, there was a broad sell-off of all other types of bonds, including U.S. government agency securities. Because we held more corporate bonds and government agencies bonds, and fewer Treasuries, than our benchmark (which held approximately 85% Treasuries), we underperformed the benchmark.

Fortunately, we believe a reversal of this unusual situation should occur, which would boost the Fund's performance relative to our benchmark.

Q. WITH ALL THIS MOVEMENT IN THE MARKET, WHAT STEPS DID YOU TAKE TO HELP INCREASE CURRENT INCOME?

A. Our key strategy was to sell Treasury notes and buy higher-yielding corporate securities, which yielded considerably more income. For example, we sold Treasuries and bought bonds issued by AutoZone (2.2% of the Fund's net assets), and Anheuser-Busch notes (1.4%). AutoZone offered more than 1% in additional yield, and Anheuser-Busch netted an additional 1.73% yield.

As of December 31, 1998, 72.3% of the Fund's portfolio was invested in corporate bonds, with a total of 25.8% invested in Treasury, government agency and mortgage pass-through securities, and 1.9% in cash equivalents.*

Q. WHAT IS YOUR OUTLOOK FOR 1999?

A. We are essentially positive on the bond market. In our opinion, it is unlikely that we will have another dramatic decline in interest rates as we did in 1998. We see many factors that are positive for bonds: the continuing secular trend in disinflation, the very low levels of commodity prices, excessive global production capacity, technological efficiencies and demographic trends. All of these circumstances favor low inflation, which is good for fixed-income investors.

This is not to say that there are not negative factors that pose risks to the bond market. The most prominent of these are shortages in the domestic labor force, which can run up costs and spark inflation; the introduction of the new euro currency in Europe, which could make U.S. debt less desirable; and the possibility of an overheating U.S. economy.

But in general, we feel that bonds could remain stable, with yields on long-term Treasuries remaining in the range of 4.5% to 5.5%. If anything, we believe there is a greater probability that yields could fall to the lower end of this range than rise.

---------------
(1) Including the 3.00% sales load, the Fund's return was 3.28% for the period.

(*) The Fund's portfolio composition is subject to change.

--------------------------------------------------------------------------------
                          ISG LIMITED TERM INCOME FUND
                     PERFORMANCE (AS OF DECEMBER 31, 1998)
--------------------------------------------------------------------------------

                       LIMITED TERM INCOME FUND    LIMITED TERM INCOME FUND     MERRILL LYNCH 1-5-YEAR-
CLASS A SHARES             WITH SALES CHARGE         WITHOUT SALES CHARGE       GOV'T/CORP. BOND INDEX
                       ------------------------    ------------------------     -----------------------
'88'                              9700                       10000                       10000
'89'                             10663                       10993                       11164
'90'                             11525                       11882                       12260
'91'                             13048                       13452                       13839
'92'                             13681                       14104                       14770
'93'                             14528                       14978                       15794
'94'                             14430                       14877                       15873
'95'                             16047                       16543                       17900
'96'                             16733                       17250                       18713
'97'                             17817                       18367                       20043
'98'                             18968                       19555                       21953

                                        AVERAGE ANNUAL
                                         TOTAL RETURN
                                  --------------------------
                                  WITHOUT SALES   WITH SALES
                                     CHARGE        CHARGE*
          CLASS A SHARES          -------------   ----------
  1-Year........................      6.48%          3.28%
  5-Year........................      5.48%          4.84%
  10-Year.......................      6.94%          6.61%
  *Reflects the maximum sales charge of 3.00%.

                                                                      MERRILL LYNCH 1-5-YEAR GOV'T/CORP.
CLASS B SHARES                        LIMITED TERM INCOME FUND                  BOND INDEX
                                      ------------------------        ----------------------------------
'88'                                            10000                                10000
'89'                                            10993                                11164
'90'                                            11882                                12260
'91'                                            13452                                13839
'92'                                            14104                                14770
'93'                                            14978                                15794
'94'                                            14877                                15873
'95'                                            16543                                17900
'96'                                            17250                                18713
'97'                                            18345                                20043
'98'                                            19420                                21953

The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than 6 years and the CDSC would no longer apply.


                                     AVERAGE ANNUAL
                                      TOTAL RETURN
                               --------------------------
                               WITHOUT CDSC   WITH CDSC**
        CLASS B SHARES         ------------   -----------

  1-Year.....................      5.86%         2.86%
  5-Year.....................      5.33%         5.17%
  10-Year....................      6.86%         6.86%
  **Reflects applicable contingent deferred sales charge
    (maximum 4.00%).
  THE DATA FOR CLASS B SHARES PRIMARILY PRESENTS THE
  RESULTS OF THE CLASS A SHARES. ACTUAL CLASS B SHARES
  AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH
  RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

                                                                             MERRILL LYNCH 1-5-YEAR
INSTITUTIONAL SHARES                    LIMITED TERM INCOME FUND            GOV'T./CORP. BOND INDEX
                                        ------------------------            -----------------------
'88'                                              10000                              10000
'89'                                              10993                              11164
'90'                                              11882                              12260
'91'                                              13452                              13839
'92'                                              14104                              14770
'93'                                              14978                              15794
'94'                                              14877                              15873
'95'                                              16543                              17900
'96'                                              17250                              18713
'97'                                              18351                              20043
'98'                                              19610                              21953

                                           AVERAGE ANNUAL
                                            TOTAL RETURN
           INSTITUTIONAL SHARES            --------------

  1-Year.................................       6.86%
  5-Year.................................       5.54%
  10-Year................................       6.97%

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

PERFORMANCE FOR THE CLASS B SHARES, WHICH COMMENCED OPERATIONS ON 2/4/98, IS BASED ON THE HISTORICAL PERFORMANCE OF THE CLASS A SHARES (WITHOUT SALES CHARGE) PRIOR TO THAT DATE. CLASS A SHARES PERFORMANCE DOES NOT REFLECT THE HIGHER 12B-1 FEES OR THE CONTINGENT DEFERRED SALES CHARGE (CDSC). HAD THE CDSC AND HIGHER 12B-1 FEES BEEN INCORPORATED, TOTAL RETURN AND HYPOTHETICAL GROWTH FIGURES WOULD HAVE BEEN LOWER.

The Institutional Share class was initially offered on 10/3/97 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

The ISG Limited Term Income Fund commenced operations on 3/28/94 through a transfer of assets from certain collective trust fund ("commingled") accounts managed by First American National Bank, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the commingled accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts' performance may have been adversely affected. The performance also reflects reinvestment of dividends and capital gain distributions.

The Fund's performance is compared to the Merrill Lynch 1-5-Year
Government/Corporate Bond Index, which is generally representative of the performance of government and corporate bonds in that maturity range with a rating of at least Baa. The index is unmanaged and does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

PAST PERFORMANCE IS NOT A PREDICTION OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL PURCHASE PRICE.

--------------------------------------------------------------------------------
                          ISG LIMITED TERM INCOME FUND
                           (AS OF DECEMBER 31, 1998)
--------------------------------------------------------------------------------

                 [Limited Term Income Sector Profile Pie Chart]

                                Sector Profile*

Cash and cash Equivalents............     1.9%
Corporate Bonds......................    72.3%
U.S. Government Agencies.............    21.2%
U.S. Treasury Notes..................     4.6%

      The Limited Term Income Fund invests primarily in investment-grade, U.S. dollar-denominated, fixed-income securities of domestic and foreign issuers. The Fund is designed to provide investors with current income without assuming undue risk. The Fund's adviser has latitude in deciding how assets are invested among corporate and government obligations. As a result, the Fund enjoys flexibility to make the most of changing market conditions.

                [Limited Term Income Maturity Profile Pie Chart]

                               Maturity Profile*

0-1 Years............................    17.6%
1-5 Years............................    72.8%
6-10 Years...........................     9.6%

      By design, the Fund attempts to generate current income without undue risk to principal. The chart shows that the Fund is primarily focused on bonds with maturities of 1 to 5 years.

                [Limited Term Income Quality Profile Pie Chart]

                                Quality Profile*

A....................................    45.9%
BBB..................................     8.9%
AA...................................    15.9%
AAA..................................    29.3%

      The Fund's research team and the Fund Manager continuously monitor debt instruments and issuer quality to identify fixed-income securities for the Fund.

      * The Fund's portfolio composition is subject to change.

ISG FUNDS                                      SCHEDULE OF PORTFOLIO INVESTMENTS
LIMITED TERM INCOME FUND                                       DECEMBER 31, 1998

CORPORATE BONDS (71.3%)
                                     SHARES OR        MARKET
SECURITY                             PRINCIPAL         VALUE
DESCRIPTION                             AMOUNT      (NOTE 4)
----------------------------------  ----------   -----------
BANKING (7.7%)
ABN AMRO Bank, 6.63%, 10/31/01....  $2,000,000   $ 2,062,500
Bankers Trust, 6.75%, 10/3/01.....   1,500,000     1,526,250
First Union National, 5.80%,
  12/1/08.........................   1,500,000     1,518,750
NationsBank Corp., 7.00%,
  9/15/01.........................   2,000,000     2,082,500
                                                 -----------
                                                   7,190,000
                                                 -----------
BEVERAGES (1.4%)
Anheuser-Busch Cos., 7.13%,
  7/1/17..........................   1,250,000     1,314,063
                                                 -----------
ENTERTAINMENT (2.7%)
The Walt Disney Co., 6.38%,
  3/30/01.........................   1,500,000     1,543,125
The Walt Disney Co., 5.62%,
  12/1/08.........................   1,000,000     1,008,750
                                                 -----------
                                                   2,551,875
                                                 -----------
FINANCIAL SERVICES (10.6%)
Associates Corp. N.A., 7.68%,
  3/3/00..........................   1,500,000     1,539,375
Ford Motor Credit Co., 6.50%,
  2/28/02.........................   2,500,000     2,574,999
John Deere Capital Corp., 5.90%,
  4/8/03..........................   2,000,000     2,020,000
Merrill Lynch & Co., Inc., 6.00%,
  1/15/01.........................   1,750,000     1,769,688
Salomon Smith Barney Holdings,
  6.13%, 1/15/03..................   2,000,000     2,027,500
                                                 -----------
                                                   9,931,562
                                                 -----------
INDUSTRIAL GOODS & SERVICES (10.1%)
Archer Daniels Midland, 6.25%,
  5/15/03.........................   1,500,000     1,556,250
IBM Corp., 6.25%, 2/24/00.........   1,036,000     1,044,910
IBM Corp., 6.04%, 8/7/00, MTN.....   1,000,000     1,013,750
Imperial Oil Ltd., 8.75%,
  10/15/19........................   3,000,000     3,187,500
Martin Marietta, 6.50%, 4/15/03...   2,500,000     2,603,125
                                                 -----------
                                                   9,405,535
                                                 -----------
INSURANCE -- PROPERTY & CASUALTY (2.2%)
Travelers/Aetna Property &
  Casualty, 6.75%, 4/15/01........   2,000,000     2,060,000
                                                 -----------
PAPER PRODUCTS (2.2%)
International Paper Co., 6.88%,
  7/10/00.........................   2,000,000     2,030,000
                                                 -----------
RETAIL -- STORES (9.9%)
AutoZone, Inc., 6.50%, 7/15/08....   2,000,000     2,050,000
Dayton Hudson Co., 6.40%,
  2/15/03.........................   2,500,000     2,581,250
J.C. Penney & Co., 7.25%,
  4/1/02..........................   2,000,000     2,097,500
Wal-Mart Stores, 5.85%, 6/1/18....   2,500,000     2,525,000
                                                 -----------
                                                   9,253,750
                                                 -----------
TELECOMMUNICATIONS (3.3%)
MCI Communication Corp., 7.13%,
  1/20/00.........................   1,500,000     1,524,375
WorldCom, Inc., 6.13%, 8/15/01....   1,500,000     1,524,375
                                                 -----------
                                                   3,048,750
                                                 -----------
UTILITIES -- ELECTRIC (18.6%)
Alabama Power Co., 5.35%,
  11/15/03........................  $2,000,000   $ 2,000,000
Baltimore Gas & Electric, 6.50%,
  2/15/03.........................   2,500,000     2,628,124
Central Power & Light Co., 6.00%,
  4/1/00..........................   2,000,000     2,022,500
Florida Power Corp., 6.54%,
  7/1/02, MTN.....................   2,000,000     2,085,000
MidAmerican Energy, 6.50%,
  12/15/01........................   2,500,000     2,590,625
National Rural Utilities Corp.,
  Series C, 6.49%, 7/10/02, MTN...   2,000,000     2,090,000
Puget Sound Power & Light, 6.61%,
  2/9/00, MTN.....................   2,000,000     2,030,000
SCANA Corp., Series B, 6.25%,
  7/8/03, MTN.....................   2,000,000     2,062,500
                                                 -----------
                                                  17,508,749
                                                 -----------
UTILITIES -- GAS (2.6%)
ENSERCH Corp., 7.00%, 8/15/99.....   1,000,000     1,010,000
Smith Enron, 5.97%, 12/15/06......   1,391,000     1,427,514
                                                 -----------
                                                   2,437,514
                                                 -----------
TOTAL CORPORATE BONDS (Cost $65,354,834)          66,731,798
                                                 -----------
 U.S. GOVERNMENT AGENCIES (20.9%)
FEDERAL HOME LOAN BANK (4.8%)
6.00%, 8/28/01 (b)................   2,500,000     2,501,325
6.10%*, 12/24/07 (b)..............   2,000,000     2,008,560
                                                 -----------
                                                   4,509,885
                                                 -----------
FREDDIE MAC (2.1%)
6.75%, 4/1/08 (b).................   2,000,000     2,003,460
                                                 -----------
FANNIE MAE (1.6%)
6.35%, 11/23/01...................   1,500,000     1,517,100
                                                 -----------
GOVERNMENT NATIONAL MORTGAGE ASSOC. (10.8%)
8.00%, 12/15/07, Pool # 339455....     522,933       541,722
8.00%, 8/15/08, Pool # 358725.....     953,381       987,635
7.50%, 4/15/09, Pool # 392085.....     630,207       652,062
7.50%, 4/15/09, Pool # 368641.....     456,444       472,273
7.50%, 6/15/09, Pool # 345752.....     504,437       521,931
8.50%, 9/15/09, Pool # 376589.....     585,311       612,013
8.00%, 11/15/09, Pool # 380660....   1,146,608     1,187,805
8.50%, 12/15/09, Pool # 392814....     621,817       650,185
8.50%, 12/15/09, Pool # 392770....     425,283       444,684
8.00%, 4/15/10, Pool # 407337.....   1,021,773     1,058,486
8.00%, 4/15/10, Pool # 405445.....   1,224,936     1,268,949
7.50%, 8/15/11, Pool # 423983.....   1,574,300     1,628,898
                                                 -----------
                                                  10,026,643
                                                 -----------
STUDENT LOAN MARKETING ASSOC. (1.6%)
5.81%, 1/23/01....................   1,500,000     1,500,765
                                                 -----------
TOTAL U.S. GOVERNMENT AGENCIES
  (Cost $19,181,221)..............                19,557,853
                                                 -----------

                                   Continued

ISG FUNDS                                      SCHEDULE OF PORTFOLIO INVESTMENTS
LIMITED TERM INCOME FUND                                       DECEMBER 31, 1998

U.S. TREASURY NOTES (4.6%)
                                     SHARES OR         MARKET
SECURITY                             PRINCIPAL          VALUE
DESCRIPTION                             AMOUNT       (NOTE 4)
----------------------------------  ----------   -----------
7.75%, 1/31/00 (b)................  $1,500,000   $ 1,548,210
6.25%, 6/30/02....................   1,000,000     1,050,320
6.50%, 10/15/06...................   1,500,000     1,668,885
                                                 -----------
TOTAL U.S. TREASURY NOTES (Cost $4,166,125)        4,267,415
                                                 -----------
 INVESTMENT COMPANIES (1.9%)
AIM Liquid Assets Money Market
  Fund............................     901,357       901,358
AIM Prime Money Market Fund.......     833,853       833,853
                                                 -----------
TOTAL INVESTMENT COMPANIES (Cost $1,735,211)       1,735,211
                                                 -----------
 SHORT-TERM SECURITIES HELD AS COLLATERAL (8.9%)
COMMERCIAL PAPER (7.5%)
PS Colorado Credit Corp., 5.45%,
  1/4/99..........................   2,000,000     1,998,789
Working Capital II, 7.00%,
  1/8/99..........................   5,000,000     4,993,000
                                                 -----------
                                                   6,991,789
                                                 -----------
REPURCHASE AGREEMENTS (1.4%)
Lehman Brothers, 4.70%, 1/4/99,
  dated 12/31/98, with a maturity
  value of $1,330,031
  (Collateralized by $499,734
  Capstead Mortgage, 10/25/24,
  fair value -- $214,457; $510,000
  Collateralized Mortgage
  Securities Corp. Private
  Placement, 2/1/15, fair
  value -- $25,500; $151,647
  Fannie Mae Grantor Trust,
  10/1/36, fair value -- $146,870;
  $458,269 Residential Accredited
  Loans, Inc., 6.50%, 11/25/13,
  fair value -- $462,637;
  $1,131,981 Saxon Mortgage,
  6.25%-7.50%, 5/25/09-7/25/24,
  fair value -- $514,988).........   1,329,337     1,329,337
                                                 -----------
TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL
  (Cost $8,321,126)                              $ 8,321,126
                                                 -----------
TOTAL INVESTMENTS
  (Cost $98,758,517) (a) -- (107.6%)..........   100,613,403
Liabilities in excess of other
  assets -- (-7.6%)...........................    (7,103,462)
                                                 -----------
TOTAL NET ASSETS -- (100.0%)..................   $93,509,941
                                                 ===========

---------------

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation.......................  $1,859,892
      Unrealized depreciation.......................      (5,006)
                                                      ----------
      Net unrealized appreciation...................  $1,854,886
                                                      ==========

(b) All or a portion of this security has been loaned at December 31, 1998.

*   Variable rate security. Rate represents rate in effect at December 31, 1998.

MTN -- Medium Term Note

                       See notes to financial statements

ISG FUNDS
LIMITED TERM INCOME FUND

 STATEMENT OF ASSETS AND LIABILITIES

                                                               DECEMBER 31, 1998

ASSETS:
Investments, at value (cost
  $97,429,180)....................               $99,284,066
Repurchase agreements, at cost....                 1,329,337
                                                 -----------
  Total Investments...............               100,613,403
Interest and dividends
  receivable......................                 1,558,713
Receivable for capital shares
  issued..........................                   119,892
Deferred organization costs.......                     3,071
Prepaid expenses and other
  assets..........................                    22,900
                                                 -----------
  TOTAL ASSETS....................               102,317,979
LIABILITIES:
Payable for return of collateral
  held for securities on loan.....  $8,321,126
Distributions payable.............     410,703
Payable for capital shares
  redeemed........................         136
Accrued expenses and other
  payables:
  Advisory fees...................      39,611
  Administration fees.............       1,532
  Shareholder servicing fees --
    Class B Shares................          16
  Distribution fees -- Class A
    Shares........................         201
  Distribution fees -- Class B
    Shares........................          49
  Other...........................      34,664
                                    ----------
  TOTAL LIABILITIES...............                 8,808,038
                                                 -----------
NET ASSETS:
Capital...........................                91,734,104
Undistributed (distributions in
  excess of) net investment
  income..........................                   (79,049)
Net unrealized appreciation
  (depreciation) from
  investments.....................                 1,854,886
                                                 -----------
NET ASSETS........................               $93,509,941
                                                 ===========
Class A Shares
  Net Assets......................               $ 7,483,841
  Shares outstanding..............                   744,608
  Redemption price per share......               $     10.05
                                                 ===========
Class A Shares -- Maximum Sales
  Charge..........................                     3.00%
                                                 -----------
  Maximum Offering Price Per Share
    (100%/(100% -- Maximum Sales
    Charge) of net asset value
    adjusted to the nearest
    cent).........................               $     10.36
                                                 ===========
Class B Shares
  Net Assets......................               $   600,721
  Shares outstanding..............                    59,859
  Offering price per share*.......               $     10.04
                                                 ===========
Institutional Shares
  Net Assets......................               $85,425,379
  Shares outstanding..............                 8,499,868
  Offering and redemption price
    per share.....................               $     10.05
                                                 ===========

---------------

* Redemption price per share varies by length of time shares are held.

STATEMENT OF OPERATIONS

                                            FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:
Interest income......................            $5,698,885
Dividend income......................               167,747
Income from securities lending.......                 5,038
                                                 ----------
  TOTAL INVESTMENT INCOME............             5,871,670
EXPENSES:
Investment advisory fees.............  $461,085
Administration fees..................   138,326
Shareholder servicing fees -- Class B
  Shares.............................       871
Distribution fees -- Class A
  Shares.............................    16,575
Distribution fees -- Class B
  Shares.............................     2,615
Accounting fees......................    76,426
Transfer agent fees..................    71,485
Directors' fees......................     6,486
Other fees...........................   118,107
                                       --------
  Total expenses before voluntary fee
    reductions.......................               891,976
  Expenses voluntarily reduced.......                (4,977)
                                                 ----------
  Net Expenses.......................               886,999
                                                 ----------
NET INVESTMENT INCOME................             4,984,671
                                                 ----------
REALIZED/UNREALIZED GAINS (LOSSES)
  FROM INVESTMENTS:
Net realized gains (losses) from
  investment transactions............               394,336
Net change in unrealized appreciation
  (depreciation) from investment
  transactions.......................               697,321
                                                 ----------
Net realized/unrealized gains
  (losses) from investments..........             1,091,657
                                                 ----------
Change in net assets resulting from
  operations.........................            $6,076,328
                                                 ==========

                       See notes to financial statements

ISG FUNDS
LIMITED TERM INCOME FUND

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEAR ENDED        YEAR ENDED
                                                               DECEMBER 31,      DECEMBER 31,
                                                                   1998              1997
                                                              --------------    --------------
FROM INVESTMENT ACTIVITIES:
Operations:
  Net investment income.....................................  $    4,984,671    $    5,905,203
  Net realized gains (losses) from investment
    transactions............................................         394,336            87,039
  Net change in unrealized appreciation (depreciation) from
    investments.............................................         697,321           185,389
                                                              --------------    --------------
Change in net assets resulting from operations..............       6,076,328         6,177,631
                                                              --------------    --------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income................................        (343,556)       (4,572,712)
  In excess of net investment income........................            (100)               --
  From net realized gain on investment transactions.........         (33,464)           (3,598)
  In excess of net realized gain on investment
    transactions............................................          (6,420)               --
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
  From net investment income................................         (15,167)(b)             --
  In excess of net investment income........................              (5)(b)             --
  From net realized gain on investment transactions.........          (2,607)(b)             --
  In excess of net realized gain on investment
    transactions............................................            (500)(b)             --
DISTRIBUTIONS TO INSTITUTIONAL SHAREHOLDERS:
  From net investment income................................      (4,626,791)       (1,330,194)(a)
  In excess of net investment income........................          (1,350)               --
  From net realized gain on investment transactions.........        (368,402)          (49,934)(a)
  In excess of net realized gain on investment
    transactions............................................         (70,674)               --
                                                              --------------    --------------
Change in net assets from shareholder distributions.........      (5,469,036)       (5,956,438)
                                                              --------------    --------------
Change in net assets from capital transactions..............       2,123,138        (7,638,726)
                                                              --------------    --------------
Change in net assets........................................       2,730,430        (7,417,533)
                                                              --------------    --------------
NET ASSETS:
  Beginning of period.......................................      90,779,511        98,197,044
                                                              --------------    --------------
  End of period.............................................  $   93,509,941    $   90,779,511
                                                              ==============    ==============

---------------

(a) For the period from October 3, 1997 (commencement of operations) through December 31, 1997.

(b) For the period from February 4, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

ISG FUNDS
LIMITED TERM INCOME FUND

 FINANCIAL HIGHLIGHTS, CLASS A SHARES

                                                       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                          1998           1997           1996           1995         1994(a)
                                                      ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period                     $ 9.99         $ 9.96        $ 10.13        $   9.66       $ 10.00
                                                         ------         ------        -------        --------       -------
Investment Activities
  Net investment income.............................       0.52           0.59           0.58            0.59          0.38
  Net realized and unrealized gains (losses) from
    investments.....................................       0.11           0.04          (0.16)           0.47         (0.34)
                                                         ------         ------        -------        --------       -------
  Total from Investment Activities..................       0.63           0.63           0.42            1.06          0.04
                                                         ------         ------        -------        --------       -------
Distributions
  Net investment income.............................      (0.52)         (0.59)         (0.58)          (0.59)        (0.38)
  Net realized gains................................      (0.04)         (0.01)         (0.01)             --            --
  In excess of net realized gains...................      (0.01)            --             --              --            --
                                                         ------         ------        -------        --------       -------
  Total Distributions...............................      (0.57)         (0.60)         (0.59)          (0.59)        (0.38)
                                                         ------         ------        -------        --------       -------
Net change in asset value...........................       0.06           0.03          (0.17)           0.47         (0.34)
                                                         ------         ------        -------        --------       -------
Net Asset Value, End of Period......................     $10.05         $ 9.99        $  9.96        $  10.13       $  9.66
                                                         ======         ======        =======        ========       =======
TOTAL RETURN (EXCLUDES SALES CHARGE)................       6.48%          6.47%          4.28%          11.20%         0.42%(b)

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...................     $7,484         $5,894        $98,197        $103,382       $93,189
Ratio of expenses to average net assets.............       1.19%          0.83%          0.83%           0.87%         0.83%(c)
Ratio of net investment income to average net
  assets............................................       5.17%          5.92%          5.84%           5.89%         5.27%(c)
Ratio of expenses to average net assets*............       1.20%          1.09%          1.08%           1.12%         1.28%(c)
Portfolio turnover**................................         41%            45%            51%             28%            6%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from March 28, 1994 (commencement of operations) through December 31, 1994.
(b) Not annualized.
(c) Annualized.

 FINANCIAL HIGHLIGHTS, CLASS B SHARES

                                                              PERIOD ENDED
                                                              DECEMBER 31,
                                                                1998 (a)
                                                              ------------
Net Asset Value, Beginning of Period                             $10.03
                                                                 ------
Investment Activities
  Net investment income.....................................       0.41
  Net realized and unrealized gains (losses) from
    investments.............................................       0.06
                                                                 ------
  Total from Investment Activities..........................       0.47
                                                                 ------
Distributions
  Net investment income.....................................      (0.41)
  Net realized gains........................................      (0.04)
  In excess of net realized gains...........................      (0.01)
                                                                 ------
  Total Distributions.......................................      (0.46)
                                                                 ------
Net change in net asset value...............................       0.01
                                                                 ------
Net Asset Value, End of Period..............................     $10.04
                                                                 ======
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................       4.76%(b)

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...........................     $  601
Ratio of expenses to average net assets.....................       1.94%(c)
Ratio of net investment income to average net assets........       4.33%(c)
Portfolio turnover*.........................................         41%

 * Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from February 4, 1998 (commencement of operations) through December 31, 1998.
(b) Not annualized.

 (c) Annualized.

                       See notes to financial statements

ISG FUNDS
LIMITED TERM INCOME FUND

 FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                                YEAR ENDED       PERIOD ENDED
                                                               DECEMBER 31,      DECEMBER 31,
                                                                   1998            1997(a)
                                                              --------------    --------------
Net Asset Value, Beginning of Period........................  $         9.98    $        10.00
                                                              --------------    --------------
Investment Activities
  Net investment income.....................................            0.54              0.15
  Net realized and unrealized gains (losses) from
    investments.............................................            0.13             (0.01)
                                                              --------------    --------------
  Total from Investment Activities..........................            0.67              0.14
                                                              --------------    --------------
Distributions
  Net investment income.....................................           (0.55)            (0.15)
  Net realized gains........................................           (0.04)            (0.01)
  In excess of net realized gains...........................           (0.01)               --
                                                              --------------    --------------
  Total Distributions.......................................           (0.60)            (0.16)
                                                              --------------    --------------
Net change in asset value...................................            0.07             (0.02)
                                                              --------------    --------------
Net Asset Value, End of Period..............................  $        10.05    $         9.98
                                                              ==============    ==============
TOTAL RETURN................................................            6.86%             1.36%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...........................  $       85,425    $       84,886
Ratio of expenses to average net assets.....................            0.94%             0.56%(c)
Ratio of net investment income to average net assets........            5.43%             6.08%(c)
Ratio of expenses to average net assets*....................            0.95%             0.87%(c)
Portfolio turnover**........................................              41%               45%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from October 3, 1997 (commencement of operations) through December 31, 1997.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


                        DONALD F. TURK, CFA
                        Portfolio Manager
[Donalf F. Turk Photo]  ISG Income Fund

---------------------------------------------------------------
---------------------------------------------------------------
 INVESTMENT GOAL
 The Fund seeks to provide investors with current income without assuming undue risk. It invests primarily in investment-grade, U.S.
 dollar-denominated, fixed-income securities of domestic and foreign issuers with average maturities of 8 to 13 years. This Fund is suitable for investors seeking regular monthly income without undue risk to principal.
---------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?

A. Despite some volatility in the market throughout the year, the Fund delivered historically solid returns. For the 12 months ended December 31, 1998, the Fund produced a total return of 8.28% (Class A shares at NAV).(1) In comparison, the Merrill Lynch Corporate/Government Master Index, produced a total return of 9.53%.

It is also important to recognize income yield to shareholders. As of December 31, 1998, the Fund's 30-day SEC yield was 4.11% (Class A shares at NAV), compared to 5.89% at the end of 1997. The yield percentages are annualized. We achieved our objectives while maintaining an average credit quality of A+ (rated by Standard & Poor's). As of December 31, 1998, the Fund's average maturity was
11.8 years.

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. The two most important factors were our maturity structure and the international crises that afflicted Russia, Asia and South America.

With the Fund having a maturity structure longer than our benchmark, the Merrill Lynch Corporate/Government Master Index, it was reasonable to expect that the year's overall decline in interest rates would be more productive to our total return. But markets do not always behave as investors believe they will. When troubles abroad threatened the safety of foreign bonds, the result was a stampeding "flight to quality", with U.S. Treasury bonds almost exclusively being the securities of choice. Consequently, there was a broad sell-off of all other types of bonds, including U.S. government agency securities. Because we held more corporates and government agency bonds, and fewer Treasuries, than our benchmark (which held 68% Treasuries), we underperformed the benchmark.

Fortunately, we believe a reversal of this unusual situation should occur, which would boost the Fund's performance relative to Treasuries and our benchmark.

Q. WITH ALL THIS MOVEMENT IN THE MARKET, WHAT STRATEGIES DID YOU EMPLOY TO HELP INCREASE CURRENT INCOME?

A. First, we sold Treasuries and bought corporate bonds, which yielded considerably more income. One example was Caterpillar Tractor bonds (3.1% of the Fund's net assets), which yielded nearly one percent more than the Treasuries we sold. We also liquidated Freddie Mac notes and bought corporate notes issued by AutoZone (2.5%), which offered an additional .63% more than the Freddie Mac securities.*

Second, we swapped one corporate note for another when the yields between them got out of line. For example, we sold BancOne notes and bought securities issued by Anheuser-Busch (2.9%). This particular trade netted an additional .50% in yield, for what we believe to be no additional credit risk.*

As of December 31, 1998, 87.2% of the Fund's portfolio was invested in corporate bonds, with a total of 10.5% invested in U.S. Treasury, government agency and mortgage pass-through securities, 1.1% in taxable municipal bonds and 1.2% in cash equivalents.*

Q. WHAT IS YOUR OUTLOOK FOR 1999?

A. We are essentially positive on the bond market. Although it is unlikely that we will have another dramatic decline in interest rates, as we did in 1998, we see many factors that are positive for bonds: the continuing secular trend in disinflation, the very low levels of commodity prices, excessive global production capacity, technological efficiencies and demographic trends. All of these circumstances favor low inflation, which is good for fixed-income investors.

This is not to say that there are not some negative factors that pose risks to the bond market. The most prominent of these are shortages in the domestic labor force, which can run up costs and spark inflation; the introduction of the new euro currency in Europe, which could make U.S. debt less desirable; and the possibility of an overheating U.S. economy.

But in general, we feel that bonds should remain stable, with yields on long-term Treasuries remaining in the range of 4.5% to 5.5%. If anything, we believe there is a greater probability that yields could fall to the lower end of this range than that they could rise.

---------------
(1) Including the 3.00% sales load, the Fund's return was 5.00% for the period.

* The Fund's portfolio composition is subject to change.

--------------------------------------------------------------------------------
                                ISG INCOME FUND
                     PERFORMANCE (AS OF DECEMBER 31, 1998)
--------------------------------------------------------------------------------

                      INCOME FUND WITH SALES     INCOME FUND WITHOUT SALES   MERRILL LYNCH CORP./GOV'T
CLASS A SHARES                CHARGE                      CHARGE                   MASTER INDEX
                      ----------------------     -------------------------   -------------------------
'88'                            9700                       10000                       10000
'89'                           10797                       11130                       11413
'90'                           11471                       11826                       12382
'91'                           13243                       13652                       14350
'92'                           14036                       14470                       15453
'93'                           15453                       15930                       17161
'94'                           14896                       15357                       16600
'95'                           17376                       17913                       19752
'96'                           17564                       18107                       20339
'97'                           19087                       19677                       22328
'98'                           20667                       21306                       24456

                                        AVERAGE ANNUAL
                                         TOTAL RETURN
                                  --------------------------
                                  WITHOUT SALES   WITH SALES
                                     CHARGE        CHARGE*
          CLASS A SHARES          -------------   ----------
  1-Year........................      8.28%          5.00%
  5-Year........................      5.99%          5.35%
  10-Year.......................      7.86%          7.53%
  *Reflects the maximum sales charge of 3.00%.

                                                                     MERRILL LYNCH CORP./GOV'T MASTER
CLASS B SHARES                              INCOME FUND                            INDEX
                                            -----------              --------------------------------
'88'                                           10000                               10000
'89'                                           11130                               11413
'90'                                           11826                               12382
'91'                                           13652                               14350
'92'                                           14470                               15453
'93'                                           15930                               17161
'94'                                           15357                               16600
'95'                                           17913                               19752
'96'                                           18107                               20339
'97'                                           19665                               22328
'98'                                           21157                               24456

   The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than 6 years and the CDSC would no longer apply.

                                     AVERAGE ANNUAL
                                      TOTAL RETURN
                               --------------------------
                               WITHOUT CDSC   WITH CDSC**
        CLASS B SHARES         ------------   -----------

  1-Year.....................      7.59%         4.59%
  5-Year.....................      5.84%         5.68%
  10-Year....................      7.78%         7.78%
  **Reflects the applicable contingent deferred sales
    charges (maximum 4.00%).
  THE DATA FOR CLASS B SHARES PRIMARILY PRESENTS THE
  RESULTS OF THE CLASS A SHARES. ACTUAL CLASS B SHARES
  AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH
  RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

                                                                      MERRILL LYNCH CORP./GOV'T MASTER
INSTITUTIONAL SHARES                         INCOME FUND                           INDEX
                                             -----------              --------------------------------
'88'                                            10000                              10000
'89'                                            11130                              11413
'90'                                            11826                              12382
'91'                                            13652                              14350
'92'                                            14470                              15453
'93'                                            15930                              17161
'94'                                            15357                              16600
'95'                                            17913                              19752
'96'                                            18107                              20339
'97'                                            19670                              22328
'98'                                            21352                              24456

                                           AVERAGE ANNUAL
                                            TOTAL RETURN
           INSTITUTIONAL SHARES            --------------

  1-Year.................................       8.55%
  5-Year.................................       6.03%
  10-Year................................       7.88%

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

PERFORMANCE FOR THE CLASS B SHARES, WHICH COMMENCED OPERATIONS ON 2/4/98, IS BASED ON THE HISTORICAL PERFORMANCE OF THE CLASS A SHARES (WITHOUT SALES CHARGE) PRIOR TO THAT DATE. CLASS A SHARES PERFORMANCE DOES NOT REFLECT THE HIGHER 12B-1 FEES OR THE CONTINGENT DEFERRED SALES CHARGE (CDSC). HAD THE CDSC AND HIGHER 12B-1 FEES BEEN INCORPORATED, TOTAL RETURN AND HYPOTHETICAL GROWTH FIGURES WOULD HAVE BEEN LOWER.

The Institutional Share class was initially offered on 10/3/97 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

The ISG Income Fund commenced operations on 4/1/96 through a transfer of assets from certain collective trust fund ("commingled") accounts managed by First American National Bank, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the commingled accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts' performance may have been adversely affected. The performance also reflects reinvestment of dividends and capital gains distributions.

The Fund's performance is compared to the Merrill Lynch Corporate/Government Master Index, which is generally representative of the performance of corporate and U.S. Government bonds. The index is unmanaged and does not reflect expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

PAST PERFORMANCE IS NOT A PREDICTION OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL PURCHASE PRICE.

--------------------------------------------------------------------------------
                                ISG INCOME FUND
                           (AS OF DECEMBER 31, 1998)
--------------------------------------------------------------------------------
                       [Income Sector Profile Pie Chart]
                                SECTOR PROFILE*

               U.S. Government Agencies............5.4%
               U.S. Treasuries.....................5.1%
               Cash Equivalents....................1.2%
               Municipal Bonds.....................1.1%
               Corporate Bonds.....................87.2%


The Income Fund invests primarily in investment-grade, U.S. dollar denominated fixed-income securities of domestic and foreign issuers. The Fund is designed to provide current income without assuming undue risk. The Fund's adviser has latitude in deciding how assets are invested among corporate and government obligations. As a result, the Fund enjoys flexibility to make the most of changing market conditions.

                       [Income Maturity Profile Pie Chart]
                               MATURITY PROFILE*

               0 - 1 Years.........................7.6%
               1 - 5 Years........................40.5%
               6 -10 Years........................19.0%
               11-20 Years.........................4.1%
               Over 20 Years......................28.8%

By design, the Fund attempts to generate current income without undue risk to principal. The chart shows that the Fund is currently focused primarily on bonds with maturities of 1 to 10 years and those with maturities greater than 20 years.

                       [Income Quality Profile Pie Chart]
                                QUALITY PROFILE*

               AAA.................................20.8%
               AA..................................12.2%
               A...................................59.0%
               BBB................................. 8.0%

The Fund's research team and the Fund Manager continuously monitor debt instruments and issuer quality to identify fixed-income securities for the Fund.

* The Fund's portfolio composition is subject to change.

ISG FUNDS                                      SCHEDULE OF PORTFOLIO INVESTMENTS
INCOME FUND                                                    DECEMBER 31, 1998

 CORPORATE BONDS (85.9%)
                                     SHARES OR        MARKET
SECURITY                             PRINCIPAL         VALUE
DESCRIPTION                             AMOUNT      (NOTE 4)
----------------------------------  ----------   -----------
BANKING (9.4%)
ABN AMRO Bank, 6.63%, 10/31/01....  $1,550,000   $ 1,598,438
Bank One, Texas, 6.25%, 2/15/08...   1,000,000     1,048,750
First Union Corp., 6.18%,
  2/15/36.........................   1,700,000     1,757,375
NationsBank Corp., 7.75%,
  8/15/15.........................     925,000     1,066,063
Wachovia Corp., 6.61%, 10/1/25....   2,100,000     2,254,874
                                                 -----------
                                                   7,725,500
                                                 -----------
BEVERAGES (2.9%)
Anheuser-Busch Cos., 7.13%,
  7/1/17..........................   2,250,000     2,365,313
                                                 -----------
FINANCIAL SERVICES (14.1%)
Associates Corp. N.A., 7.32%,
  1/13/03, MTN....................     800,000       852,000
Countrywide Home Loan, 6.84%,
  10/22/04, MTN...................   2,400,000     2,469,000
Ford Motor Credit Corp., 7.35%,
  11/7/11, MTN....................   2,000,000     2,115,000
General Electric Capital Corp.,
  7.50%, 8/21/35..................   1,500,000     1,785,000
General Motors Acceptance Corp.,
  7.25%, 5/5/99, MTN..............   1,000,000     1,006,350
Salomon Smith Barney Holdings,
  6.13%, 1/15/03..................   2,000,000     2,027,500
USLIFE Corp., 6.38%, 6/15/00......   1,250,000     1,262,500
                                                 -----------
                                                  11,517,350
                                                 -----------
INDUSTRIAL GOODS & SERVICES
  (20.9%)
Albertson's, Inc., 6.52%, 4/10/28,
  MTN.............................   2,500,000     2,415,625
Caterpillar, Inc., 6.63%,
  7/15/28.........................   2,500,000     2,553,124
General Mills, 7.50%, 5/1/09,
  MTN.............................     250,000       251,250
H.J. Heinz Co., 6.38%, 7/15/28....   2,000,000     2,080,000
Harris Corp., 10.38%, 12/1/18.....   1,050,000     1,107,750
IBM Corp., 6.25%, 2/24/00.........   1,000,000     1,008,600
IBM Corp., 6.50%, 1/15/28.........   2,000,000     2,107,500
Lockheed Martin Corp., 6.55%,
  5/15/99.........................   1,300,000     1,304,875
Reliance Electric Co., 6.80%,
  4/15/03.........................   1,500,000     1,590,000
Weyerhaeuser Co., 7.13%,
  7/15/23.........................   2,250,000     2,292,188
Xerox Corp., 7.50%, 4/16/12,
  MTN.............................     500,000       502,500
                                                 -----------
                                                  17,213,412
                                                 -----------
INSURANCE -- PROPERTY & CASUALTY
  (2.5%)
Travelers/Aetna Property &
  Casualty, 6.75%, 4/15/01........   2,000,000     2,060,000
                                                 -----------
RETAIL -- STORES (7.6%)
AutoZone, Inc., 6.50%, 7/15/08....  $2,000,000   $ 2,050,000
Dayton Hudson Co., 6.80%,
  10/1/01.........................   1,500,000     1,552,500
J.C. Penney & Co., 6.50%, 6/15/02,
  MTN.............................   1,500,000     1,554,375
May Department Stores Co., 7.15%,
  8/15/04.........................   1,000,000     1,077,500
                                                 -----------
                                                   6,234,375
                                                 -----------
TELECOMMUNICATIONS (6.7%)
BellSouth Corp., 8.25%, 7/1/32....     475,000       535,563
BellSouth Corp., 6.75%,
  10/15/33........................   2,000,000     2,072,499
GTE Corp., 7.90%, 2/1/27, Callable
  2/1/07 @ 103.95.................   1,450,000     1,613,125
WorldCom Inc., 6.13%, 8/15/01.....   1,250,000     1,270,313
                                                 -----------
                                                   5,491,500
                                                 -----------
UTILITIES -- ELECTRIC (15.1%)
Florida Power Corp., 6.54%,
  7/1/02, MTN.....................   1,500,000     1,563,750
Houston Light & Power Corp.,
  6.10%, 3/1/00, MTN..............   1,725,000     1,742,250
National Rural Utilities Corp.,
  Series C, 6.49%, 7/10/02, MTN...   1,600,000     1,672,000
Public Service Electric & Gas,
  6.25%, 1/1/07...................   2,400,000     2,487,000
Puget Sound Power & Light, 6.61%,
  2/9/00, MTN.....................   1,500,000     1,522,500
SCANA Corp., Series B, 6.25%,
  7/8/03, MTN.....................   1,500,000     1,546,875
Virginia Electric & Power, 6.63%,
  4/1/03..........................   1,750,000     1,846,250
                                                 -----------
                                                  12,380,625
                                                 -----------
UTILITIES -- GAS (4.7%)
Consolidated Natural Gas, 6.80%,
  12/15/27........................   1,600,000     1,666,000
Smith Enron, 5.97%, 12/15/06......   2,157,700     2,214,340
                                                 -----------
                                                   3,880,340
                                                 -----------
UTILITIES -- GAS & ELECTRIC (2.0%)
Washington Gas Light, Series D,
  6.85%, 3/9/28, MTN..............   1,500,000     1,603,125
                                                 -----------
TOTAL CORPORATE BONDS (Cost
  $68,016,950)....................                70,471,540
                                                 -----------
 MUNICIPAL BONDS (1.1%)
GEORGIA (1.1%)
Atlanta Downtown Development Lease
  Revenue Bond, 6.88%, 2/1/21.....     800,000       880,000
                                                 -----------
TOTAL MUNICIPAL BONDS (Cost
  $761,452).......................                   880,000
                                                 -----------

                                   Continued

ISG FUNDS                                      SCHEDULE OF PORTFOLIO INVESTMENTS
INCOME FUND                                                    DECEMBER 31, 1998

 U.S. GOVERNMENT AGENCIES (5.3%)
                                     SHARES OR        MARKET
SECURITY                             PRINCIPAL         VALUE
DESCRIPTION                             AMOUNT      (NOTE 4)
----------------------------------  ----------   -----------
FANNIE MAE (1.2%)
6.35%, 11/23/01...................  $1,000,000   $ 1,011,400
                                                 -----------
GOVERNMENT NATIONAL MORTGAGE
  ASSOC. (4.1%)
8.00%, 5/15/10, Pool # 407413.....     417,627       432,632
6.50%, 8/15/11, Pool # 780479.....     851,529       868,287
7.50%, 8/15/11, Pool # 423914.....     792,846       820,342
7.00%, 9/15/11, Pool # 423923.....   1,235,221     1,270,734
                                                 -----------
                                                   3,391,995
                                                 -----------
TOTAL U.S. GOVERNMENT AGENCIES
  (Cost $4,405,396)...............                 4,403,395
                                                 -----------
 U.S. TREASURY BONDS (5.1%)
8.13%, 8/15/21....................   1,000,000     1,354,910
6.13%, 11/15/27...................   2,500,000     2,794,950
                                                 -----------
TOTAL U.S. TREASURY BONDS (Cost
  $3,937,686).....................                 4,149,860
                                                 -----------
INVESTMENT COMPANIES (1.2%)
AIM Liquid Assets Money Market
  Fund............................      10,759   $    10,759
AIM Prime Money Market Fund.......     937,290       937,290
                                                 -----------
TOTAL INVESTMENT COMPANIES (Cost
  $948,049).......................                   948,049
                                                 -----------
TOTAL INVESTMENTS (Cost
  $78,069,533) (a) -- (98.6%).....                80,852,844
Other assets in excess of
  liabilities -- (1.4%)...........                 1,117,628
                                                 -----------
TOTAL NET ASSETS -- (100.0%)......               $81,970,472
                                                 ===========

---------------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.................  $3,007,033
Unrealized depreciation.................    (223,722)
                                          ----------
Net unrealized appreciation.............  $2,783,311
                                          ==========

MTN -- Medium Term Note

                       See notes to financial statements

ISG FUNDS
INCOME FUND

 STATEMENT OF ASSETS AND LIABILITIES

                                                               DECEMBER 31, 1998

ASSETS:
Investments, at value (cost
  $78,069,533)...................               $ 80,852,844
Interest and dividends
  receivable.....................                  1,528,478
Prepaid expenses and other
  assets.........................                     21,713
                                                ------------
  TOTAL ASSETS...................                 82,403,035
LIABILITIES:
Distributions payable............  $  359,023
Payable for capital shares
  redeemed.......................       4,733
Accrued expenses and other
  payables:
  Advisory fees..................      34,637
  Administration fees............       1,336
  Shareholder servicing
    fees -- Class B Shares.......          34
  Distribution fees -- Class A
    Shares.......................          72
  Distribution fees -- Class B
    Shares.......................         102
  Other..........................      32,626
                                   ----------
  TOTAL LIABILITIES..............                    432,563
                                                ------------
NET ASSETS:
Capital..........................                 79,275,776
Undistributed (distributions in
  excess of) net investment
  income.........................                    (88,595)
Undistributed (distributions in
  excess of) net realized
  gains..........................                        (20)
Net unrealized appreciation
  (depreciation) from
  investments....................                  2,783,311
                                                ------------
NET ASSETS.......................               $ 81,970,472
                                                ============
Class A Shares
  Net Assets.....................               $  2,624,457
  Shares outstanding.............                    252,563
  Redemption price per share.....               $      10.39
                                                ============
Class A Shares -- Maximum Sales
  Charge.........................                       3.00%
                                                ------------
  Maximum Offering Price Per
    Share (100%/(100% -- Maximum
    Sales Charge) of net asset
    value adjusted to the nearest
    cent)........................               $      10.71
                                                ============
Class B Shares
  Net Assets.....................               $  1,241,393
  Shares outstanding.............                    119,544
  Offering price per share*......               $      10.38
                                                ============
Institutional Shares
  Net Assets.....................               $ 78,104,622
  Shares outstanding.............                  7,519,843
  Offering and redemption price
    per share....................               $      10.39
                                                ============

---------------

* Redemption price per share varies by length of time shares are held. STATEMENT OF OPERATIONS

                                            FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:
Interest income......................             $4,945,494
Dividend income......................                 87,245
Income from securities lending.......                  7,632
                                                  ----------
  TOTAL INVESTMENT INCOME............              5,040,371
EXPENSES:
Investment advisory fees.............  $394,548
Administration fees..................   118,365
Shareholder servicing fees -- Class B
  Shares.............................     1,695
Distribution fees -- Class A
  Shares.............................     3,242
Distribution fees -- Class B
  Shares.............................     5,085
Accounting fees......................    76,240
Transfer agent fees..................    70,898
Directors' fees......................     5,375
Other fees...........................   108,108
                                       --------
  Total expenses before voluntary fee
    reductions.......................                783,556
  Expenses voluntarily reduced.......                 (3,965)
                                                  ----------
  Net Expenses.......................                779,591
                                                  ----------
NET INVESTMENT INCOME................              4,260,780
                                                  ----------
REALIZED/UNREALIZED GAINS (LOSSES)
  FROM INVESTMENTS:
Net realized gains (losses) from
  investment transactions............              1,166,328
Net change in unrealized appreciation
  (depreciation) from investment
  transactions.......................              1,069,978
                                                  ----------
Net realized/unrealized gains
  (losses) from investments..........              2,236,306
                                                  ----------
Change in net assets resulting from
  operations.........................             $6,497,086
                                                  ==========

                       See notes to financial statements

ISG FUNDS
INCOME FUND

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  1998            1997
                                                              ------------    ------------
FROM INVESTMENT ACTIVITIES:
Operations:
  Net investment income.....................................  $ 4,260,780     $ 3,857,165
  Net realized gains (losses) from investment
    transactions............................................    1,166,328          14,563
  Net change in unrealized appreciation (depreciation) from
    investments.............................................    1,069,978       1,897,381
                                                              -----------     -----------
Change in net assets resulting from operations..............    6,497,086       5,769,109
                                                              -----------     -----------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income................................      (66,097)     (2,755,744)
  From net realized gains on investment transactions........      (37,753)             --
  In excess of net realized gains...........................         (571)             --

DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
  From net investment income................................      (29,251)(b)          --
  From net realized gains on investment transactions........      (17,873)(b)          --
  In excess of net realized gains...........................         (271)(b)          --

DISTRIBUTIONS TO INSTITUTIONAL SHAREHOLDERS:
  From net investment income................................   (4,165,432)     (1,101,421)(a)
  From net realized gains on investment transactions........   (1,110,702)             --
  In excess of net realized gains...........................      (16,809)             --
                                                              -----------     -----------
Change in net assets from shareholder distributions.........   (5,444,759)     (3,857,165)
                                                              -----------     -----------
Change in net assets from capital transactions..............    8,832,471      31,358,470
                                                              -----------     -----------
Change in net assets........................................    9,884,798      33,270,414
                                                              -----------     -----------

NET ASSETS:
  Beginning of period.......................................   72,085,674      38,815,260
                                                              -----------     -----------
  End of period.............................................  $81,970,472     $72,085,674
                                                              ===========     ===========

---------------
(a) For the period from October 3, 1997 (commencement of operations) through December 31, 1997.
(b) For the period from February 4, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

ISG FUNDS
INCOME FUND

 FINANCIAL HIGHLIGHTS, CLASS A SHARES

                                                               YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                                              DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                                                  1998           1997          1996(a)
                                                              ------------   -------------   ------------
Net Asset Value, Beginning of Period........................    $ 10.25         $ 10.00        $ 10.00
                                                                -------         -------        -------
Investment Activities
  Net investment income.....................................       0.54            0.58           0.40
  Net realized and unrealized gains (losses) from
    investments.............................................       0.29            0.26             --
                                                                -------         -------        -------
  Total from Investment Activities..........................       0.83            0.84           0.40
                                                                -------         -------        -------
Distributions
  Net investment income.....................................     (0.54)          (0.59)          (0.40)
  Net realized gains........................................     (0.14)              --             --
  In excess of net realized gains...........................     (0.01)              --             --
                                                                -------         -------        -------
  Total Distributions.......................................     (0.69)          (0.59)          (0.40)
                                                                -------         -------        -------
Net change in asset value...................................       0.14            0.25             --
                                                                -------         -------        -------
Net Asset Value, End of Period..............................    $ 10.39         $ 10.25        $ 10.00
                                                                =======         =======        =======
TOTAL RETURN (EXCLUDES SALES CHARGE)........................       8.28%           8.66%          4.12%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...........................    $ 2,624         $    95        $38,815
Ratio of expenses to average net assets.....................       1.24%           0.87%          1.13%(c)
Ratio of net investment income to average net assets........       5.07%           5.74%          5.37%(c)
Ratio of expenses to average net assets*....................       1.24%           1.12%          1.32%(c)
Portfolio turnover**........................................         42%             56%           65%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from April 1, 1996 (commencement of operations) through December 31, 1996.
(b) Not annualized.
(c) Annualized.

 FINANCIAL HIGHLIGHTS, CLASS B SHARES

                                                                    PERIOD ENDED
                                                                    DECEMBER 31,
                                                                      1998(a)
                                                                    ------------
Net Asset Value, Beginning of Period........................           $10.32
                                                                       ------
Investment Activities
  Net investment income.....................................             0.43
  Net realized and unrealized gains (losses) from
    investments.............................................             0.21
                                                                       ------
  Total from Investment Activities..........................             0.64
                                                                       ------
Distributions
  Net investment income.....................................            (0.43)
  Net realized gains........................................            (0.14)
  In excess of net realized gains...........................            (0.01)
                                                                       ------
  Total Distributions.......................................            (0.58)
                                                                       ------
Net change in net asset value...............................             0.06
                                                                       ------
Net Asset Value, End of Period..............................           $10.38
                                                                       ======
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................             6.30%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...........................           $1,241
Ratio of expenses to average net assets.....................             1.98%(c)
Ratio of net investment income to average net assets........             4.29%(c)
Portfolio turnover*.........................................               42%

 * Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from February 4, 1998 (commencement of operations) through December 31, 1998.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

ISG FUNDS
INCOME FUND

 FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                               YEAR ENDED    PERIOD ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  1998         1997(a)
                                                              ------------   ------------
Net Asset Value, Beginning of Period........................    $ 10.25        $ 10.16
                                                                -------        -------
Investment Activities
  Net investment income.....................................       0.56           0.16
  Net realized and unrealized gains (losses) from
    investments.............................................       0.29           0.09
                                                                -------        -------
  Total from Investment Activities..........................       0.85           0.25
                                                                -------        -------
Distributions
  Net investment income.....................................      (0.56)         (0.16)
  Net realized gains........................................      (0.14)            --
  In excess of net realized gains...........................      (0.01)            --
                                                                -------        -------
  Total Distributions.......................................      (0.71)         (0.16)
                                                                -------        -------
Net change in asset value...................................       0.14           0.09
                                                                -------        -------
Net Asset Value, End of Period..............................    $ 10.39        $ 10.25
                                                                =======        =======
TOTAL RETURN................................................       8.55%          2.45%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...........................    $78,105        $71,991
Ratio of expenses to average net assets.....................       0.97%          0.60%(c)
Ratio of net investment income to average net assets........       5.41%          6.28%(c)
Ratio of expenses to average net assets*....................       0.98%          0.92%(c)
Portfolio turnover**........................................         42%            56%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reduction had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from October 3, 1997 (commencement of operations) through December 31, 1997.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


                        ROBERT A. RINNER
                        Portfolio Manager
[Rinner Photo]          ISG Equity Income Fund

---------------------------------------------------------------
---------------------------------------------------------------
 INVESTMENT GOAL
 The Fund seeks to provide investors with current income and capital appreciation. The Fund invests primarily in dividend-paying equity securities of domestic issuers that are expected to provide reasonable income and may have capital appreciation potential.
---------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?

A. For the 12 months ended December 31, 1998, the Fund's total return was 19.46% (Class A shares at NAV).(1) In comparison, the Lipper Equity Income Fund Index(2) rose 11.78%, and the Standard & Poor's 500 Stock Index rose 28.74% for the period.

We were very satisfied with the Fund's total return. We not only outperformed the Lipper Equity Income Fund Index by nearly 8%, but did so while providing shareholders with healthy yields. Strong capital appreciation helped shareholders, while higher-than-average current income smoothed out some of the market's volatility.

Q. WHAT FACTORS LED TO THESE STRONG RETURNS?

A. The three primary sectors for an equity income fund such as ours are energy, financial services and utilities. In 1998, none of these sectors did particularly well; energy stocks were especially lethargic. Because we were not able to depend on our traditional areas, we relied on successful stock picking within other sectors.

We had some very good stock picks such as: Wal-Mart Stores (1.2% of the Fund's net assets), which we owned the entire year, and which was up 106% in 1998. Other big winners included General Electric (2.0%), Pitney Bowes (1.9%), United Technologies (1.8%), McGraw-Hill (0.1%) and Fannie Mae (3.1%). Some of our pharmaceutical stocks did very well, such as Schering-Plough (2.3%), Glaxo Wellcome PLC (2.7%) and Abbott Labs (1.7%). Xerox (1.2%), IBM (0.6%) and Automatic Data Processing (2.4%) were among our leading technology holdings. A lot of these winners were among our top 10 holdings throughout the year, and they really drove the Fund's performance.*

Q. WITH THE FUND'S STRONG TOTAL RETURN, WERE YOU ABLE TO PROVIDE SHAREHOLDERS WITH AN ABOVE-AVERAGE YIELD?

A. Yes. As of December 31, 1998, the Fund's yield was 2.3%, versus 1.3% for the S&P 500. This relatively high yield cushioned the Fund against some of the volatility we saw during the year, particularly during the market correction in August and September. During that time, the Fund went down less than the general market. Our yield was boosted by our significant holdings in the utility sector and in real estate investment trusts (REITs). Overall, REITs were poor performers in 1998, but they did provide steady income, which was especially comforting when the market turned down. We feel very positive about REITs going forward. We believe REITs offer the potential for good total returns during the next year--an attractive combination of capital appreciation and generous income. Many REITs are available with yields in the 7% range, supported by the requirement that REITs must pay out 95% of their earnings each year to their shareholders.

Q. WHAT IS YOUR STRATEGY FOR 1999?

A. We expect to see more volatility and uncertainty in the markets. A number of factors -- such as fallout from President Clinton's impeachment trial, economic weakness in South America and Asia, and continued concerns about growth in the U.S. economy -- could strike the financial markets.

With all of these potential perils, we will attempt to focus on companies that have reasonably predictable earnings -- not just for the next year, but looking out for five years or more. We believe we can make a reasonable assumption about the predictability of earnings for such companies as Fannie Mae (3.1%), Dayton Hudson (3.1%), PepsiCo (2.6%) and Campbell's Soup (2.1%). Even if the political and economic situations remain unsettled, people will still buy houses, drink soda pop and eat snack food.*

---------------
(1) Including the 4.75% sales load, the Fund's return was 13.76% for the period.

(2) The Lipper Equity Income Fund Index is comprised of managed funds that are generally representative of funds that invest more than 60% of their assets in equities.

* The Fund's portfolio composition is subject to change.

--------------------------------------------------------------------------------
                             ISG EQUITY INCOME FUND
                     PERFORMANCE (AS OF DECEMBER 31, 1998)
--------------------------------------------------------------------------------

                   EQUITY INCOME FUND WITH       EQUITY INCOME FUND
CLASS A SHARES          SALES CHARGE            WITHOUT SALES CHARGE       S&P 500 STOCK INDEX
                   -----------------------      --------------------       -------------------
'88'                         9525                       10000                       10000
'89'                        12301                       12914                       13149
'90'                        12276                       12888                       12732
'91'                        15001                       15749                       16621
'92'                        15408                       16177                       17896
'93'                        16936                       17781                       19684
'94'                        15867                       16658                       19942
'95'                        20807                       21845                       27406
'96'                        23863                       25054                       33729
'97'                        31633                       33210                       44982
'98'                        37789                       39673                       57839

                                        AVERAGE ANNUAL
                                         TOTAL RETURN
                                  --------------------------
                                  WITHOUT SALES   WITH SALES
                                     CHARGE        CHARGE*
          CLASS A SHARES          -------------   ----------
  1-Year........................      19.46%        13.76%
  5-Year........................      17.41%        16.28%
  10-Year.......................      14.78%        14.21%
  *Reflects the maximum sales charge of 4.75%.

CLASS B SHARES                         EQUITY INCOME FUND                S&P 500 STOCK INDEX
                                       ------------------                -------------------
'88'                                         10000                              10000
'89'                                         12914                              13149
'90'                                         12888                              12732
'91'                                         15749                              16621
'92'                                         16177                              17896
'93'                                         17781                              19684
'94'                                         16658                              19942
'95'                                         21845                              27406
'96'                                         25054                              33729
'97'                                         33213                              44982
'98'                                         39448                              57839

   The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than 6 years and the CDSC would no longer apply.

                                     AVERAGE ANNUAL
                                      TOTAL RETURN
                               --------------------------
                               WITHOUT CDSC   WITH CDSC**
        CLASS B SHARES         ------------   -----------

  1-Year.....................     18.77%         15.87%
  5-Year.....................     17.28%         17.17%
  10-Year....................     14.71%         14.71%
  **Reflects the applicable contingent deferred sales
    charge (maximum 4.00%).

THE DATA FOR CLASS B SHARES PRIMARILY PRESENTS THE RESULTS OF THE CLASS A SHARES. ACTUAL CLASS B SHARES AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.


INSTITUTIONAL SHARES                   EQUITY INCOME FUND                S&P 500 STOCK INDEX
--------------------                   ------------------                -------------------
'88'                                         10000                              10000
'89'                                         12914                              13149
'90'                                         12888                              12732
'91'                                         15749                              16621
'92'                                         16177                              17896
'93'                                         17781                              19684
'94'                                         16658                              19942
'95'                                         21845                              27406
'96'                                         25054                              33729
'97'                                         33213                              44982
'98'                                         39763                              57839

                                           AVERAGE ANNUAL
                                            TOTAL RETURN
           INSTITUTIONAL SHARES            --------------

  1-Year.................................      19.72%
  5-Year.................................      17.46%
  10-Year................................      14.80%

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

PERFORMANCE FOR THE CLASS B SHARES, WHICH COMMENCED OPERATIONS ON 2/3/98, IS BASED ON THE HISTORICAL PERFORMANCE OF THE CLASS A SHARES (WITHOUT SALES CHARGE) PRIOR TO THAT DATE. CLASS A SHARES PERFORMANCE DOES NOT REFLECT THE HIGHER 12B-1 FEES OR THE CONTINGENT DEFERRED SALES CHARGE (CDSC). HAD THE CDSC AND HIGHER 12B-1 FEES BEEN INCORPORATED, TOTAL RETURN AND HYPOTHETICAL GROWTH FIGURES WOULD HAVE BEEN LOWER.

The Institutional Share class was initially offered on 10/3/97 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

The ISG Equity Income Fund commenced operations on 2/28/97 through a transfer of assets from certain collective trust fund ("commingled") accounts managed by First American National Bank, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the commingled accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts' performance may have been adversely affected. The performance also reflects reinvestment of dividends and capital gains distributions.

The Fund's performance is compared to the Standard & Poor's 500 Stock Index, a broad measure of the stock market as a whole. The index is unmanaged and does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

PAST PERFORMANCE IS NOT A PREDICTION OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL PURCHASE PRICE.

--------------------------------------------------------------------------------
                             ISG EQUITY INCOME FUND
                           (AS OF DECEMBER 31, 1998)
--------------------------------------------------------------------------------
[Equity Income Fund Sector Profile Pie Chart]*

                                                                                      Cash and     Capital
Capital Goods and     Utilities/        Consumer   Consumer   Consumer                  Cash      Goods and    Financial
  Technology       Telecommunications   Cyclicals  Services    Staples  Health Care  Equivalents   Industry    Services   Energy
      6.2%               15.3%             7.7%       2.0%       20.3%      13.1%       1.6%         8.7%        19.8%      5.1%


                            TOP 10 EQUITY HOLDINGS*

                                                                    PERCENT OF
                                                                TOTAL INVESTMENTS**
                                                                -------------------
   1.  Bristol Myers Squibb Co. ..............................         3.3%
   2.  Fannie Mae.............................................         3.1%
   3.  Dayton Hudson Corp. ...................................         3.1%
   4.  First Union Corp.......................................         3.0%
   5.  Glaxo Wellcome PLC-ADR.................................         2.7%
   6.  Duke Energy Corp. .....................................         2.7%
   7.  PepsiCo, Inc...........................................         2.6%
   8.  Sprint Corp. ..........................................         2.5%
   9.  Automatic Data Processing, Inc.........................         2.4%
  10.  Schering-Plough Corp. .................................         2.3%

 * The Fund's portfolio composition is subject to change.

** Total investments excluding short-term securities held as collateral.

ISG FUNDS                                      SCHEDULE OF PORTFOLIO INVESTMENTS
EQUITY INCOME FUND                                             DECEMBER 31, 1998

 COMMON STOCKS (98.8%)
                                    SHARES OR         MARKET
SECURITY                            PRINCIPAL          VALUE
DESCRIPTION                            AMOUNT       (NOTE 4)
----------------------------------  ---------   -----------

AEROSPACE & MILITARY TECHNOLOGY
(1.8%)
United Technologies Corp..........     14,000   $ 1,522,500
                                                -----------

BANKING (7.1%)
BankAmerica Corp..................     13,000       781,625
First Tennessee National Corp.....     28,000     1,065,750
First Union Corp..................     41,000     2,493,313
Wells Fargo & Co..................     40,000     1,597,500
                                                -----------
                                                  5,938,188
                                                -----------

BEVERAGES (4.6%)
Coca-Cola Co. (b).................     24,000     1,605,000
PepsiCo, Inc. (b).................     54,000     2,210,625
                                                -----------
                                                  3,815,625
                                                -----------

BUILDING & CONSTRUCTION (2.1%)
Masco Corp. (b)...................     60,000     1,725,000
                                                -----------

BUSINESS EQUIPMENT & SERVICES (3.2%)
Pitney Bowes, Inc.................     24,000     1,585,500
Xerox Corp. (b)...................      9,000     1,062,000
                                                -----------
                                                  2,647,500
                                                -----------

CONSUMER NON-DURABLES (1.9%)
Philip Morris Cos., Inc...........     30,000     1,605,000
                                                -----------

CONTAINERS & PACKAGING (0.4%)
Sherwin Williams Co...............     10,000       293,750
                                                -----------
COSMETICS & TOILETRIES (2.7%)
Avon Products, Inc................     12,000       531,000
Colgate-Palmolive Co. (b).........     19,000     1,764,625
                                                -----------
                                                  2,295,625
                                                -----------

DATA PROCESSING (2.4%)
Automatic Data Processing, Inc....     25,400     2,036,763
                                                -----------

ELECTRICAL EQUIPMENT (4.4%)
Emerson Electric (b)..............     19,900     1,203,950
General Electric Co. (b)..........     16,000     1,633,000
Honeywell, Inc....................     11,400       858,563
                                                -----------
                                                  3,695,513
                                                -----------
 COMMON STOCKS, CONTINUED
                                    SHARES OR         MARKET
SECURITY                            PRINCIPAL          VALUE
DESCRIPTION                            AMOUNT       (NOTE 4)
----------------------------------  ---------   -----------
FINANCIAL SERVICES (7.6%)
American Express Co...............     16,500   $ 1,687,125
Citigroup, Inc....................     22,500     1,113,750
Fannie Mae........................     35,500     2,626,999
Washington Mutual, Inc............     24,000       916,500
                                                -----------
                                                  6,344,374
                                                -----------

FOOD & RELATED (6.4%)
Bestfoods.........................     36,000     1,917,000
Campbell Soup Co..................     32,000     1,760,000
Heinz (H.J.) Co...................     29,000     1,642,125
                                                -----------
                                                  5,319,125
                                                -----------

HEALTH CARE -- DRUGS (13.0%)
Abbott Laboratories...............     29,000     1,421,000
Bristol Myers Squibb Co...........     21,000     2,810,062
Glaxo Wellcome PLC - ADR..........     33,000     2,293,499
Merck & Co., Inc..................     11,000     1,624,563
Schering-Plough Corp..............     35,000     1,933,750
Warner-Lambert Co.................     12,000       902,250
                                                -----------
                                                 10,985,124
                                                -----------

HOUSEHOLD -- GENERAL PRODUCTS (1.2%)
Procter & Gamble Co...............     11,000     1,004,438
                                                -----------

INDUSTRIAL GOODS & SERVICES (2.5%)
Hewlett-Packard Co................     22,000     1,502,875
IBM Corp..........................      3,000       554,250
                                                -----------
                                                  2,057,125
                                                -----------

INSURANCE (1.9%)
Allstate Corp.....................     41,000     1,583,625
                                                -----------

MANUFACTURING (1.4%)
Fortune Brands, Inc. (b)..........     37,000     1,170,125
                                                -----------

MATERIALS (0.5%)
Textron, Inc......................      6,000       455,625
                                                -----------

OIL & GAS (6.3%)
Atlantic Richfield Co.............     18,000     1,174,500
Chevron Corp......................      1,000        82,938
Enron Corp........................     18,000     1,027,125
Exxon Corp........................     18,000     1,316,250
Mobil Corp........................      1,000        87,125
Texaco, Inc. (b)..................     30,000     1,586,250
                                                -----------
                                                  5,274,188
                                                -----------

PETROLEUM -- SERVICES (0.0%)
Halliburton Co....................      1,000        29,625
                                                -----------

                                   Continued

ISG FUNDS                                      SCHEDULE OF PORTFOLIO INVESTMENTS
EQUITY INCOME FUND                                             DECEMBER 31, 1998

 COMMON STOCKS, CONTINUED
                                    SHARES OR         MARKET
SECURITY                            PRINCIPAL          VALUE
DESCRIPTION                            AMOUNT       (NOTE 4)
----------------------------------  ---------   -----------
PUBLISHING (2.0%)
Gannett Co., Inc. (b).............     25,000   $ 1,612,500
McGraw-Hill, Inc..................      1,000       101,875
                                                -----------
                                                  1,714,375
                                                -----------

REAL ESTATE INVESTMENT TRUST (3.3%)
Equity Residential Property.......     30,000     1,213,125
Post Properties...................     17,000       653,438
Simon Debartolo Group, Inc........     30,000       855,000
                                                -----------
                                                  2,721,563
                                                -----------
RETAIL (5.8%)
Dayton Hudson Corp. (b)...........     48,000     2,604,000
Dollar General Stores.............     35,000     1,246,875
Wal-Mart Stores, Inc. (b).........     12,000       977,250
                                                -----------
                                                  4,828,125
                                                -----------

UTILITIES (2.3%)
DPL, Inc. (b).....................     21,000       454,125
Sierra Pacific Resources..........     38,000     1,444,000
                                                -----------
                                                  1,898,125
                                                -----------
UTILITIES-ELECTRIC (3.5%)
Duke Energy Corp..................     35,000     2,242,188
NIPSCO Industries, Inc............     21,500       654,406
                                                -----------
                                                  2,896,594
                                                -----------
UTILITIES-GAS & PIPELINE (1.0%)
Consolidated Natural Gas Co.
  (b).............................     15,000       810,000
                                                -----------

UTILITIES-TELEPHONE (7.4%)
AT&T Corp.........................     18,000     1,354,500
GTE Corp..........................     28,000     1,820,000
SBC Communications, Inc...........     17,000       911,625
Sprint Corp.......................     25,000     2,103,124
                                                -----------
                                                  6,189,249
                                                -----------
WHOLESALE (2.1%)
Sysco Corp. (b)...................     64,000     1,756,000
                                                -----------
TOTAL COMMON STOCKS (Cost
  $74,535,041)....................               82,612,869
                                                -----------
 INVESTMENT COMPANIES (1.6%)
AIM Liquid Assets Money Market
  Fund............................    291,314       291,314
AIM Prime Money Market Fund.......  1,066,083     1,066,082
                                                -----------
TOTAL INVESTMENT COMPANIES (Cost
  $1,357,396).....................                1,357,396
                                                -----------
 SHORT-TERM SECURITIES HELD AS
 COLLATERAL (25.1%)


                                    SHARES OR        MARKET
SECURITY                            PRINCIPAL         VALUE
DESCRIPTION                            AMOUNT      (NOTE 4)
---------------------------------  ----------   -----------

COMMERCIAL PAPER (17.8%)
Dominion SemiConductor, 5.86%,
  2/16/99........................  $5,000,000   $ 4,962,336
PS Colorado Credit Corp., 5.45%,
  1/4/99.........................   2,000,000     1,998,789
Working Capital II, 7.00%,
  1/8/99.........................   8,000,000     7,988,800
                                                -----------
                                                 14,949,925
                                                -----------

FLOATING RATE NOTE (7.2%)
General Motors Acceptance Corp.,
  5.30%*, 11/13/00...............   6,000,000     6,000,000
                                                -----------

REPURCHASE AGREEMENTS (0.1%)
Lehman Brothers, 4.70%, 1/4/99,
  dated 12/31/98, with a maturity
  value of $81,544
  (Collateralized by $122,316
  Capstead Mortgage, 10/25/24,
  fair value -- $86,390; $1,000
  Ryland Mortgage Securities
  Corp., 5/15/00, fair
  value -- $900).................      81,501        81,501
                                                -----------
TOTAL SHORT-TERM SECURITIES HELD
  AS COLLATERAL (Cost
  $21,031,426)...................                21,031,426
                                                -----------
TOTAL INVESTMENTS (Cost
  $96,923,863) (a) -- (125.5%)...               105,001,691
Liabilities in excess of other
  assets -- (-25.5)%.............               (21,312,814)
                                                -----------
TOTAL NET ASSETS -- (100.0%).....               $83,688,877
                                                ===========

---------------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $247,087. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation....................  $ 9,221,126
Unrealized depreciation....................   (1,390,385)
                                             -----------
Net unrealized appreciation................  $ 7,830,741
                                             ===========

(b) All or a portion of this security has been loaned at December 31, 1998.
* Variable rate security. Rate represents rate in effect at December 31, 1998. ADR -- American Depository Receipt

PLC -- Public Limited Company

                       See notes to financial statements

ISG FUNDS
EQUITY INCOME FUND

 STATEMENT OF ASSETS AND LIABILITIES

                                                               DECEMBER 31, 1998

ASSETS:
Investments, at value (cost
  $96,842,362)..................                $104,920,190
Repurchase agreements, at
  cost..........................                      81,501
                                                ------------
  TOTAL INVESTMENTS.............                 105,001,691
Interest and dividends
  receivable....................                     117,040
Receivable for capital shares
  issued........................                     103,269
Receivable for investments
  sold..........................                     526,332
Deferred organization costs.....                       3,163
Prepaid expenses and other
  assets........................                      21,076
                                                ------------
  TOTAL ASSETS..................                 105,772,571
LIABILITIES:
Payable for return of collateral
  held for securities on loan...  $21,031,426
Distributions payable...........       47,956
Payable for investments
  purchased.....................      898,621
Payable for capital shares
  redeemed......................       25,553
Accrued expenses and other
  payables:
  Advisory fees.................       44,633
  Administration fees...........        1,377
  Shareholder servicing
    fees--Class B Shares........          113
  Distribution fees--Class A
    Shares......................          100
  Distribution fees--Class B
    Shares......................          338
  Other.........................       33,577
                                  -----------
  TOTAL LIABILITIES.............                  22,083,694
                                                ------------
NET ASSETS:
Capital.........................                  71,318,762
Undistributed (distributions in
  excess of) net investment
  income........................                      (1,789)
Undistributed (distributions in
  excess of) net realized
  gains.........................                   4,294,076
Net unrealized appreciation
  (depreciation) of
  investments...................                   8,077,828
                                                ------------
NET ASSETS......................                $ 83,688,877
                                                ============
Class A Shares
  Net Assets....................                $  3,658,170
  Shares outstanding............                     364,050
  Redemption price per share....                $      10.05
                                                ============
Class A Shares--Maximum Sales
  Charge........................                       4.75%
                                                ------------
  Maximum Offering Price Per
    Share (100%/(100%--Maximum
    Sales Charge) of net asset
    value adjusted to the
    nearest cent)...............                $      10.55
                                                ============
Class B Shares
  Net Assets....................                $  4,188,589
  Shares outstanding............                     417,153
  Offering price per share*.....                $      10.04
                                                ============
Institutional Shares
  Net Assets....................                $ 75,842,118
  Shares outstanding............                   7,542,907
  Offering and redemption price
    per share...................                $      10.05
                                                ============

---------------

* Redemption price per share varies by length of time shares are held. STATEMENT OF OPERATIONS

                                            FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:
Interest income....................             $    10,796
Dividend income....................               1,742,742
Income from securities lending.....                  25,285
                                                -----------
  TOTAL INVESTMENT INCOME..........               1,778,823
EXPENSES:
Investment advisory fees...........  $501,817
Administration fees................   115,804
Shareholder servicing fees--Class B
  Shares...........................     4,404
Distribution fees--Class A
  Shares...........................     4,515
Distribution fees--Class B
  Shares...........................    13,211
Accounting fees....................    72,786
Transfer agent fees................    89,706
Directors' fees....................     5,135
Other fees.........................   120,058
                                     --------
  Total expenses before voluntary
    fee reductions.................                 927,436
  Expenses voluntarily reduced.....                  (4,867)
                                                -----------
  Net Expenses.....................                 922,569
                                                -----------
NET INVESTMENT INCOME..............                 856,254
                                                -----------
REALIZED/UNREALIZED GAINS (LOSSES)
  FROM INVESTMENTS:
Net realized gains (losses) from
  investment transactions..........              17,445,684
Net change in unrealized
  appreciation (depreciation) from
  investments......................              (4,356,815)
                                                -----------
Net realized/unrealized gains
  (losses) from investments........              13,088,869
                                                -----------
Change in net assets resulting from
  operations.......................             $13,945,123
                                                ===========

                       See notes to financial statements

ISG FUNDS
EQUITY INCOME FUND

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED     PERIOD ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  1998          1997(a)
                                                              ------------    ------------
FROM INVESTMENT ACTIVITIES:
Operations:
  Net investment income.....................................  $    856,254    $  1,081,521
  Net realized gains (losses) from investments
    transactions............................................    17,445,684      12,492,214
  Net change in unrealized appreciation (depreciation) from
    investments.............................................    (4,356,815)        132,903
                                                              ------------    ------------
Change in net assets resulting from operations..............    13,945,123      13,706,638
                                                              ------------    ------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income................................       (17,468)       (723,804)
  From net realized gains on investment transactions........      (643,995)        (45,604)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
  From net investment income................................        (4,921)(c)           --
  From net realized gains on investment transactions........      (657,287)(c)           --
DISTRIBUTIONS TO INSTITUTIONAL SHAREHOLDERS:
  From net investment income................................      (833,860)       (361,492)(b)
  From net realized gains on investment transactions........   (14,249,617)    (10,045,338)(b)
                                                              ------------    ------------
Change in net assets from shareholder distributions.........   (16,407,148)    (11,176,238)
                                                              ------------    ------------
Change in net assets from capital transactions..............    17,813,222      65,807,280
                                                              ------------    ------------
Change in net assets........................................    15,351,197      68,337,680
NET ASSETS:
  Beginning of period.......................................    68,337,680              --
                                                              ------------    ------------
  End of period.............................................  $ 83,688,877    $ 68,337,680
                                                              ============    ============

---------------
(a) For the period from February 28, 1997 (commencement of operations) through December 31, 1997.
(b) For the period from October 3, 1997 (commencement of operations) through December 31, 1997.
(c) For the period from February 3, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

ISG FUNDS
EQUITY INCOME FUND

 STATEMENT OF CASH FLOWS

                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                                  1998
                                                              ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net investment income.....................................  $    856,254
  Adjustments to reconcile net investment income to net cash provided by (used in) operating activities:
    Cost of investment securities purchased.................  (186,145,942)
    Proceeds from disposition of investment securities......   183,999,571
    Decrease (increase) in investments purchased with cash
     collateral from securities lending.....................   (21,031,426)
    Decrease (increase) in interest and dividends
     receivable.............................................        27,777
    Decrease (increase) in other assets.....................       (10,923)
    Increase (decrease) in payable for return of collateral
     received from securities lending.......................    21,031,426
    Increase (decrease) in accrued expenses.................        42,273
    Net amortization/accretion from investments.............       (10,972)
                                                              ------------
  Net cash provided by (used in) operating activities.......    (1,241,962)
                                                              ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from shares issued...............................    17,751,839
  Cost of shares redeemed...................................   (10,331,839)
  Cash distributions paid...................................    (6,178,038)
                                                              ------------
  Net cash provided by (used in) financing activities.......     1,241,962
                                                              ------------
Net increase (decrease) in cash.............................            --
CASH:
  Beginning balance.........................................            --
                                                              ------------
  Ending balance............................................  $         --
                                                              ============

---------------
Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $10,315,506.

                       See notes to financial statements

ISG FUNDS
EQUITY INCOME FUND

 FINANCIAL HIGHLIGHTS, CLASS A SHARES

                                                               YEAR ENDED     PERIOD ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  1998          1997(a)
                                                              ------------    ------------
Net Asset Value, Beginning of Period........................     $10.37         $ 10.00
                                                                 ------         -------
Investment Activities
  Net investment income.....................................       0.10            0.65
  Net realized and unrealized gains (losses) from
    investments.............................................       1.81            1.71
                                                                 ------         -------
  Total from Investment Activities..........................       1.91            2.36
                                                                 ------         -------
Distributions
  Net investment income.....................................      (0.10)          (0.19)
  Net realized gains........................................      (2.13)          (1.80)
                                                                 ------         -------
  Total Distributions.......................................      (2.23)          (1.99)
                                                                 ------         -------
Net change in asset value...................................      (0.32)           0.37
                                                                 ------         -------
Net Asset Value, End of Period..............................     $10.05         $ 10.37
                                                                 ======         =======
TOTAL RETURN (EXCLUDES SALES CHARGE)........................      19.46%          24.20%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...........................     $3,658         $   388
Ratio of expenses to average net assets.....................       1.45%           1.06%(c)
Ratio of net investment income to average net assets........       0.86%           2.11%(c)
Ratio of expenses to average net assets*....................       1.45%           1.31%(c)
Portfolio turnover**........................................        159%             86%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from February 28, 1997 (commencement of operations) through December 31, 1997.
(b) Not annualized.
(c) Annualized.

 FINANCIAL HIGHLIGHTS, CLASS B SHARES

                                                                PERIOD ENDED
                                                                DECEMBER 31,
                                                                  1998(a)
                                                                ------------
Net Asset Value, Beginning of Period........................       $10.63
                                                                   ------
Investment Activities
  Net investment income.....................................         0.04
  Net realized and unrealized gains (losses) from
    investments.............................................         1.54
                                                                   ------
  Total from Investment Activities..........................         1.58
                                                                   ------
Distributions
  Net investment income.....................................        (0.04)
  Net realized gains........................................        (2.13)
                                                                   ------
  Total Distributions.......................................        (2.17)
                                                                   ------
Net change in net asset value...............................        (0.59)
                                                                   ------
Net Asset Value, End of Period..............................       $10.04
                                                                   ======
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................        15.79%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...........................       $4,189
Ratio of expenses to average net assets.....................         2.20%(c)
Ratio of net investment income to average net assets........         0.12%(c)
Portfolio turnover*.........................................          159%

* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from February 3, 1998 (commencement of operations) through December 31, 1998.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

ISG FUNDS
EQUITY INCOME FUND

 FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                               YEAR ENDED    PERIOD ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  1998          1997(a)
                                                              ------------   -------------
Net Asset Value, Beginning of Period........................    $ 10.37         $ 11.73
                                                                -------         -------
Investment Activities
  Net investment income.....................................       0.13            0.06
  Net realized and unrealized gains (losses) from
    investments.............................................       1.81            0.44
                                                                -------         -------
  Total from Investment Activities..........................       1.94            0.50
                                                                -------         -------
Distributions
  Net investment income.....................................      (0.13)          (0.06)
  Net realized gains........................................      (2.13)          (1.80)
                                                                -------         -------
Total Distributions.........................................      (2.26)          (1.86)
                                                                -------         -------
Net change in asset value...................................      (0.32)          (1.36)
                                                                -------         -------
Net Asset Value, End of Period..............................    $ 10.05         $ 10.37
                                                                =======         =======
TOTAL RETURN................................................      19.72%           4.62%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...........................    $75,842         $67,949
Ratio of expenses to average net assets.....................       1.16%           0.68%(c)
Ratio of net investment income to average net assets........       1.14%           2.15%(c)
Ratio of expenses to average net assets*....................       1.17%           1.09%(c)
Portfolio turnover**........................................        159%             86%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from October 3, 1997 (commencement of operations) through December 31, 1997.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements


                        RON LINDQUIST
                        Portfolio Manager
[Photo of Ron           ISG Large-Cap
Lindquist]              Equity Fund

---------------------------------------------------------------
---------------------------------------------------------------
 INVESTMENT GOAL
 The Fund seeks to provide investors with long-term capital appreciation by investing primarily in large-capitalization stocks (market caps over $1 billion). The Fund's holdings are typically characterized by higher-than-average returns on equity, superior long-term earnings-per-share growth rates, and consistent earnings generation. This Fund is suitable for investors who are investing for the long-term and are willing to assume the additional risk of investing in growth stocks in return for potentially higher total returns.

---------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?

A. We outperformed our long-term benchmark by a considerable margin. For the 12 months ended December 31, 1998, the Fund's total return was 37.87% (Class A Shares at NAV).(1) In comparison, the Standard & Poor's 500 Stock Index generated a 28.74% total return.

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. During the period, large-caps as a group outperformed smaller issues, while growth-style stocks generally outperformed value stocks. With our orientation directed at large-cap growth stocks, we very much benefited from these disparate market trends. Over full market cycles, we expect the stocks in our Fund to average significantly higher earnings-per-share growth rates than those of the S&P 500. Such a robust growth rate differential has been generously rewarded in recent years and will likely continue to be so favored in the future, we believe.

We believe our Fund's outperformance also was enhanced by other facets of our investment strategy. For one thing, we are very single-minded in our approach to selecting and buying stocks. If a potential candidate is not a growth stock, we do not buy it. We never knowingly stray from having a 100% true growth portfolio. We also believe in giving our companies ample time to perform. Our annual turnover rate is in the neighborhood of 5%, which means that, on average, we hold stocks for approximately 20 years. We are long-term investors; we do not waiver from our strategy in an attempt to seize upon and benefit from short-term trends.

Additionally, we focus on a relatively small number of good companies whose managements' have demonstrated, over long periods of time, the ability to realize the full growth potential of their companies, year in and year out.

Finally, we do not rotate our holdings from one economic sector to another. We are more or less indifferent to sector weighting, with the exception being our belief that certain sectors of the U. S. economy are more likely than others to offer the type of growth opportunities we pursue over time. Taken in consort, all of these factors contributed to our having such a good year in 1998.

Q. WHAT STOCKS PERFORMED WELL FOR YOU?

A. The Consumer Cyclicals sector did very well for us. We enjoyed significant market gains from such holdings as Gap Stores (1.3% of the Fund's net assets), Home Depot (3.2%) and Wal-Mart Stores (2.3%). Another consumer-related area, Consumer Staples, was productive, although not universally so. Solid returns were posted by Walgreen (4.1%), McDonald's (2.9%) and Albertson's (1.5%).*

Still another economic sector that will, we believe, continue to offer a great opportunity for long-term growth is Health Care. During the last 12 months, we owned a number of Healthcare winners, including Amgen (1.1%), Pfizer (3.2%), Schering-Plough (3.6%), Medtronic (2.6%) and Merck (2.9%).*

Possibly most importantly, we have been, and are still, very optimistic about the Fund's largest economic sector, Technology, and its great potential for the future. Some of our most productive "tech" holdings over the last year were Lucent Technologies (1.5%), Sun Microsystems (1.3%), Microsoft (3.2%), Oracle (0.9%), IBM (4.3%), Compaq (4.0%), Applied Materials (1.1%) and Automatic Data Processing (2.6%).*

Q. WHAT IS YOUR OUTLOOK FOR 1999?

A. We believe that the first quarter is likely to be stronger than most prognosticators now expect. However, later in the year, there could very well be some slowing in the economy. How will that relative weakness be reflected in the stock market and in the issues we hold? Most likely, all other things being equal, our stocks will trade in sympathy, but not necessarily in union, with the overall market and the broad market indicators.

However, in the long run, the success of our Fund may have a good deal more to do with interest rate direction than with earnings-per-share growth rates. In our opinion, the extended and dramatic decline in interest rates largely explains why growth-style stocks have done so well during the last 15 years. We feel that interest rates will be the major determinant to future growth stock performance. Nevertheless, we will continue to buy the stocks that we believe are likely to outperform our benchmark in the long run, companies whose earnings-per-share are relatively consistent from year to year, and of higher relative predictability than our benchmark's earnings-per-share pattern.

---------------
(1) Including the 4.75% sales load, the Fund's return was 31.30% for the period.

* The Fund's portfolio composition is subject to change.

--------------------------------------------------------------------------------
                           ISG LARGE-CAP EQUITY FUND
                     PERFORMANCE (AS OF DECEMBER 31, 1998)
--------------------------------------------------------------------------------

                      LARGE-CAP EQUITY FUND       LARGE-CAP EQUITY FUND
CLASS A SHARES          WITH SALES CHARGE         WITHOUT SALES CHARGE         S&P 500 STOCK INDEX
                      ---------------------       ---------------------        -------------------
Aug. 92                        9525                        9870                       10000
Dec. 92                       10190                       10559                       10631
'93'                          10760                       11150                       11693
'94'                          10952                       11348                       11846
'95'                          14784                       15319                       16280
'96'                          17389                       18019                       20036
'97'                          23637                       24493                       26721
'98'                          32589                       33769                       34358

                                        AVERAGE ANNUAL
                                         TOTAL RETURN
                                  --------------------------
                                  WITHOUT SALES   WITH SALES
                                     CHARGE        CHARGE*
          CLASS A SHARES          -------------   ----------
  1-Year........................      37.87%        31.30%
  5-Year........................      24.81%        23.60%
  Since Inception 8/3/92........      20.88%        19.97%
  *Reflects the maximum sales charge of 4.75%.

CLASS B SHARES                         LARGE-CAP EQUITY FUND               S&P 500 STOCK INDEX
                                       ---------------------               -------------------
Aug. 92                                         9870                              10000
Dec. 92                                        10559                              10631
'93'                                           11150                              11693
'94'                                           11348                              11846
'95'                                           15319                              16280
'96'                                           18019                              20036
'97'                                           24493                              26721
'98'                                           33759                              34358

   The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than 6 years and the CDSC would no longer apply.

                                     AVERAGE ANNUAL
                                      TOTAL RETURN
                                ------------------------
                                                 WITH
                                WITHOUT CDSC    CDSC**
         CLASS B SHARES         ------------   ---------
  1-Year......................     37.83%        34.83%
  5-Year......................     24.80%        24.72%
  Since Inception 8/3/92......     20.88%        20.88%
  **Reflects the applicable contingent deferred sales
  charge (maximum 4.00%).

  THE DATA FOR CLASS B SHARES PRIMARILY PRESENTS THE RESULTS OF THE CLASS A SHARES. ACTUAL CLASS B SHARES AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.


INSTITUTIONAL SHARES                   LARGE-CAP EQUITY FUND               S&P 500 STOCK INDEX
                                       ---------------------               -------------------
Aug. 92                                         9870                              10000
Dec. 92                                        10559                              10631
'93'                                           11150                              11693
'94'                                           11348                              11846
'95'                                           15319                              16280
'96'                                           18019                              20036
'97'                                           24493                              26721
'98'                                           33759                              34358

                                           AVERAGE ANNUAL
                                            TOTAL RETURN
           INSTITUTIONAL SHARES            --------------
  1-Year.................................      37.83%
  5-Year.................................      24.80%
  Since Inception 8/3/92.................      20.88%

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

The quoted returns reflect the performance from 8/3/92 to 12/14/98 of the DG Equity Fund, an open-end investment company that was the predecessor fund to the ISG Large-Cap Equity Fund.

PERFORMANCE FOR THE CLASS B SHARES, WHICH COMMENCED OPERATIONS ON 12/15/98, IS BASED ON THE HISTORICAL PERFORMANCE OF THE CLASS A SHARES (WITHOUT SALES CHARGE) PRIOR TO THAT DATE. CLASS A SHARES PERFORMANCE DOES NOT REFLECT THE HIGHER 12B-1 FEES OR THE CONTINGENT DEFERRED SALES CHARGE (CDSC). HAD THE CDSC AND HIGHER 12B-1 FEES BEEN INCORPORATED, TOTAL RETURN AND HYPOTHETICAL GROWTH FIGURES WOULD HAVE BEEN LOWER.

The Institutional Share class was initially offered on 12/14/98 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

The Fund's performance is compared to the Standard & Poor's 500 Stock Index, a broad measure of the stock market as a whole. The index is unmanaged and does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

PAST PERFORMANCE IS NOT A PREDICTION OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL PURCHASE PRICE.

--------------------------------------------------------------------------------
                           ISG LARGE-CAP EQUITY FUND
                           (AS OF DECEMBER 31, 1998)
--------------------------------------------------------------------------------
                           [Sector Profile Pie Chart]*


Utilities/          Consumer   Consumer   Consumer     Basic     Capital Goods   Capital Goods
Telecommunications  Services   Cyclicals   Staples    Industry   and Industry    and Technology  Health Care
  1.5%                6.0%       7.4%        19.2%       2.5%         14.7%            27.9%          20.8%

                            TOP 10 EQUITY HOLDINGS*

                                                                   PERCENT OF
                                                                TOTAL INVESTMENTS
                                                                -----------------
   1.  IBM Corp. .............................................        4.4%
   2.  Walgreen Co............................................        4.2%
   3.  Compaq Computer Corp...................................        4.1%
   4.  General Electric Co. ..................................        3.8%
   5.  Schering-Plough Corp. .................................        3.7%
   6.  Microsoft Corp. .......................................        3.3%
   7.  Pfizer, Inc. ..........................................        3.3%
   8.  Home Depot, Inc. ......................................        3.3%
   9.  Pitney Bowes, Inc. ....................................        3.3%
  10.  McDonald's Corp. ......................................        2.9%

* The Fund's portfolio composition is subject to change.

ISG FUNDS                                      SCHEDULE OF PORTFOLIO INVESTMENTS
LARGE-CAP EQUITY FUND                                          DECEMBER 31, 1998

 COMMON STOCKS (97.7%)
                                                      MARKET
SECURITY                                               VALUE
DESCRIPTION                            SHARES       (NOTE 4)
---------------------------------  ----------   ------------
BEVERAGES (4.2%)
Coca-Cola Co.....................     280,000   $ 18,725,000
PepsiCo, Inc.....................     411,200     16,833,500
                                                ------------
                                                  35,558,500
                                                ------------
BUSINESS EQUIPMENT & SERVICES (4.8%)
Donnelley (R.R.) & Sons Co.......     133,600      5,853,350
Electronic Data Systems Corp.....     150,000      7,537,500
Pitney Bowes, Inc................     415,400     27,442,363
                                                ------------
                                                  40,833,213
                                                ------------
CAPITAL GOODS (2.9%)
Dover Corp.......................     520,000     19,045,000
PPG Industries, Inc..............     100,000      5,825,000
                                                ------------
                                                  24,870,000
                                                ------------
CONSUMER NON-DURABLES (5.8%)
Gillette Co......................     260,000     12,561,250
International Flavors and
  Fragrances, Inc................     250,000     11,046,875
Nike, Inc., Class B..............      60,000      2,433,750
Philip Morris Cos., Inc..........     200,000     10,700,000
Sara Lee Corp....................     419,600     11,827,475
                                                ------------
                                                  48,569,350
                                                ------------
CONSUMER SERVICES (2.2%)
Disney (Walt) Co.................     613,500     18,405,000
                                                ------------
DATA PROCESSING (2.7%)
Automatic Data Processing,
  Inc............................     280,000     22,452,500
                                                ------------
ELECTRICAL EQUIPMENT (3.8%)
General Electric Co..............     311,000     31,741,438
                                                ------------
FOOD & RELATED (1.8%)
Bestfoods........................     150,000      7,987,500
Heinz (H.J.) Co..................     129,450      7,330,106
                                                ------------
                                                  15,317,606
                                                ------------
HEALTH CARE (5.1%)
American Home Products Corp......     220,000     12,388,750
Hillenbrand Industries, Inc......     100,000      5,687,500
Johnson & Johnson................     250,000     20,968,750
United Health Care Corp..........     100,000      4,306,250
                                                ------------
                                                  43,351,250
                                                ------------
HEALTH CARE -- DRUGS (13.1%)
Abbott Laboratories..............     374,600     18,355,400
Amgen, Inc. (b)..................      90,000      9,410,625
Merck & Co., Inc.................     166,000     24,516,125
Pfizer, Inc......................     220,000     27,596,250
Schering-Plough Corp.............     560,000     30,940,000
                                                ------------
                                                 110,818,400
HOUSEHOLD -- GENERAL PRODUCTS (2.5%)
Procter & Gamble Co..............     230,000     21,001,875
                                                ------------
 COMMON STOCKS, CONTINUED
                                                      MARKET
SECURITY                                               VALUE
DESCRIPTION                            SHARES       (NOTE 4)
---------------------------------  ----------   ------------
INDUSTRIAL GOODS & SERVICES (6.6%)
Hewlett-Packard Co...............     277,200   $ 18,936,225
IBM Corp.........................     200,000     36,950,000
                                                ------------
                                                  55,886,225
                                                ------------
MANUFACTURING (2.1%)
Tyco International, Ltd..........     240,000     18,105,000
                                                ------------
MEDICAL EQUIPMENT & SUPPLIES (3.5%)
IMS Health, Inc..................     100,000      7,543,750
Medtronic, Inc...................     300,000     22,275,000
                                                ------------
                                                  29,818,750
                                                ------------
RAW MATERIALS (1.1%)
Avery Dennison Corp..............     120,000      5,407,500
Morton International, Inc........     150,000      3,675,000
                                                ------------
                                                   9,082,500
                                                ------------
RETAIL (8.0%)
Albertsons, Inc..................     200,000     12,737,500
Gap (The), Inc...................     195,000     10,968,750
McDonald's Corp..................     320,000     24,520,000
Wal-Mart Stores, Inc.............     240,000     19,545,000
                                                ------------
                                                  67,771,250
                                                ------------
RETAIL-SPECIALTY STORES (7.4%)
Home Depot, Inc..................     450,000     27,534,375
Walgreen Co......................     600,000     35,137,500
                                                ------------
                                                  62,671,875
                                                ------------
TECHNOLOGY (16.1%)
AMP, Inc.........................     130,837      6,811,701
Applied Materials, Inc...........     220,000      9,391,250
Boeing Co........................     177,200      5,781,150
Compaq Computer Corp.............     822,850     34,508,271
Intel Corp.......................     200,000     23,712,500
Microsoft Corp. (b)..............     200,000     27,737,500
Motorola, Inc....................     130,000      7,938,125
Oracle Corp. (b).................     180,000      7,762,500
Sun Microsystems, Inc. (b).......     130,000     11,131,250
                                                ------------
                                                 134,774,247
                                                ------------
TELECOMMUNICATIONS (1.6%)
Lucent Technologies, Inc.........     120,000     13,200,000
                                                ------------
UTILITIES-TELEPHONE (1.4%)
AT&T Corp........................     103,800      7,810,950
SBC Communications, Inc..........      80,000      4,290,000
                                                ------------
                                                  12,100,950
                                                ------------
WHOLESALE (1.0%)
  Sysco Corp.....................     320,000      8,780,000
                                                ------------
TOTAL COMMON STOCKS (Cost
  $313,110,355)..................                825,109,929
                                                ------------

                                   Continued

ISG FUNDS                                      SCHEDULE OF PORTFOLIO INVESTMENTS
LARGE-CAP EQUITY FUND                                          DECEMBER 31, 1998

 INVESTMENT COMPANIES (2.2%)
                                                      MARKET
SECURITY                                               VALUE
DESCRIPTION                            SHARES       (NOTE 4)
---------------------------------  ----------   ------------
AIM Liquid Assets Money Market
  Fund...........................     214,064   $    214,064
AIM Prime Money Market Fund......  18,522,863     18,522,863
                                                ------------
TOTAL INVESTMENT COMPANIES (Cost
  $18,736,927)...................                 18,736,927
                                                ------------
TOTAL INVESTMENTS (Cost
  $331,847,282) (a) -- (99.9%)...                843,846,856
Other assets in excess of
  liabilities -- (0.1%)..........                    486,998
                                                ------------
TOTAL NET ASSETS -- (100.0%).....               $844,333,854
                                                ============

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.................  $514,700,505
   Unrealized depreciation.................    (2,700,931)
                                             ------------
   Net unrealized appreciation.............  $511,999,574
                                             ============

(b) Non-income producing security.

                       See notes to financial statements

ISG FUNDS
LARGE-CAP EQUITY FUND

 STATEMENT OF ASSETS AND LIABILITIES

                                         DECEMBER 31, 1998

ASSETS:
Investments, at value (cost
  $331,847,282).................              $843,846,856
Interest and dividends
  receivable....................                   845,710
Receivable for capital shares
  issued........................                    79,190
Receivable from investment
  advisor.......................                    20,950
                                              ------------
  TOTAL ASSETS..................               844,792,706
LIABILITIES:
Distributions payable...........  $ 59,451
Payable for capital shares
  redeemed......................    48,420
Accrued expenses and other
  payables:
  Advisory fees.................   306,188
  Administration fees...........    13,949
  Shareholder servicing fees --
    Class A Shares..............       955
  Shareholder servicing fees --
    Institutional Shares........    12,994
  Directors' fees...............       422
  Other.........................    16,473
                                  --------
  TOTAL LIABILITIES.............                   458,852
                                              ------------
NET ASSETS:
Capital.........................               332,342,520
Undistributed (distributions in
  excess of) net investment
  income........................                    (8,240)
Net unrealized appreciation
  (depreciation) from
  investments...................               511,999,574
                                              ------------
NET ASSETS......................              $844,333,854
                                              ============
Class A Shares
  Net Assets....................              $ 57,771,559
  Shares outstanding............                 2,096,935
  Redemption price per share....              $      27.55
                                              ============
Class A Shares -- Maximum Sales
  Charge........................                      4.75%
                                              ------------
  Maximum Offering Price Per
    Share
    (100%/(100% -- Maximum Sales
    Charge) of net asset value
    adjusted to the nearest
    cent).......................              $      28.92
                                              ============
Class B Shares
  Net Assets....................              $    100,451
  Shares outstanding............                     3,648
  Offering price per share*.....              $      27.54
                                              ============
Institutional Shares
  Net Assets....................              $786,461,844
  Shares outstanding............                28,555,870
  Offering and redemption price
    per share...................              $      27.54
                                              ============

---------------

* Redemption price per share varies by length of time shares are held.

 STATEMENTS OF OPERATIONS

                              PERIOD ENDED     YEAR ENDED
                              DECEMBER 31,    FEBRUARY 28,
                                1998(a)           1998
                              ------------    ------------
INVESTMENT INCOME:
Interest income.............  $  1,436,644    $  2,036,113
Dividend income.............     6,526,960       7,026,887
                              ------------    ------------
  TOTAL INVESTMENT INCOME...     7,963,604       9,063,000
EXPENSES:
Investment advisory fees....     4,767,781       4,445,559
Administration fees.........       630,646         587,750
Shareholder servicing fees
  -- Class A Shares.........       899,369         554,868
Shareholder servicing fees
  -- Class B Shares.........             8              --
Shareholder servicing fees
  -- Institutional Shares...        54,187              --
Distribution fees -- Class B
  Shares....................            23              --
Accounting fees.............        91,552         106,076
Transfer agent fees.........       103,535          86,439
Directors' fees.............         5,431           6,241
Other fees..................        99,995          96,454
                              ------------    ------------
  Total expenses before
    voluntary fee
    reductions/
    reimbursements..........     6,652,527       5,883,387
  Expenses voluntarily
    reduced/reimbursed......       (20,981)             --
                              ------------    ------------
  Net Expenses..............     6,631,546       5,883,387
                              ------------    ------------
NET INVESTMENT INCOME.......     1,332,058       3,179,613
                              ------------    ------------
REALIZED/UNREALIZED GAINS
  (LOSSES) FROM INVESTMENTS:
Net realized gains (losses)
  from investment
  transactions..............    32,550,780       9,991,335
Net change in unrealized
  appreciation
  (depreciation) from
  investments...............   146,744,324     193,990,094
                              ------------    ------------
Net realized/unrealized
  gains (losses) from
  investments...............   179,295,104     203,981,429
                              ------------    ------------
Change in net assets
  resulting from
  operations................  $180,627,162    $207,161,042
                              ============    ============

---------------

(a) For the period from March 1, 1998 through December 31, 1998.

                       See notes to financial statements

ISG FUNDS
LARGE-CAP EQUITY FUND

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               PERIOD ENDED     YEAR ENDED      YEAR ENDED
                                                               DECEMBER 31,    FEBRUARY 28,    FEBRUARY 28,
                                                                 1998(a)           1998            1997
                                                               ------------    ------------    ------------
FROM INVESTMENT ACTIVITIES:
Operations:
  Net investment income.....................................   $  1,332,058    $  3,179,613    $  4,083,126
  Net realized gains (losses) from investment
    transactions............................................     32,550,780       9,991,335      10,108,185
  Net change in unrealized appreciation (depreciation) from
    investments.............................................    146,744,324     193,990,094      63,747,215
                                                               ------------    ------------    ------------
Change in net assets resulting from operations..............    180,627,162     207,161,042      77,938,526
                                                               ------------    ------------    ------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income................................     (1,672,643)     (3,295,484)     (3,964,723)
  From net realized gains on investment transactions........    (38,068,113)     (4,463,969)    (10,093,485)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
  From net investment income................................            (10)(b)           --             --
DISTRIBUTIONS TO INSTITUTIONAL SHAREHOLDERS:
  From net investment income................................        (58,445)(c)           --             --
                                                               ------------    ------------    ------------
Change in net assets from shareholder distributions.........    (39,799,211)     (7,759,453)    (14,058,208)
                                                               ------------    ------------    ------------
Change in net assets from capital transactions..............    (12,124,764)     25,837,177      41,366,546
                                                               ------------    ------------    ------------
Change in net assets........................................    128,703,187     225,238,766     105,246,864
                                                               ------------    ------------    ------------
NET ASSETS:
  Beginning of period.......................................    715,630,667     490,391,901     385,145,037
                                                               ------------    ------------    ------------
  End of period.............................................   $844,333,854    $715,630,667    $490,391,901
                                                               ============    ============    ============

---------------
(a) For the period from March 1, 1998 through December 31, 1998.
(b) For the period from December 15, 1998 (commencement of operations) through December 31, 1998.
(c) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements

ISG FUNDS
LARGE-CAP EQUITY FUND

 FINANCIAL HIGHLIGHTS, CLASS A SHARES

                                          PERIOD ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,   FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,
                                            1998(a)          1998           1997           1996           1995           1994
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period....    $ 23.01        $  16.68       $  14.49       $  11.41       $  10.87       $  10.54
                                            -------        --------       --------       --------       --------       --------

Investment Activities
  Net investment income.................       0.05            0.11           0.14           0.16           0.16           0.14
  Net realized and unrealized gains
    (losses) from investments...........       5.79            6.48           2.54           3.63           0.71           0.38
                                            -------        --------       --------       --------       --------       --------
    Total from Investment Activities....       5.84            6.59           2.68           3.79           0.87           0.52
                                            -------        --------       --------       --------       --------       --------

Distributions
  Net investment income.................      (0.05)          (0.11)         (0.14)         (0.17)         (0.16)         (0.14)
  Net realized gains....................      (1.25)          (0.15)         (0.35)         (0.54)         (0.17)         (0.05)
                                            -------        --------       --------       --------       --------       --------
  Total Distributions...................      (1.30)          (0.26)         (0.49)         (0.71)         (0.33)         (0.19)
                                            -------        --------       --------       --------       --------       --------
Net change in asset value...............       4.54            6.33           2.19           3.08           0.54           0.33
                                            -------        --------       --------       --------       --------       --------
Net Asset Value, End of Period..........    $ 27.55        $  23.01       $  16.68       $  14.49       $  11.41       $  10.87
                                            =======        ========       ========       ========       ========       ========

TOTAL RETURN (EXCLUDES SALES CHARGE)....      25.83%(b)       39.74%         18.79%         33.73%          8.23%          4.99%

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000).......    $57,772        $715,631       $490,392       $385,145       $259,998       $284,203
Ratio of expenses to average net
  assets................................       1.03%(c)        0.99%          0.92%          0.94%          0.95%          0.96%
Ratio of net investment income to
  average net assets....................       0.21%(c)        0.54%          0.95%          1.24%          1.54%          1.38%
Ratio of expenses to average net
  assets*...............................       1.03%(c)          (d)            (d)            (d)            (d)          0.97%
Portfolio turnover**....................          3%              6%             7%            15%             1%             7%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratio would have been as indicated.

** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from March 1, 1998 through December 31, 1998. In conjunction with the reorganization of the ISG Funds, the Fund changed its fiscal year end to December 31.
(b) Not annualized.
(c) Annualized.
(d) There were no fee reductions in this period.

 FINANCIAL HIGHLIGHTS, CLASS B SHARES

                                                                PERIOD ENDED
                                                                DECEMBER 31,
                                                                  1998(a)
                                                                ------------
Net Asset Value, Beginning of Period........................       $25.98
                                                                   ------
Investment Activities
  Net realized and unrealized gains (losses) from
    investments.............................................         1.56
                                                                   ------
  Total from Investment Activities..........................         1.56
                                                                   ------
Net change in net asset value...............................         1.56
                                                                   ------
Net Asset Value, End of Period..............................       $27.54
                                                                   ======

TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................         6.02%(b)

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...........................       $  100
Ratio of expenses to average net assets.....................         1.10%(c)
Ratio of net investment income to average net assets........         0.23%(c)
Ratio of expenses to average net assets*....................         2.11%(c)
Portfolio turnover**........................................            3%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from December 15, 1998 (commencement of operations) through December 31, 1998.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

ISG FUNDS
LARGE-CAP EQUITY FUND

 FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                              PERIOD ENDED
                                                              DECEMBER 31,
                                                                1998(a)
                                                              ------------
Net Asset Value, Beginning of Period........................    $  25.52
                                                                --------
Investment Activities
  Net realized and unrealized gains (losses) from
    investments.............................................        2.02
                                                                --------
  Total from Investment Activities..........................        2.02
                                                                --------
Net change in asset value...................................        2.02
                                                                --------
Net Asset Value, End of Period..............................    $  27.54
                                                                ========
TOTAL RETURN................................................        7.92%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                               $786,462
Ratio of expenses to average net assets.....................        1.04%(c)
Ratio of net investment income to average net assets........        0.20%(c)
Ratio of expenses to average net assets*....................        1.09%(c)
Portfolio turnover**........................................           3%

 * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


                        CHARLES WINGER
                        Portfolio Manager
[Winger Photo]          ISG Capital Growth Fund

---------------------------------------------------------------
---------------------------------------------------------------
 INVESTMENT GOAL
 The Fund seeks to provide investors with long-term capital growth by investing primarily in the equity securities of domestic issuers whose earnings are growing faster than the economy as a whole. It invests primarily in large U.S. companies with market capitalizations of at least $500 million. This Fund is suitable for investors who are investing for the long-term and are comfortable assuming the additional risk of investing in stocks in exchange for potentially higher total returns.
---------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?

A. It was a good time to be invested in a growth fund. For the 12 months ended December 31, 1998, the Fund's total return was 32.05% (Class A Shares at
NAV).(1) In comparison, the Lipper Growth Fund Index(2) was up 25.69%, and the Standard & Poor's 500 Stock Index rose 28.74%.

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. Our outperformance had as much to do with the stocks we avoided -- particularly during the second half of the year -- as with the stocks we owned. We had decreased our holdings in basic industry and energy stocks, which helped, as both sectors badly underperformed the market. At the same time, we were overweighted in three areas that did very well: technology, health care and consumer cyclicals, the latter being comprised mostly of specialty retailers. Because we were overweighted in three sectors that did much better than the overall market, it is easy to understand why we did so well.

Another factor that helped us was our decision, some time late in the second quarter, to lighten up on our small- and mid-capitalization stocks. By the end of the year, we had only a small weighting in stocks with market caps under $8 billion. The decision to focus almost exclusively on large-cap stocks was very deliberate and proved to be correct. Not only did growth stocks outperform value stocks, but large-caps outperformed smaller issues by a wide margin.

Q. SO WITHIN SPECIFIC SECTORS, YOU SOLD SMALLER NAMES AND BOUGHT BIGGER ONES?

A. Yes. For example, in health care, we sold HEALTHSOUTH, Boston Scientific and Centocor, and took new positions in Eli Lilly (1.8% of the Fund's net assets) and Merck (1.4%). In the consumer cyclicals area, we sold Barnes &
Noble -- which was hurt by competitors, such as Amazon.com -- and Office Depot, and bought Gap Stores (1.3%) and Best Buy (1.3%). And in technology, we added several new names, including Hewlett Packard (2.3%), Xerox (2.0%) and America Online (1.1%). America Online was particularly helpful; in the last four months of the year, the stock tripled in price. In a related area, telecommunications, we added MCI Worldcom (2.9%), which is second only to AT&T in long-distance telecommunications; we think that, from the standpoint of technological expertise, MCI Worldcom is in the forefront of its industry. *

Q. YOUR STRATEGY WAS TO BUY BIG AND BUY GROWTH?

A. Yes, and one more thing. We also felt, early in the year, that large multinational companies would not necessarily do well. Consequently, we liquidated positions that we felt could be hurt due to the turmoil in Asia and elsewhere.

It was a stock-picker's market for just about the entire year. To outperform our benchmark, you had to pick the right stocks, and we were fortunate to be right most of the time.

Q. WHAT'S YOUR OUTLOOK FOR 1999?

A. The biggest wild card in the short run will be what the new euro currency conversion will mean for American companies. We think it could end up creating more competition for companies in the United States; that situation could warrant more caution about the large multi-nationals. There also could be consequences for the U.S. dollar -- which, in turn, could have implications for our bond market and for stocks. If the dollar becomes significantly weak against the new euro, the result could be higher interest rates and inflationary pressure here in the United States.

---------------
(1) Including the 4.75% sales load, the Fund's return was 25.77% for the period.

(2) The Lipper Growth Fund Index is comprised of managed funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

* The Fund's portfolio composition is subject to change.

--------------------------------------------------------------------------------
                            ISG CAPITAL GROWTH FUND
                     PERFORMANCE (AS OF DECEMBER 31, 1998)
--------------------------------------------------------------------------------

                        CAPITAL GROWTH FUND WITH       CAPITAL GROWTH FUND
CLASS A SHARES                SALES CHARGE            WITHOUT SALES CHARGE         S&P 500 STOCK INDEX
                        ------------------------      --------------------         -------------------
'88'                               9525                       10000                       10000
'89'                              12268                       12881                       13149
'90'                              11577                       12155                       12732
'91'                              14433                       15152                       16621
'92'                              15369                       16136                       17896
'93'                              15905                       16698                       19684
'94'                              15838                       16628                       19942
'95'                              20656                       21686                       27406
'96'                              25251                       26511                       33729
'97'                              33026                       34673                       44982
'98'                              43612                       45787                       57839

                                        AVERAGE ANNUAL
                                         TOTAL RETURN
                                  --------------------------
                                  WITHOUT SALES   WITH SALES
                                     CHARGE        CHARGE*
          CLASS A SHARES          -------------   ----------
  1-Year........................      32.05%        25.77%
  5-Year........................      22.35%        21.15%
  10-Year.......................      16.43%        15.87%
  *Reflects maximum sales charge of 4.75%.

CLASS B SHARES                              CAPITAL GROWTH FUND                S&P 500 STOCK INDEX
                                            -------------------                -------------------
'88'                                              10000.00                           10000.00
'89'                                              12881.00                           13149.00
'90'                                              12155.00                           12732.00
'91'                                              15152.00                           16621.00
'92'                                              16136.00                           17896.00
'93'                                              16698.00                           19684.00
'94'                                              16628.00                           19942.00
'95'                                              21686.00                           27406.00
'96'                                              26511.00                           33729.00
'97'                                              34378.00                           44982.00
'98'                                              45023.00                           57839.00

   The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance for more than 6 years and the CDSC would no longer apply.

                                     AVERAGE ANNUAL
                                      TOTAL RETURN
                               --------------------------
                               WITHOUT CDSC   WITH CDSC**
        CLASS B SHARES         ------------   -----------

  1-Year.....................     30.96%         27.96%
  5-Year.....................     21.94%         21.85%
  10-Year....................     16.24%         16.24%
  **Reflects applicable contingent deferred sales charge
    (maximum 4.00%).
  THE DATA FOR CLASS B SHARES PRIMARILY PRESENTS THE
  RESULTS OF THE CLASS A SHARES. ACTUAL CLASS B SHARES
  AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH
  RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.


INSTITUTIONAL SHARES                        CAPITAL GROWTH FUND                S&P 500 STOCK INDEX
                                            -------------------                -------------------
'88'                                              10000.00                           10000.00
'89'                                              12881.00                           13149.00
'90'                                              12155.00                           12732.00
'91'                                              15152.00                           16621.00
'92'                                              16136.00                           17896.00
'93'                                              16698.00                           19684.00
'94'                                              16628.00                           19942.00
'95'                                              21686.00                           27406.00
'96'                                              26511.00                           33729.00
'97'                                              34378.00                           44982.00
'98'                                              45518.00                           57839.00

                                           AVERAGE ANNUAL
                                            TOTAL RETURN
           INSTITUTIONAL SHARES            --------------

  1-Year.................................      32.40%
  5-Year.................................      22.21%
  10-Year................................      16.36%

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

PERFORMANCE FOR THE CLASS B SHARES, WHICH COMMENCED OPERATIONS ON 2/5/98, IS BASED ON THE HISTORICAL PERFORMANCE OF THE CLASS A SHARES (WITHOUT SALES CHARGE) PRIOR TO THAT DATE. CLASS A SHARES PERFORMANCE DOES NOT REFLECT THE HIGHER 12B-1 FEES OR THE CONTINGENT DEFERRED SALES CHARGE (CDSC). HAD THE CDSC AND HIGHER 12B-1 FEES BEEN INCORPORATED, TOTAL RETURN AND HYPOTHETICAL GROWTH FIGURES WOULD HAVE BEEN LOWER.

The Institutional Share class was initially offered on 10/3/97 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

The ISG Capital Growth Fund commenced operations on 4/1/96 through a transfer of assets from certain collective trust fund ("commingled") accounts managed by First American National Bank, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the commingled accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts' performance may have been adversely affected. The performance also reflects reinvestment of dividend and capital gain distributions.

The Fund's performance is compared to the Standard & Poor's 500 Stock Index, a broad measure of the stock market as a whole. The index is unmanaged and does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

PAST PERFORMANCE IS NOT A PREDICTION OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL PURCHASE PRICE.

--------------------------------------------------------------------------------
                            ISG CAPITAL GROWTH FUND
                           (AS OF DECEMBER 31, 1998)
--------------------------------------------------------------------------------
                                  [PIE CHART]
                                SECTOR PROFILE*


Capital Goods--Technology.............................................     27.3%

Health Care...........................................................     16.7%

Consumer Cyclicals....................................................     14.6%

Capital Goods--Industry...............................................      8.9%

Consumer Staples......................................................      8.8%

Financial Services....................................................      7.4%

Cash and Cash Equivalents.............................................      4.7%

Utilities/Telecommunications..........................................      4.4%

Consumer Services.....................................................      3.2%

S&P Depositary Receipts...............................................      2.1%

Transportation........................................................      1.9%

                            TOP 10 EQUITY HOLDINGS*

                                                                    PERCENT OF
                                                                TOTAL INVESTMENTS**
                                                                -------------------
   1.  Home Depot, Inc. ......................................         3.3%
   2.  Cisco Systems, Inc. ...................................         3.2%
   3.  General Electric Co. ..................................         3.2%
   4.  MCI Worldcom, Inc. ....................................         3.0%
   5.  Wal-Mart Stores, Inc. .................................         2.9%
   6.  Lucent Technologies, Inc...............................         2.8%
   7.  Pfizer, Inc. ..........................................         2.7%
   8.  Microsoft Corp. .......................................         2.6%
   9.  Automatic Data Processing, Inc.........................         2.5%
  10.  Warner Lambert Co. ....................................         2.4%

 * The Fund's portfolio composition is subject to change.

** Total investments excluding short-term securities held as collateral.

ISG FUNDS                                      SCHEDULE OF PORTFOLIO INVESTMENTS
CAPITAL GROWTH FUND                                            DECEMBER 31, 1998

 COMMON STOCKS (93.1%)
                                    SHARES OR         MARKET
SECURITY                            PRINCIPAL          VALUE
DESCRIPTION                            AMOUNT       (NOTE 4)
---------------------------------  ----------   ------------
AEROSPACE & MILITARY TECHNOLOGY (1.5%)
United Technologies Corp.........      25,000   $  2,718,750
                                                ------------
AIR TRANSPORTATION (1.9%)
Southwest Airlines Co............     156,000      3,500,250
                                                ------------
BANKING (4.1%)
Firstar Corp.....................      45,000      4,196,250
Wachovia Corp....................      36,000      3,147,750
                                                ------------
                                                   7,344,000
                                                ------------
BUSINESS EQUIPMENT & SERVICES (4.1%)
Pitney Bowes, Inc................      55,500      3,666,469
Xerox Corp.......................      31,500      3,717,000
                                                ------------
                                                   7,383,469
                                                ------------
COMPUTER SOFTWARE AND SERVICES (8.6%)
America Online, Inc.(c)..........      12,000      1,920,000
Cisco Systems, Inc.(b)(c)........      61,687      5,725,324
Dell Computer Corp.(b)(c)........      40,000      2,927,500
Keane, Inc.(c)...................      48,500      1,936,969
SunGard Data Systems, Inc.(c)....      75,000      2,976,563
                                                ------------
                                                  15,486,356
                                                ------------
CONSUMER SERVICES (1.9%)
Service Corp. International......      89,500      3,406,594
                                                ------------
COSMETICS & TOILETRIES (1.0%)
Colgate-Palmolive Co.(b).........      20,000      1,857,500
                                                ------------
DATA PROCESSING (2.5%)
Automatic Data Processing,
  Inc............................      55,500      4,450,406
                                                ------------
ELECTRICAL EQUIPMENT (3.2%)
General Electric Co.(b)..........      56,000      5,715,500
                                                ------------
ENTERTAINMENT (1.3%)
Time Warner, Inc.................      38,000      2,358,375
                                                ------------
FINANCIAL SERVICES (2.4%)
Fannie Mae(b)....................      58,000      4,292,000
                                                ------------
HEALTH CARE -- DRUGS (14.4%)
Abbott Laboratories..............      75,500      3,699,500
Amgen, Inc.(c)...................      34,500      3,607,406
Eli Lilly & Co...................      37,500      3,332,813
Merck & Co., Inc.(b).............      17,000      2,510,688
Pfizer, Inc......................      38,500      4,829,343
Schering-Plough Corp.............      70,000      3,867,500
Warner-Lambert Co................      59,500      4,473,655
                                                ------------
                                                  26,320,905
                                                ------------
INDUSTRIAL GOODS & SERVICES (4.6%)
Hewlett-Packard Co...............      60,000      4,098,750
IBM Corp.........................      22,500      4,156,875
                                                ------------
                                                   8,255,625
                                                ------------
INSURANCE -- PROPERTY & CASUALTY (1.0%)
American International Group,
  Inc. (b).......................      18,750      1,811,719
                                                ------------
 COMMON STOCKS, CONTINUED
                                    SHARES OR         MARKET
SECURITY                            PRINCIPAL          VALUE
DESCRIPTION                            AMOUNT       (NOTE 4)
---------------------------------  ----------   ------------
MANUFACTURING (2.2%)
Tyco International, Ltd. (b).....      52,510   $  3,961,223
                                                ------------
MEDICAL EQUIPMENT & SUPPLIES (2.1%)
Medtronic, Inc.(b)...............      51,500      3,823,875
                                                ------------
RETAIL (11.9%)
Albertsons, Inc.(b)..............      58,500      3,725,719
Dayton Hudson Corp.(b)...........      75,000      4,068,750
Dollar General Corp.(b)..........     144,750      3,419,719
Gap (The), Inc...................      42,500      2,390,625
Safeway, Inc.(c).................      48,000      2,925,000
Wal-Mart Stores, Inc.(b).........      64,000      5,212,000
                                                ------------
                                                  21,741,813
                                                ------------
RETAIL -- SPECIALTY STORES (10.4%)
Best Buy Co., Inc.(c)............      37,500      2,301,563
CVS Corp.........................      66,618      3,663,990
Home Depot, Inc..................      96,000      5,874,000
Lowe's Cos., Inc.................      62,000      3,173,625
Walgreen Co.(b)..................      64,500      3,777,281
                                                ------------
                                                  18,790,459
                                                ------------
TECHNOLOGY (5.8%)
Applied Materials, Inc.(c).......      41,000      1,750,188
Intel Corp.......................      33,800      4,007,413
Microsoft Corp.(b)(c)............      34,200      4,743,112
                                                ------------
                                                  10,500,713
                                                ------------
TELECOMMUNICATIONS (3.8%)
Lucent Technologies, Inc.(b).....      46,500      5,115,000
Tellabs, Inc.(c).................      27,000      1,851,188
                                                ------------
                                                   6,966,188
                                                ------------
UTILITIES -- TELEPHONE (4.4%)
GTE Corp.........................      40,000      2,600,000
MCI Worldcom, Inc.(c)............      75,500      5,417,125
                                                ------------
                                                   8,017,125
                                                ------------
TOTAL COMMON STOCKS
  (Cost $117,970,683)............                168,702,845
                                                ------------
 INVESTMENT COMPANIES (6.1%)
AIM Liquid Assets Money Market
  Fund...........................     371,567        371,567
AIM Prime Money Market Fund......   6,907,234      6,907,234
Dreyfus Prime Money Market
  Fund...........................           1              1
S&P 500 Depository Receipt.......      30,000      3,690,000
                                                ------------
TOTAL INVESTMENT COMPANIES
  (Cost $10,743,493).............                 10,968,802
                                                ------------

                                   Continued

ISG FUNDS                                      SCHEDULE OF PORTFOLIO INVESTMENTS
CAPITAL GROWTH FUND                                            DECEMBER 31, 1998

 SHORT-TERM SECURITIES HELD AS COLLATERAL (28.2%)
                                         SHARES OR         MARKET
SECURITY                                 PRINCIPAL          VALUE
DESCRIPTION                                 AMOUNT       (NOTE 4)
-------------------------------------  -----------   ------------
COMMERCIAL PAPER (24.7%)
Dominion SemiConductor, 5.86%,
  2/16/99............................  $ 5,000,000   $  4,962,336
GTE, 5.40%, 1/4/99...................    5,000,000      4,997,000
MCI WorldCom, 5.55%, 2/24/99.........    4,000,000      3,966,613
PS Colorado Credit Corp., 5.45%,
  1/4/99.............................    3,500,000      3,497,881
Raytheon Company, 5.85%, 2/5/99......   12,259,000     12,188,371
Working Capital II, 7.00%, 1/8/99....   15,000,000     14,979,000
                                                     ------------
                                                       44,591,201
                                                     ------------
FLOATING RATE NOTE (3.3%)
General Motors Acceptance Corp.,
  5.30%*, 11/13/00...................    6,000,000      6,000,000
                                                     ------------
REPURCHASE AGREEMENTS (0.2%)
Lehman Brothers, 4.70%, 1/4/99, dated
  12/31/98, with a maturity value of
  $421,815 (Collateralized by
  $310,266 Capstead Mortgage,
  10/25/24, fair value -- $100,537;
  $566,973 Saxon Mortgage, 7.50%,
  7/25/24, fair value -- $330,068)...      421,595        421,595

 SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED

                                         SHARES OR         MARKET
SECURITY                                 PRINCIPAL          VALUE
DESCRIPTION                                 AMOUNT       (NOTE 4)
-------------------------------------  -----------   ------------
                                                     ------------
TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL
  (Cost $51,012,796)..............................   $ 51,012,796
                                                     ------------
TOTAL INVESTMENTS (Cost $179,726,972) (a) --
  (127.4%)........................................    230,684,443
Liabilities in excess of other assets --
  (-27.4)%........................................    (49,657,201)
                                                     ------------
TOTAL NET ASSETS -- (100.0%)......................   $181,027,242
                                                     ============

---------------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $193,167. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

          Unrealized appreciation........  $51,514,224
          Unrealized depreciation........     (749,920)
                                           -----------
          Net unrealized appreciation....  $50,764,304
                                           ===========

(b) All or a portion of this security has been loaned at December 31, 1998.

(c) Non-income producing security.

 *  Variable rate security. Rate represents rate in effect at December 31, 1998.

                       See notes to financial statements.

ISG FUNDS
CAPITAL GROWTH FUND

 STATEMENT OF ASSETS AND LIABILITIES

                                          DECEMBER 31, 1998

ASSETS:
Investments, at value (cost
  $179,305,377)................                $230,262,848
Repurchase agreements, at
  cost.........................                     421,595
                                               ------------
    Total Investments..........                 230,684,443
Interest and dividends
  receivable...................                     121,137
Receivable for capital shares
  issued.......................                      43,747
Receivable for investments
  sold.........................                   3,168,633
Deferred organization costs....                       5,181
Prepaid expenses and other
  assets.......................                      18,035
                                               ------------
    TOTAL ASSETS...............                 234,041,176
LIABILITIES:
Payable for return of
  collateral held for
  securities on loan...........  $51,012,796
Distributions payable..........       19,095
Payable for investments
  purchased....................    1,843,459
Payable for capital shares
  redeemed.....................        1,159
Accrued expenses and other
  payables:
  Advisory fees................       93,029
  Administration fees..........        2,963
  Shareholder servicing fees --
    Class B Shares.............           76
  Distribution fees -- Class A
    Shares.....................          126
  Distribution fees -- Class B
    Shares.....................          229
  Other........................       41,002
                                 -----------
    TOTAL LIABILITIES..........                  53,013,934
                                               ------------
NET ASSETS:
Capital........................                 125,688,049
Undistributed (distributions in
  excess of) net investment
  income.......................                      (3,699)
Undistributed (distributions in
  excess of) net realized
  gains........................                   4,385,421
Net unrealized appreciation
  (depreciation) from
  investments..................                  50,957,471
                                               ------------
NET ASSETS.....................                $181,027,242
                                               ============
Class A Shares
  Net Assets...................                $  4,631,427
  Shares outstanding...........                     326,256
  Redemption price per share...                $      14.20
                                               ============
Class A Shares -- Maximum Sales
  Charge.......................                        4.75%
                                               ------------
  Maximum Offering Price Per
    Share (100%/(100% --
    Maximum Sales Charge) of
    net asset value adjusted to
    the nearest cent)..........                $      14.91
                                               ============
Class B Shares
  Net Assets...................                $  2,853,712
  Shares outstanding...........                     204,983
  Offering price per share*....                $      13.92
                                               ============
Institutional Shares
  Net Assets...................                $173,542,103
  Shares outstanding...........                  12,319,904
  Offering and redemption price
    per share..................                $      14.09
                                               ============

---------------
 * Redemption price per share varies by length of time shares are held. STATEMENTS OF OPERATIONS

                                            FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:
Interest income...................               $   130,755
Dividend income...................                 1,475,385
Income from securities lending....                    82,019
                                                 -----------
    TOTAL INVESTMENT INCOME.......                 1,688,159
EXPENSES:
Investment advisory fees..........  $1,005,152
Administration fees...............     231,959
Shareholder servicing fees --
  Class B Shares..................       2,697
Distribution fees -- Class A
  Shares..........................       6,073
Distribution fees -- Class B
  Shares..........................       8,089
Accounting fees...................      71,337
Transfer agent fees...............      88,295
Directors' fees...................      10,187
Other fees........................     187,749
                                    ----------
  Total expenses before voluntary
    fee reductions................                 1,611,538
  Expenses voluntarily reduced....                   (10,128)
                                                 -----------
  Net Expenses....................                 1,601,410
                                                 -----------
NET INVESTMENT INCOME.............                    86,749
                                                 -----------
REALIZED/UNREALIZED GAINS (LOSSES)
  FROM INVESTMENTS:
Net realized gains (losses) from
  investment transactions.........                31,139,357
Net change in unrealized
  appreciation (depreciation) from
  investments.....................                13,755,998
                                                 -----------
Net realized/unrealized gains
  (losses) from investments.......                44,895,355
                                                 -----------
Change in net assets resulting
  from operations.................               $44,982,104
                                                 ===========

                       See notes to financial statements

ISG FUNDS
CAPITAL GROWTH FUND

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  1998            1997
                                                              ------------    ------------
FROM INVESTMENT ACTIVITIES:
Operations:
  Net investment income.....................................  $     86,749    $    641,875
  Net realized gains (losses) from investment
    transactions............................................    31,139,357      19,491,761
  Net change in unrealized appreciation (depreciation) from
    investments.............................................    13,755,998      11,188,742
                                                              ------------    ------------
Change in net assets resulting from operations..............    44,982,104      31,322,378
                                                              ------------    ------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income................................            --        (374,481)
  From net realized gains on investment transactions........      (660,055)       (121,087)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
  From net realized gains on investment transactions........      (355,976)(b)           --
DISTRIBUTIONS TO INSTITUTIONAL SHAREHOLDERS:
  From net investment income................................       (86,749)       (266,590)(a)
  In excess of net investment income........................        (1,592)             --(a)
  From net realized gains on investment transactions........   (25,873,606)    (19,052,919)(a)
                                                              ------------    ------------
Change in net assets from shareholder distributions.........   (26,977,978)    (19,815,077)
                                                              ------------    ------------
Change in net assets from capital transactions..............    20,403,758      82,104,090
                                                              ------------    ------------
Change in net assets........................................    38,407,884      93,611,391
                                                              ------------    ------------
NET ASSETS:
  Beginning of period.......................................   142,619,358      49,007,967
                                                              ------------    ------------
  End of period.............................................  $181,027,242    $142,619,358
                                                              ============    ============

---------------

(a) For the period from October 3, 1997 (commencement of operations) through December 31, 1997.

(b) For the period from February 5, 1998 (commencement of operations) through December 31, 1998.

 STATEMENT OF CASH FLOWS

                                                                 YEAR ENDED
                                                                DECEMBER 31,
                                                                    1998
                                                                ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net investment income.....................................    $     86,749
  Adjustments to reconcile net investment income to net cash provided by (used in) operating activities:
    Cost of investment securities purchased.................    (397,392,812)
    Proceeds from disposition of investment securities......     404,171,911
    Decrease (increase) in investments purchased with cash
     collateral from securities lending.....................     (51,012,796)
    Decrease (increase) in interest and dividends
     receivable.............................................          20,740
    Decrease (increase) in other assets.....................           3,678
    Increase (decrease) in payable for return of collateral
     received from securities lending.......................      51,012,796
    Increase (decrease) in accrued expenses.................          92,147
    Net amortization/accretion from investments.............        (131,565)
                                                                ------------
  Net cash provided by (used in) operating activities.......       6,850,848
                                                                ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from shares issued...............................      20,329,200
  Cost of shares redeemed...................................     (26,373,877)
  Cash distributions paid...................................        (806,171)
                                                                ------------
  Net cash provided by (used in) financing activities.......      (6,850,848)
                                                                ------------
Net increase (decrease) in cash.............................              --
CASH:
  Beginning balance.........................................              --
                                                                ------------
  Ending balance............................................    $         --
                                                                ============

---------------

Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $26,420,847.

                       See notes to financial statements.

ISG FUNDS
CAPITAL GROWTH FUND

 FINANCIAL HIGHLIGHTS, CLASS A SHARES

                                                               YEAR ENDED      YEAR ENDED    PERIOD ENDED
                                                              DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                                  1998            1997         1996(a)
                                                              ------------    ------------   ------------
Net Asset Value, Beginning of Period........................     $12.80          $11.32        $ 10.00
                                                                 ------          ------        -------
Investment Activities
  Net investment income (loss)..............................      (0.01)           0.06             --
  Net realized and unrealized gains (losses) from
    investments.............................................       3.89            3.40           1.32
                                                                 ------          ------        -------
  Total from Investment Activities..........................       3.88            3.46           1.32
                                                                 ------          ------        -------
Distributions
  Net investment income.....................................         --           (0.06)            --
  Net realized gains........................................      (2.48)          (1.92)            --
                                                                 ------          ------        -------
  Total Distributions.......................................      (2.48)          (1.98)            --
                                                                 ------          ------        -------
Net change in asset value...................................       1.40            1.48           1.32
                                                                 ------          ------        -------
Net Asset Value, End of Period..............................     $14.20          $12.80        $ 11.32
                                                                 ======          ======        =======

TOTAL RETURN (EXCLUDES SALES CHARGE)........................      32.05%          30.79%         13.20% (b)

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...........................     $4,631          $  858        $49,008
Ratio of expenses to average net assets.....................       1.28%           0.93%          1.20% (c)
Ratio of net investment income (loss) to average net
  assets....................................................       (0.19)%          0.42%        (0.02)%(c)
Ratio of expenses to average net assets*....................       1.29%           1.18%          1.39% (c)
Portfolio turnover**........................................        152%            116%            69%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 ** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from April 1, 1996 (commencement of operations) through December 31, 1996.
(b) Not annualized.
(c) Annualized.

 FINANCIAL HIGHLIGHTS, CLASS B SHARES

                                                              PERIOD ENDED
                                                              DECEMBER 31,
                                                                1998(a)
                                                              ------------
Net Asset Value, Beginning of Period........................     $13.10
                                                                 ------
Investment Activities
  Net investment income (loss)..............................      (0.05)
  Net realized and unrealized gains (losses) from
    investments.............................................       3.35
                                                                 ------
  Total from Investment Activities..........................       3.30
                                                                 ------
Distributions
  Net realized gains........................................      (2.48)
                                                                 ------
  Total Distributions.......................................      (2.48)
                                                                 ------
Net change in net asset value...............................       0.82
                                                                 ------
Net Asset Value, End of Period..............................     $13.92
                                                                 ======
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................      26.86% (b)

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...........................     $2,854
Ratio of expenses to average net assets.....................       2.04% (c)
Ratio of net investment income (loss) to average net
  assets....................................................       (0.95)%(c)
Portfolio turnover*.........................................        152%

 * Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from February 5, 1998 (commencement of operations) through December 31, 1998.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

ISG FUNDS
CAPITAL GROWTH FUND

 FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                               YEAR ENDED    PERIOD ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  1998         1997(a)
                                                              ------------   ------------
Net Asset Value, Beginning of Period........................    $  12.69       $  14.51
                                                                --------       --------
Investment Activities
  Net investment income.....................................        0.01           0.02
  Net realized and unrealized gains (losses) from
    investments.............................................        3.88           0.10
                                                                --------       --------
  Total from Investment Activities..........................        3.89           0.12
                                                                --------       --------
Distributions
  Net investment income.....................................       (0.01)         (0.02)
  Net realized gains........................................       (2.48)         (1.92)
                                                                --------       --------
  Total Distributions.......................................       (2.49)         (1.94)
                                                                --------       --------
Net change in asset value...................................        1.40          (1.82)
                                                                --------       --------
Net Asset Value, End of Period..............................    $  14.09       $  12.69
                                                                ========       ========
TOTAL RETURN................................................       32.40%          0.88%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...........................    $173,542       $141,761
Ratio of expenses to average net assets.....................        1.02%          0.58%(c)
Ratio of net investment income to average net assets........        0.07%          0.80%(c)
Ratio of expenses to average net assets*....................        1.03%          0.99%(c)
Portfolio turnover**........................................         152%           116%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(a) For the period from October 3, 1997 (commencement of operations) through December 31, 1997.

(b) Not annualized.

(c) Annualized.

                       See notes to financial statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


                        WILLIAM A. WOMACK
                        Portfolio Manager
[WOMACK PHOTO]          ISG Small-Cap Opportunity Fund+

---------------------------------------------------------------
---------------------------------------------------------------
 INVESTMENT GOAL
 The Fund aggressively seeks to provide investors with the potential to achieve a high level of total return through investments in smaller, domestic, high-growth companies with small capitalizations. The Fund is most suitable for investors who are investing for the long term and are comfortable assuming the additional risk of investing in stocks in exchange for potentially higher total returns.
---------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?

A. It was a tough year for small-cap stocks. For the 12 months ended December 31, 1998, the Fund's total return was -7.20% (Class A shares at NAV).(1) In comparison, the Russell 2000 Stock Index returned -2.55% for the period.

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. Small-cap stocks, in general, underperformed large-cap issues. In our view, the Fund has tended to outperform in years with positive market returns and underperform in years with negative market returns. Because this was a negative year for the types of stocks we select, we found the climate especially challenging. In particular, our holdings in the oil and oil field service areas hindered performance. When energy prices collapsed in late summer and early fall, we were hurt by our exposure to those sectors.

However, we stayed true to our investment objective; unlike some other small-cap funds, we did not chase after larger names just because they had momentum. This past year, as always, we remained disciplined in our approach.

Q. WHAT IS YOUR INVESTMENT APPROACH?

A. We start by looking for stocks with a minimum of 20% growth in revenues and/or earnings; that is our minimum cut. Beyond that, we are strong believers in "growth at a reasonable price." We stay away from stocks with excessively high price-to-earnings ratios, and we follow a bottom-up approach. We do our homework, researching as many companies as we can find, that meet our basic criteria. From a working list of approximately 100 companies, we perform rigorous fundamental analysis and attempt to own between 40 and 60 of these best-known stocks.

We also look at initial public offerings, or IPOs, because we think those are the new growth companies for the future. And we try to take advantage of inefficiencies in the market, identifying stocks that are under pressure for various reasons that, we believe, will not adversely affect their earnings going forward.

At the same time, if we think a stock we own is overvalued, we will sell it and wait for the price to come back down. We also maintain a strict sell discipline, and we will sell a stock if its earnings projections fall or its relative price strength weakens.

Q. WHAT STOCKS PERFORMED WELL FOR YOU?

A. One stock that did well for us was Terex Corp. (3.4% of the Fund's net assets), which is in the crane and equipment-lifting business. Arterial Vascular Engineering (2.6%) has been a great stock for us; it recently was bought out by Medtronics. In the restaurant group, Outback Steakhouse (2.2%) and Brinker International (1.2%) did well. Other stocks that helped us were Cree Research (5.9%), which is in the semiconductor business, and Insight Enterprises (3.2%), which sells computers and computer peripherals through telemarketing and over the Internet.*

Q. WHAT IS YOUR OUTLOOK FOR 1999?

A. We are very optimistic of the coming year. The reason is, we believe the valuations in the small-cap market are extremely attractive, versus the overbought levels we see in some of the large-cap stocks. We believe there continues to be plenty of money coming into the stock market and that investors will realize that the growth they want is in small-company stocks.

---------------
+ Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than large company stocks on average.

 (1) Including the 4.75% sales load, the Fund's return was -11.60% for the period.

* The Fund's portfolio composition is subject to change.

--------------------------------------------------------------------------------
                         ISG SMALL-CAP OPPORTUNITY FUND
                     PERFORMANCE (AS OF DECEMBER 31, 1998)
--------------------------------------------------------------------------------

                          SMALL-CAP OPPORTUNITY       SMALL-CAP OPPORTUNITY
CLASS A SHARES           FUND WITH SALES CHARGE     FUND WITHOUT SALES CHARGE   RUSSELL 2000 STOCK INDEX
                         ----------------------     -------------------------   ------------------------
'88'                               9525                       10000                       10000
'89'                              11454                       12026                       11624
'90'                              10697                       11231                        9356
'91'                              17023                       17872                       13665
'92'                              21273                       22333                       16181
'93'                              28038                       29436                       19240
'94'                              26017                       27315                       18890
'95'                              33428                       35095                       24262
'96'                              41779                       43862                       28264
'97'                              51978                       54571                       34584
'98'                              48237                       50643                       33703

                                        AVERAGE ANNUAL
                                         TOTAL RETURN
                                  --------------------------
                                  WITHOUT SALES   WITH SALES
                                     CHARGE        CHARGE*
          CLASS A SHARES          -------------   ----------
  1-Year........................      -7.20%        -11.60%
  5-Year........................      11.46%         10.39%
  10-Year.......................      17.61%         17.05%
  *Reflects the maximum sales charge of 4.75%.

CLASS B SHARES                           SMALL-CAP OPPORTUNITY FUND          RUSSELL 2000 STOCK INDEX
                                         --------------------------          ------------------------
'88'                                               10000                              10000
'89'                                               12026                              11624
'90'                                               11231                               9356
'91'                                               17872                              13665
'92'                                               22333                              16181
'93'                                               29436                              19240
'94'                                               27315                              18890
'95'                                               35095                              24262
'96'                                               43862                              28264
'97'                                               54571                              34584
'98'                                               50682                              33703

   The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than 6 years and the CDSC would no longer apply.

                                     AVERAGE ANNUAL
                                      TOTAL RETURN
                               --------------------------
                               WITHOUT CDSC   WITH CDSC**
        CLASS B SHARES         ------------   -----------

  1-Year.....................      -7.13%        -9.74%
  5-Year.....................      11.48%        11.35%
  10-Year....................      17.62%        17.62%
  **Reflects the applicable contingent deferred sales
    charge (maximum 4.00%).
  THE DATA FOR CLASS B SHARES PRIMARILY PRESENTS THE
  RESULTS OF THE CLASS A SHARES. ACTUAL CLASS B SHARES
  AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH
  RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.


INSTITUTIONAL SHARES                     SMALL-CAP OPPORTUNITY FUND          RUSSELL 2000 STOCK INDEX
--------------------                   --------------------------          ------------------------
'88'                                               10000                              10000
'89'                                               12026                              11624
'90'                                               11231                               9356
'91'                                               17872                              13665
'92'                                               22333                              16181
'93'                                               29436                              19240
'94'                                               27315                              18890
'95'                                               35095                              24262
'96'                                               43862                              28264
'97'                                               54571                              34584
'98'                                               50643                              33703

                                           AVERAGE ANNUAL
                                            TOTAL RETURN
           INSTITUTIONAL SHARES            --------------

  1-Year.................................       -7.20%
  5-Year.................................       11.46%
  10-Year................................       17.61%

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

The quoted returns reflect the performance from 8/1/94 to 12/14/98 of the DG Opportunity Fund (the "Predecessor Fund"), an open-end investment company that was the predecessor fund to the ISG Small-Cap Opportunity Fund.

PERFORMANCE FOR THE CLASS B SHARES, WHICH COMMENCED OPERATIONS ON 12/21/98, IS BASED ON THE HISTORICAL PERFORMANCE OF THE CLASS A SHARES, (WITHOUT SALES CHARGE) PRIOR TO THAT DATE. CLASS A SHARES PERFORMANCE DOES NOT REFLECT THE HIGHER 12B-1 FEES OR THE CONTINGENT DEFERRED SALES CHARGE (CDSC). HAD THE CDSC AND HIGHER 12B-1 FEES BEEN INCORPORATED, TOTAL RETURN AND HYPOTHETICAL GROWTH FIGURES WOULD HAVE BEEN LOWER.

The Institutional Share class was initially offered on 12/14/98 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

The Predecessor Fund commenced operations on 8/1/94 through a transfer of assets from certain collective trust fund ("commingled") accounts managed by Deposit Guaranty Corp., using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the commingled accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts' performance may have been adversely affected. The performance also reflects reinvestment of dividends and capital gain distributions.

The Fund's performance is compared to the Russell 2000 Stock Index, an unmanaged index generally representative of the performance of small-capitalization stocks. The Index is unmanaged and does not reflect expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

PAST PERFORMANCE IS NOT A PREDICTION OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL PURCHASE PRICE.

--------------------------------------------------------------------------------
                         ISG SMALL-CAP OPPORTUNITY FUND
                           (AS OF DECEMBER 31, 1998)
--------------------------------------------------------------------------------

                                  [PIE CHART]


Consumer Cyclicals ....................      4.2%
Utilities/Telecommunications ..........      5.2%
Cash and Cash Equivalents .............     10.7%
Transportation ........................      4.0%
Consumer Services .....................      6.1%
Health Care ...........................      5.8%
Capital Goods - Technology ............     22.9%
Capital Goods and Industry ............      6.8%
Restaurant ............................     10.0%
Financial Services ....................      7.1%
Retail ................................     12.1%
Energy ................................      5.1%

                            TOP 10 EQUITY HOLDINGS*

                                                                   PERCENT OF
                                                                TOTAL INVESTMENTS
                                                                -----------------
   1.  Cree Research, Inc. ...................................        5.9%
   2.  T. Rowe Price Associates ..............................        4.0%
   3.  Kuhlman Corp. .........................................        3.5%
   4.  Terex Corp. ...........................................        3.4%
   5.  Insight Enterprises, Inc. .............................        3.2%
   6.  Hunt (J.B.) Transport Services, Inc....................        3.2%
   7.  Ames Department Stores, Inc. ..........................        3.2%
   8.  INSO Corp. ............................................        3.1%
   9.  Micros Systems, Inc. ..................................        3.1%
  10.  Foodmaker, Inc. .......................................        2.8%

* The Fund's portfolio composition is subject to change.

ISG FUNDS                                      SCHEDULE OF PORTFOLIO INVESTMENTS
SMALL-CAP OPPORTUNITY FUND                                     DECEMBER 31, 1998

 COMMON STOCKS (91.7%)
                                    SHARES OR         MARKET
SECURITY                            PRINCIPAL          VALUE
DESCRIPTION                            AMOUNT       (NOTE 4)
--------------------------------  -----------   ------------
AIR TRANSPORTATION (0.6%)
Atlantic Coast Airlines Holdings
  (b)...........................       27,000   $    675,000
                                                ------------
BUSINESS EQUIPMENT & SERVICES (7.5%)
Comforce Corp. (b)..............      218,000      1,171,750
Employee Solutions, Inc. (b)....       85,000        217,813
Master Graphics, Inc. (b).......       57,500        283,906
Micros Systems, Inc. (b)........      100,000      3,287,500
Rainbow Rentals, Inc. (b).......      130,000      1,283,750
Staffmark, Inc. (b).............       83,000      1,857,125
                                                ------------
                                                   8,101,844
                                                ------------
CAPITAL GOODS (7.0%)
Kuhlman Corp....................      100,000      3,787,500
Terex Corp. (b).................      129,700      3,704,556
                                                ------------
                                                   7,492,056
                                                ------------
COMPUTER SOFTWARE AND SERVICES (3.2%)
Insight Enterprises, Inc. (b)...       68,000      3,459,500
                                                ------------
ENVIRONMENTAL CONTROL (1.9%)
Eastern Environmental Services,
  Inc. (b)......................       70,000      2,073,750
                                                ------------
FINANCIAL SERVICES (7.1%)
Hambrecht & Quist Group (b).....       40,200        912,038
Morgan Keegan, Inc..............      130,000      2,445,625
T. Rowe Price Associates........      126,000      4,315,500
                                                ------------
                                                   7,673,163
                                                ------------
HEALTH CARE (4.3%)
Arterial Vascular Engineering,
  Inc. (b)......................       54,200      2,845,500
Neotherapeutics, Inc. (b).......      119,000      1,249,500
ProMedCo Management Co. (b).....       82,500        495,000
                                                ------------
                                                   4,590,000
                                                ------------
LEISURE & RESORTS (1.6%)
Fairfield Communities, Inc.
  (b)...........................      158,000      1,747,875
                                                ------------
MACHINERY & EQUIPMENT (0.2%)
Iteq, Inc. (b)..................       76,000        161,500
                                                ------------
OIL & GAS (5.3%)
Forcenergy, Inc. (b)............      100,000        262,500
Friede Goldman International,
  Inc. (b)......................      106,600      1,212,575
Gulf Island Fabrication, Inc.
  (b)...........................      106,000        821,500
Input/Output, Inc. (b)..........      113,800        832,163
Pool Energy Services Co. (b)....      123,000      1,329,937
Snyder Oil Corp.................       57,600        766,800
TransCoastal Marine Services,
  Inc. (b)......................      167,500        497,266
                                                ------------
                                                   5,722,741
                                                ------------
 COMMON STOCKS, CONTINUED
                                    SHARES OR         MARKET
SECURITY                            PRINCIPAL          VALUE
DESCRIPTION                            AMOUNT       (NOTE 4)
--------------------------------  -----------   ------------
PHARMACEUTICALS (3.4%)
Horizon Pharmacies, Inc. (b)....      161,000   $  1,740,813
Sangstat Medical Corp. (b)......       90,000      1,912,500
                                                ------------
                                                   3,653,313
                                                ------------
RESTAURANTS (10.6%)
Brinker International, Inc.
  (b)...........................       47,800      1,380,225
Dave & Buster's, Inc. (b).......       84,500      1,948,781
Foodmaker, Inc. (b).............      136,000      3,000,500
Outback Steakhouse, Inc. (b)....       61,000      2,432,375
RARE Hospitality International,
  Inc. (b)......................      185,000      2,590,000
                                                ------------
                                                  11,351,881
                                                ------------
RETAIL (10.3%)
Ames Department Stores, Inc.
  (b)...........................      127,000      3,428,999
Consolidated Stores Corp. (b)...       61,500      1,241,531
General Nutrition Cos. (b)......      110,000      1,787,499
Pamida Holdings Corp. (b).......      104,400        437,175
Stage Stores, Inc. (b)..........      138,500      1,298,438
Stein Mart, Inc. (b)............      118,000        822,313
Trans World Entertainment Corp.
  (b)...........................       85,000      1,620,313
Ugly Duckling Corp..............       91,700        424,113
                                                ------------
                                                  11,060,381
                                                ------------
TECHNOLOGY (9.4%)
Data General Corp. (b)..........      160,000      2,630,000
Datastream Systems, Inc. (b)....      204,000      2,346,000
Inso Corp. (b)..................      133,000      3,325,000
Microage, Inc. (b)..............       50,400        774,900
Micrografx, Inc. (b)............       89,500        984,500
                                                ------------
                                                  10,060,400
                                                ------------
TELECOMMUNICATIONS (14.0%)
Carrier Access Corp. (b)........       37,800      1,301,738
Cree Research, Inc. (b).........      133,000      6,367,374
Semtech Corp. (b)...............       75,200      2,697,799
Skytel Communications, Inc.
  (b)...........................      121,100      2,679,338
World Access, Inc. (b)..........       90,000      1,923,750
                                                ------------
                                                  14,969,999
                                                ------------
TRANSPORTATION (4.2%)
Hunt (J.B.) Transport Services,
  Inc...........................      150,000      3,450,000
U.S. Xpress Enterprises, Inc.,
  Class A (b)...................       72,000      1,080,000
                                                ------------
                                                   4,530,000
                                                ------------

                                   Continued

ISG FUNDS                                     SCHEDULE OF PORTFOLIO INVESTMENTS
SMALL-CAP OPPORTUNITY FUND                                    DECEMBER 31, 1998


 COMMON STOCKS, CONTINUED
                                    SHARES OR         MARKET
SECURITY                            PRINCIPAL          VALUE
DESCRIPTION                            AMOUNT       (NOTE 4)
--------------------------------  -----------   ------------
WHOLESALE DISTRIBUTION (1.1%)
United Stationers, Inc. (b).....       47,000   $  1,222,000
                                                ------------
TOTAL COMMON STOCKS (Cost
  $84,391,488)..................                  98,545,403
                                                ------------
 CASH EQUIVALENTS (0.1%)
Bank of New York Cash Reserve
  Money Market Fund.............  $   149,961        149,961
                                                ------------
TOTAL CASH EQUIVALENTS
  (Cost $149,961)...............                     149,961
                                                ------------
 REPURCHASE AGREEMENTS (8.4%)
                                    SHARES OR         MARKET
SECURITY                            PRINCIPAL          VALUE
DESCRIPTION                            AMOUNT       (NOTE 4)
--------------------------------  -----------   ------------
Cantor Fitzgerald, 5.00%,
  1/4/99, dated 12/30/98, with a
  maturity value of $9,006,250
  (Collateralized by $8,935,000
  U.S. Treasury Notes, 5.50%,
  2/29/00, fair
  value -- $9,181,178)..........  $ 9,000,000   $  9,000,000
                                                ------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $9,000,000).............                   9,000,000
                                                ------------
TOTAL INVESTMENTS
  (Cost $93,541,449)
    (a) -- (100.2%)                              107,695,364
Liabilities in excess of other
  assets -- (-0.2%)                                 (241,836)
                                                ------------
TOTAL NET ASSETS -- (100.0%)                    $107,453,528
                                                ============

---------------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $448,145. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation...........  $24,719,710
  Unrealized depreciation...........  (11,013,940)
                                      -----------
  Net unrealized appreciation.......  $13,705,770
                                      ===========

(b) Non-income producing security.

                       See notes to financial statements.

ISG FUNDS
SMALL-CAP OPPORTUNITY FUND

 STATEMENT OF ASSETS AND LIABILITIES

                                                               DECEMBER 31, 1998

ASSETS:
Investments, at value (cost
  $84,541,449).....................             $ 98,695,364
Repurchase agreements, at cost.....                9,000,000
                                                ------------
  Total Investments................              107,695,364
Interest and dividends
  receivable.......................                   48,167
Receivable for capital shares
  issued...........................                    1,448
Receivable from investment
  advisor..........................                   11,067
                                                ------------
  TOTAL ASSETS.....................              107,756,046
LIABILITIES:
Custody payable....................  $    120
Payable for investments
  purchased........................   236,188
Payable for capital shares
  redeemed.........................       665
Accrued expenses and other
  payables:
  Advisory fees....................    48,713
  Administration fees..............     1,744
  Shareholder servicing
    fees -- Class A Shares.........       217
  Shareholder servicing fees --
    Institutional Shares...........     1,527
  Other............................    13,344
                                     --------
  TOTAL LIABILITIES................                  302,518
                                                ------------
NET ASSETS:
Capital............................              104,693,657
Undistributed (distributions in
  excess of) net realized gains
  (losses).........................              (11,394,044)
Net unrealized appreciation
  (depreciation) from
  investments......................               14,153,915
                                                ------------
NET ASSETS.........................             $107,453,528
                                                ============
Class A Shares
  Net Assets.......................             $ 11,144,548
  Shares outstanding...............                  861,920
  Redemption price per share.......             $      12.93
                                                ============
Class A Shares -- Maximum Sales
  Charge...........................                     4.75%
                                                ------------
  Maximum Offering Price Per Share
    (100%/(100% -- Maximum Sales
    Charge) of net asset value
    adjusted to the nearest
    cent)..........................             $      13.57
                                                ============
Class B Shares
  Net Assets.......................             $      8,377
  Shares outstanding...............                      647
  Offering price per share *.......             $      12.94
                                                ============
Institutional Shares
  Net Assets.......................             $ 96,300,603
  Shares outstanding...............                7,446,043
  Offering and redemption price per
    share..........................             $      12.93
                                                ============

---------------

* Redemption price per share varies by length of time shares are held. STATEMENTS OF OPERATIONS

                                  PERIOD ENDED    YEAR ENDED
                                  DECEMBER 31,   FEBRUARY 28,
                                    1998(A)          1998
                                  ------------   ------------
INVESTMENT INCOME:
Interest income.................  $    752,564   $   638,380
Dividend income.................       124,649       180,173
                                  ------------   -----------
  TOTAL INVESTMENT INCOME.......       877,213       818,553
EXPENSES:
Investment advisory fees........       874,343       966,775
Administration fees.............        90,864       105,468
Shareholder servicing
  fees -- Class A Shares........       131,641        97,554
Shareholder servicing fees --
  Class B Shares................             1            --
Shareholder servicing fees --
  Institutional Shares..........         6,414            --
Distribution fees --
  Class B Shares................             2            --
Accounting fees.................        39,766        39,084
Transfer agent fees.............        65,849        52,313
Directors' fees.................         1,768         3,344
Other fees......................        64,835        65,085
                                  ------------   -----------
  Total expenses before
    voluntary fee
    reductions/reimbursements...     1,275,483     1,329,623
  Expenses voluntarily
    reduced/reimbursed..........       (11,067)     (112,136)
                                  ------------   -----------
  Net Expenses..................     1,264,416     1,217,487
                                  ------------   -----------
NET INVESTMENT LOSS.............      (387,203)     (398,934)
                                  ------------   -----------
REALIZED/UNREALIZED GAINS
  (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from
  investment transactions.......   (11,393,210)   24,232,586
Net change in unrealized
  appreciation (depreciation)
  from investments..............    (3,912,574)    8,351,884
                                  ------------   -----------
Net realized/unrealized gains
  (losses) from investments.....   (15,305,784)   32,584,470
                                  ------------   -----------
Change in net assets resulting
  from operations...............  $(15,692,987)  $32,185,536
                                  ============   ===========

---------------

(a) For the period from March 1, 1998 through December 31, 1998.

                       See notes to financial statements

ISG FUNDS
SMALL-CAP OPPORTUNITY FUND

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              PERIOD ENDED     YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    FEBRUARY 28,    FEBRUARY 28,
                                                                1998(a)           1998            1997
                                                              ------------    ------------    ------------
FROM INVESTMENT ACTIVITIES:
Operations:
  Net investment loss.......................................  $   (387,203)   $   (398,934)   $   (169,394)
  Net realized gains (losses) from investment
    transactions............................................   (11,393,210)     24,232,586       5,530,831
  Net change in unrealized appreciation (depreciation) from
    investment transactions.................................    (3,912,574)      8,351,884       1,007,879
                                                              ------------    ------------    ------------
Change in net assets resulting from operations..............   (15,692,987)     32,185,536       6,369,316
                                                              ------------    ------------    ------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net realized gains on investment transactions........    (7,316,799)    (16,352,806)     (4,554,267)
                                                              ------------    ------------    ------------
Change in net assets from shareholder distributions.........    (7,316,799)    (16,352,806)     (4,554,267)
                                                              ------------    ------------    ------------
Change in net assets from capital transactions..............     7,591,804      26,511,632      25,234,774
                                                              ------------    ------------    ------------
Change in net assets........................................   (15,417,982)     42,344,362      27,049,823
NET ASSETS:
  Beginning of period.......................................   122,871,510      80,527,148      53,477,325
                                                              ------------    ------------    ------------
  End of period.............................................  $107,453,528    $122,871,510    $ 80,527,148
                                                              ============    ============    ============

---------------
(a) For the period from March 1, 1998 through December 31, 1998.

                       See notes to financial statements

ISG FUNDS
SMALL-CAP OPPORTUNITY FUND

 FINANCIAL HIGHLIGHTS, CLASS A SHARES

                                                 PERIOD ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                 DECEMBER 31,    FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,
                                                    1998(d)          1998           1997           1996         1995(a)
                                                 -------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period...........    $  15.84        $  13.53       $  12.79       $  11.15       $  10.00
                                                   --------        --------       --------       --------       --------
Investment Activities
  Net investment income (loss).................       (0.42)          (0.05)         (0.03)            --           0.02
  Net realized and unrealized gains (losses)
    from investments...........................       (1.61)           4.90           1.60           3.30           1.17
                                                   --------        --------       --------       --------       --------
  Total from Investment Activities.............       (2.03)           4.85           1.57           3.30           1.19
                                                   --------        --------       --------       --------       --------
Distributions
  Net investment income........................          --              --             --             --          (0.02)
  Net realized gains...........................       (0.88)          (2.54)         (0.83)         (1.66)         (0.02)
                                                   --------        --------       --------       --------       --------
  Total Distributions..........................       (0.88)          (2.54)         (0.83)         (1.66)         (0.04)
                                                   --------        --------       --------       --------       --------
Net change in asset value......................       (2.91)           2.31           0.74           1.64           1.15
                                                   --------        --------       --------       --------       --------
Net Asset Value, End of Period.................    $  12.93        $  15.84       $  13.53       $  12.79       $  11.15
                                                   ========        ========       ========       ========       ========
TOTAL RETURN (EXCLUDES SALES CHARGE)...........        (13.00)%(b)       37.81%      12.08%         31.42%         11.84%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)..............    $ 11,145        $122,872       $ 80,527       $ 53,477       $ 36,664
Ratio of expenses to average net assets........        1.38%(c)        1.20%          1.14%          1.17%          0.79%(c)
Ratio of net investment income (loss) to
  average net assets...........................       (0.42)%(c)       (0.39)%        (0.24)%         0.00%         0.06%(c)
Ratio of expenses to average net assets*.......        1.39%(c)        1.31%          1.30%          1.52%          2.13%(c)
Portfolio turnover**...........................         110%            180%           116%           154%            45%

  * During the period, certain fees were voluntarily reduced/reimbursed. If such voluntary fee reductions/reimbursements had not occurred, the ratio would have been as indicated.

 ** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from August 1, 1994 (commencement of operations) through February 28, 1995.
(b) Not annualized.
(c) Annualized.
(d) For the period March 1, 1998 to December 31, 1998. In conjunction with the reorganization of the ISG Funds, the Fund changed its fiscal year end to December 31.

 FINANCIAL HIGHLIGHTS, CLASS B SHARES

                                                               PERIOD ENDED
                                                               DECEMBER 31,
                                                                 1998(a)
                                                               ------------
Net Asset Value, Beginning of Period........................      $12.38
                                                                  ------
Investment Activities
  Net realized and unrealized gains (losses) from
    investments.............................................        0.56
                                                                  ------
  Total from Investment Activities..........................        0.56
                                                                  ------
Net change in net asset value...............................        0.56
                                                                  ------
Net Asset Value, End of Period..............................      $12.94
                                                                  ======
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................        4.52%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...........................      $    8
Ratio of expenses to average net assets.....................        1.36%(c)
Ratio of net investment income (loss) to average net
  assets....................................................        (0.45)%(c)
Ratio of expenses to average net assets*....................        2.35%(c)
Portfolio turnover**........................................         110%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 ** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from December 21, 1998 (commencement of operations) through December 31, 1998.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements

ISG FUNDS
SMALL-CAP OPPORTUNITY FUND

 FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                               PERIOD ENDED
                                                               DECEMBER 31,
                                                                 1998(a)
                                                               ------------
Net Asset Value, Beginning of Period........................     $ 11.85
                                                                 -------
Investment Activities
  Net realized and unrealized gains (losses) from
    investments.............................................        1.08
                                                                 -------
  Total from Investment Activities..........................        1.08
                                                                 -------
Net change in asset value...................................        1.08
                                                                 -------
Net Asset Value, End of Period..............................     $ 12.93
                                                                 =======
TOTAL RETURN................................................        9.11%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...........................     $96,301
Ratio of expenses to average net assets.....................        1.33%(c)
Ratio of net investment income (loss) to average net
  assets....................................................        (0.54)%(c)
Ratio of expenses to average net assets*....................        1.48%(c)
Portfolio turnover**........................................         110%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LAZARD INTERNATIONAL EQUITY INVESTMENT TEAM
Portfolio Manager
ISG International Equity Fund+

---------------------------------------------------------------
---------------------------------------------------------------
 INVESTMENT GOAL
 The Fund seeks to provide investors with capital appreciation. The Fund invests primarily in the equity securities of foreign issuers that the Fund manager considers undervalued based on their return on total capital or equity. The Fund expects to invest primarily in the stocks of companies located in developed foreign countries. However, the Fund may invest up to 25% of its assets in companies located or doing significant business, in emerging markets.
---------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?

A. For the 12 months ended December 31, 1998, the Fund's total return was 9.47% (Class A shares at NAV).(1) In comparison, the MSCI EAFE Index rose 20.33%.

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. Financial markets in 1998 were highlighted by record-high stock prices, as well as by financial crises, unprecedented corporate consolidation and the dawn of the European Monetary Union.

Mergers, acquisitions and restructuring drove many equity markets to all-time highs in July. However, the Russian government's default on its debt, coupled with a devaluation of the ruble, triggered margin calls on leveraged investments throughout the world. This sharp sell-off caused a ripple effect of additional margin calls, and forced sales of liquid assets that destabilized both emerging and developed markets. The financial collapse of the Long-Term Capital Management hedge fund, along with a rash of corporate profit warnings, further damaged investors' faith in the markets.

However, three successive rate cuts by the U.S. Federal Reserve Board, and a coordinated Europe-wide rate cut, restored stability. Corporate activity resumed, and investors returned, sending international equity markets up more than 20% during the fourth quarter. Our Fund participated in this rally to finish up the year solidly.

Q. HOW DIVERSIFIED WAS THE FUND ACROSS THE WORLD'S MARKETS?

A. One significant advantage the Fund offers shareholders is the opportunity to invest in many countries, sectors and individual companies, with a single investment vehicle.

As of December 31, 1998, approximately 22.2% of the Fund's portfolio were invested in the United Kingdom, 15.8% in France, 16.0% in Japan, 8.3% in Germany, 7.4% in Sweden, 7.4% in Switzerland, 6.0% in Spain, 6.2% in Italy and 3.0% in the Netherlands. Our remaining assets were invested in Australia, Denmark, Finland, Hong Kong, Singapore and Malaysia.*

The Fund's top five holdings were Vivendi (3.0% of the Fund's net assets), British Aerospace PLC (2.7%), Allied Zurich AG (2.7%), Telefonica de Espana (2.4%) and Telecom Italia SpA (2.3%).*

Q. WHAT IS YOUR OUTLOOK FOR 1999?

A. Many economies throughout the world, especially those of Russia and most Asian and South American countries, continue to be roiled by uncertainty and crisis. In developed nations, competitive pressures on margins should continue in 1999. Top-line revenues may not be secure, as pricing power could be nearly nonexistent and the global outlook could remain uncertain.

With the advent of the new European Monetary Union, which began January 1, 1999, the trend toward mergers and restructurings should continue. The mergers-and-acquisitions activity we have seen in the United States and Europe may be joined by more of the same in Asia and Latin America if the economies in these regions can stabilize and attract foreign capital. Although the financial crises of the last two years suggest that caution would be prudent, we feel that investment opportunities could arise as select companies take action to improve their financial productivity.

---------------
+ International investing involves increased risk and volatility.

(1) Including the 4.75% sales load, the Fund's return was 4.31% for the period.

* The Fund's portfolio composition is subject to change.

--------------------------------------------------------------------------------
                         ISG INTERNATIONAL EQUITY FUND
                     PERFORMANCE (AS OF DECEMBER 31, 1998)
--------------------------------------------------------------------------------

                              INTERNATIONAL EQUITY FUND     INTERNATIONAL EQUITY FUND
CLASS A SHARES                     WITH SALES CHARGE          WITHOUT SALES CHARGE        MSCI EAFE INDEX
                              -------------------------     -------------------------     ---------------
Aug. 97                             9525                           10000                       10000
Dec. 97                             9238                            9702                        9472
Dec  98                            10114                           10619                       11723


                                        AVERAGE ANNUAL
                                         TOTAL RETURN
                                  --------------------------
                                  WITHOUT SALES   WITH SALES
                                     CHARGE        CHARGE*
          CLASS A SHARES          -------------   ----------
  1-Year........................      9.47%          4.31%
  Since Inception 8/15/97.......      4.48%          0.83%
  *Reflects the maximum sales charge of 4.75%.

INSTITUTIONAL SHARES                        INTERNATIONAL EQUITY FUND        MSCI EAFE INDEX
                                            -------------------------        ---------------
Aug. 97                                             10000                         10000
Dec. 97                                              9702                          9472
Dec  98                                             10619                         11723

                                           AVERAGE ANNUAL
                                            TOTAL RETURN
           INSTITUTIONAL SHARES            --------------

  1-Year.................................       9.47%
  Since Inception 8/15/97................       4.48%

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

The quoted returns reflect the performance from 8/15/97 to 12/14/98 of the DG International Equity Fund, an open-end investment company that was the predecessor fund to the ISG International Equity Fund.

The Institutional Share class was initially offered on 12/14/98 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

The Fund's performance is compared to the MSCI EAFE Index, which is unmanaged and is generally representative of the performance of stock markets in those regions. The index is unmanaged and does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

PAST PERFORMANCE IS NOT A PREDICTION OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL PURCHASE PRICE.

--------------------------------------------------------------------------------
                         ISG INTERNATIONAL EQUITY FUND
                           (AS OF DECEMBER 31, 1998)
--------------------------------------------------------------------------------
[International Equity Fund Country Weightings Pie Chart]

                              COUNTRY WEIGHTINGS*

Cash & Cash Equivalents ..................  1.3%
Finland ..................................  1.0
Australia ................................  2.3
France ................................... 15.8
Switzerland ..............................  7.4
Germany ..................................  8.3
Sweden ...................................  7.4
United Kingdom ........................... 22.2
Hong Kong/Malaysia/Singapore .............  1.9
Spain ....................................  6.0
Japan .................................... 16.0
Italy ....................................  6.2
Denmark ..................................  1.2
Netherlands ..............................  3.0



                            TOP 10 EQUITY HOLDINGS*

                                                                   PERCENT OF
                                                                TOTAL INVESTMENTS
                                                                -----------------
   1.  Vivendi................................................        3.0%
   2.  British Aerospace PLC..................................        2.7%
   3.  Allied Zurich AG.......................................        2.7%
   4.  Telefonica de Espana...................................        2.5%
   5.  Telecom Italia SpA.....................................        2.4%
   6.  Metro AG...............................................        2.3%
   7.  Istituto Bancario San Paolo di Torino..................        2.3%
   8.  Argentina, Caja Postal y Banco Hipotecario de Espana
    SA........................................................        2.1%
   9.  Prudential Corp. PLC...................................        2.0%
  10.  Rhone-Poulenc, Class A.................................        2.0%

* The Fund's portfolio composition is subject to change.

ISG FUNDS                                      SCHEDULE OF PORTFOLIO INVESTMENTS
INTERNATIONAL EQUITY FUND                                      DECEMBER 31, 1998

 COMMON STOCKS (98.5%)
                                                      MARKET
SECURITY                                               VALUE
DESCRIPTION                             SHARES      (NOTE 4)
------------------------------------  --------   -----------
AUSTRALIA (2.3%):
BANKING (1.1%)
Westpac Banking Corp. Ltd.,
  Sydney............................    44,400   $   297,386
                                                 -----------
MATERIALS & COMMODITIES (1.2%)
Broken Hill Proprietary Co. Ltd.....    46,917       345,871
                                                 -----------
                                                     643,257
                                                 -----------
DENMARK (1.2%):
BANKING (1.2%)
Unidanmark, Class A.................     3,850       347,836
                                                 -----------
FINLAND (1.0%):
BANKING (0.6%)
Merita Ltd., Class A................    28,600       181,881
                                                 -----------
FOREST PRODUCTS & PAPER (0.4%)
UPM-Kymmene OYJ.....................     3,900       109,376
                                                 -----------
                                                     291,257
                                                 -----------
FRANCE (15.8%):
AUTOMOBILE (0.7%)
Michelin, Class B...................     4,900       196,052
                                                 -----------
BANKING (1.9%)
Banque Nationale de Paris...........     6,500       535,499
                                                 -----------
CHEMICALS (2.0%)
Rhone-Poulenc SA, Class A...........    11,100       571,492
                                                 -----------
ELECTRICAL & ELECTRONICS (1.4%)
Alcatel Alsthom.....................     3,140       384,489
                                                 -----------
ENERGY SOURCES (1.8%)
Elf Aquitaine SA....................     4,330       500,748
                                                 -----------
INSURANCE (1.9%)
AXA.................................     3,700       536,519
                                                 -----------
MATERIALS & COMMODITIES (1.6%)
Compagnie de Saint Gobain...........     3,100       437,862
                                                 -----------
MULTI-INDUSTRY (4.5%)
Suez Lyonnaise des Eaux.............     2,090       429,523
Vivendi.............................     3,270       848,818
                                                 -----------
                                                   1,278,341
                                                 -----------
                                                   4,441,002
                                                 -----------
GERMANY (8.3%):
AUTOMOBILE (1.3%)
DaimlerChrysler AG (b)..............     3,718       367,218
                                                 -----------
CHEMICALS (1.8%)
Hoechst AG..........................    12,100       502,010
                                                 -----------
RETAIL (2.3%)
Metro AG............................     8,244       658,323
                                                 -----------
INSURANCE (1.1%)
Allianz AG..........................       810       297,150
                                                 -----------
MACHINERY & ENGINEERING (0.7%)
Thyssen AG..........................     1,000       185,587
                                                 -----------
UTILITIES -- ELECTRICAL & GAS (1.1%)
Viag AG.............................       530       310,899
                                                 -----------
                                                   2,321,187
                                                 -----------
 COMMON STOCKS, CONTINUED
                                                      MARKET
SECURITY                                               VALUE
DESCRIPTION                             SHARES      (NOTE 4)
------------------------------------  --------   -----------
HONG KONG (0.9%):
BANKING (0.9%)
HSBC Holdings PLC...................    10,400   $   259,093
                                                 -----------
ITALY (6.2%):
BANKING (2.3%)
Istituto Bancario San Paolo di
  Torino............................    35,900       635,748
                                                 -----------
ENERGY SOURCES (1.5%)
ENI SpA.............................    66,500       435,565
                                                 -----------
TELECOMMUNICATIONS (2.4%)
Telecom Italia SpA..................   104,800       661,001
                                                 -----------
                                                   1,732,314
                                                 -----------
JAPAN (16.0%):
APPLIANCES & HOUSEHOLD DURABLES (1.1%)
Matsushita Electric Industrial Co.
  Ltd...............................    18,000       318,999
                                                 -----------
AUTOMOBILE (0.5%)
Nissan Motor Co. Ltd................    43,000       131,901
                                                 -----------
BANKING (0.6%)
Sumitomo Trust & Banking Ltd........    66,000       175,537
                                                 -----------
BEVERAGES (1.4%)
Asahi Breweries Ltd.................    27,000       398,549
                                                 -----------
ELECTRICAL & ELECTRONICS (1.8%)
Omron Corp..........................     9,000       123,514
Sony Corp...........................     5,400       394,002
                                                 -----------
                                                     517,516
                                                 -----------
FINANACIAL SERVICES (3.0%)
Orix Corp...........................     6,400       478,880
Promise Co. Ltd.....................     6,940       361,777
                                                 -----------
                                                     840,657
                                                 -----------
OFFICE EQUIPMENT (1.5%)
Ricoh Co. Ltd.......................    45,000       415,704
                                                 -----------
RECREATION & OTHER CONSUMER GOODS (1.3%)
Nintendo Co. Ltd....................     3,900       378,602
                                                 -----------
TELECOMMUNICATIONS (3.2%)
Nippon Telegraph & Telephone
  Corp..............................        59       456,114
NTT Mobile Communication Network,
  Inc...............................        10       412,246
                                                 -----------
                                                     868,360
                                                 -----------
TOBACCO (1.6%)
Japan Tobacco, Inc..................        45       450,811
                                                 -----------
                                                   4,496,636
                                                 -----------
MALAYSIA (0.2%):
LEISURE & TOURISM (0.2%)
Genting Berhad......................    41,300        62,750
                                                 -----------
NETHERLANDS (3.0%):
APPLIANCES & HOUSEHOLD DURABLES (1.1%)
Philips Electronics NV..............     4,700       315,559
                                                 -----------
BEVERAGES (1.9%)
Heineken NV.........................     8,725       525,360
                                                 -----------
                                                     840,919
                                                 -----------

                                   Continued

ISG FUNDS                                      SCHEDULE OF PORTFOLIO INVESTMENTS
INTERNATIONAL EQUITY FUND                                      DECEMBER 31, 1998

 COMMON STOCKS, CONTINUED
                                                      MARKET
SECURITY                                               VALUE
DESCRIPTION                             SHARES      (NOTE 4)
------------------------------------  --------   -----------
SINGAPORE (0.8%):
BANKING (0.8%)
United Overseas Bank, Ltd...........    34,000   $   218,430
                                                 -----------
SPAIN (6.0%):
BANKING (2.1%)
Argentaria, Caja Postal y Banco
  Hipotecario de Espana SA..........    22,500       583,575
                                                 -----------
ENERGY SOURCES (1.5%)
Endesa SA...........................    15,400       408,663
                                                 -----------
TELECOMMUNICATIONS (2.4%)
Telefonica de Espana................    15,518       691,070
                                                 -----------
                                                   1,683,308
                                                 -----------
SWEDEN (7.3%):
APPLIANCES & HOUSEHOLD DURABLES (1.6%)
Electrolux AB, Class B..............    25,900       445,751
                                                 -----------
AUTOMOBILE (0.9%)
Volvo AB, Class B...................    10,500       240,946
                                                 -----------
BANKING (2.0%)
Nordbanken Holding AB...............    30,400       195,027
Svenska Handelsbanken, Stockholm,
  Class A...........................     9,300       392,398
                                                 -----------
                                                     587,425
                                                 -----------
HEALTH & PERSONAL CARE (1.8%)
Astra AB, Class B...................    24,500       498,733
                                                 -----------
MACHINERY & ENGINEERING (1.0%)
ABB AB, Class A.....................    27,500       293,472
                                                 -----------
                                                   2,066,327
                                                 -----------
SWITZERLAND (7.4%):
BUSINESS & PUBLIC SERVICES (0.5%)
SGS Societe Generale de Surveillance
  Holding SA........................       143       140,035
                                                 -----------
FOOD & HOUSEHOLD PRODUCTS (1.2%)
Nestle SA...........................       157       341,781
                                                 -----------
INSURANCE (2.8%)
Zurich Allied AG....................     1,030       762,667
                                                 -----------
MULTI-INDUSTRY (1.3%)
Siemens AG..........................     5,800       374,357
                                                 -----------
PHARMACEUTICAL (1.0%)
Roche Holding AG....................        22       268,456
                                                 -----------
 COMMON STOCKS, CONTINUED
                                                      MARKET
SECURITY                                               VALUE
DESCRIPTION                             SHARES      (NOTE 4)
------------------------------------  --------   -----------
SWITZERLAND, CONTINUED
RETAIL (0.6%)
The Swatch Group AG, Class B........       291   $   180,090
                                                 -----------
                                                   2,067,386
                                                 -----------
UNITED KINGDOM (22.1%):
AEROSPACE & MILITARY TECHNOLOGY (2.7%)
British Aerospace PLC...............    90,800       769,717
                                                 -----------
BANKING (1.8%)
National Westminster Bank PLC,
  London............................    26,600       512,939
                                                 -----------
BEVERAGES (1.5%)
Diageo PLC..........................    35,868       408,192
                                                 -----------
BROADCASTING & PUBLISHING (0.3%)
Mirror Group PLC....................    36,800        91,995
                                                 -----------
CHEMICALS (1.2%)
Imperial Chemical Industries PLC....    37,800       327,665
                                                 -----------
ELECTRICAL & ELECTRONICS (1.4%)
Siebe PLC...........................   100,000       394,320
                                                 -----------
ENERGY SOURCES (1.8%)
British Petroleum Co. PLC...........    34,600       516,668
                                                 -----------
FOOD & HOUSEHOLD PRODUCTS (1.9%)
Cadbury Schweppes PLC...............    12,600       214,880
Unilever PLC........................    28,800       322,963
                                                 -----------
                                                     537,843
                                                 -----------
INSURANCE (4.8%)
Prudential Corp. PLC................    38,100       575,272
Royal & Sun Alliance Insurance
  Group.............................    53,700       438,466
Allied Zurich PLC (b)...............    22,700       338,592
                                                 -----------
                                                   1,352,330
                                                 -----------
LEISURE & TOURISM (1.6%)
Granada Group PLC...................    25,500       450,786
                                                 -----------
RECREATION & OTHER CONSUMER GOODS (0.5%)
EMI Group PLC.......................    21,400       143,133
                                                 -----------
RETAIL (1.1%)
Great Universal Stores PLC..........    30,300       319,367
                                                 -----------
TOBACCO (1.5%)
British American Tobacco PLC........    46,900       412,400
                                                 -----------
                                                   6,237,355
                                                 -----------
TOTAL COMMON STOCKS(Cost $24,788,992)             27,709,057
                                                 -----------

                                   Continued

ISG FUNDS                                      SCHEDULE OF PORTFOLIO INVESTMENTS
INTERNATIONAL EQUITY FUND                                      DECEMBER 31, 1998

 CASH EQUIVALENTS (1.3%)
                                        SHARES
                                            OR        MARKET
SECURITY                              PRINCIPAL        VALUE
DESCRIPTION                             AMOUNT      (NOTE 4)
------------------------------------  --------   -----------
Bank of New York Cash Reserve Money
  Market Fund.......................  $354,059   $   354,059
                                                 -----------
TOTAL CASH EQUIVALENTS
  (Cost $354,059)                                    354,059
                                                 -----------
RIGHTS (0.0%)
------------------------------------------------------------
SPAIN (0.0%)
TELECOMMUNICATIONS (0.0%)
Telefonica de Espana................    15,518        13,800
                                                 -----------
TOTAL RIGHTS (Cost $0)                                13,800
                                                 -----------

TOTAL INVESTMENTS
  (Cost $25,143,051)(a) (99.8%)                   28,076,916
Other assets in excess of liabilities (0.2%)          49,007
                                                 -----------
TOTAL NET ASSETS (100.0%)                        $28,125,923
                                                 ===========

---------------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $90,658 and by the amount of market to market adjustment for passive foreign investment companies of $38,052. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation.............  $ 4,483,628
      Unrealized depreciation.............   (1,678,473)
                                            -----------
      Net unrealized appreciation.........  $ 2,805,155
                                            ===========

(b) Non-income producing security.
PLC -- Public Limited Company

                       See notes to financial statements

ISG FUNDS
INTERNATIONAL EQUITY FUND

 STATEMENT OF ASSETS AND LIABILITIES

                                                               DECEMBER 31, 1998

ASSETS:
Investments, at value
  (cost $25,143,051)..................           $28,076,916
Foreign currency (cost $509)..........                   356
Interest and dividends receivable.....                24,176
Reclaim receivable....................                43,574
                                                 -----------
  TOTAL ASSETS........................            28,145,022
LIABILITIES:
Accrued expenses and other payables:
  Advisory fees.......................  $9,807
  Administration fees.................     461
  Shareholder servicing fees -- Class
    A Shares..........................       3
  Shareholder servicing fees --
    Institutional Shares..............     458
  Accounting fees.....................     990
  Directors' fees.....................      72
    Other.............................   7,308
                                        ------
  TOTAL LIABILITIES...................                19,099
                                                 -----------
NET ASSETS:
Capital...............................            27,012,093
Undistributed (distributions in excess
  of) net investment income...........               (38,989)
Accumulated net realized gains
  (losses) from investments and
  foreign currency transactions.......            (1,790,858)
Net unrealized appreciation
  (depreciation) from investments and
  translation of assets and
  liabilities denominated in foreign
  currencies..........................             2,943,677
                                                 -----------
NET ASSETS............................           $28,125,923
                                                 ===========
Class A Shares
  Net Assets..........................           $   149,508
  Shares outstanding..................                14,135
  Redemption price per share..........           $     10.58
                                                 ===========
Class A Shares -- Maximum Sales
  Charge..............................                 4.75%
                                                 -----------
  Maximum Offering Price Per Share
    (100%/(100% -- Maximum Sales
    Charge) of net asset value
    adjusted to the nearest cent).....           $     11.11
                                                 ===========
Institutional Shares
  Net Assets..........................           $27,976,415
  Shares outstanding..................             2,644,521
  Offering and redemption price per
    share.............................           $     10.58
                                                 ===========

 STATEMENTS OF OPERATIONS

                               PERIOD ENDED      PERIOD ENDED
                               DECEMBER 31,      FEBRUARY 28,
                                 1998(b)           1998(a)
                              --------------    --------------
INVESTMENT INCOME:
Interest income.............   $    55,976        $   71,091
Dividend income.............       581,262            51,524
Foreign withholding tax
  expense...................       (61,623)               --
                               -----------        ----------
  TOTAL INVESTMENT INCOME...       575,615           122,615
EXPENSES:
Investment advisory fees....       239,978            95,011
Administration fees.........        68,863             9,237
Shareholder servicing
  fees -- Class A Shares....        34,073            14,252
Shareholder servicing
  fees -- Institutional
  Shares....................         1,923                --
Accounting fees.............        51,254            31,787
Transfer agent fees.........        24,383            11,533
Directors' fees.............         1,186               509
Other fees..................        92,642            53,510
                               -----------        ----------
  Total expenses before
    voluntary fee
 reductions/reimbursements..       514,302           215,839
  Expenses voluntarily
    reduced/reimbursed......       (82,019)          (47,505)
                               -----------        ----------
  Net Expenses..............       432,283           168,334
                               -----------        ----------
NET INVESTMENT INCOME
  (LOSS)....................       143,332           (45,719)
                               -----------        ----------
REALIZED/UNREALIZED GAINS
  (LOSSES) FROM INVESTMENTS:
Net realized gains (losses)
  from investments and
  foreign currency
  transactions..............    (1,608,869)         (240,297)
Net change in unrealized
  appreciation
  (depreciation) from
  investments and
  translation of assets and
  liabilities in foreign
  currencies................     1,521,825         1,421,852
                               -----------        ----------
Net realized/unrealized
  gains (losses) from
  investments...............       (87,044)        1,181,555
                               -----------        ----------
Change in net assets
  resulting from
  operations................   $    56,288        $1,135,836
                               ===========        ==========

---------------

(a) For the period from August 15, 1997 (commencement of operations) through February 28, 1998.

(b) For the period from March 1, 1998 through December 31, 1998.

                       See notes to financial statements

ISG FUNDS
INTERNATIONAL EQUITY FUND

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               PERIOD ENDED      PERIOD ENDED
                                                               DECEMBER 31,      FEBRUARY 28,
                                                                 1998(b)           1998(a)
                                                              --------------    --------------
FROM INVESTMENT ACTIVITIES:
Operations:
  Net investment income (loss)..............................  $      143,332    $      (45,719)
  Net realized gains (losses) from investment and foreign
    currency transactions...................................      (1,608,869)         (240,297)
  Net change in unrealized appreciation (depreciation) from
    investments and translation of assets and liabilities in
    foreign currencies......................................       1,521,825         1,421,852
                                                              --------------    --------------
Change in net assets resulting from operations..............          56,288         1,135,836
                                                              --------------    --------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income................................         (71,392)               --
  In excess of net investment income........................              --           (20,145)
                                                              --------------    --------------
Change in net assets from shareholder distributions.........         (71,392)          (20,145)
                                                              --------------    --------------
Change in net assets from capital transactions..............       1,607,816        25,417,520
                                                              --------------    --------------
Change in net assets........................................       1,592,712        26,533,211
NET ASSETS:
  Beginning of period.......................................      26,533,211                --
                                                              --------------    --------------
  End of period.............................................  $   28,125,923    $   26,533,211
                                                              ==============    ==============

---------------

(a) For the period from August 15, 1997 (commencement of operations) through February 28, 1998.
(b) For the period from March 1, 1998 through December 31, 1998.

                       See notes to financial statements

ISG FUNDS
INTERNATIONAL EQUITY FUND

 FINANCIAL HIGHLIGHTS, CLASS A SHARES

                                                              PERIOD ENDED         PERIOD ENDED
                                                              DECEMBER 31,         FEBRUARY 28,
                                                                 1998(b)             1998(a)
                                                              -------------        ------------
Net Asset Value, Beginning of Period........................    $  10.46             $  10.00
                                                                --------             --------
Investment Activities
  Net investment income (loss)..............................        0.03                (0.02)
  Net realized and unrealized gains (losses) from
    investments and foreign currencies......................        0.12                 0.49
                                                                --------             --------
  Total from Investment Activities..........................        0.15                 0.47
                                                                --------             --------
Distributions
  Net investment income.....................................       (0.03)                  --
  In excess of net investment income........................          --                (0.01)
                                                                --------             --------
  Total Distributions.......................................       (0.03)               (0.01)
                                                                --------             --------
Net change in asset value...................................        0.12                 0.46
                                                                --------             --------
Net Asset Value, End of Period..............................    $  10.58             $  10.46
                                                                ========             ========
TOTAL RETURN (EXCLUDES SALES CHARGE)........................        1.42%(c)             4.71%(c)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...........................    $    149             $ 26,533
Ratio of expenses to average net assets.....................        1.81%(d)             1.77%(d)
Ratio of net investment income (loss) to average net
  assets....................................................        0.71%(d)            (0.48)%(d)
Ratio of expenses to average net assets*....................        2.16%(d)             2.27%(d)
Portfolio turnover**........................................          62%                  21%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 ** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from August 15, 1997 (commencement of operations) through February 28, 1998.
(b) For the period from March 1, 1998 through December 31, 1998. In conjunction with the reorganization of the ISG Funds, the Fund changed its year end to December 31.
(c) Not annualized.
(d) Annualized.

 FINANCIAL HIGHLIGHTS, INSTITUTIONAL SHARES

                                                                PERIOD ENDED
                                                                DECEMBER 31,
                                                                  1998(a)
                                                                ------------
Net Asset Value, Beginning of Period........................      $ 10.05
                                                                  -------
Investment Activities
  Net investment income (loss)..............................        (0.01)
  Net realized and unrealized gains (losses) from
    investments and foreign currencies......................         0.54
                                                                  -------
  Total from Investment Activities..........................         0.53
                                                                  -------
Net change in asset value...................................         0.53
                                                                  -------
Net Asset Value, End of Period..............................      $ 10.58
                                                                  =======
TOTAL RETURN................................................         5.27%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)                                 $27,977
Ratio of expenses to average net assets.....................         1.61%(c)
Ratio of net investment income (loss) to average net
  assets....................................................        (1.47)%(c)
Ratio of expenses to average net assets*....................         1.89%(c)
Portfolio turnover**........................................          62%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 ** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from December 14, 1998 (commencement of operations) through December 31, 1998.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

ISG FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

NOTE 1 -- ORGANIZATION

     ISG Funds, formerly known as the AmeriStar Funds, are a separate series of The Infinity Mutual Funds, Inc. (the "Company") which was organized as a Maryland corporation on March 6, 1990 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Company operates as a series of sixteen funds. The accompanying financial statements and notes relate to the ISG Treasury Money Market Fund and the ISG Prime Money Market Fund (collectively the "Money Market Funds"), the ISG Limited Term U.S. Government Fund, the ISG Government Income Fund, the ISG Municipal Income Fund, the ISG Limited Term Tennessee Tax-Exempt Fund, the ISG Tennessee Tax-Exempt Fund, the ISG Limited Term Income Fund, the ISG Income Fund, the ISG Equity Income Fund, the ISG Large-Cap Equity Fund, the ISG Capital Growth Fund, the ISG Small-Cap Opportunity Fund and the ISG International Equity Fund (collectively, the "Variable Net Asset Value Funds") (individually, a "Fund" and collectively the "Funds").

     The TREASURY MONEY MARKET FUND (formerly known as the U.S. Treasury Money Market Portfolio) seeks to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. This Fund will invest only in U.S. Treasury securities and in other securities guaranteed as to principal and interest by the U.S. Government, and repurchase agreements in respect thereof.

     The PRIME MONEY MARKET FUND (formerly known as the Prime Money Market Portfolio) seeks to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. This Fund will invest in short-term money market instruments.

     The LIMITED TERM U.S. GOVERNMENT FUND (formerly known as the Limited Duration U.S. Government Portfolio) seeks to provide investors with high current income without assuming undue risk. This Fund will invest primarily in a portfolio of U.S. government securities that, under normal market conditions, has an effective duration that approximates that of the Merrill Lynch Government 1 to 5 Year Bond Index.

     The GOVERNMENT INCOME FUND (formerly known as the DG Government Income
Fund) seeks to provide investors with current income. This Fund will invest primarily in securities guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities.

     The MUNICIPAL INCOME FUND (formerly known as the DG Municipal Income Fund) seeks to provide investors with current income exempt from Federal income tax. This Fund will invest primarily in investment grade municipal obligations.

     The LIMITED TERM TENNESSEE TAX EXEMPT-FUND (formerly known as the Limited Duration Tennessee Tax Free Portfolio) seeks to provide investors with current income exempt from Federal and Tennessee income taxes without assuming undue risk. This Fund will invest primarily in a portfolio of investment grade Tennessee municipal obligations that, under normal market conditions, has a duration of under five years and an effective average portfolio maturity ranging between three and five years.

     The TENNESSEE TAX-EXEMPT FUND (formerly known as the Tennessee Tax Exempt Bond Portfolio) seeks to provide investors with current income exempt from Federal and Tennessee income taxes without assuming undue risk. This Fund will invest primarily in investment grade Tennessee municipal obligations without regard to maturity.

     The LIMITED TERM INCOME FUND (formerly known as the Limited Duration Income Portfolio) seeks to provide investors with current income without assuming undue risk. This Fund will invest primarily in a portfolio of investment grade, U.S. dollar denominated fixed-income securities of domestic and foreign issuers, which, under normal market conditions, has a duration of under four years.

     The INCOME FUND (formerly known as the Core Income Portfolio) seeks to provide investors with current income without assuming undue risk. This Fund will invest primarily in a portfolio of investment grade, U.S. dollar denominated

                                   Continued

ISG FUNDS

                               DECEMBER 31, 1998

fixed-income securities of domestic and foreign issuers, which, under normal market conditions, has an effective duration of 50% to 150% of that of the Merrill Lynch Corporate Government Master Index.

     The EQUITY INCOME FUND (formerly known as the Dividend Growth Portfolio) seeks to provide investors with current income and capital appreciation. This Fund will invest primarily in dividend-paying equity securities of domestic issuers which are expected to provide reasonable income and may have capital appreciation potential.

     The LARGE-CAP EQUITY FUND (formerly known as the DG Equity Fund) seeks to provide investors with long-term capital appreciation and, as a secondary objective, current income. This Fund will invest primarily in equity securities of large capitalization (over $1 billion) domestic issuers that have the potential to provide capital appreciation and income.

     The CAPITAL GROWTH FUND (formerly known as the Capital Growth Portfolio) seeks to provide investors with capital growth. This Fund will invest primarily in the equity securities of domestic issuers.

     The SMALL-CAP OPPORTUNITY FUND (formerly known as the DG Opportunity Fund) seeks to provide investors with capital appreciation. This Fund will invest primarily in equity securities of small capitalization (under $1 billion) domestic issuers.

     The INTERNATIONAL EQUITY FUND (formerly known as the DG International Equity Fund) seeks to provide investors with capital appreciation. This Fund will invest primarily in equity securities of foreign issuers which are established companies in economically developed countries.

     The Funds are authorized to issue three classes of shares as follows:
Institutional Shares (formerly known as the Trust Shares), Class A Shares (formerly known as the Investor Shares) and Class B Shares (except for the Treasury Money Market Fund which does not offer Class B Shares and the Limited Term Tennessee Tax-Exempt Fund which does not currently offer Institutional Shares). At December 31, 1998, the Government Income Fund, the Municipal Income Fund and the International Equity Fund had no Class B shares outstanding and therefore no operations for such shares are shown. Class A Shares are subject to an initial sales charge imposed at the time of purchase and Class B Shares are subject to a contingent deferred sales charge at the time of redemption, as described in the Funds' prospectus. Class A and Class B Shares bear distribution (12b-1) fees (except for the Government Income Fund, the Municipal Income Fund, the Large-Cap Equity Fund, the Small-Cap Opportunity Fund and International Equity Fund, which did not bear 12b-1 fees until January 1, 1999). Class B Shares bear shareholder servicing fees. Class A and Institutional Shares bear shareholder servicing fees (except for the Limited Term U.S. Government Fund, the Limited Term Tennessee Tax-Exempt Fund, the Tennessee Tax-Exempt Fund, the Limited Term Income Fund, the Income Fund, The Equity Income Fund and the Capital Growth Fund, which did not bear shareholder servicing fees until January 1, 1999). Each class has identical rights and privileges except with respect to the distribution (12b-1) fees paid by Class A and Class B Shares, the shareholder servicing fees paid by each respective class, voting matters affecting a single class of shares and the exchange privileges of each class of shares.

     At December 31, 1998, there were 25 billion shares of the Funds' $0.001 par value common stock authorized, of which each Fund's shares are classified into Class A Shares, Class B Shares and Institutional Shares.

NOTE 2 -- REORGANIZATION

     The Funds entered into an Agreement and Plan of Reorganization with the DG Investor Series (the "DG Funds") pursuant to which all of the assets and liabilities of each DG Fund transferred to a corresponding ISG Fund in exchange for shares of the ISG Fund. Each DG Fund listed below transferred all of its assets and liabilities to the corresponding ISG Fund identified opposite its name in exchange for shares of such ISG Fund and changed its fiscal year end to December 31:

                  DG FUNDS                                                        ISG FUNDS
                  --------                                                        ---------
DG Treasury Money Market Fund                                   ISG Treasury Money Market Fund
DG Prime Money Market Fund                                      ISG Prime Money Market Fund
DG Limited Term Government Income Fund                          ISG Limited Term U.S. Government Fund
DG Government Income Fund                                       ISG Government Income Fund
DG Municipal Income Fund                                        ISG Municipal Income Fund
DG Equity Fund                                                  ISG Large-Cap Equity Fund
DG Opportunity Fund                                             ISG Small-Cap Opportunity Fund
DG International Equity Fund                                    ISG International Equity Fund

                                   Continued

ISG FUNDS

                               DECEMBER 31, 1998

The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on December 14, 1998 and was approved by shareholders of the DG Funds at a special shareholder meeting held on December 11, 1998. The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the reorganization:

                                                                                                     AFTER
                                                                    BEFORE REORGANIZATION        REORGANIZATION
                                                                -----------------------------    --------------
                                                                                  AMERISTAR
                                                                DG TREASURY     U.S. TREASURY     ISG TREASURY
                                                                MONEY MARKET    MONEY MARKET      MONEY MARKET
                                                                    FUND          PORTFOLIO           FUND
                                                                ------------    -------------    --------------
Shares (000)................................................       318,817         173,477           492,271
Net Assets (000)............................................      $318,794        $173,477          $492,271
Net Asset Value.............................................      $   1.00        $   1.00          $   1.00
Unrealized Appreciation (000)...............................      $     --        $     --          $     --

     The ISG Treasury Money Market Fund retained the investment objective and financial history of the AmeriStar U.S. Treasury Money Market Portfolio.

                                                                                                    AFTER
                                                                   BEFORE REORGANIZATION        REORGANIZATION
                                                                ----------------------------    --------------
                                                                                 AMERISTAR
                                                                  DG PRIME         PRIME          ISG PRIME
                                                                MONEY MARKET    MONEY MARKET     MONEY MARKET
                                                                    FUND         PORTFOLIO           FUND
                                                                ------------    ------------    --------------
Shares (000)................................................       222,460         155,053          377,513
Net Assets (000)............................................      $222,460        $155,048         $377,508
Net Asset Value.............................................      $   1.00        $   1.00         $   1.00
Unrealized Appreciation (000)...............................      $     --        $     --         $     --

     The ISG Prime Money Market Fund retained the investment objective and financial history of the AmeriStar Prime Money Market Portfolio.

                                                                                                       AFTER
                                                                     BEFORE REORGANIZATION         REORGANIZATION
                                                                -------------------------------    --------------
                                                                DG LIMITED        AMERISTAR         ISG LIMITED
                                                                   TERM        LIMITED DURATION      TERM U.S.
                                                                GOVERNMENT     U.S. GOVERNMENT       GOVERNMENT
                                                                INCOME FUND       PORTFOLIO             FUND
                                                                -----------    ----------------    --------------
Shares (000)................................................        2,959             2,007              4,825
Net Assets (000)............................................     $ 28,973          $ 20,633           $ 49,606
Net Asset Value.............................................     $   9.79          $  10.28           $  10.28
Unrealized Appreciation (000)...............................     $    660          $  1,213           $  1,873

     The ISG Limited Term U.S. Government Fund retained the investment objective and financial history of the AmeriStar Limited Duration U.S. Government Portfolio.

                                   Continued

ISG FUNDS

                               DECEMBER 31, 1998

                                                                                                    AFTER
                                                                   BEFORE REORGANIZATION        REORGANIZATION
                                                                ----------------------------    --------------
                                                                     DG             ISG              ISG
                                                                 GOVERNMENT      GOVERNMENT       GOVERNMENT
                                                                INCOME FUND     INCOME FUND      INCOME FUND
                                                                ------------    ------------    --------------
Shares (000)................................................        28,264              --           28,264
Net Assets (000)............................................      $294,149        $     --         $294,149
Net Asset Value.............................................      $  10.41        $     --         $  10.41
Unrealized Appreciation (000)...............................      $ 17,995        $     --         $ 17,995

                                                                                                  AFTER
                                                                  BEFORE REORGANIZATION       REORGANIZATION
                                                                --------------------------    --------------
                                                                    DG             ISG             ISG
                                                                 MUNICIPAL      MUNICIPAL       MUNICIPAL
                                                                INCOME FUND    INCOME FUND     INCOME FUND
                                                                -----------    -----------    --------------
Shares (000)................................................        5,127             --           5,127
Net Assets (000)............................................      $56,475       $     --         $56,475
Net Asset Value.............................................      $ 11.01       $     --         $ 11.01
Unrealized Appreciation (000)...............................      $ 3,402       $     --         $ 3,402

                                                                                                  AFTER
                                                                  BEFORE REORGANIZATION       REORGANIZATION
                                                                --------------------------    --------------
                                                                                   ISG             ISG
                                                                    DG          LARGE-CAP       LARGE-CAP
                                                                EQUITY FUND    EQUITY FUND     EQUITY FUND
                                                                -----------    -----------    --------------
Shares (000)................................................       30,913             --           30,913
Net Assets (000)............................................     $806,528       $     --         $806,528
Net Asset Value.............................................     $  26.09       $     --         $  26.09
Unrealized Appreciation (000)...............................     $467,153       $     --         $467,153

                                                                                                    AFTER
                                                                   BEFORE REORGANIZATION        REORGANIZATION
                                                                ----------------------------    --------------
                                                                    DG         ISG SMALL-CAP    ISG SMALL-CAP
                                                                OPPORTUNITY     OPPORTUNITY      OPPORTUNITY
                                                                   FUND            FUND              FUND
                                                                -----------    -------------    --------------
Shares (000)................................................        8,357              --             8,357
Net Assets (000)............................................     $101,250        $     --          $101,250
Net Asset Value.............................................     $  12.12        $     --          $  12.12
Unrealized Appreciation (000)...............................     $  8,590        $     --          $  8,590

                                                                                                      AFTER
                                                                    BEFORE REORGANIZATION         REORGANIZATION
                                                                ------------------------------    --------------
                                                                     DG               ISG              ISG
                                                                INTERNATIONAL    INTERNATIONAL    INTERNATIONAL
                                                                 EQUITY FUND      EQUITY FUND      EQUITY FUND
                                                                -------------    -------------    --------------
Shares (000)................................................         2,663               --            2,663
Net Assets (000)............................................       $26,991          $    --          $26,991
Net Asset Value.............................................       $ 10.14          $    --          $ 10.14
Unrealized Appreciation (000)...............................       $ 1,735          $    --          $ 1,735

                                   Continued

ISG FUNDS

                               DECEMBER 31, 1998

NOTE 3 -- SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

     A Special Meeting of Shareholders of the DG Investors Series was held on December 11, 1998. At the meeting, shareholders voted on the following matters with the following results as indicated below:

Proposal 1

     To approve an Agreement and Plan of Reorganization pursuant to which each DG Fund listed below will transfer all of its assets and liabilities solely in exchange (the "Exchange") for Class A Shares and Institutional Shares of the corresponding ISG Fund identified opposite its name:

                  DG FUNDS                                                        ISG FUNDS
                  --------                                                        ---------
DG Treasury Money Market Fund                                   ISG Treasury Money Market Fund
DG Prime Money Market Fund                                      ISG Prime Money Market Fund
DG Limited Term Government Income Fund                          ISG Limited Term U.S. Government Fund
DG Government Income Fund                                       ISG Government Income Fund
DG Municipal Income Fund                                        ISG Municipal Income Fund
DG Equity Fund                                                  ISG Large-Cap Equity Fund
DG Opportunity Fund                                             ISG Small-Cap Opportunity Fund
DG International Equity Fund                                    ISG International Equity Fund

     Each DG Fund will distribute the Class A Shares or Institutional Shares, as applicable, of the corresponding ISG Fund received in the Exchange to its shareholders in an amount equal in net asset value to the shares of the DG Fund held by such shareholders as of the date of the Exchange, after which the DG Fund will be terminated.

                                                                    FOR         AGAINST       ABSTAIN
                                                                -----------    ---------    -----------
DG Treasury Money Market Fund...............................    187,366,851      262,702      3,992,398
DG Prime Money Market Fund..................................    121,116,108    1,812,537    100,808,395
DG Limited Term Government Income Fund......................      2,792,682           --         60,600
DG Government Income Fund...................................     25,662,347           --         38,566
DG Municipal Income Fund....................................      4,831,785          170         96,652
DG Equity Fund..............................................     27,338,291       22,838      1,134,549
DG Opportunity Fund.........................................      7,618,435        3,476        562,801
DG International Equity Fund................................      2,641,027           --          4,158

Proposal 2

     To approve a new Investment Advisory Contract between the DG Funds, on behalf of each DG Fund, and ParkSouth Corporation ("ParkSouth"), the terms of which are identical in all material respects to the prior investment advisory agreement for the DG Funds. The new Investment Advisory Contract was approved by the Board of Trustees, effective as of the date of the merger (the "Merger") of Deposit Guaranty Corp., the former ultimate corporate parent of the DG Funds' investment adviser, ParkSouth, with and into First American Corporation.

                                   Continued

ISG FUNDS

                               DECEMBER 31, 1998

                                                                    FOR         AGAINST      ABSTAIN
                                                                -----------    ---------    ---------
DG Treasury Money Market Fund...............................    191,290,460       92,805      238,686
DG Prime Money Market Fund..................................    217,557,853    1,877,500    4,301,687
DG Limited Term Government Income Fund......................      2,853,282           --           --
DG Government Income Fund...................................     25,696,987           --        3,926
DG Municipal Income Fund....................................      4,928,607           --           --
DG Equity Fund..............................................     28,438,800       16,724       40,154
DG Opportunity Fund.........................................      8,176,893        3,708        4,111
DG International Equity Fund................................      2,645,185           --           --

Proposal 3(A)

     To approve a new Sub-Investment Advisory Agreement between Womack Asset Management, Inc. (Womack), sub-adviser to the DG Opportunity Fund, and ParkSouth, on behalf of the DG Opportunity Fund, the terms of which are identical in all material respects to the prior sub-advisory agreement for the DG Opportunity Fund.

                                                                    FOR         AGAINST      ABSTAIN
                                                                -----------    ---------    ---------
DG Opportunity Fund.........................................      8,177,031        3,948        3,733

Proposal 3(B)

     To approve a new Sub-Investment Advisory Agreement between Lazard Asset Management (Lazard), sub-adviser to the DG International Equity Fund, and ParkSouth, on behalf of the DG International Equity Fund, the terms of which are identical in all material respects to the prior sub-advisory agreement for the DG International Equity Fund.

                                                                    FOR         AGAINST      ABSTAIN
                                                                -----------    ---------    ---------
DG International Equity Fund................................      2,645,086           --           99

NOTE 4 -- SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A)  Security Valuation:

     The Money Market Funds' securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

     The Variable Net Asset Value Funds' investments are valued each business day using available market quotations or at fair value as determined by one or more independent pricing services (collectively, the "Service") approved by the Board of Directors. The Service may use available market quotations, employ electronic data processing techniques and/or a matrix system to determine valuations. Investments in foreign securities of the International Equity Fund are valued based on quotations from the primary market in which they are traded. Investment companies are valued at the published net asset value per share. Debt securities with remaining maturities of 60 days or less are normally valued at amortized cost, which approximates market value. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. The differences between cost and market values of such investments are reflected as unrealized appreciation or depreciation.

                                   Continued

ISG FUNDS

                               DECEMBER 31, 1998

B)  Security Transactions and Investment Income:

     Security transactions are recorded on trade date. Realized gains and losses from sales of investments are calculated on the identified cost basis. Interest income, including accretion of discount and amortization of premium on investments (when applicable), is accrued daily. Dividend income is recorded on the ex-dividend date.

C)  Repurchase Agreements:

     The Funds may invest in repurchase agreements from financial institutions, such as banks and broker-dealers approved by the Board of Directors. The Funds' custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Accordingly, the Funds could receive less than the carrying value upon the sale of the underlying collateral securities.

D)  Securities Purchased on a When-Issued Basis:

     Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby, involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Funds maintain cash and marketable securities at least equal in value to commitments for when-issued securities. Securities purchased on a when-issued basis do not earn income until settlement date.

E)  Foreign Currency Translation:

     The market value of investment securities, other assets and liabilities of the International Equity Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of fund securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

F)  Risks Associated with Foreign Securities and Currencies:

     Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

                                   Continued

ISG FUNDS

                               DECEMBER 31, 1998

     Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the International Equity Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

G)  Forward Currency Contracts:

     The International Equity Fund may enter into a forward currency contract ("forward") which is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

     Forwards may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gains/losses from investment and foreign currency transactions. Fluctuations in the value of forwards held are recorded for financial reporting purposes as unrealized gains and losses by the Fund. There were no forwards open at December 31, 1998.

H)  Securities Lending:

     To generate additional income, the Funds may lend up to 33 1/3% of securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds continue to earn interest and dividends on securities lent while simultaneously seeking to earn interest on the investment of collateral.

     When cash is received as collateral for securities loaned, the Funds may invest such cash in short-term U.S. government securities, repurchase agreements, or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan. In addition, the short-term securities purchased with the cash collateral are included in the accompanying schedules of portfolio investments. Fixed income securities received as collateral are not recorded as an asset or liability of the Fund because the Fund does not have effective control of such securities.

     There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the adviser to be of good standing and creditworthy under guidelines established by the Board of Directors and when, in the judgment of the adviser, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. According to GAAP, a statement of cash flows is presented if the Fund lent out, on average, more than 10% of net assets during the year. Under this guideline, a statement of cash flows is presented for the Equity Income Fund and Capital Growth Fund. As of December 31, 1998, the following Funds had securities with the following market values on loan:

                                                                MARKET     MARKET VALUE
                                                               VALUE OF     OF LOANED
                                                              COLLATERAL    SECURITIES
                                                              ----------   ------------
Limited Term Income Fund....................................  $8,321,126    $8,197,425
Equity Income Fund..........................................  21,031,426    20,321,400
Capital Growth Fund.........................................  51,012,796    49,756,463

                                   Continued

ISG FUNDS

                               DECEMBER 31, 1998

     The loaned securities were fully collateralized by cash which was invested in U.S. government securities, commercial paper and repurchase agreements at December 31, 1998.

I)  Expenses:

     The Funds incurred certain costs in connection with their organization. These costs were deferred and are being amortized on a straight-line basis over five years from their commencement of operations.

     The Funds account separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund while general Fund or Company expenses are allocated among the ISG Funds and the Company's other series based on the relative net assets of each Fund and series.

J)  Federal Income Taxes:

     For federal income tax purposes, each Fund is treated as a separate entity for the purpose of determining its qualification as a regulated investment company under the Internal Revenue Code (the "Code"). It is the policy of each Fund to meet the requirements of the Code applicable to regulated investment companies, including the requirement that they distribute substantially all of their income and capital gains to shareholders. Therefore, no federal income tax provision is required.

     For federal income tax purposes, the following Funds have capital loss carryovers as of December 31, 1998, which are available to offset future capital gains, if any, on securities transactions to the extent provided for in the
Code:

                            FUND                                 AMOUNT      EXPIRES
                            ----                               ----------    -------
Treasury Money Market Fund..................................   $   15,528     2000
                                                                      122     2001
                                                                      479     2002
                                                                    6,387     2003
                                                               ----------
                                                               $   22,516
                                                               ==========
Prime Money Market Fund.....................................   $      889     2002
                                                                      149     2004
                                                                        9     2005
                                                                    3,675     2006
                                                               ----------
                                                               $    4,722
                                                               ==========
Limited Term U.S. Government Fund...........................   $1,246,785     2001
                                                                1,040,337     2002
                                                                  758,580     2003
                                                                  378,938     2004
                                                               ----------
                                                               $3,424,640
                                                               ==========
Government Income Fund......................................   $  181,520     2002
                                                                  467,764     2003
                                                                  498,409     2004
                                                                  763,279     2005
                                                                  151,172     2006
                                                               ----------
                                                               $2,062,144
                                                               ==========
Small-Cap Opportunity Fund..................................   $7,749,584     2006
                                                               ==========
International Equity Fund...................................   $1,684,022     2006
                                                               ==========

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the next fiscal year. As of December 31, 1998, Income Fund, Small-Cap Opportunity Fund and International Equity Fund elected to defer such losses of $74, $3,195,481 and $22,668, respectively.

                                   Continued

ISG FUNDS

                               DECEMBER 31, 1998

K)  Dividends and Distributions to Shareholders:

     Dividends are declared daily to shareholders of record at the close of business on the day of declaration and are paid monthly for the Treasury Money Market Fund, Prime Money Market Fund, Limited Term U.S. Government Fund, Limited Term Tennessee Tax-Exempt Fund, Tennessee Tax-Exempt Fund, Limited Term Income Fund and Income Fund. Dividends are declared and paid monthly for the Government Income Fund, Municipal Income Fund and Equity Income Fund. Dividends if, any, are declared and paid quarterly for the Large-Cap Equity Fund, Capital Growth Fund and Small-Cap Opportunity Fund. Dividends, if any, are declared and distributed annually for International Equity Fund. For all Funds, distributions of net realized gains, if any, will be paid at least annually.

     Dividends and distributions are recorded on the ex-dividend date. Distributions from net investment income and from net realized gains are determined in accordance with federal income tax regulations that may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

     As of December 31, 1998, the following reclassifications have been made to increase (decrease) such amounts with offsetting adjustments made to capital:

                                                                                       UNDISTRIBUTED
                                                                                     (DISTRIBUTIONS IN
                                                                  UNDISTRIBUTED          EXCESS OF)
                                                                (DISTRIBUTIONS IN    NET REALIZED GAINS
                                                                   EXCESS OF)           (LOSSES) ON
                                                                 NET INVESTMENT          INVESTMENT
                                                                  INCOME (LOSS)         TRANSACTIONS
                                                                -----------------    ------------------
Limited Term U.S. Government Fund...........................        $     689           $(3,505,024)
Government Income Fund......................................             (397)                  397
Municipal Income Fund.......................................           72,376               (72,376)
Limited Term Income Fund....................................          (77,594)               77,594
Income Fund.................................................          (55,719)               55,719
Equity Income Fund..........................................              275                  (275)
Large-Cap Equity Fund.......................................          (47,314)              (25,917)
Small-Cap Opportunity Fund..................................          387,203                86,058
International Equity Fund...................................          (87,760)               55,284

L)  Reclassifications

     Certain reclassifications have been made to the prior year financial statements in order to conform to the current presentation.

NOTE 5 -- RELATED PARTY TRANSACTIONS

     First American National Bank ("First American"), the Funds' investment adviser, is a wholly-owned subsidiary of First American Corporation. Barnett Capital Advisors, Inc. served as the sub-investment adviser with respect to the Prime Money Market Fund until January 30, 1998 when First American assumed the day-to-day management of the Prime Money Market Fund.

     Prior to the merger on December 14, 1998, ParkSouth, an indirect subsidiary of Deposit Guaranty Corp., served as investment adviser to the DG Investor Series. Deposit Guaranty Corp. was merged with and into First American Corporation on May 1, 1998. Lazard served as the sub-investment adviser to the DG International Equity Fund and continues to serve as sub-investment adviser to the ISG International Equity Fund after the merger of the Funds. Womack served as the sub-investment adviser to the DG Opportunity Fund and continues to serve as the sub-investment adviser to the ISG Small-Cap Opportunity Fund after the merger of the Funds.

                                   Continued

ISG FUNDS

                               DECEMBER 31, 1998

BISYS Fund Services Limited Partnership ("BISYS") serves as the Funds' administrator and distributor. BISYS is a subsidiary of The BISYS Group, Inc.

Prior to the merger on December 14, 1998, Federated Administrative Services (Federated) provided the DG Funds with administrative personnel and services, such as certain legal and accounting services. Their fee was paid based on the 0.15% on the first $250 million, 0.125% on the next $250 million, 0.10% on the next $250 million and .075% in excess of $750 million of the total annual average net assets of the former DG Funds, subject to a minimum of $100,000 per Fund per year.

     As investment adviser, First American manages the investments of each Fund, supervises the sub-investment advisers with respect to the ISG Prime Money Market Fund (until January 30, 1998 as noted above), the ISG International Equity Fund, and the ISG Small-Cap Opportunity Fund and is responsible for all purchases and sales of each Fund's investment securities. Under the terms of the subinvestment advisory agreements with Lazard and Womack, the Adviser has agreed to pay Lazard and Womack a monthly fee at the annual rate of 0.50% of the International Equity Fund's average daily net assets and 0.35% of the Small-Cap Opportunity Fund's average daily net assets, respectively.

     Pursuant to the Administration Agreement, BISYS assists in supervising the operations of the Funds. For its services, BISYS is entitled to receive a fee at the annual rate of 0.10% of the average daily net assets of each Money Market Fund and 0.15% of the average daily net assets of each Variable Net Asset Value Fund.

     Pursuant to the Shareholder Service Plan, the Funds pay BISYS for the provision of certain services at an annual rate of 0.15% of the average daily net assets represented by Institutional Shares and Class A Shares (except for the Limited Term U.S. Government Fund, Limited Term Tennessee Tax-Exempt Fund, Tennessee Tax-Exempt Fund, Limited Term Income Fund, Income Fund, Equity Income Fund and Capital Growth Fund, for which the Shareholder Service Plan did not become effective until January 1, 1999) (0.25% in the case of Class A Shares of the Money Market Funds) and at an annual rate of 0.25% of the average daily net assets represented by Class B Shares. The services provided may include personal services relating to shareholder accounts and services related to the maintenance of such shareholder accounts. BISYS may pay financial institutions, including the investment adviser, broker/dealers and other institutions in respect to these services. Federated received an annual rate of 0.15% of the average daily net assets of each former DG Fund.

     Pursuant to the Distribution Plan, each Fund pays BISYS for advertising, marketing and distributing Class A Shares (other than the Money Market Funds and except for the Government Income Fund, Municipal Income Fund, Large-Cap Equity Fund, Small-Cap Opportunity Fund and International Equity Fund, for which the Distribution Plan did not become effective until January 1, 1999) and Class B Shares (other than the Treasury Money Market Fund which does not offer Class B Shares) at an annual rate of 0.25% of the average daily net assets represented by Class A Shares and at an annual rate of 0.75% of the average daily net assets represented by Class B Shares. BISYS may pay financial institutions, broker/dealers and other institutions, in respect of these services.

     For the year ended December 31, 1998, BISYS realized $552,283 from commissions on the sales of Class A Shares and Class B Shares, of which, $3,514 was reallowed to affiliated broker/dealers of the Funds. For the period from March 1, 1998 through December 13, 1998 Federated Securities Corp., the former Distributor, realized $2,618 from commissions on the sales of Class A Shares, of which, all was reallowed to affiliated broker/dealers of the former DG Funds.

BISYS Fund Services Ohio, Inc., a subsidiary of The BISYS Group, Inc., serves the Funds as Transfer Agent and Mutual Fund Accountant. The Mutual Fund Accountant fees are based on a minimum fee of $48,000 per year or 0.03% of the average daily net assets of each Fund, whichever is greater, an additional $10,000 per year per class, plus out of pocket costs. The Transfer Agent Fees are based on a fixed fee of $19,000 per class, plus out of pocket costs. Federated Services Company, the Mutual Fund Accountant for the former DG Funds, fees were based on 0.03% on the first $100 million, 0.02% on the next $200 million, 0.01% on the next $200 million and 0.005% in excess of $500 million of the total annual average net assets of each of the former DG Funds. Federated Shareholder Service Company, the Transfer Agent for the former DG Funds, fees were based on $24,000 annually per Fund, plus out-of-pocket costs.

                                   Continued

ISG FUNDS

                               DECEMBER 31, 1998

     Certain officers and Directors of the Company are "affiliated persons" (as defined in the Act) of BISYS and therefore do not receive compensation. Each "non-affiliated" Director receives an annual fee of $12,000 and a meeting fee of $1,500 per meeting for services relating to the Company.

     Information regarding these transactions for the year ended December 31, 1998 is as follows:

                             INVESTMENT ADVISORY FEES      ADMINISTRATION   DISTRIBUTION FEES --
                           -----------------------------        FEES           CLASS A SHARES             REIMBURSEMENTS
                              ANNUAL FEE      VOLUNTARY    --------------   --------------------   -----------------------------
                           BEFORE VOLUNTARY      FEE       VOLUNTARY FEE       VOLUNTARY FEE          CLASS A      INSTITUTIONAL
                            FEE REDUCTIONS    REDUCTIONS     REDUCTIONS          REDUCTIONS           SHARES          SHARES
                           ----------------   ----------   --------------   --------------------   -------------   -------------
Treasury Money Market
  Fund...................        0.25%         $     --       $    --             $    --             $8,913          $    --
Prime Money Market Fund..        0.25%               --            --                  --              5,675               --
Limited Term U.S.
  Government Fund........        0.50%           35,572        23,803              48,533                 --               --
Government Income Fund...        0.60%               --            --                  --                 --               --
Municipal Income Fund....        0.60%          136,582            --                  --                160              992
Limited Term Tennessee
  Tax-Exempt Fund........        0.50%           25,811        24,832              55,168                 --               --
Tennessee Tax-Exempt
  Fund...................        0.50%            5,617            --                  --                 --               --
Limited Term Income
  Fund...................        0.50%            4,977            --                  --                 --               --
Income Fund..............        0.50%            3,965            --                  --                 --               --
Equity Income Fund.......        0.65%            4,867            --                  --                 --               --
Large-Cap Equity Fund....        0.75%               --            --                  --              2,580           18,370
Capital Growth Fund......        0.65%           10,128            --                  --                 --               --
Small-Cap Opportunity
  Fund...................        0.95%               --            --                  --              4,701            6,363
International Equity
  Fund...................        1.00%           77,837            --                  --              4,182               --

     Additionally, the distributor voluntarily waived distribution fees for Class B Shares in the amount of $23 for the Large-Cap Equity Fund and $2 for the Small-Cap Opportunity Fund. The distributor also waived shareholder servicing fees for Class B Shares in the amount of $8 for the Large-Cap Equity Fund and $1 for the Small-Cap Opportunity Fund.

NOTE 6 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

     For the year ended December 31, 1998, the cost of purchases and the proceeds from sales of fund securities (excluding short-term investments) were as follows:

                                                                 PURCHASES        SALES
                                                                -----------    -----------
Limited Term U.S. Government Fund...........................    $39,467,027    $18,075,712
Government Income Fund (a)..................................     94,850,862     53,965,807
Municipal Income Fund (a)...................................      9,294,047      1,497,658
Limited Term Tennessee Tax-Exempt Fund......................     36,372,448     44,151,279
Tennessee Tax-Exempt Fund...................................    149,417,235    154,203,635
Limited Term Income Fund....................................     38,704,911     36,601,016
Income Fund.................................................     40,395,568     32,295,103
Equity Income Fund..........................................    121,528,986    117,788,695
Large-Cap Equity Fund (a)...................................     20,942,781     25,227,265
Capital Growth Fund.........................................    219,921,258    252,119,198
Small-Cap Opportunity Fund (a)..............................    119,107,164    127,691,660
International Equity Fund (a)...............................     19,462,475     17,581,394

---------------
(a) For the period from March 1, 1998 through December 31, 1998.

                                   Continued

ISG FUNDS

                               DECEMBER 31, 1998

NOTE 7 -- CONCENTRATION OF CREDIT RISK

     The Tennessee Tax-Exempt Fund and Limited Term Tennessee Tax-Exempt Fund invest substantially all of their assets in a non-diversified portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of Tennessee, its municipalities, counties and other taxing districts. The issuers' abilities to meet their obligations may be affected by Tennessee economic, regional and political developments.

     The Municipal Income Fund, Tennessee Tax-Exempt Fund and Limited Term Tennessee Tax-Exempt Fund had the following concentrations by sector at December 31, 1998 (as a percentage of total investments):

                                                                                           LIMITED TERM
                                                                             TENNESSEE      TENNESSEE
                                                               MUNICIPAL     TAX-EXEMPT     TAX-EXEMPT
                                                              INCOME FUND       FUND           FUND
                                                              -----------    ----------    ------------
General Obligation..........................................      71.9%         45.7%          41.6%
Utilities...................................................       8.8%         17.9%           9.7%
Health & Medical............................................       8.2%         16.4%          14.3%
Educational.................................................       1.8%         11.5%           3.6%
Transportation..............................................       1.9%          4.8%            --
Others......................................................       3.9%          2.8%          15.1%
Cash and Cash Equivalents...................................       2.5%          0.9%          10.9%
Housing.....................................................       1.0%           --            4.8%
                                                                 -----         -----          -----
                                                                 100.0%        100.0%         100.0%
                                                                 =====         =====          =====

                                   Continued

ISG FUNDS

                               DECEMBER 31, 1998

NOTE 8 -- CAPITAL SHARE TRANSACTIONS

     Transactions in shares in the multi-class Funds are summarized below:

                                                TREASURY MONEY MARKET FUND         PRIME MONEY MARKET FUND
                                              ------------------------------    ------------------------------
                                               YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                              DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                  1998             1997             1998             1997
                                              -------------    -------------    -------------    -------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
  Proceeds from shares issued...............  $ 451,868,071    $ 261,551,242    $ 570,797,942    $ 203,448,543
  Dividends reinvested......................        394,398          107,555        1,864,545          357,816
  Cost of shares redeemed...................   (361,844,685)    (262,902,182)    (318,621,139)    (170,480,515)
                                              -------------    -------------    -------------    -------------
                                                 90,417,784       (1,243,385)     254,041,348       33,325,844
                                              -------------    -------------    -------------    -------------
CLASS B SHARES:
  Proceeds from shares issued...............             --               --          232,471(a)            --
  Dividends reinvested......................             --               --            1,499(a)            --
  Cost of shares redeemed...................             --               --          (47,165)(a)           --
                                              -------------    -------------    -------------    -------------
                                                         --               --          186,805               --
                                              -------------    -------------    -------------    -------------
INSTITUTIONAL SHARES:
  Proceeds from shares issued...............    382,986,334      208,119,313      190,307,006      143,744,469
  Dividends reinvested......................         10,935               --                1                1
  Cost of shares redeemed...................   (187,178,191)    (203,642,569)    (149,980,261)    (165,455,650)
                                              -------------    -------------    -------------    -------------
                                                195,819,078        4,476,744       40,326,746      (21,711,180)
                                              -------------    -------------    -------------    -------------
Total net increase (decrease) from capital
  transactions..............................  $ 286,236,862    $   3,233,359    $ 294,554,899    $  11,614,664
                                              =============    =============    =============    =============
SHARE TRANSACTIONS:
CLASS A SHARES:
  Issued....................................    451,868,071      261,551,242      570,797,942      203,448,543
  Reinvested................................        394,398          107,555        1,864,545          357,816
  Redeemed..................................   (361,844,685)    (262,902,182)    (318,621,139)    (170,480,515)
                                              -------------    -------------    -------------    -------------
                                                 90,417,784       (1,243,385)     254,041,348       33,325,844
                                              -------------    -------------    -------------    -------------
CLASS B SHARES:
  Issued....................................             --               --          232,471(a)            --
  Reinvested................................             --               --            1,499(a)            --
  Redeemed..................................             --               --          (47,165)(a)           --
                                              -------------    -------------    -------------    -------------
                                                         --               --          186,805               --
                                              -------------    -------------    -------------    -------------
INSTITUTIONAL SHARES:
  Issued....................................    382,986,334      208,119,313      190,307,006      143,744,469
  Reinvested................................         10,935               --                1                1
  Redeemed..................................   (187,178,191)    (203,642,569)    (149,980,261)    (165,455,650)
                                              -------------    -------------    -------------    -------------
                                                195,819,078        4,476,744       40,326,746      (21,711,180)
                                              -------------    -------------    -------------    -------------
Total net increase (decrease) from share
  transactions..............................    286,236,862        3,233,359      294,554,899       11,614,664
                                              =============    =============    =============    =============

---------------

(a) For the period from July 23, 1998 (commencement of operations) through December 31, 1998.

                                   Continued

ISG FUNDS

                               DECEMBER 31, 1998

                                          LIMITED TERM
                                      U.S. GOVERNMENT FUND                   GOVERNMENT INCOME FUND
                                  ----------------------------    ---------------------------------------------
                                   YEAR ENDED     PERIOD ENDED    PERIOD ENDED      YEAR ENDED      YEAR ENDED
                                  DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     FEBRUARY 28,    FEBRUARY 28,
                                      1998          1997(a)          1998(d)           1998            1997
                                  ------------    ------------    -------------    ------------    ------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
  Proceeds from shares issued...  $ 33,332,277    $22,172,121     $ 100,273,406    $ 97,746,058    $113,591,135
  Dividends reinvested..........        52,770          4,769         4,696,756       5,515,899       5,048,640
  Cost of shares redeemed.......   (52,018,890)    (2,291,568)     (383,504,573)    (92,600,823)    (48,955,255)
                                  ------------    -----------     -------------    ------------    ------------
                                   (18,633,843)    19,885,322      (278,534,411)     10,661,134      69,684,520
                                  ------------    -----------     -------------    ------------    ------------
CLASS B SHARES:
  Proceeds from shares issued...       428,519(b)          --                --              --              --
  Dividends reinvested..........         5,919(b)          --                --              --              --
  Cost of shares redeemed.......        (7,611)(b)         --                --              --              --
                                  ------------    -----------     -------------    ------------    ------------
                                       426,827             --                --              --              --
                                  ------------    -----------     -------------    ------------    ------------
INSTITUTIONAL SHARES:
  Proceeds from shares issued...    47,242,730(c)          --       299,288,856(c)           --              --
  Dividends reinvested..........            --(c)          --                --(c)           --              --
  Cost of shares redeemed.......      (764,822)(c)         --       (3,700,206)(c)           --              --
                                  ------------    -----------     -------------    ------------    ------------
                                    46,477,908             --       295,588,650              --              --
                                  ------------    -----------     -------------    ------------    ------------
Total net increase (decrease)
  from capital transactions.....  $ 28,270,892    $19,885,322     $  17,054,239    $ 10,661,134    $ 69,684,520
                                  ============    ===========     =============    ============    ============
SHARE TRANSACTIONS:
CLASS A SHARES:
  Issued........................     3,245,674      2,213,380         9,822,777       9,911,035      11,623,519
  Reinvested....................         5,139            473           460,321         561,104         521,253
  Redeemed......................    (4,999,183)      (227,864)      (37,005,291)     (9,367,967)     (5,043,232)
                                  ------------    -----------     -------------    ------------    ------------
                                    (1,748,370)     1,985,989       (26,722,193)      1,104,172       7,101,540
                                  ------------    -----------     -------------    ------------    ------------
CLASS B SHARES:
  Issued........................        42,105(b)          --                --              --              --
  Reinvested....................           577(b)          --                --              --              --
  Redeemed......................          (749)(b)         --                --              --              --
                                  ------------    -----------     -------------    ------------    ------------
                                        41,933             --                --              --              --
                                  ------------    -----------     -------------    ------------    ------------
INSTITUTIONAL SHARES:
  Issued........................     4,594,333(c)          --        28,716,929(c)           --              --
  Reinvested....................            --(c)          --                --(c)           --              --
  Redeemed......................       (74,494)(c)         --         (355,731)(c)           --              --
                                  ------------    -----------     -------------    ------------    ------------
                                     4,519,839             --        28,361,198              --              --
                                  ------------    -----------     -------------    ------------    ------------
Total net increase (decrease)
  from share transactions.......     2,813,402      1,985,989         1,639,005       1,104,172       7,101,540
                                  ============    ===========     =============    ============    ============

---------------

(a) For the period from February 28, 1997 (commencement of operations) through December 31, 1997.

(b) For the period from March 3, 1998 (commencement of operations) through December 31, 1998.

(c) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.

(d) For the period from March 1, 1998 through December 31, 1998.

                                   Continued

ISG FUNDS

                               DECEMBER 31, 1998

                                                                               LIMITED TERM TENNESSEE
                                       MUNICIPAL INCOME FUND                      TAX-EXEMPT FUND
                            --------------------------------------------    ----------------------------
                            PERIOD ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                            DECEMBER 31,    FEBRUARY 28,    FEBRUARY 28,    DECEMBER 31,    DECEMBER 31,
                              1998(a)           1998            1997            1998          1997(c)
                            ------------    ------------    ------------    ------------    ------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
  Proceeds from shares
     issued...............  $ 16,018,219    $ 12,400,013    $ 13,965,127    $  3,962,167    $ 28,464,155
  Dividends reinvested....        18,913          26,535          34,266          12,988               6
  Cost of shares
     redeemed.............   (63,292,954)    (12,157,682)    (11,330,842)     (7,373,121)     (5,750,464)
                            ------------    ------------    ------------    ------------    ------------
                             (47,255,822)        268,866       2,668,551      (3,397,966)     22,713,697
                            ------------    ------------    ------------    ------------    ------------
CLASS B SHARES:
  Proceeds from shares
     issued...............            --              --              --         755,289(d)           --
  Dividends reinvested....            --              --              --           8,566(d)           --
  Cost of shares
     redeemed.............            --              --              --         (30,613)(d)          --
                            ------------    ------------    ------------    ------------    ------------
                                      --              --              --         733,242              --
                            ------------    ------------    ------------    ------------    ------------
INSTITUTIONAL SHARES:
  Proceeds from shares
     issued...............    55,260,352(b)           --              --              --              --
  Dividends reinvested....            --(b)           --              --              --              --
  Cost of shares
     redeemed.............      (417,507)(b)          --              --              --              --
                            ------------    ------------    ------------    ------------    ------------
                              54,842,845              --              --              --              --
                            ------------    ------------    ------------    ------------    ------------
Total net increase
  (decrease) from capital
  transactions............  $  7,587,023    $    268,866    $  2,668,551    $ (2,664,724)   $ 22,713,697
                            ============    ============    ============    ============    ============
SHARE TRANSACTIONS:
CLASS A SHARES:
  Issued..................     1,473,050       1,162,205       1,331,086         390,602       2,833,470
  Reinvested..............         1,731           2,485           3,288           1,281               1
  Redeemed................    (5,756,013)     (1,136,101)     (1,083,418)       (727,402)       (574,372)
                            ------------    ------------    ------------    ------------    ------------
                              (4,281,232)         28,589         250,956        (335,519)      2,259,099
                            ------------    ------------    ------------    ------------    ------------
CLASS B SHARES:
  Issued..................            --              --              --          74,613(d)           --
  Reinvested..............            --              --              --             844(d)           --
  Redeemed................            --              --              --          (2,987)(d)          --
                            ------------    ------------    ------------    ------------    ------------
                                      --              --              --          72,470              --
                            ------------    ------------    ------------    ------------    ------------
INSTITUTIONAL SHARES:
  Issued..................     5,018,064(b)           --              --              --              --
  Reinvested..............            --(b)           --              --              --              --
  Redeemed................       (37,974)(b)          --              --              --              --
                            ------------    ------------    ------------    ------------    ------------
                               4,980,090              --              --              --              --
                            ------------    ------------    ------------    ------------    ------------
Total net increase
  (decrease) from share
  transactions............       698,858          28,589         250,956        (263,049)      2,259,099
                            ============    ============    ============    ============    ============

---------------

(a) For the period from March 1, 1998 through December 31, 1998.

(b) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.

(c) For the period from February 28, 1997 (commencement of operations) through December 31, 1997.

(d) For the period from February 3, 1998 (commencement of operations) through December 31, 1998.

                                   Continued

ISG FUNDS

                               DECEMBER 31, 1998

                                                  TENNESSEE TAX-EXEMPT FUND        LIMITED TERM INCOME FUND
                                                -----------------------------    ----------------------------
                                                 YEAR ENDED      YEAR ENDED       YEAR ENDED     YEAR ENDED
                                                DECEMBER 31,    DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
                                                    1998            1997             1998           1997
                                                ------------    -------------    ------------   -------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
  Proceeds from shares issued.................  $  1,752,569    $  23,465,567    $  4,247,501   $  18,061,691
  Dividends reinvested........................        50,304          208,184         356,704       2,425,448
  Cost of shares redeemed.....................      (552,522)    (111,627,908)     (3,059,492)   (113,120,158)
                                                ------------    -------------    ------------   -------------
                                                   1,250,351      (87,954,157)      1,544,713     (92,633,019)
                                                ------------    -------------    ------------   -------------
CLASS B SHARES:
  Proceeds from shares issued.................     1,466,601(a)            --         596,723(c)            --
  Dividends reinvested........................        11,439(a)            --          12,488(c)            --
  Cost of shares redeemed.....................       (85,460)(a)           --         (10,782)(c)           --
                                                ------------    -------------    ------------   -------------
                                                   1,392,580               --         598,429              --
                                                ------------    -------------    ------------   -------------
INSTITUTIONAL SHARES:
  Proceeds from shares issued.................     7,579,865      103,242,548(b)   17,402,254      97,264,930(b)
  Dividends reinvested........................       362,424           24,834(b)    1,814,546         377,078(b)
  Cost of shares redeemed.....................   (17,158,922)      (3,792,891)(b)  (19,236,804)   (12,647,715)(b)
                                                ------------    -------------    ------------   -------------
                                                  (9,216,633)      99,474,491         (20,004)     84,994,293
                                                ------------    -------------    ------------   -------------
Total net increase (decrease) from capital
  transactions................................  $ (6,573,702)   $  11,520,334    $  2,123,138   $  (7,638,726)
                                                ============    =============    ============   =============
SHARE TRANSACTIONS:
CLASS A SHARES:
  Issued......................................       171,828        2,362,712         423,480       1,811,625
  Reinvested..................................         4,932           21,009          35,505         244,124
  Redeemed....................................       (54,274)     (11,118,420)       (304,615)    (11,327,489)
                                                ------------    -------------    ------------   -------------
                                                     122,486       (8,734,699)        154,370      (9,271,740)
                                                ------------    -------------    ------------   -------------
CLASS B SHARES:
  Issued......................................       144,107(a)            --          59,685(c)            --
  Reinvested..................................         1,117(a)            --           1,241(c)            --
  Redeemed....................................        (8,459)(a)           --         (1,067)(c)            --
                                                ------------    -------------    ------------   -------------
                                                     136,765               --          59,859              --
                                                ------------    -------------    ------------   -------------
INSTITUTIONAL SHARES:
  Issued......................................       746,499       10,272,191(b)    1,734,900       9,730,880(b)
  Reinvested..................................        35,452            2,474(b)      180,765          37,731(b)
  Redeemed....................................    (1,681,956)        (376,678)(b)   (1,918,236)   (1,266,172)(b)
                                                ------------    -------------    ------------   -------------
                                                    (900,005)       9,897,987          (2,571)      8,502,439
                                                ------------    -------------    ------------   -------------
Total net increase (decrease) from share
  transactions................................      (640,754)       1,163,288         211,658        (769,301)
                                                ============    =============    ============   =============

---------------

(a) For the period from February 24, 1998 (commencement of operations) through December 31, 1998.

(b) For the period from October 3, 1997 (commencement of operations) through December 31, 1997.

(c) For the period from February 4, 1998 (commencement of operations) through December 31, 1998.

                                   Continued

ISG FUNDS

                               DECEMBER 31, 1998

                                                        INCOME FUND                  EQUITY INCOME FUND
                                               -----------------------------    ----------------------------
                                                YEAR ENDED      YEAR ENDED       YEAR ENDED     PERIOD ENDED
                                               DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                                   1998            1997             1998          1997(c)
                                               ------------    -------------    ------------    ------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
  Proceeds from shares issued................  $  2,623,611    $  43,676,646    $ 3,518,621     $ 71,071,654
  Dividends reinvested.......................        67,401        1,100,106        544,283           58,646
  Cost of shares redeemed....................      (166,568)     (84,785,631)      (448,062)     (80,669,327)
                                               ------------    -------------    -----------     ------------
                                                  2,524,444      (40,008,879)     3,614,842       (9,539,027)
                                               ------------    -------------    -----------     ------------
CLASS B SHARES:
  Proceeds from shares issued................     1,212,642(a)            --      4,390,413(d)            --
  Dividends reinvested.......................        36,013(a)            --        503,786(d)            --
  Cost of shares redeemed....................       (11,721)(a)           --       (330,052)(d)           --
                                               ------------    -------------    -----------     ------------
                                                  1,236,934               --      4,564,147               --
                                               ------------    -------------    -----------     ------------
INSTITUTIONAL SHARES:
  Proceeds from shares issued................    13,962,624       74,176,796(b)   9,946,074       66,268,900(b)
  Dividends reinvested.......................     1,919,389          229,138(b)   9,267,437       10,029,575(b)
  Cost of shares redeemed....................   (10,810,920)      (3,038,585)(b)  (9,579,278)      (952,168)(b)
                                               ------------    -------------    -----------     ------------
                                                  5,071,093       71,367,349      9,634,233       75,346,307
                                               ------------    -------------    -----------     ------------
Total net increase (decrease) from capital
  transactions...............................  $  8,832,471    $  31,358,470    $17,813,222     $ 65,807,280
                                               ============    =============    ===========     ============
SHARE TRANSACTIONS:
CLASS A SHARES:
  Issued.....................................       252,785        4,394,727        313,892        5,889,075
  Reinvested.................................         6,446          110,432         55,085            5,646
  Redeemed...................................       (15,901)      (8,376,453)       (42,400)      (5,857,248)
                                               ------------    -------------    -----------     ------------
                                                    243,330       (3,871,294)       326,577           37,473
                                               ------------    -------------    -----------     ------------
CLASS B SHARES:
  Issued.....................................       117,222(a)                      396,049(d)            --
  Reinvested.................................         3,447(a)                       51,347(d)            --
  Redeemed...................................        (1,125)(a)                     (30,243)(d)           --
                                               ------------    -------------    -----------     ------------
                                                    119,544               --        417,153               --
                                               ------------    -------------    -----------     ------------
INSTITUTIONAL SHARES:
  Issued.....................................     1,349,996        7,300,711(b)     907,955        5,657,103(b)
  Reinvested.................................       184,826           22,454(b)     936,932          983,212(b)
  Redeemed...................................    (1,041,209)       (296,935)(b)    (856,372)         (85,923)(b)
                                               ------------    -------------    -----------     ------------
                                                    493,613        7,026,230        988,515        6,554,392
                                               ------------    -------------    -----------     ------------
Total net increase (decrease) from share
  transactions...............................       856,487        3,154,936      1,732,245        6,591,865
                                               ============    =============    ===========     ============

---------------

(a) For the period from February 4, 1998 (commencement of operations) through December 31, 1998.

(b) For the period from October 3, 1997 (commencement of operations) through December 31, 1997.

(c) For the period from February 28, 1997 (commencement of operations) through December 31, 1997.

(d) For the period from February 3, 1998 (commencement of operations) through December 31, 1998.

                                   Continued

ISG FUNDS

                               DECEMBER 31, 1998

                                     LARGE-CAP EQUITY FUND                    CAPITAL GROWTH FUND
                          --------------------------------------------    ----------------------------
                          PERIOD ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                          DECEMBER 31,    FEBRUARY 28,    FEBRUARY 28,    DECEMBER 31,    DECEMBER 31,
                            1998(A)           1998            1997            1998            1997
                          ------------    ------------    ------------    ------------    ------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
  Proceeds from shares
     issued.............  $114,374,074    $146,010,215    $102,599,959    $  3,357,975    $101,329,579
  Dividends
     reinvested.........    27,316,773       4,620,893       8,350,813         629,861         250,838
  Cost of shares
     redeemed...........  (882,188,167)   (124,793,931)    (69,584,226)       (390,437)   (179,442,673)
                          ------------    ------------    ------------    ------------    ------------
                          (740,497,320)     25,837,177      41,366,546       3,597,399     (77,862,256)
                          ------------    ------------    ------------    ------------    ------------
CLASS B SHARES:
  Proceeds from shares
     issued.............        96,706(b)           --              --       2,770,518(d)           --
  Dividends
     reinvested.........            --(b)           --              --         321,359(d)           --
  Cost of shares
     redeemed...........            --(b)           --              --        (255,741)(d)          --
                          ------------    ------------    ------------    ------------    ------------
                                96,706              --              --       2,836,136              --
                          ------------    ------------    ------------    ------------    ------------
INSTITUTIONAL SHARES:
  Proceeds from shares
     issued.............   740,608,981(c)           --              --      14,229,454     147,332,294(e)
  Dividends
     reinvested.........            --(c)           --              --      25,469,627      19,050,221(e)
  Cost of shares
     redeemed...........   (12,333,131)(c)          --              --     (25,728,858)     (6,416,169)(e)
                          ------------    ------------    ------------    ------------    ------------
                           728,275,850              --              --      13,970,223     159,966,346
                          ------------    ------------    ------------    ------------    ------------
Total net increase
  (decrease) from
  capital transactions..  $(12,124,764)   $ 25,837,177    $ 41,366,546    $ 20,403,758    $ 82,104,090
                          ============    ============    ============    ============    ============
SHARE TRANSACTIONS:
CLASS A SHARES:
  Issued................     4,798,706       7,924,532       6,852,631         238,241       6,860,600
  Reinvested............     1,053,720         234,089         537,524          48,319          19,516
  Redeemed..............   (34,859,881)     (6,448,544)     (4,578,933)        (27,381)    (11,141,321)
                          ------------    ------------    ------------    ------------    ------------
                           (29,007,455)      1,710,077       2,811,222         259,179      (4,261,205)
                          ------------    ------------    ------------    ------------    ------------
CLASS B SHARES:
  Issued................         3,648(b)           --              --         198,308(d)           --
  Reinvested............            --(b)           --              --          25,125(d)           --
  Redeemed..............            --(b)           --              --         (18,450)(d)          --
                          ------------    ------------    ------------    ------------    ------------
                                 3,648              --              --         204,983              --
                          ------------    ------------    ------------    ------------    ------------
INSTITUTIONAL SHARES:
  Issued................    29,010,448(c)           --              --       1,020,991      10,167,911(e)
  Reinvested............            --(c)           --              --       1,969,036       1,504,756(e)
  Redeemed..............      (454,578)(c)          --              --      (1,842,736)       (500,054)(e)
                          ------------    ------------    ------------    ------------    ------------
                            28,555,870              --              --       1,147,291      11,172,613
                          ------------    ------------    ------------    ------------    ------------
Total net increase
  (decrease) from share
  transactions..........      (447,937)      1,710,077       2,811,222       1,611,453       6,911,408
                          ============    ============    ============    ============    ============

---------------
(a) For the period from March 1, 1998 through December 31, 1998.
(b) For the period from December 15, 1998 (commencement of operations) through December 31, 1998.
(c) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.
(d) For the period from February 5, 1998 (commencement of operations) through December 31, 1998.
(e) For the period from October 3, 1997 (commencement of operations) through December 31, 1997.

                                   Continued

ISG FUNDS

                               DECEMBER 31, 1998

                                     SMALL-CAP OPPORTUNITY FUND              INTERNATIONAL EQUITY FUND
                            --------------------------------------------    ----------------------------
                            PERIOD ENDED     YEAR ENDED      YEAR ENDED     PERIOD ENDED    PERIOD ENDED
                            DECEMBER 31,    FEBRUARY 28,    FEBRUARY 28,    DECEMBER 31,    FEBRUARY 28,
                              1998(a)           1998            1997          1998(a)         1998(d)
                            ------------    ------------    ------------    ------------    ------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
  Proceeds from shares
     issued...............  $ 77,866,066    $ 47,226,667    $ 35,538,237    $  7,649,448    $ 26,266,042
  Dividends reinvested....     4,840,922      10,900,651       3,267,077          48,021          17,816
  Cost of shares
     redeemed.............  (163,322,368)    (31,615,686)    (13,570,540)    (32,664,626)       (866,338)
                            ------------    ------------    ------------    ------------    ------------
                             (80,615,380)     26,511,632      25,234,774     (24,967,157)     25,417,520
                            ------------    ------------    ------------    ------------    ------------
CLASS B SHARES:
  Proceeds from shares
     issued...............         8,011(b)           --              --              --              --
  Dividends reinvested....            --(b)           --              --              --              --
  Cost of shares
     redeemed.............            --(b)           --              --              --              --
                            ------------    ------------    ------------    ------------    ------------
                                   8,011              --              --              --              --
                            ------------    ------------    ------------    ------------    ------------
INSTITUTIONAL SHARES:
  Proceeds from shares
     issued...............    89,048,532(c)           --              --      26,755,898(c)           --
  Dividends reinvested....            --(c)           --              --              --(c)           --
  Cost of shares
     redeemed.............      (849,359)(c)          --              --        (180,925)(c)          --
                            ------------    ------------    ------------    ------------    ------------
                              88,199,173              --              --      26,574,973              --
                            ------------    ------------    ------------    ------------    ------------
Total net increase
  (decrease) from capital
  transactions............  $  7,591,804    $ 26,511,632    $ 25,234,774    $  1,607,816    $ 25,417,520
                            ============    ============    ============    ============    ============
SHARE TRANSACTIONS:
CLASS A SHARES:
  Issued..................     6,023,495       3,050,510       2,464,715         693,655       2,623,705
  Reinvested..............       360,456         759,627         234,535           4,764           1,867
  Redeemed................   (13,280,164)     (2,003,613)       (929,615)     (3,221,732)        (88,124)
                            ------------    ------------    ------------    ------------    ------------
                              (6,896,213)      1,806,524       1,769,635      (2,523,313)      2,537,448
                            ------------    ------------    ------------    ------------    ------------
CLASS B SHARES:
  Issued..................           647(b)           --              --              --              --
  Reinvested..............            --(b)           --              --              --              --
  Redeemed................            --(b)           --              --              --              --
                            ------------    ------------    ------------    ------------    ------------
                                     647              --              --              --              --
                            ------------    ------------    ------------    ------------    ------------
INSTITUTIONAL SHARES:
  Issued..................     7,515,579(c)           --              --       2,661,813(c)           --
  Reinvested..............            --(c)           --              --              --(c)           --
  Redeemed................       (69,536)(c)          --              --         (17,292)(c)          --
                            ------------    ------------    ------------    ------------    ------------
                               7,446,043              --              --       2,644,521              --
                            ------------    ------------    ------------    ------------    ------------
Total net increase
  (decrease) from share
  transactions............       550,477       1,806,524       1,769,635         121,208       2,537,448
                            ============    ============    ============    ============    ============

---------------
(a) For the period from March 1, 1998 through December 31, 1998.
(b) For the period from December 21, 1998 (commencement of operations) through December 31, 1998.
(c) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.
(d) For the period from August 15, 1997 (commencement of operations) through February 28, 1998.

NOTE 9 -- SUBSEQUENT EVENTS

     Effective January 4, 1999, ISG began offering to the public Institutional Shares, Class A Shares and Class B Shares of the Aggressive Growth Fund, the Growth Fund, the Growth & Income Fund, the Moderate Growth & Income Fund and the Current Income Fund (the "Strategic Portfolios"). The Strategic Portfolios invest directly in Institutional Shares of various ISG Funds.

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of
The Infinity Mutual Funds, Inc. --
ISG Funds:

We have audited the accompanying statements of assets and liabilities of The Infinity Mutual Funds, Inc. -- ISG Funds (ISG Treasury Money Market Fund, ISG Prime Money Market Fund, ISG Limited Term U.S. Government Fund, ISG Government Income Fund, ISG Municipal Income Fund, ISG Limited Term Tennessee Tax-Exempt Fund, ISG Tennessee Tax-Exempt Fund, ISG Limited Term Income Fund, ISG Income Fund, ISG Equity Income Fund, ISG Large-Cap Equity Fund, ISG Capital Growth Fund, ISG Small-Cap Opportunity Fund, and ISG International Equity Fund) including the schedules of portfolio investments, as of December 31, 1998, and the related statements of operations and cash flows, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of The Infinity Mutual Funds, Inc.'s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1998, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The Infinity Mutual Funds, Inc. -- ISG Funds as of December 31, 1998, the results of their operations and their cash flows, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                      KPMG LLP

Columbus, Ohio
February 19, 1999

--------------------------------------------------------------------------------

                                   ISG FUNDS
                     3435 Stelzer Road - Columbus, OH 43219


                               INVESTMENT ADVISER
                          First American National Bank
                315 Deaderick Street - Nashville, TN 37237-0401


                                 ADMINISTRATOR
                         BISYS Fund Services Ohio, Inc.
                     3435 Stelzer Road - Columbus, OH 43219


                                  DISTRIBUTOR
                    BISYS Fund Services Limited Partnership
                     3435 Stelzer Road - Columbus, OH 43219


                                   CUSTODIAN
                              The Bank of New York
                   90 Washington Street - New York, NY 10286


                                TRANSFER AGENT &
                           DIVIDEND DISBURSING AGENT
                         BISYS Fund Services Ohio, Inc.
                     3435 Stelzer Road - Columbus, OH 43219

BISYS Fund Services Limited Partnership is the Funds' distributor and is unaffiliated with First American National Bank, the Funds' adviser.

Investments in the Funds are neither guaranteed by nor obligations of First American National Bank or any other bank and are not insured by the FDIC or any other government agency. Investments in mutual funds involve risk, including the possible loss of principal. This material must be preceded or accompanied by a current prospectus.

                                                               -----------------
                                                                   BULK RATE
                                                                 U.S. POSTAGE
                                                                      PAID
                                                                 CLEVELAND, OH
                                                                  PERMIT NO. 1
                                                               -----------------

                                                                   ISG-0012-0299